       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 1998
                                                Securities Act File No. 33-20827
                                         Investment Company Act File No.811-5518
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                         Pre-Effective Amendment No.                        | |
                         Post-Effective Amendment No. 64                    |X|


                                       and


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|


                                Amendment No. 66                            |X|
                               ------------------
                               THE RBB FUND, INC.

-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
                         Bellevue Park Corporate Center
                         400 Bellevue Parkway, Suite 100
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (302) 792-2555

                                             Copies to:

 GARY M. GARDNER, ESQUIRE                     MICHAEL P. MALLOY, ESQUIRE
 PNC Bank, National Association               Drinker Biddle & Reath LLP
 1600 Market Street, 28th Floor               1100 PNB Building
 Philadelphia, PA 19103                       1345 Chestnut Street
 (NAME AND ADDRESS OF AGENT FOR SERVICE)      Philadelphia, PA 19107-3496

 It is proposed that this filing will become effective (check appropriate box)

 | |       immediately upon filing pursuant to paragraph (b)


 |X|       on December 29, 1998 pursuant to paragraph (b)


 | |       60 days after filing pursuant to paragraph (a) (1)

 | |       on (date) pursuant to paragraph (a) (1)

 | |       75 days after filing pursuant to paragraph (a) (2)

 | |       on (date) pursuant to paragraph (a) (2) of Rule 485

 If appropriate, check the following box:
         | |       This post-effective amendment designates a new effective
date for a previously filed post-effective amendment.



The purpose of this Post-Effective Amendment is to update certain financial and other information relating to the Registrant's Money Market, Municipal Money Market, Goverment Obligations Money Market, New York Municipal Money Market, Government Securities, Boston Partners Large Cap Value, Boston Partners Mid
Cap Value, Boston Partners Bond and Boston Partners Micro Cap Value Portfolios.

       Title of Securities..................Shares of Common Stock

                               THE RBB FUND, INC.
               (RBB Shares of the Government Securities Portfolio)
                              Cross Reference Sheet

        Form N-1A Item .............................         Location

        Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value

8.  Redemption or Repurchase........................  How to Redeem Shares;
                                                      and Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.

                             (Bedford Shares of the
                             Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

        Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
    ................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Fund
                                                      Shares"

20. Tax Status ....................................   Taxes; See Prospectus -
     ..............................................   "Taxes"

21. Underwriters ..................................   Portfolio Transactions

22. Calculation of Performance Data ...............   Performance Information

23. Financial Statements ..........................   Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                             (Bedford Shares of the
                        Municipal Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

        Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
    ................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Fund
                                                      Shares"

20. Tax Status ....................................   Taxes; See Prospectus -
     ..............................................   "Taxes"

21. Underwriters ..................................   Portfolio Transactions

22. Calculation of Performance Data ...............   Performance Information

23. Financial Statements ..........................   Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                             (Bedford Shares of the
                                   Government
                       Obligations Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
    ................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                 (Bedford Shares of the Money Market Portfolio,
                 Municipal Money Market Portfolio and Government
                       Obligations Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
    ................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                 (Bedford Shares of the Money Market Portfolio,
                  Municipal Money Market Portfolio, Government
                       Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Cover Page

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
            (Cash Preservation Shares of the Money Market Portfolio,
                      and Municipal Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

        Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                  (Janney Shares of the Money Market Portfolio,
                  Municipal Money Market Portfolio, Government
                       Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Cover Page

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Cover Page"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.

                              (Select Shares of the
                             Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
              (Sansom Street Shares of the Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures; Shareholder
                                                      Servicing

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
              (Sansom Street Shares of the Money Market Portfolio,
                        Municipal Money Market Portfolio
               and Government Obligations Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

        Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redempton
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                            (Principal Shares of the
                             Money Market Portfolio)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
              (Beta Shares of the Municipal Money Market Portfolio,
                  Government Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Inapplicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
             (Gamma Shares of the Municipal Money Market Portfolio,
                  Government Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Inapplicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                  (Delta Shares of the Money Market Portfolio,
                  Municipal Money Market Portfolio, Government
                       Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Inapplicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                 (Epsilon Shares of the Money Market Portfolio,
                  Municipal Money Market Portfolio, Government
                       Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Inapplicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                   (Zeta Shares of the Money Market Portfolio,
                  Municipal Money Market Portfolio, Government
                       Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Inapplicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                   (Eta Shares of the Money Market Portfolio,
                  Municipal Money Market Portfolio, Government
                       Obligations Money Market Portfolio
                 AND NEW YORK Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Inapplicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                  (Theta Shares of the Money Market Portfolio,
                  Municipal Money Market Portfolio, Government
                       Obligations Money Market Portfolio
                 and New York Municipal Money Market Portfolio,)
                              Cross Reference Sheet

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Inapplicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  Purchase and Redemption
                                                      of Shares-Purchase
                                                      Procedures, Net Asset
                                                      Value

8.  Redemption or Repurchase........................  Purchase and Redemption
    ................................................  of Shares-Redemption of
                                                      Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "Purchase and Redemption
                                                      of Shares" and
                                                      "Distribution of Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.

                     (BOSTON PARTNERS INSTITUTIONAL CLASS OF
                   THE BOSTON PARTNERS LARGE CAP VALUE FUND)

                              CROSS REFERENCE SHEET

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Not Applicable

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value

8.  Redemption or Repurchase........................  How to Redeem and
    ................................................  Exchange Shares;


9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "How to Purchase Shares",
                                                      "How to Redeem and
                                                      Exchange Shares" and
                                                      "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                       (BOSTON PARTNERS INVESTOR CLASS OF
                    THE BOSTON PARTNERS LARGE CAP VALUE FUND)


                              CROSS REFERENCE SHEET

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Condensed Financial Information ................  Not Applicable

4.  General Description of Registrant ..............  Cover Page; The Fund;
    ................................................  Investment Objectives and
                                                      Policies

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Multi-Class
                                                      Structure; Description of
                                                      Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares:
                                                      Net Asset Value

8.  Redemption or Repurchase........................  How to Redeem Shares;
    ................................................  Net Asset Value


9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "The Fund"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "How to Purchase Shares"
                                                      and "Distribution of
                                                      Fund Shares"


 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                    (BOSTON PARTNERS INSTITUTIONAL CLASS OF
                    THE BOSTON PARTNERS MID CAP VALUE FUND)

                              CROSS REFERENCE SHEET

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Investment
    ................................................  Objectives and Policies
                                                      Description of Shares

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value



8.  Redemption or Repurchase........................  How to Redeem and Exchange
    ................................................  Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" "Multi
                                                      Class Structure: and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "How to Purchase Shares",
                                                      "How to Redeem and
                                                      Exchange shares" and
                                                      "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                       (BOSTON PARTNERS INVESTOR CLASS OF
                     THE BOSTON PARTNERS MID CAP VALUE FUND)

                              CROSS REFERENCE SHEET

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; The Fund;
    ................................................  Investment Objectives
                                                      and Policies

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Multi-
                                                      Class Structure;
                                                      Description of Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value

8.  Redemption or Repurchase........................  "How to Redeem Shares;
    ................................................  Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "The Fund"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "How to Purchase Shares",
                                                      "How to Redeem Shares"
                                                      and "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                     (BOSTON PARTNERS INSTITUTIONAL CLASS OF
                         THE BOSTON PARTNERS BOND FUND)

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Introduction;
    ................................................  Investment Objectives and
                                                      Policies; Investment
                                                      Limitations; Risk Factors

5.  Management of the Fund .........................  Management

5A. Management's Discussion of Fund Performance       Not Applicable

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Taxes;
                                                      Multi-Class Structure;
                                                      Description of Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value

8.  Redemption or Repurchase........................  How to Redeem Shares;
    ................................................  Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

                               THE RBB FUND, INC.
                       (BOSTON PARTNERS INVESTOR CLASS OF
                         THE BOSTON PARTNERS BOND FUND)

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; Introduction;
    ................................................  Investment Objectives and
                                                      Policies; Investment
                                                      Limitations; Risk Factors

5.  Management of the Fund .........................  Management

5A. Management's Discussion of Fund Performance       Not Applicable

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Taxes;
                                                      Multi-Class Structure;
                                                      Description of Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value

8.  Redemption or Repurchase........................  How to Redeem Shares; Net
    ................................................  Asset Value

9.  Legal Proceedings...............................  Inapplicable

                               THE RBB FUND, INC.
             (BOSTON PARTNERS INSTITUTIONAL CLASS AND INVESTOR CLASS
                        OF THE BOSTON PARTNERS BOND FUND)

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      "Multi-Class Structure"
                                                      and "Description of
                                                      Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "How to Purchase Shares",
                                                      How to Redeem and Exchange
                                                      Shares" and "Distribution
                                                      of Fund Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Not Applicable

 22. Calculation of Performance Data ...............  Performance and Yield
                                                      Information

 23. Financial Statements ..........................  Miscellaneous

                               THE RBB FUND, INC.
                     (BOSTON PARTNERS INSTITUTIONAL CLASS OF
                    THE BOSTON PARTNERS MICRO CAP VALUE FUND)


                              CROSS REFERENCE SHEET

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Financial Highlights ...........................  Financial Highlights

4.  General Description of Registrant ..............  Cover Page; The Fund;
    ................................................  Investment Objectives and
                                                      Policies

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Multi-Class
                                                      Structure; Description of
                                                      Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value


8.  Redemption or Repurchase........................  How to Redeem and Exchange
    ................................................  Shares; Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "Introduction"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" "Multi
                                                      Class Structure: and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "How to Redeem and
                                                      Exchange Shares" and
                                                      "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                               THE RBB FUND, INC.
                       (BOSTON PARTNERS INVESTOR CLASS OF
                    THE BOSTON PARTNERS MICRO CAP VALUE FUND)


                              CROSS REFERENCE SHEET

         Form N-1A Item .............................         Location

         Part A                                               PROSPECTUS


1.  Cover Page .....................................  Cover Page

2.  Synopsis .......................................  Introduction

3.  Condensed Financial Information ................  Not Applicable

4.  General Description of Registrant ..............  Cover Page; The Fund;
    ................................................  Investment Objectives and
                                                      Policies

5.  Management of the Fund .........................  Management

6.  Capital Stock and Other Securities .............  Cover Page; Dividends and
    ................................................  Distributions; Multi Class
                                                      Structure; Description
                                                      of Shares

7.  Purchase of Securities Being Offered............  How to Purchase Shares;
                                                      Net Asset Value

8.  Redemption or Repurchase........................  "How to Redeem Shares;
    ................................................  Net Asset Value

9.  Legal Proceedings...............................  Inapplicable

    PART B .........................................  STATEMENT OF
    ................................................  ADDITIONAL INFORMATION

10. Cover Page .....................................  Cover Page

11. Table of Contents ..............................  Contents

12. General Information and History ................  General; See Prospectus
 ...................................................  "The Fund"

13. Investment Objectives and Policies .............  Investment Objectives
                                                      and Policies

14. Management of the Fund .........................  Directors and
    ................................................  Officers; Investment
                                                      Advisory, Distribution
                                                      and Servicing Arrangements

15. Control Persons and Principal Holders
    of Securities ..................................  Miscellaneous

16. Investment Advisory and Other
    Services .......................................  Investment Advisory,
    ................................................  Distribution
                                                      and Servicing
                                                      Arrangements;
                                                      See Prospectus -
                                                      "Management"

17. Brokerage Allocation and Other Practices          Portfolio Transactions

18. Capital Stock and Other Securities .............  Additional Information
    ................................................  Concerning Fund Shares;
                                                      See Prospectus -
                                                      "Dividends and
                                                      Distributions" Multi Class
                                                      Structure" and
                                                      "Description of Shares"

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Purchase and Redemption
    ................................................  Information; Valuation of
                                                      Shares; See Prospectus -
                                                      "How to Redeem Shares" and
                                                      "Distribution of Fund
                                                      Shares"

 20. Tax Status ....................................  Taxes; See Prospectus -
     ..............................................   "Taxes"

 21. Underwriters ..................................  Portfolio Transactions

 22. Calculation of Performance Data ...............  Performance Information

 23. Financial Statements ..........................  Financial Statements

     PART C ........................................  OTHER INFORMATION

 Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                       TABLE OF CONTENTS

                                                     Page
                                                     ----


INTRODUCTION.......................................... 2
FINANCIAL HIGHLIGHTS.................................. 5
INVESTMENT OBJECTIVES AND POLICIES.................... 7
YEAR 2000.............................................10
INVESTMENT LIMITATIONS................................11
MANAGEMENT............................................12
DISTRIBUTION OF SHARES................................15
HOW TO PURCHASE SHARES................................15
HOW TO REDEEM SHARES..................................19
NET ASSET VALUE.......................................21
DIVIDENDS AND DISTRIBUTIONS...........................21
TAXES.................................................22
DESCRIPTION OF SHARES.................................23
OTHER INFORMATION.....................................24
ACCOUNT APPLICATION...............................CENTER

Investment Adviser
BlackRock Institutional Management Corporation
Wilmington, Delaware

Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania





                              GOVERNMENT SECURITIES
                                    PORTFOLIO

                                   (RBB Class)





                                   PROSPECTUS
                                December 29, 1998

Custodian
PNC Bank, National Association
Philadelphia, Pennsylvania

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Counsel
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

                                  THE RBB CLASS
                              of The RBB Fund, Inc.


     This Prospectus offers one class of shares in the Government Securities Portfolio of The RBB Fund, Inc. (the "Fund"). The investment objective of this portfolio is as follows:

          Government Securities Portfolio -- to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve such objective by investing in obligations issued or guaranteed by the U.S. Treasury or other agencies or instrumentalities of the U.S. Government.

          Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal.

          This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling
     (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. The class (the "RBB Class" or the "Class") of shares (the "RBB Shares" or "Shares") offered by this Prospectus represents interests in the Government Securities Portfolio (the "Portfolio").



Fund Management



     BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as the investment adviser to the Portfolio. PNC Bank serves as the custodian to the Fund. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds.


     PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund.


The Distributor


     Provident Distributors, Inc. (the "Distributor"), serves as the Fund's distributor.


Investment Portfolio


     The investment objective of the Government Securities Portfolio is to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve this objective by investing in obligations issued or guaranteed by the U.S. Treasury or other agencies or instrumentalities of the U.S. Government.

EXPENSE TABLE


     The Fee Table below contains a summary of annual operating expenses incurred by the RBB Shares of the Portfolio (after fee waivers and expense reimbursements) for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases
(as percentage of offering price)....................................   4.75%

         Annual Fund Operating Expenses (RBB Class)
         (as a percentage of average net assets)

           Management Fees (after
            waivers)(1)..............................................      0%
           12b-1 Fees................................................    .40%
           Other Expenses (after
            waivers)(1)..............................................    .30%
           Total Fund Operating Expenses (after
            waivers)(1)..............................................    .70%
                                                                       =====


          (1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before expense reimbursements and waivers for the Portfolio, Management Fees would be .40%, Other Expenses would be .91%, and Total Fund Operating Expenses would be 1.71%.




Example

     An investor would pay the following expenses on a $1,000 investment in the Portfolio, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:



                                               One           Three         Five            Ten
                                              Year           Years         Years          Years
                                              ----           -----         -----          -----



Government Securities                         $7*             $22*          $39*          $87*



* Reflects the imposition of the maximum sales charge at the beginning of the period.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of the Portfolio may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that a holder of RBB Shares in the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees (if any) will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors. The expense figures are based on actual costs and fees charged to the Portfolio.


Offering Price


     RBB Shares will be offered to the public at the next determined net asset value after receipt by PFPC, the Fund's transfer agent, of an order plus a maximum sales charge of 4.75% of the offering price on single purchases of less than $100,000. The sales charge is reduced on a graduated scale on single purchases of $100,000 or more.


Minimum Initial and Subsequent Investments


     The minimum initial investment for RBB Shares is $1,000. Subsequent investments must be $100 or more. See "How to Purchase Shares."


Redemption


     Shares may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request. The Fund reserves the right, upon 30 days written notice, to redeem an account consisting of RBB Shares if the net asset value of the investor's Shares in that account falls below $500 and is not increased to at least such amount within such 30-day period. See "How to Redeem Shares--Involuntary Redemption."


Certain Factors to Consider


     An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its objective. The Portfolio, to the extent set forth under "Investment Objective and

Policies," engages in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments, the lending of portfolio securities and engaging in options and futures transactions. All of these transactions involving certain special risks, as set forth under "Investment Objective and Policies." Investment methods described in this Prospectus are among those which the Portfolio has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


Shareholder Inquiries

     Any questions or communications regarding a shareholder account should be directed to PFPC, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 430-9618.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The table below sets forth certain information concerning the investment results of the RBB Class of the Government Securities Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for the Portfolio, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ending
August 31, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. The financial data should be read in conjunction with the financial statements and notes thereto. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on Page 1 of this Prospectus.

                                  THE RBB CLASS
                         Government Securities Portfolio
                         -------------------------------

              Financial Highlights(e)
              (For a Share Outstanding Throughout each Period)




                                                For the           For the        For the          For the           For the
                                              Year Ended         Year Ended     Year Ended       Year Ended        Year Ended
                                              August 31,         August 31,     August 31,       August 31,        August 31,
                                                 1998               1997           1996             1995              1994
                                              ----------         ----------     ----------       ----------        ----------
Net asset value, beginning
of period...............................       $ 8.87            $  9.04        $   9.54         $   9.69         $   10.73
                                               ------            -------        --------         --------         ---------

Income from investment operations:

    Net investment income...............       0.5562             0.8744          0.5220           0.5819            0.5931
    Net gains (losses) on securities
     (both realized and unrealized).....       0.3565             0.1346         (0.2540)          0.0361           (0.8651)
                                               ------            -------         -------           ------           -------

     Total from investment operations...       0.9127             1.0090          0.2680           0.6180           (0.2720)
                                               ------            -------          ------           ------           -------

Less distributions
    Dividends (from net investment
     income)............................       (0.5562)          (0.8744)        (0.5220)         (0.5819)          (0.5901)
    Distributions (from excess of net
     investment income).................            --                --              --               --           (0.0235)
    Return of capital ..................       (0.3565)          (0.3046)        (0.2460)         (0.1861)          (0.1544)
                                               --------          -------         -------          -------           -------

     Total distributions................       (0.9127)          (1.1790)        (0.7680)         (0.7680)          (0.7680)
                                               --------          -------         -------          -------           -------

Net asset value, end of period..........       $ 8.87            $  8.87         $  9.04          $  9.54           $  9.69
                                               ======            =======         =======          =======           =======

Total return ...........................       6.54%(d)           9.39%(d)        2.75%(d)         6.72%(d)         (2.60%)(d)
Ratios/Supplemental Data
  Net assets, end of period (000).......       $5,901            $6,737         $ 8,785          $10,514           $54,938
  Ratios of expenses to average
    net assets..........................       0.70%(a)             0.70%(a)         .70%(a)          .72%(a)           .64%(a)
  Ratios of net investment income to
    average net assets .................       6.16%                6.18%           6.05%            6.59%             5.86%
  Portfolio turnover rate...............          5%                  26%             77%              86%               65%




                                                                                 For the Period
                                                                                 August 1, 1991
                                                For the           For the        (Commencement
                                              Year Ended        Year Ended       of Operations)
                                              August 31,        August 31,       to August 31,
                                                 1993               1992             1991
                                              ----------        ----------       --------------
Net asset value, beginning
of period...............................      $   10.46         $    10.12         $   10.00
                                              ---------         ----------         ---------

Income from investment operations:

    Net investment income...............         0.7080             0.8002            0.0737
    Net gains (losses) on securities
     (both realized and unrealized).....         0.3300             0.3408            0.1213
                                                 ------             ------            ------

     Total from investment operations...         1.0380             1.1410            0.1950
                                                 ------             ------            ------

Less distributions
    Dividends (from net investment
     income)............................        (0.7080)           (0.8010)          (0.0750)
    Distributions (from excess of net
     investment income).................             --                 --
    Return of capital ..................        (0.0600)                --                --
                                                -------            -------          --------

     Total distributions................        (0.7680)           (0.8010)          (0.0750)
                                                -------            -------           -------

Net asset value, end of period..........        $ 10.73            $ 10.46           $ 10.12
                                                =======            =======           =======

Total return ...........................          10.36%(d)          11.73%(d)          1.95%(c)(d)
Ratios/Supplemental Data
  Net assets, end of period (000).......        $36,296            $25,604           $28,225
  Ratios of expenses to average
    net assets..........................            .66%(a)            .83%(a)          1.10%(a)(b)
  Ratios of net investment income to
    average net assets .................           6.70%              7.81%             8.50%(b)
  Portfolio turnover rate...............             47%               21%                 3%(c)


-----------------
(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Securities Portfolio would have been 1.71%, 2.15%, 2.05%, 1.22%, 1.10%. 1.22% and 1.22% for the years ended
     August 31, 1998, 1997, 1996, 1995, 1994, 1993 and 1992, respectively, and
     1.28% annualized for the period ended August 31, 1991.

(b)  Annualized.

(c)  Not annualized.

(d)  Sales load not reflected in total return.

(e) Financial Highlights relate solely to the RBB Class of Shares within the portfolio.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


                         Government Securities Portfolio



     The objective of the Government Securities Portfolio is to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve such objective by investing in obligations issued or guaranteed by the U.S. Treasury or other agencies or instrumentalities of the U.S. Government. There is no assurance that the investment objective of the Portfolio will be achieved.


     U.S. Government Obligations. The Portfolio may purchase U.S. Government agency and instrumentality obligations, which are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


     During ordinary market conditions, at least 90% of the Portfolio's net assets will be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. The Portfolio will at all times invest at least 65% of its assets in such obligations, not including options and futures on such obligations. The Portfolio's investment adviser may adjust the average maturity of the Portfolio from time to time depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the Portfolio may be relatively short (under one year to five years, for example) and at other times may be relatively long (more than 10 years, for example). The obligations in which the Portfolio invests may not yield as high a level of current income as lower grade obligations.

     Hedging Investments. At such times as the Portfolio's investment adviser deems it appropriate and consistent with the investment objective of the Portfolio, the Portfolio may write covered call options on U.S. Government obligations which are traded on a national securities exchange. The Portfolio may also purchase and sell (i) options on U.S. Government obligations, (ii) interest rate futures contracts, and (iii) options on interest rate futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Portfolio caused by fluctuating interest rates, and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Options and futures contracts are discussed below.

     Options. The Portfolio may purchase options issued by the Options Clearing Corporation on U.S. Treasury bonds, notes and bills. Such options give the Portfolio the right for a fixed period of time to sell (in the case of the purchase of a put option) or to buy (in the case of the purchase of a call option) the number of units of the underlying obligation covered by the option at a fixed or determinable exercise price. Buying a put hedges against the risk of rising interest rates. Buying a call hedges against a market advance when the Portfolio is not fully invested. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.


     The Portfolio also may write (sell) put or call options but only if such options are covered, and such options remain covered so long as the Portfolio is obligated as a writer of the option (seller). A call option is "covered" if the Portfolio owns the underlying security covered by the call. A put option is "covered" if the Portfolio maintains in a segregated account with its custodian liquid assets with a value equal to the exercise price. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call is exercised, the writer realizes a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium. Prior to its expiration, a put or call option may be purchased in a closing sale transaction and gain or loss from the sale will depend on whether the amount paid is more or less than the premium received for the option plus the related transaction costs.

     Options are subject to certain risks, including the risk of imperfect correlation between the option and the Portfolio's other investments and the risk that there might not be a liquid secondary market for the option. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.


     Futures Contracts. As noted above, the Portfolio may invest in financial futures contracts. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Portfolio's investment adviser when hedge positions were established.

     Options on Futures. The Portfolio may purchase and write call and put options on futures contracts which are traded on a U.S. exchange or board of exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Portfolio may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Portfolio is not fully invested.


     There is no assurance that the Portfolio will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the debt securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Portfolio's ability to effectively hedge its securities.

     The Portfolio will not enter into financial futures contracts or related options contracts (valued at market value) if, immediately thereafter, more than 50% of the value of the Portfolio's total assets would be so hedged. The 50% investment restriction is not a fundamental policy of the Portfolio and may be changed without a shareholder vote by the Board of Directors. Restrictions imposed by the Internal Revenue Code may also limit the Portfolio's ability to engage in hedging transactions.

     The Portfolio intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio from registration as a "commodity pool operator."

     Short Sales. The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales as a form of hedging to offset potential declines in long positions in similar securities. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a portfolio forgoes an opportunity for capital appreciation in the security.

     When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset when the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     Lending of Portfolio Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks.


     Portfolio Turnover. The Portfolio will actively use trading to benefit from yield disparities among different issues of U.S. Government securities or otherwise to achieve its investment objective and policies. The Portfolio, therefore, may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from portfolios which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by the Portfolio. The Portfolio anticipates that the annual turnover in the Portfolio will not be in excess of 200%. A 200% turnover rate is greater than that of many other investment companies.


     Illiquid Securities. The Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without the affirmative vote of the holders of a majority of outstanding Shares of the Fund representing interests in the Portfolio.

         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.




 INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


     The Portfolio may not change the following investment limitations (with certain exceptions, as noted below) without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")


     The Portfolio may not:


          1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such limitations.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Portfolio to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations. (In determining whether the Portfolio has complied with this limitation, the value of options and futures will not be taken into account.)

          4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors


     The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The RBB Family Class represents interests in the Government Securities Portfolio.


Investment Adviser



     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC

Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


     As adviser to the Portfolio, BIMC is responsible for overall management of the Portfolio, and is responsible for all purchases and sales of portfolio securities for the Portfolio.

     Robert J. Morgan is responsible for the day-to-day portfolio management of the Portfolio. Mr. Morgan is Assistant Vice President with BIMC, where he has been employed since 1988. Previously, he was a Portfolio Manager with CoreStates Financial Corp.

     For the services provided and expenses assumed by it, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .40% of first $250 million of net assets;
 .35% of next $250 million of net assets; and .30% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. In addition, BIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to BIMC.

     For the fiscal year ended August 31, 1998, BIMC waived all investment advisory fees payable to it with respect to the Portfolio.


Administrator


     PFPC serves as administrator to the Portfolio. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. PFPC generally assists the Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at an annual rate of .10% of the Portfolio's average daily net assets. For the fiscal year ended August 31, 1998, PFPC waived all administration fees payable to it with respect to the portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


Transfer Agent, Dividend Disbursing Agent, and Custodian


     PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


Distributor


     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania, acts as Distributor for the Portfolio pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


Expenses

     The expenses of the Portfolio are deducted from its total income before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The RBB Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the RBB Class or if it receives different services.


     The investment adviser may assume additional expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of decreasing yield to investors.

     For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.71% of the average daily net assets of the RBB Class of the Portfolio (not taking into account waivers and reimbursements of 1.01%).


Portfolio Transactions


     The Portfolio's adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Portfolio's securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Transactions for the Portfolio may be effected through Authorized Dealers, subject to the requirements of best execution. The Portfolio may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.

                      THE RBB CLASS NEW ACCOUNT APPLICATION
                         Mail completed application to:
                 PFPC - Attention: The RBB Class, P.O. Box 8950,
                              Wilmington, DE 19899



========================================================================================================
1                  ---------------------------------------------------------     [ ] Individual
                   PLEASE PRINT
Registration
                   ---------------------------------------------------------     [ ] Joint Tenant
                   Owner

                                                                                 [ ] Custodian
                   ---------------------------------------------------------
                   Co-owner*, minor, trust
                                                                                 [ ] UGMA_____(state)

                   ---------------------------------------------------------
                   Street Address                                                [ ] Trust


                   ---------------------------------------------------------     [ ] Corporation
                   City                  State             Zip Code

                                                                                 [ ] Other____________
                   ---------------------------------------------------------
                   *For joint registration, both must sign. The registration
                   will be as joint tenants with the right of survivorship
                   and not as tenants in common, unless otherwise stated.

--------------------------------------------------------------------------------------------------------

2                  Enclosed is my check for $_________ (minimum of $1,000 per portfolio) made payable to
Investments        "The RBB Class" Government Securities Portfolio $_________________.
                   My account being established with this application qualifies for a reduced sales charge with one of the following privileges:


                    [ ] Right of Accumulation - I agree for Rights of Accumulation reduced sales charge based on the following accounts in the RBB Class

                   ------------------------------         --------------------------------
                             Portfolio                              Account No.

                    [ ] Letter of Intent - I agree to the Letter of Intent provisions in the prospectus.
                        I plan to invest during a 13-month period a dollar amount of at least $________.
                        ($100,000 minimum)

========================================================================================================

========================================================================================================
3                  Under penalties of perjury, I certify with my signature below that the number shown
Taxpayer           in this section of the application is my correct taxpayer identification number and
Identification     that I am not subject to backup withholdings as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

                   If you are subject to backup withholding, check the box in front of the following statement.

               [ ] The Internal Revenue Service has notified me that I am subject to backup withholding.



                   ------------------------------   or   --------------------------------  or
                     (Owner's Social Security #)               (Tax Identification #)



                   ------------------------------
                     (Minor's Social Security #)

--------------------------------------------------------------------------------------------------------

4                  A. Dividend Election
Options            Unless you elect otherwise, all dividends and capital gains distributions will be automatically reinvested in additional shares. If you prefer to be paid in cash each month check the appropriate box below. Pay all:

                      [ ] dividends and capital gains in cash.

                      [ ] dividends in cash and reinvest capital gains.

                      [ ] capital gains in cash and reinvest dividends.

                      [ ] I request the above distributions be sent to the special payee whose address is specified in Section B below.

--------------------------------------------------------------------------------------------------------

B. SYSTEMATIC WITHDRAWAL

Systematic withdrawal plan minimum account of $10,000 in shares at the current offering price. Minimum withdrawal $100. Each withdrawal redemption will be processed about the 25th of the month and mailed as soon as possible thereafter. Shareholders holding share certificates are not eligible for the
Systematic Withdrawal Plan because share certificates must accompany all withdrawal requests.

Start (month) __________________________________  $(amount)____________________________

 [ ]  Monthly          [ ] Quarterly             [ ] Semi-annually            [ ] Annually
--------------------------------------------------------------------------------------------------------

Provide the following information only if distribution or withdrawal checks are to be payable to a person or organization different than as registered.

   Name of Bank or Individual: ________________________________________________________
   Bank Account # (if applicable)______________________________________________________
   Street_______________________________City_________________State________Zip__________


--------------------------------------------------------------------------------------------------------

C. AUTOMATIC INVESTING

This program provides for investments to be made automatically, by authorizing PFPC to withdraw funds from your bank account. An initial minimum investment of $1,000, and subsequent investment of at least
$100 are required. The program requires additional information so that PFPC may contact your bank to make sure the arrangement is properly established. This may not be used with a Systematic Withdrawal
Program.

   [ ] Check here and the proper form will be sent to you.

========================================================================================================


========================================================================================================
5                  Citizenship:    [ ] U.S.   [ ] Other________________________
Signatures         Please provide Phone Number (___)________________
                   Sign below exactly as printed in Registration.
                   I(we) am (are) of legal age and have read the prospectus. I(we) hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set below his name and has the authority to make this authorization.
                   Please print titles below if signing on behalf of a business or trust.

                   Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to audit backup withholding.

                   -------------------------------------------------------------
                                            Signature

                   -------------------------------------------------------------
                   (President, Trustee, General Partner or Agent)

                   -------------------------------------------------------------
                                            Signature

                   -------------------------------------------------------------
                   (Co-owner, Secretary of Corporation, Co-trustee, etc.)

--------------------------------------------------------------------------------------------------------

6                  MUST BE COMPLETED BY DEALER
Investment Dealer
                   -------------------------------------------------------------
                   Firm Name

                   -------------------------------------------------------------
                   Branch Street Address

                   -------------------------------------------------------------
                   Representative's Signature

                   -------------------------------------------------------------
                   Representative's name (print)

                   -------------------------------------------------------------
                   Representative Number

                   -------------------------------------------------------------
                   Date

========================================================================================================

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


     The Board of Directors of the Fund approved and adopted the Distribution Agreement and a Plan of Distribution for the Portfolio (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation under the Plan is agreed upon by the Fund's Board of Directors and by the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .40% of the average daily net assets of the Class on an annualized basis in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to ensure that the fee required to be accrued by the Class does not exceed the income of the Class on such day. In addition, the Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.


     Under the dealer agreements in effect with respect to the Class, the Distributor may reallocate up to all of the compensation it receives for its services under the Distribution Agreement and the Plan to Authorized Dealers, based upon the aggregate investment amounts maintained by customers of such Authorized Dealers in the Portfolio. The Distributor may also reimburse Authorized Dealers for other expenses incurred in the promotion of the sale of Fund Shares. The Distributor and/or Authorized Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Portfolio as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General


     Shares representing interests in the Portfolio are offered continuously for sale by the Distributor and may be purchased through Authorized Dealers. Shares representing interests in the Portfolio may be purchased initially by completing the application included in this Prospectus and forwarding the application, through the designated Authorized Dealer, to the Fund's transfer agent, PFPC. Subsequent purchases of Shares may be effected through an Authorized Dealer or by mailing a check or Federal Reserve Draft, payable to the order of "The RBB Class" to The RBB Class, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The name of the Portfolio for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Portfolio must be at least $1,000 and subsequent investments must be at least $100. The Fund reserves the right to reject any purchase order.


     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday. Shares are offered at the next determined net asset value per share, plus a sales load as described below.

     The price paid for Shares purchased is based on the net asset value next computed (plus a sales charge, if no sales charge has been previously imposed with respect to such Shares) after a purchase order is received in good order by the Fund's transfer agent. Such price will be the net asset value next computed (plus any applicable sales charge) after an order is received by an Authorized Dealer provided such order is transmitted to and received by the Fund's transfer agent prior to its close of business on such day. It is the responsibility of Authorized Dealers to transmit orders received by them to the Fund's transfer agent so they will be received prior to such time. On any Business Day, orders received by the Fund's transfer agent from an Authorized Dealer after its close of business are priced at the net asset value next determined (plus any applicable sales charge) on the following Business Day. Orders of less than $500 are mailed by an Authorized Dealer. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value (plus any applicable sales charge) next determined after the Fund's transfer agent receives the order and Federal Funds are available to the Fund, which is generally two Business Days after a purchase order is received.


     Shareholders whose shares are held in the street name account of an Authorized Dealer and who desire to transfer such shares to the street name account of another Authorized Dealer should contact their current Authorized Dealer.


     Sales Charges -- General. The following table shows sales charges generally applicable to Shares at various investment levels. Sales charges are reduced on a graduated scale on single purchases of Shares of $100,000 or more. Sales charges are imposed regardless of whether Shares are purchased through Authorized Dealers or by direct investment. During special promotions, as much as the entire sales load may be reallowed to Authorized Dealers, and at such times such Authorized Dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.


                                                     Sales                Sales            Reallowance
                                                   Charge as            Charge as         to Authorized
                                                   Percentage          Percentage          Dealers (as
                                                     of Net            of Offering        % of Offering
Amount of Transaction at Offering Price           Asset Value             Price               Price)
---------------------------------------           -----------          -----------        -------------
Less than $ 100,000 ..........................       4.99%                4.75%               4.25%
$100,000 but less than $250,000 ..............       4.17                 4.00                3.50
$250,000 but less than $500,000 ..............       3.09                 3.00                2.50
$500,000 but less than $1,000,000 ............       2.04                 2.00                1.60
$1,000,000 but less than $2,000,000 ..........       1.01                 1.00                 .80
$2,000,000 but less than $4,000,000 ............       50                  .50                 .40
$4,000,000 and above ..........................       -0-                  -0-                 -0-

     The foregoing schedule of sales charges applies to purchases of Shares made at any one time by the following: (a) any individual; (b) any individual, his or her spouse, and their children under the age of 21; (c) a trustee or fiduciary of a single trust estate or single fiduciary account; or (d) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

     The foregoing schedule applies to single purchases and to purchases made under a Letter of Intent or pursuant to the Right of Accumulation, both of which are described below.


     Right of Accumulation. Under the Right of Accumulation, the current value of an investor's existing Shares may be combined with the amount of the investor's current purchase of Shares in determining the sales charge. In order to receive the cumulative quantity reduction, previous purchases of Shares must be called to the attention of the Fund's transfer agent at the time of the current purchase.

     Letter of Intent. An investor may qualify for a reduced sales charge on a purchase of Shares immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest in Shares during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, the Fund's transfer agent will hold Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time.


     The following persons associated with the Fund, the Distributor, or BIMC, PNC Bank or PFPC may buy Shares without paying a sales charge: (a) officers, directors and partners; (b) employees and retirees; (c) registered representatives of Authorized Dealers and of the Distributor; (d) spouses or children of any such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d) above. The following persons may also buy Shares without paying a sales charge, provided any such person informs the Portfolio's transfer agent at the time of purchase that it believes it qualifies for a sales charge waiver: (a) a trust department of a bank or law firm; (b) a 501(c)(3) organization and a charitable remainder trust or a life income pool established for the benefit of a charitable organization; (c) a registered investment adviser for its own account or on behalf of its clients; (d) an employee benefit or retirement plan (including 401(k) plans, 403(b) plans, 457 plans, profit-sharing plans, SEP-IRAs and qualified plans for self-employed individuals, but excluding regular IRAs, IRA transfers, IRA rollovers and non-working spousal IRAs): and
(e) a financial planner that charges a fee and makes the qualifying purchases through a financial institution's net asset value purchase program (provided the purchase program is recognized by the Fund, and the Portfolio whose shares are being purchased is listed as part of the purchase program).


Automatic Investing


     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (800) 430-9618 to obtain the appropriate forms.


Retirement Plans


     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Normal Redemption

     Shareholders may redeem for cash some or all of their Shares of the Portfolio at any time. To do so, a written request in proper form must be sent directly to The RBB Class, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. There is no charge for a redemption. Shareholders may also place redemption requests through an Authorized Dealer, but such Authorized Dealer might charge a fee for this service.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.


     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, the Fund will issue share certificates for Shares if a written request has been made to the Fund's transfer agent. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.


Systematic Withdrawal Plan


     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan for the Portfolio and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Fund's transfer agent, PFPC, P.O. Box 8916, Wilmington, Delaware 19899. Shareholders holding share certificates are not eligible to establish a Systematic Withdrawal Plan because share certificates must accompany all withdrawal requests. Each withdrawal redemption will be processed about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, shares of the Portfolio will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.


     The maintenance of a Systematic Withdrawal Plan for a Class concurrently with purchases of additional Shares would be disadvantageous because of the sales commission involved in the additional purchases. You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under Automatic Investing. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund with respect to the Portfolio and it will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.


Involuntary Redemption


     The Fund reserves the right to redeem a shareholder's account in the Portfolio at any time the net asset value of the account in such Portfolio falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Portfolio is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


Payment of Redemption Proceeds


     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund's transfer agent. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund's transfer agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared.

NET ASSET VALUE
--------------------------------------------------------------------------------


     The net asset value of each class of the Portfolio is calculated as of the close of regular trading on the NYSE on each Business Day. The net asset value for each class of a portfolio is calculated by adding the value of the proportionate interest of the class in the portfolio's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class. The net asset value of each class is calculated separately from each other class.

     Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.


     The Portfolio will declare and pay dividends from net investment income monthly, generally near the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.


     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes long-term capital gain, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39% while the maximum rate imposed on long-term capital gain of such taxpayers is 20%. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.


     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.


     Shareholders who exchange shares representing interests in one portfolio for shares representing interests in another portfolio will generally recognize capital gain or loss for federal income tax purposes. Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------



     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).



     Shares of a class of Common Stock in the Cash Preservation Family may be exchanged for another class of Common Stock in such Family as well as for shares of the RBB Class. Otherwise, no exchanges between Families or classes are permitted.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE GOVERNMENT SECURITIES PORTFOLIO OF THE RBB CLASS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THIS PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.



OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries


     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 430-9618.


Performance Information


     From time to time, the Portfolio may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Portfolio's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Portfolio. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment, of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Portfolio may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Portfolio's performance with other measures of investment return. For example, the Portfolio's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. For these purposes, the performance of a portfolio, as well as the performance published by such services or experienced by such indices, will usually not reflect sales charges, the inclusion of which would reduce performance results. All advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. If the Portfolio advertises non-standard computations, however, the Portfolio will disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     From time to time, the Portfolio may also advertise its "30-day yield." The yield of the Portfolio refers to the income generated by an investment in the Portfolio over the

30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Portfolio during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

     The yield on Shares of the Portfolio will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in the Portfolio are not reflected in the yields on the Portfolio's Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the RBB Class may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

                                  MONEY MARKET
                                    PORTFOLIO











                            PROSPECTUS & APPLICATION
                                DECEMBER 29, 1998















                                                                            BEAR
                                                                         STEARNS

                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.


THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the Bedford Class offered by this Prospectus represent interests in the Fund's Money Market Portfolio.

         o The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S.
            dollar-denominated money market instruments.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PNC Bank, National Association serves as custodian for the Fund and PFPC Inc. serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

                              --------------------


This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

                              --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              --------------------




PROSPECTUS                                                     December 29, 1998

                                TABLE OF CONTENTS
                                                                            PAGE



INTRODUCTION.............................................................. 1
FEE TABLE................................................................. 2
FINANCIAL HIGHLIGHTS...................................................... 3
INVESTMENT OBJECTIVE AND POLICIES......................................... 5
YEAR 2000................................................................. 9
INVESTMENT LIMITATIONS.................................................... 9
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES...............................11
NET ASSET VALUE...........................................................18
MANAGEMENT................................................................19
DISTRIBUTION OF SHARES....................................................21
DIVIDENDS AND DISTRIBUTIONS...............................................22
TAXES.....................................................................22
DESCRIPTION OF SHARES.....................................................22
OTHER INFORMATION.........................................................23
ACCOUNT APPLICATION...................................................CENTER

INTRODUCTION
--------------------------------------------------------------------------------


The RBB Fund, Inc. (the "Fund") is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares ("Shares") of the Bedford Class (the "Bedford Class" or the "Class") of common stock of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").


The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund and PFPC Inc. ("PFPC" or the "Administrator" or "Transfer Agent") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. ("PDI" or the "Distributor") acts as distributor of the Fund's Shares.


An investor may purchase and redeem Shares of the Class through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


An investment in the Shares is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of asset-backed securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."

FEE TABLE


     The Fee Table below contains a summary of the annual operating expenses incurred by the Bedford Class of the Portfolio after fee waivers and expense reimbursements for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                                                   MONEY MARKET
                                                                      PORTFOLIO


Management Fees (after waivers)(1).....................................  .24%
12b-1 Fees(1)..........................................................  .54%
Other Expenses.........................................................  .19%
Total Operating Expenses (Bedford Class)
  (after waivers)(1)...................................................  .97%
                                                                         ====


------------
(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Management Fees would be .37% and Total Fund Operating Expenses would be 1.10%.



EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                   MONEY MARKET
                                                                      PORTFOLIO*


         1 Year........................................................  $10
         3 Years.......................................................  $31
         5 Years.......................................................  $54
         10 Years...................................................... $119



*Other classes of this Portfolio are sold with different fees and expenses.

The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) The expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects expense reimbursements and a voluntary waiver of

Management Fees for the Class. However, there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering such Portfolio's overall expense ratio and increasing its yield to investors.


From time to time the Portfolio advertises its "total return", "yield" and "effective yield." TOTAL RETURN AND BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Shares are not reflected in the total return and yields of the Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Class may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each class of the Portfolio.

FINANCIAL HIGHLIGHTS
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The table below sets forth certain information concerning the investment results of the Bedford Class of the Fund representing interests in the Money Market Portfolio for the years indicated. The financial data included in this table for each of the periods ended August 31, 1994 through 1998 are a part of the Fund's financial statements for the Portfolio, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data included in this table should be read in conjunction with the financial statements and related notes. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on Page 1 of the Prospectus.

                            FINANCIAL HIGHLIGHTS (C)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


                                 FOR THE      FOR THE     FOR THE     FOR THE
                                YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                AUGUST 31,   AUGUST 31,  AUGUST 31,  AUGUST 31,
                                   1998         1997         1996       1995
--------------------------------------------------------------------------------
Net asset value
   beginning of period           $ 1.00        $  1.00     $  1.00    $  1.00
                                 ------        -------     -------    -------
Income from investment
   operations:
   Net investment
income................           0.0473         0.0462      0.0469     0.0486
   Net gains on
securities
     (both realized
     and unrealized.....             --             --          --         --
                                 ------        -------    --------   --------

Total from investment
   operations.........           0.0473         0.0462      0.0469     0.0486
                                 ------        -------    --------   --------

Less distributions
   Dividends (from net
   investment income).          (0.0473)      (0.0462)    (0.0469)   (0.0486)
Distributions (from
   capital gains).....               --             --          --         --
                                 ------        -------    --------   --------

-------------------------------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                         FOR THE     FOR THE     FOR THE     FOR THE     FOR THE     SEPTEMBER 30, 1988
                        YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED    (COMMENCEMENT OF
                        AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,     OPERATIONS) TO
                           1994        1993        1992        1991        1990       AUGUST 31, 1989
-------------------------------------------------------------------------------------------------------
Net asset value
   beginning of period    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00           $  1.00
                          -------     -------     -------     -------     -------           -------
Income from investment
   operations:
   Net investment
income................     0.0278      0.0243      0.0375      0.0629      0.0765            0.0779
   Net gains on
securities
     (both realized
     and unrealized.....      ---         ---      0.0007         ---         ---               ---
                         --------    --------    --------    --------     -------           -------

Total from investment
   operations.........     0.0278      0.0243      0.0382      0.0629      0.0765            0.0779
                         --------    --------    --------    --------    --------          --------

Less distributions
   Dividends (from net
   investment income).    (0.0278)    (0.0243)    (0.0375)    (0.0629)    (0.0765)          (0.0779)
Distributions (from
   capital gains).....        ---         ---     (0.0007)        ---         ---               ---
                         --------    --------    --------    --------    --------          --------


   Total distributions     (0.0473)     (0.0462)     (0.469)   (0.0486)
                            ------     --------    --------   --------

Net asset value, end
of period..............     $ 1.00     $   1.00    $   1.00   $   1.00
                            ======     ========    ========   ========

Total return...........       4.84%        4.72%       4.79%      4.97%
Ratios/Supplemental
Data
   Net assets,
     end of period (000)  $762,739   $1,392,911  $1,109,334   $935,821

   Ratios of expenses to
     average net assets    .97%(a)      .97%(a)     .97%(a)    .96%(a)
   Ratios of net investment
     income to average
     net assets............   4.73%        4.62%       4.69%      4.86%




   Total distributions         (0.0278)    (0.0243)    (0.0382)    (0.0629)    (0.0765)          (0.0779)
                              --------    --------    --------    --------    --------          --------

Net asset value, end
of period..................   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00          $   1.00
                              ========    ========    ========    ========    ========          ========

Total return...............       2.81%       2.46%       3.89%       6.48%       7.92%         8.81%(b)
Ratios/Supplemental
Data
   Net assets,
     end of period (000)      $710,737    $782,153    $736,842    $747,530    $709,757          $152,311

   Ratios of expenses to
     average net assets        .95%(a)     .95%(a)     .95%(a)     .92%(a)     .92%(a)        .93%(a)(b)
   Ratios of net investment
     income to average
     net assets............       2.78%       2.43%      3.75%       6.29%        7.65%         8.61%(b)


-------------------
(a) Without the waiver of advisory fees and without their reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.10%, 1.12%, 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for the years ended
    August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,
    respectively, and 1.27% annualized for the period ended August 31, 1989.
(b) Annualized.
(c) Financial Highlights relate solely to the Class of Shares of the Fund within the Portfolio.

INVESTMENT OBJECTIVE AND POLICIES


                             MONEY MARKET PORTFOLIO


The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Money Market Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.


BANK OBLIGATIONS.

The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

COMMERCIAL PAPER.


The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organizations") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such rating. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a

Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

VARIABLE RATE DEMAND NOTES.

The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

REPURCHASE AGREEMENTS.

The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

U.S. GOVERNMENT OBLIGATIONS.

The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

ASSET-BACKED SECURITIES.

The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

REVERSE REPURCHASE AGREEMENTS.


The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 ("1940 Act").


MUNICIPAL OBLIGATIONS.

In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

GUARANTEED INVESTMENT CONTRACTS.

The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investments in illiquid securities.

STAND-BY COMMITMENTS.

The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

WHEN-ISSUED SECURITIES.

The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

ELIGIBLE SECURITIES.


The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g. commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


ILLIQUID SECURITIES.

The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         THE MONEY MARKET PORTFOLIO MAY NOT:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

         1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days, (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

         2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.


         3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

THE BEAR STEARNS FUNDS

ACCOUNT INFORMATION FORM

Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111. For assistance in completing this form, contact PFPC at 1-800-447-1139.

1.       ACCOUNT TYPE  (Please print; indicate only one registration type)

         [__] INDIVIDUAL                    [__] JOINT TENANT

         -----------------------------------------------------------------------
         NAME


         -----------------------------------------------------------------------
         JOINT REGISTRANT, IF ANY (SEE NOTES 1 AND 2)


         ---------------------------------------  ------------------------------
         SOCIAL SECURITY NUMBER OF PRIMARY OWNER  TAXPAYER IDENTIFICATION NUMBER

         (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

         (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


          ------------------------------         -------------------------------
         [__] UNIFORM GIFT TO MINORS, OR         [__] UNIFORM TRANSFER TO MINORS
                                                      (WHERE ALLOWED BY LAW)


         -----------------------------------------------------------------------
         NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)


         -----------------------------------------------------------------------
         NAME OF MINOR (ONLY ONE PERMITTED)

         Under the ________________________ Uniform Gift/Transfers to Minors Act
                   STATE RESIDENCE OF MINOR

         ------/------/------                     --------------------------
         MINOR'S DATE OF BIRTH                    MINOR'S SOCIAL SECURITY NUMBER
                                                  (REQUIRED TO OPEN ACCOUNT)


         [__] Corporation  [__] Partnership  [__] Trust*  [__] Other


         -----------------------------------------------------------------------
         NAME OF CORPORATION, PARTNERSHIP, OR OTHER


         -----------------------------------------------------------------------
         NAME(S) OF TRUSTEE(S)                       DATE OF THE TRUST AGREEMENT


         --------------------------               ------------------------------
         SOCIAL SECURITY NUMBER                   TAXPAYER IDENTIFICATION NUMBER
         (REQUIRED TO OPEN ACCOUNT)               (REQUIRED TO OPEN ACCOUNT)

   *If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

2.       MAILING ADDRESS


         -----------------------------------------------------------------------
         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                        STATE              ZIP CODE

         (   )                                        (   )
         -----------------------------------------------------------------------
         DAY TELEPHONE                                EVENING TELEPHONE


3.       INVESTMENT INFORMATION

         METHOD OF INVESTMENT

         [__] I have enclosed a check for a minimum initial investment of
              $1,000 per Fund.
         [__] I have enclosed a check for a minimum subsequent investment of $250 per Fund or completed the Systematic Investment Plan information in Section 13.
         [__] I purchased _____________ shares of __________________________
              through my broker on __/__/__.  Conform #___________.

         PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:


         ---------------------------------------------------------------------------------------------
         CLASS A      CLASS C       CLASS Y      BEAR STEARNS FUNDS                  INVESTMENT AMOUNT
         ---------------------------------------------------------------------------------------------

         _______      _______       _______      S&P STARS Portfolio                 $________________
         _______      _______       _______      Large Cap Value Portfolio           $________________
         _______      _______       _______      Small Cap Value Portfolio           $________________
         _______      _______       _______      Total Return Bond Portfolio         $________________
         _______      _______       _______      The Insiders Select Fund            $________________
         _______      _______       _______      Emerging Markets Debt Portfolio     $________________
         _______      _______       _______      Money Market Portfolio              $________________

                                                 TOTAL INVESTMENT AMOUNT             $================

         Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in. If no class is designated, your investment will be made in Class A shares.


4.       REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

         Method of Investment

         Are you a shareholder in another Bear Stearns Fund?   [__] Yes  [__] No

         [__] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts
               (excluding Class C Shares).


         -----------------------------------------------------------------------
         FUND                           ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER


         -----------------------------------------------------------------------
         FUND                           ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER


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         FUND                           ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

         LETTER OF INTENT

         [__]  I am already investing under an existing Letter of Intent.

         [__] I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least:
               [__] $50,000    [__] $100,000    [__] $250,000
               [__] $500,000   [__] $750,000    [__] $1,000,000

         NET ASSET VALUE PURCHASE

         [__] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

         [__] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)


5.       DISTRIBUTION OPTIONS

         DIVIDENDS AND CAPITAL GAINS MAY BE REINVESTED OR PAID BY CHECK. IF NO OPTIONS ARE SELECTED BELOW, BOTH DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED IN ADDITIONAL FUND SHARES.

         Dividends             [__] Pay by check.             [__] Reinvest.
         Capital Gains         [__] Pay by check.             [__] Reinvest.

         The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

         [__] Please reinvest dividends and capital gains from the
              _____________________ to the _______________________.
                  (NAME OF FUND)               (NAME OF FUND)

         If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:



         -----------------------------------------------------------------------
         NAME


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         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                    STATE                  ZIP CODE


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         OPTIONAL FEATURES


6.       AUTOMATIC WITHDRAWAL PLAN

         [__] Fund Name _________________________     [__] Amount ______________
         [__] Startup month _____________________

         Frequency option:
         [__] Monthly [__] Every other month [__] Quarterly [__] Semiannually [__] Annually

         o A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.

         o   Payments will be made on or near the 25th of the month.

         o Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

         [__] Please mail checks to Address of Record (Named in Section 2) [__] Please electronically credit my Bank of Record
               (Named in Section 9)
         [__]  Special payee as specified below:


         -----------------------------------------------------------------------
         NAME


         -----------------------------------------------------------------------
         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                    STATE                  ZIP CODE


7.       TELEPHONE EXCHANGE PRIVILEGE

         Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

         [__]  I DO NOT want the Telephone Exchange Privilege.


8.       TELEPHONE REDEMPTION PRIVILEGE

         [__] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

         Checks for redemption of proceeds will be sent by check via U.S. Mail to the address to record, unless the information in Section 9 is completed for redemption by wire of $500 or more.


9. BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT PLANS) PLEASE ATTACH A VOIDED CHECK (FOR ELECTRONIC CREDIT TO YOUR CHECKING ACCOUNT) IN THE SPACE PROVIDED IN SECTION 13.


         -----------------------------------------------------------------------
         BANK NAME


         -----------------------------------------------------------------------
         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                    STATE                  ZIP CODE


         -----------------------------------------------------------------------
         BANK ABA NUMBER                                     BANK ACCOUNT NUMBER


         -----------------------------------------------------------------------
         ACCOUNT NAME


10.      SIGNATURE AND TAXPAYER CERTIFICATION

         The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I(WE) MAY BEAR THE RISK OF LOSS IN EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

         Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

         Under penalty of perjury, I certify that:

         (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

         (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

         Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FDIC. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         [__]  Exempt from backup withholding
         [__]  Nonresident alien (Form W-8 attached) ___________________________
                                                       COUNTRY OF CITIZENSHIP


         -----------------------------------------------------------------------
         AUTHORIZED SIGNATURE            TITLE                          DATE


         -----------------------------------------------------------------------
         AUTHORIZED SIGNATURE            TITLE                          DATE


11.      FOR AUTHORIZED DEALER USE ONLY (Please Print)

         We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.


         -----------------------------------------------------------------------
         DEALER'S NAME                                  DEALER NUMBER


         -----------------------------------------------------------------------
         MAIN OFFICE ADDRESS                            BRANCH NUMBER


         -----------------------------------------------------------------------
         REPRESENTATIVE'S NAME                          REP. NUMBER

                                                        (   )
         -----------------------------------------------------------------------
         BRANCH ADDRESS                                 TELEPHONE NUMBER


         -----------------------------------------------------------------------
         AUTHORIZED SIGNATURE OF DEALER             TITLE               DATE


12.      ADDITIONAL ACCOUNT STATEMENTS (Please Print)

         In addition to myself and my representative, please send copies of my account statements to:


         -----------------------------------------------------------------------
         NAME                                             NAME


         -----------------------------------------------------------------------
         ADDRESS                                          ADDRESS


         -----------------------------------------------------------------------
         CITY, STATE, ZIP CODE                            CITY, STATE, ZIP CODE

13.      SYSTEMATIC INVESTMENT PLAN

         The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Funds' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

         Please debit $__________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

         [__] Monthly               [__] Every alternate month
         [__] Quarterly             [__] Other _______________

         $____________ into the _______________ Fund ______________ Start Month.
         $100 MINIMUM

         $____________ into the _______________ Fund ______________ Start Month.
         $100 MINIMUM

         $____________ into the _______________ Fund ______________ Start Month.
         $100 MINIMUM

         If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.





                                [TAPE CHECK HERE]






     SERVICE ASSISTANCE                          MAILING INSTRUCTIONS

     Our knowledgeable Client Services           Mail your completed Account
     Representatives are available to            Information Form and check to:
     assist you between 8:30 a.m. and            THE BEAR STEARNS FUNDS
     5:00 p.m. Eastern Time at:                  C/O PFPC INC.
     1-800-447-1139                              P.O. BOX 8960
                                                 WILMINGTON, DE  19899-896

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

GENERAL. Bedford Shares are sold without a sales load on a continuous basis by the Fund's Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Bedford Shares either directly, through an exchange from accounts invested in shares of any open-end investment company ("The Bear Stearns Funds") either sponsored by or advised by Bear, Stearns & Co. Inc. ("Bear Stearns"), or its affiliates, or through an account (the "Account") maintained by the investor with certain brokerage firms and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $250. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.


All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. Orders which are accompanied by Federal Funds, and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.


PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through brokers (other than Bears Stearns or brokers who have clearing arrangements with Bear Stearns) and may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in the brokerage accounts. Checks or Federal Reserve drafts should be made payable as follows: (1) to an investor's broker or (ii) to "The RBB Fund-Money Market Portfolio (Bedford Class)" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention:
The RBB Fund-Money Market Portfolio (Bedford Class), P.O. Box 8960, Wilmington, Delaware 19899. The investor's broker is responsible for forwarding payment promptly to the Fund's custodian, PNC Bank. An investor's bank or broker may impose a charge for this service.

In the event of a purchase effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Even if a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker/dealer and who desire to transfer such shares to the street name account of another broker/dealer should contact their current broker/dealer.

A Shareholder of The Bear Stearns Funds may purchase Bedford Shares of the Portfolio in exchange for his shares of The Bear Stearns Funds. This exchange privilege is available for an investor with an existing account. See "Exchange of Shares" below.

For distribution services with respect to Bedford Shares of the Portfolio held by clients of Bear Stearns, the Fund's Distributor will pay Bear Stearns up to
 .50% of the annual average value of such accounts.

DIRECT PURCHASES. Investors may purchase the Portfolio's shares by mail by completing and signing an Account Information Form (the "Application"), a copy of which is attached to this Prospectus, and mailing it, together with a check payable to "The RBB Fund--Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 8960, Wilmington, Delaware 19899. The check must specify the name of The RBB Fund -- Money Market Portfolio (Bedford Class). Subsequent purchases may be made by forwarding payment to the Fund's transfer agent at the foregoing address.

Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify the Fund's transfer agent prior to wiring funds.)

         B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to the custodian:

                       PNC Bank, N.A.
                       ABA-0310-0005-3.
                       CREDIT ACCOUNT NUMBER: 86-1030-3398
                       FROM: (name of investor)
                       ACCOUNT NUMBER: (investor's account number
                                        with the Portfolio)
                       FOR PURCHASE OF: (name of the Portfolio)
                       AMOUNT: (amount to be invested)

         C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Shares in an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

REDEMPTION OF SHARES OWNED DIRECTLY. An investor may redeem any number of Shares by sending a written request to The RBB Fund Money Market Portfolio (Bedford Class), c/o PFPC, P.O. Box 8960, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Investors may redeem or exchange shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.


The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.


Redemption proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If redemption proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $250; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.


Written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed stock certificates, if previously issued, must be received by the transfer agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed as described above under "Redemption of Shares Owned Directly." Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the transfer agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns, the Distributor or the investor's broker by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used.

AUTOMATIC WITHDRAWAL. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for automatic withdrawal can be obtained from Bear Stearns, the Distributor, the investor's broker, or the transfer agent. Automatic withdrawal may be ended at any time by the investor, the Fund or the transfer agent. Shares for which certificates have been issued may not be redeemed through automatic withdrawal. Purchases of additional shares concurrently with withdrawals generally are undesirable.

ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. During the period prior to the time Shares are redeemed, dividends on such Shares will accrue and be payable.

The Fund imposes no charge when Shares are redeemed, except as described below. The Fund reserves the right to redeem any account in the Class involuntarily, on 30 days' notice, if such account falls below $500 and during such 30-day period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to the investor's broker, or to the transfer agent if the shares are not held in a brokerage account.

                               EXCHANGE OF SHARES

EXCHANGE PRIVILEGE

The exchange privilege enables an investor to purchase shares of the Portfolio in exchange for shares of the other mutual funds sponsored or advised by Bear Stearns, to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives than the Money Market Portfolio. To use this privilege, investors should consult their account executive at Bear Stearns, their investment dealers who have sales agreements with Bear Stearns, the Distributor, the investor's broker or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use. Currently, exchanges may be made among the following portfolios (and such additional portfolios which may be added in the future):

                      o Emerging Markets Debt Portfolio
                      o S&P STARS Portfolio
                      o Large Cap Value Portfolio
                      o Small Cap Value Portfolio
                      o Total Return Bond Portfolio
                      o The Insiders Select Fund

To effect an exchange of Shares, exchange instructions must be given to the transfer agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to PFPC, Attention: The RBB Fund--Money Market Portfolio (Bedford Class), P.O. Box 8960, Wilmington, Delaware 19899. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate otherwise on the account application. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with the transfer agent. This form is available from the transfer agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at (800) 447-1139 to request the exchange. See "Redemption Procedures--Redemption of Shares Owned Directly" for a description of the Fund's telephone transaction procedures. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the transfer agent in writing.

If the exchanging shareholder does not currently own shares of the Portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and the same dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed as described above. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to affected portfolio or fund shareholders.

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained from Bear Stearns. Except in the case of Personal Retirement Plans, the Shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made. If making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined public offering price. To qualify for the exchange privilege, at the time of the exchange, the investor must notify Bear Stearns, the Distributor, his investment dealer or the transfer agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION.

The Redirected Distribution Option enables a shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Portfolio in shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor. Shares of the other portfolio or fund will be purchased at the then current public offering price; however, a sales load may be charged with respect to investments in shares of a portfolio or fund sold with a sales load. If the shareholder is investing in a fund that charges a sales load, such shareholder may qualify for share prices which do not include the sales load or which reflect a reduced sales load.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

NET ASSET VALUE
--------------------------------------------------------------------------------


The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value for each class of the Fund is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting the actual and accrued liabilities of such class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of a portfolio is determined independently of any of the Fund's other classes.


The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The Class represents interests in the Fund's Money Market Portfolio.

INVESTMENT ADVISER



BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


As investment adviser to the Portfolio, BIMC manages such Portfolio and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average daily net assets of the Money Market Portfolio. For that same year, BIMC waived approximately .13% of the average daily net assets of the Money Market Portfolio.

PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Fund to BIMC. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR

Pursuant to its advisory agreement with the Fund with respect to the Money Market Portfolio, BIMC provides administrative services to such Portfolio, and is entitled to receive an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR


Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as Distributor of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


EXPENSES

The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of lowering a Portfolio's expense ratio and of increasing yield to investors.


For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.10% of the average daily net assets with respect to the Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .13%).



DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by the Class does not exceed the income of the Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------


Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).


The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.


THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO.

Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.



As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.




OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 447-1139.

THE
BEAR STEARNS
FUNDS

235 Park Avenue
New York, New York 10167
1-800-766-4111


MONEY MARKET
PORTFOLIO


INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware



DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania



CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

               --------------------------------------------------

                                     BEDFORD

                                    MUNICIPAL

                                  MONEY MARKET

                                    PORTFOLIO


















                                   PROSPECTUS




















                                December 29, 1998





NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.













                   -----------------------
                          CONTENTS
                                                  PAGE



INTRODUCTION........................................ 3
FINANCIAL HIGHLIGHTS................................ 6
INVESTMENT OBJECTIVE AND POLICIES................... 8
YEAR 2000...........................................10
INVESTMENT LIMITATIONS..............................11
PURCHASE AND REDEMPTION OF SHARES...................12
NET ASSET VALUE.....................................17
MANAGEMENT..........................................17
DISTRIBUTION OF SHARES..............................19
DIVIDENDS AND DISTRIBUTIONS.........................20
TAXES...............................................20
DESCRIPTION OF SHARES...............................21
OTHER INFORMATION...................................22

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware



DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania



CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

                                     BEDFORD
                        MUNICIPAL MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.


         The Bedford Shares of the Municipal Money Market Portfolio (THE "MUNICIPAL MONEY MARKET PORTFOLIO" OR THE "PORTFOLIO") are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the class offered by this Prospectus represent interests in the Portfolio.

         The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio. PNC Bank, National Association serves as custodian for the Fund and PFPC Inc. serves as administrator of the Portfolio and the transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     DECEMBER 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares ("Shares") of the Bedford Class (the "Class") of common stock of the Fund offered by this Prospectus represent interests in the Fund's Municipal Money Market Portfolio.

         The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks to the Portfolio. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax, but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

         The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as the administrator to the Portfolio and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.


         An investor may purchase and redeem Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the purchase of securities on a "when-issued" or "forward commitment" basis, and the purchase of stand-by commitments. These transactions involve certain special risks, as set forth under "Investment Objective and Policies."

FEE TABLE


         The Fee Table below contains a summary of the annual operating expenses of the Bedford Class of the Municipal Money Market Portfolio based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management Fees (after waivers)(1)........................................ .08%
12b-1 Fees(1)............................................................. .58%
Other Expenses(1)......................................................... .23%

Total Fund Operating Expenses (Bedford Class)
(after waivers and reimbursements)(1)..................................... .89%
                                                                           ====

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Bedford Municipal Money Market Portfolio, Management Fees would be .34%, and Total Fund Operating Expenses would be 1.15%.



EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                         1 YEAR            3 YEARS           5 YEARS         10 YEARS
                                         ------            -------           -------         --------
Municipal Money Market
  Portfolio*                               $9                $28               $49             $110



*Other Classes of this Portfolio are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser," and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Class. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering the Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time the Class advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Class refers to the income generated by an investment in the Class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of the Class may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Class. This is done by increasing the yield of the Class (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

         The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their shareholders in connection with investments in the Class are not reflected in the total return and yield of the Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Class may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the Portfolio depending on the allocation of expenses to each class of the Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Bedford Class of the Municipal Money Market Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998, are a part of the Fund's financial statements for the Portfolio which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data included in the table should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information, and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                               THE BEDFORD FAMILY

                   THE RBB FUND, INC FINANCIAL HIGHLIGHTS (C)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                        Municipal Money Market Portfolio

-----------------------------------------------------------------------------------------------------------



                                               For the       For the       For the      For the      For the      For the
                                             Year Ended     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                             August 31,     August 31,   August 31,   August 31,   August 31,   August 31,
                                                1998           1997         1996         1995         1994         1993

-------------------------------------------------------------------------------------------------------------   ----------
Net asset value, beginning of period.......    $   1.00     $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                               --------     ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income....................      0.0286         0.0285       0.0288       0.0297       0.0195       0.0195
  Net gains on securities (both realized
     and unrealized).......................          --             --           --           --           --           --
                                               --------     ----------   ----------   ----------   ----------   ----------
Total from investment operations...........      0.0286         0.0285       0.0288       0.0297       0.0195       0.0195
                                               --------     ----------   ----------   ----------   ----------   ----------

Less distributions
  Dividends (from net investment income)...     (0.0286)       (0.0285)     (0.0288)     (0.0297)     (0.0195)     (0.0195
  Distributions (from capital gains).......          --             --           --           --           --           --
                                               --------     ----------   ----------   ----------   ----------   ----------
    Total distributions....................     (0.0286)       (0.0285)    $(0.0288)    $(0.0297)    $(0.0195)    $(0.0195
                                               --------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.............    $   1.00     $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                               ========     ==========   ==========   ==========   ==========   ==========

Total return...............................        2.97%          2.88%        2.92%        3.01%        1.97%        1.96%

Ratios/Supplemental Data
  Net Assets, end of period (000)..........    $147,633     $  213,034   $  201,940   $  198,425   $  182,480   $  215,577
  Ratios of expenses to average net assets      .89%(a)        .85%(a)      .84%(a)      .82%(a)      .77%(a)      .77%(a)
  Ratios of net invest income to
    average net assets.....................        2.86%          2.85%        2.88%        2.97%        1.95%        1.95%



                                                                                       For the Period
                                               For the      For the      For the    September 30, 1988
                                             Year Ended   Year Ended   Year Ended    (Commencement of
                                             August 31,   August 31,   August 31,       Operations)
                                                1992         1991         1990      to August 31, 1989
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......  $     1.00   $     1.00   $     1.00       $     1.00
                                             ----------   ----------   ----------       ----------
Income from investment operations:
  Net investment income....................      0.0287       0.0431       0.0522           0.0513
  Net gains on securities (both realized
     and unrealized).......................          --           --           --               --
                                             ----------   ----------   ----------       ----------
Total from investment operations...........      0.0287       0.0431       0.0522           0.0513
                                             ----------   ----------   ----------       ----------

Less distributions
  Dividends (from net investment income)...     (0.0287)     (0.0431)     (0.0522)         (0.0513)
  Distributions (from capital gains).......          --           --           --               --
                                             ----------   ----------   ----------       ----------
    Total distributions....................    $(0.0287)    $(0.0431)    $(0.0522)        $(0.0513)
                                             ----------   ----------   ----------       ----------
Net asset value, end of period.............  $     1.00   $     1.00   $     1.00       $     1.00
                                             ==========   ==========   ==========       ==========

Total return...............................        2.90%        4.40%        5.35%            5.72%

Ratios/Supplemental Data
  Net Assets, end of period (000)..........  $  176,950   $  215,140   $  195,566       $   85,806
  Ratios of expenses to average net assets      .77%(a)      .74%(a)      .75%(a)       .73%(a)(b)
  Ratios of net invest income to
    average net assets.....................        2.87%        4.31%        5.22%            5.70%

         (a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.15%, 1.14%, 1.12%, 1.14%, 1.12%, 1.16%, 1.15%, 1.13% and 1.14% for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992,
             1991 and 1990, respectively, and 1.27% annualized for the period ended August 31, 1989.

         (b) Annualized

         (c) Financial Highlights relate solely to the Bedford Class of Shares within the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
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         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax and which meet certain ratings criteria and present minimal credit risks. See "Eligible Securities". During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is exempt from the regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal

Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") for such securities (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-l" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest categories for such securities; (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) and securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.




         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.

INVESTMENT LIMITATIONS
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         The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Municipal Money Market Portfolio may not:

         1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


         3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested at the time of purchase in obligations of issuers in the same industry.


         In addition, the Portfolio may not, without Shareholder approval, change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

         1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

PURCHASE AND REDEMPTION OF SHARES
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                               PURCHASE PROCEDURES


         GENERAL. Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Shares through an account maintained by the investor with his brokerage firm (an "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Shares.


         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by PFPC as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Even if a broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

         A broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker.

         If a broker makes special arrangements under which orders for Shares are received by PFPC prior to 12:00 noon Eastern Time and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments in Shares at any time through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Bedford Municipal Money Market" to "Bedford Municipal Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or Dealer wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the custodian:

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of Portfolio)
                  AMOUNT:  (amount to be invested)

         C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchase orders until it receives a completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         It is the responsibility of the Dealer to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.


         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Shares through an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.


         An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to "Bedford Municipal Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; (6) and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

         The proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE, will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. There is no minimum redemption for proceeds mailed by check; however, the maximum redemption for proceeds mailed by check is $25,000. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.


         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to

Shares purchased by wire payment. Investors should consider purchasing Shares with a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Class involuntarily, on 30 days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
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         The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day once as of 12:00 noon Eastern Time and once, as of the close of regular trading of the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.


         The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
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BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio of the Fund are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. The Municipal Money Market Portfolio is one of these portfolios.


INVESTMENT ADVISER


         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Municipal Money Market Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         As investment adviser to the Portfolio, BIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. In entering into portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.

         For the services provided to and expenses assumed by it for the benefit of the Portfolio, BIMC is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of .35% of the first $250 million of the Portfolio's average daily net assets, .30% of the next $250 million of the Portfolio's average daily net assets and .25% of the average daily net assets of the Portfolio in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

         For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .08% of the average net assets of the Portfolio. For that same year, BIMC waived approximately .26% of investment advisory fees payable to it with respect to the Portfolio.

         PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."


ADMINISTRATOR

         PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists the Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN


         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


DISTRIBUTOR


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as Distributor of the Shares pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Bedford Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees if these expenses are actually incurred in a different amount by the Bedford Classes or if they receive different services.


         The investment adviser may assume additional expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.


         For the fiscal year ended August 31, 1998, total expenses were 1.15% of average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers of .26%).


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to Dealers based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such Dealers. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Municipal Money Market Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------


         Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.


         Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------



         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).


         The Fund offers multiple classes of shares in the Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of common stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASS OF THE MUNICIPAL MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO SUCH CLASS OF THIS PORTFOLIO.

         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Fund may elect all of the directors.



         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO
MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR
IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION
INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE                                 BEDFORD
OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH                           GOVERNMENT
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS                              OBLIGATIONS
HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.  THIS                          MONEY MARKET
PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY                            PORTFOLIO
THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING
MAY NOT LAWFULLY BE MADE.
                                                                                       Prospectus


--------------------------------------------------------------

                          CONTENTS
                                                   Page


INTRODUCTION........................................ 3
FINANCIAL HIGHLIGHTS................................ 5
INVESTMENT OBJECTIVE AND POLICIES................... 7
YEAR 2000........................................... 9
INVESTMENT LIMITATIONS.............................. 9
PURCHASE AND REDEMPTION OF SHARES...................10
NET ASSET VALUE.....................................15
MANAGEMENT..........................................15
DISTRIBUTION OF SHARES..............................17
DIVIDENDS AND DISTRIBUTIONS.........................18
TAXES...............................................18
DESCRIPTION OF SHARES...............................19
OTHER INFORMATION...................................20

Investment Adviser                                                                  December 29, 1998
BlackRock Institutional Management Corporation
Wilmington, Delaware


Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania



Custodian
PNC Bank, National Association
Philadelphia, Pennsylvania

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Counsel
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


------------------------------------------------

                                     BEDFORD
                             GOVERNMENT OBLIGATIONS
                             MONEY MARKET PORTFOLIO
                                       of
                               The RBB Fund, Inc.



         The investment objective of the Government Obligations Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Government Obligations Money Market Portfolio seeks to achieve such objective by investing in short-term U.S. Treasury bills and notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The Bedford shares of the Government Obligations Money Market Portfolio (the "Government Obligations Money Market Portfolio" or the "Portfolio") are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the Class are offered by this Prospectus and represent interests in the Portfolio.

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. There can be no assurance that the Portfolio will be able to maintain a stable not asset value of $1.00 per share.

         BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PNC Bank, National Association serves as custodian for the Fund, and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares ("Shares") offered by this Prospectus are a class ("Class") of the shares of common stock of the Fund and represent interests in the Fund's Government Obligations Money Market Portfolio.

         The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills and notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.


         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.


         An investor may purchase and redeem Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices among others: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."


FEE TABLE


         The Fee Table below contains a summary of annual fund operating expenses incurred by the Government Obligations Money Market Portfolio during the fiscal year ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also provided.

Annual Fund Operating Expenses (Bedford Class) as a percentage of average daily net assets

         Management Fees (after waivers)(1)                    .30%
         12b-1 Fees(1)                                         .57%
         Other Expenses(1)                                    .105%
         Total Fund Operating Expenses
           (Bedford Class) (after waivers)(1)                 .975%

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Government Obligations Money Market Portfolio, Management Fees would be .42% and Total Fund Operating Expenses would be 1.10%.


Example


An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and(2) redemption at the end of each time period:

                                   1 Year      3 Years     5 Years     10 Years
                                   ------      -------     -------     --------

Government Obligations
  Money Market Portfolio*

  (Bedford Class)                   $10          $31         $54         $120



* Other classes of this Portfolio are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Bedford Class)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of a Portfolio, such assumption will have the effect of lowering such Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time, the Class advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Class refers to the income generated by an investment in the Class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Class are not reflected in the total return and yield of Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Class may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the Portfolio depending on the allocation of expenses to each class of the Portfolio. See "Expenses."


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Bedford Class of the Government Obligations Money Market Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for the Portfolio, which have been incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are part of previous financial statements audited by PricewaterhouseCoopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

       Bedford Class of the Government Obligations Money Market Portfolio


The RBB Fund Inc. Financial Highlights (c)
         (for a Share Outstanding Throughout each Period)



                                                 Government Obligations Money Market Portfolio
                           ---------------------------------------------------------------------------------------------------------
                              For the       For the       For the      For the     For the       For the     For the       For the
                            Year Ended     Year Ended   Year Ended   Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
                            August 31,     August 31,   August 31,   August 31,   August 31,   August 31,    August 31,   August 31,
                               1998           1997         1996         1995          1994         1993         1992         1991
                           ---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period.......    $ 1.00        $  1.00       $  1.00     $  1.00      $  1.00      $  1.00      $  1.00         $  1.00
                              ------        -------       -------     -------      -------      -------      -------         -------
Income from investment
Operations:
Net investment income.....    0.0463         0.0449        0.0458      0.0475       0.0270       0.0231       0.0375          0.0604

  Net gains on
    securities both realized
    Unrealized)...........     --            --            --          --           --           --       0.0009              --
                              ------        -------       -------     -------      -------      -------      -------         -------
  Total from
    investment operations.    0.0463         0.0449        0.0458      0.0475       0.0270       0.0231       0.0384          0.0604
                              ------        -------       -------     -------      -------      -------      -------         -------


                                                   ---------------------------------
                                                                      For the Period
                                                                       September 30,
                                                      For the              1988
                                                    Year Ended        (Commencement
                                                    August 31,        of Operations)
                                                      1990                  to
                                                                     August 31, 1989
                                                   ---------------------------------

Net asset value,
beginning of period...............                  $  1.00              $  1.00
                                                    -------              -------
Income from investment
Operations:
Net investment income.............                   0.0748               0.0725

  Net gains on
    securities both realized
    and Unrealized)...............                       --                   --
                                                    -------              -------
  Total from investment
    operations........................               0.0748               0.0725
                                                    -------              -------

Less distributions
  Dividends (from net
    investment income)....   (0.0463)      (0.0449)      (0.0458)    (0.0475)     (0.0270)     (0.0231)    (0.0375)     (0.0604)

   Distributions (from
    capital gains)........        --            --            --          --            --          --     (0.0009)          --
                            --------      --------      --------   ---------     ---------    --------     -------      -------
  Total distributions.....   (0.0463)      (0.0449)      (0.0458)    (0.0475)      (0.0270)    (0.0231)    (0.0384)     (0.0604)
                            --------      --------      --------   ---------     ---------    --------     -------      -------
Net asset value, end of
  period..................  $   1.00      $   1.00      $   1.00   $    1.00     $   1.00     $   1.00     $  1.00     $   1.00
                            ========      ========      ========   =========    =========     ========     =======     ========
Total return..............      4.74%         4.59%         4.68%       4.86%        2.73%        2.33%       3.91%        6.21%
Ratios/Supplemental Data
Net Assets, end of
  period (000)............  $128,447      $209,715      $192,599    $163,398     $166,418     $213,741     225,101     $368,899
Ratios of expenses to
  average net assets......     .975%(a)      .975%(a)      .975%(a)    .975%(a)     .975%(a)     .975%(a)    .975%(a)      .95%(a)
Ratios of net investment
  income to average
  net assets..............     4.63%         4.49%         4.58%       4.75%        2.70%        2.31%       3.75%        6.04%



Less distributions
  Dividends (from net
    investment income)............                   (0.0748)       (0.0725)

  Distributions (from
    capital gains)................                        --
                                                     --------       -------
  Total distributions.............                    (0.0748)      (0.0725)
                                                     --------       --------
Net asset value, end of
  period..........................                   $   1.00       $  1.00
                                                     ========       =======
Total return......................                       7.74%         8.64%(b)

Ratios/Supplemental Data
  Net Assets, end of
  period (000)....................                   $209,378       $66,281
Ratios of expenses to
  average net assets..............                        .95%(a)       .96%(a)(b)
Ratios of net investment
  income to average
  net assets......................                       7.48%         8.34%(b)



(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.10%, 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17%
       for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993,
       1992, 1991 and 1990, respectively, and 1.40% annualized for the period ended August 31, 1989.


(b)    Annualized.
(c) Financial Highlights relate solely to the Bedford Class of shares of the Government Obligations Money Market Portfolio.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.


         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares representing interests in the Portfolio. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         Repurchase Agreements. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


         Reverse Repurchase Agreements. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


         Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans, which are assembled into pools, the interests on which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.





INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The investment limitations summarized below may not be changed, however, without shareholder approval. (A more detailed description of the following investment limitations is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolio may not:

               1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.


               2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)


               3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               Purchase Procedures


         General. Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Shares through an account maintained by the investor with his brokerage firm (an "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Shares.


         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his broker, the broker may charge investors Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

         Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

         A broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker.

         If a broker makes special arrangements under which orders for Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         Direct Purchases. An investor may also make direct investments in Shares at any time through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Bedford Government Obligations Money Market" to Bedford Government Obligations Money Market Portfolio, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or Dealer wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the custodian:

         PNC Bank, N.A., Philadelphia, PA
         ABA-0310-0005-3
         FROM: (name of investor)
         ACCOUNT NUMBER: (investor's account number with the
                                     Portfolio)
         FOR PURCHASE OF: (name of Portfolio)
         AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.

         Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              Redemption Procedures

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         Redemption of Shares In an Account. An investor who beneficially owns Shares through an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, to Bedford Government Obligations Money Market, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading of the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.


         Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday, with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of such class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Portfolio is determined independently of any of the Fund's other classes.


         The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors

         The business and affairs of the Fund and Portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. The Government Obligations Money Market Portfolio is one of these portfolios.


Investment Adviser






         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         As investment adviser to the Portfolio, BIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. In entering into transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Government Obligations Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial account and records. These administrative responsibilities have been delegated to PFPC, as described below.

         For the services provided to and expenses assumed by it for the benefit of the Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

         For the Fund's fiscal year ended August 31, 1998 the Fund paid investment advisory fees aggregating .30% of the average net assets of the Portfolio. For that same year, BIMC waived approximately .12% of the advisory fees payable with respect to the Portfolio.

         PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC. Such sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

Administrator

         Pursuant to its advisory agreement with the Fund with respect to the Government Obligations Portfolio, BIMC provides administrative services to the Portfolio, and is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Government Obligations Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


Transfer Agent, Dividend Disbursing Agent and Custodian

         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Distributor


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


Expenses


         The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it received different services.


         The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.

         For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.10% of average net assets with respect to the Bedford Class of the Portfolio (not taking into account waivers and reimbursements of .125%).



DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor and the payments may exceed distribution expenses actually incurred.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------




         Distributions from the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).


         The Fund offers multiple classes of shares in the Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within this Portfolio vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.


         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASS OF THE GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THIS PORTFOLIO.


         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.


         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.



         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.




OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries


         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

================================================================================
PROSPECTUS
THE BEDFORD FAMILY




MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------



                                                               DECEMBER 29, 1998
================================================================================

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   ------------------------------

CONTENTS
                                                            PAGE
INTRODUCTION........................................... 3
FINANCIAL HIGHLIGHTS................................... 6
INVESTMENT OBJECTIVES AND POLICIES.....................10
YEAR 2000..............................................16
INVESTMENT LIMITATIONS.................................17
PURCHASE AND REDEMPTION OF SHARES......................19
NET ASSET VALUE........................................24
MANAGEMENT.............................................24
DISTRIBUTION OF SHARES.................................27
DIVIDENDS AND DISTRIBUTIONS............................28
TAXES..................................................28
DESCRIPTION OF SHARES..................................29
OTHER INFORMATION......................................30




INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware



DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania



CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania



================================================================================

                               THE BEDFORD FAMILY
                                       OF
                               THE RBB FUND, INC.

         The three classes of common stock (each, a "Bedford Class") of The RBB Fund, Inc. (the "Fund"), an open-end management investment company, offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio and a U.S. Government obligations money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

         MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, AT ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


         BlackRock Institutional Management Corporation serves as investment adviser for the Portfolios, PNC Bank, National Association serves as custodian for the Fund and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     DECEMBER 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. Each of the three classes of the Fund's shares (collectively, the "Bedford Shares" or "Shares") offered by this Prospectus represents interests in one of the following of such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.


         The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

         The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         The GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

         Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as the administrator and the transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.


         An investor may purchase and redeem Shares of any of the Bedford Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

         An investment in any of the Bedford Shares is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASSES)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS


         The Fee Table below contains a summary of the annual operating expenses of the Bedford Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                                                    GOVERNMENT
                                                                                 MUNICIPAL          OBLIGATIONS
                                                           MONEY MARKET        MONEY MARKET        MONEY MARKET
                                                             PORTFOLIO           PORTFOLIO           PORTFOLIO

Management Fees (after waivers)(1).................             .24%                .08%                .30%
12b-1 Fees ........................................             .54                 .58                 .57
Other Expenses ....................................             .19                 .23                 .105
                                                                ----                ----                ----
Total Fund Operating Expenses (Bedford Classes)
  (after waivers)(1)...............................             .97%                .89%                .975%
                                                                ====                ====                =====


(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio and Government Obligations Money Market Portfolio, Management Fees would be .37%, .34% and .42%, respectively, and Total Fund Operating Expenses would be 1.10%, 1.15% and 1.10%, respectively.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                 1 YEAR       3 YEARS     5 YEARS        10 YEARS
                                                                 ------       -------     -------        --------

Money Market*..............................................       $10          $31          $54            $119
Municipal Money Market*....................................       $ 9          $28          $49            $110
Government Obligations Money Market*.......................       $10          $31          $54            $120

*Other classes of these Portfolios are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund

Operating Expenses (Bedford Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "total return", "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

         The total returns yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total returns yield on Shares of any of the Bedford Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Bedford Shares are not reflected in the total returns yield of Shares of the Bedford Classes, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total returns yield on Shares of the Bedford Classes may differ from total returns yield on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The table below sets forth certain information concerning the investment results of the Bedford Classes representing interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are a part of the Fund's financial statements for each of the Portfolios, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                               THE BEDFORD FAMILY

                  THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (C)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                             MONEY MARKET PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------


                                     FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                       1998           1997           1996           1995           1994           1993
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
    beginning of period..........    $ 1.00        $     1.00     $     1.00      $   1.00       $   1.00       $   1.00
                                     ------        ----------     ----------      --------       --------       --------

Income from investment operations:
  Net investment income..........    0.0473            0.0462         0.0469        0.0486         0.0278         0.0243
  Net gains on securities (both
    realized and unrealized).....        --                --             --            --             --             --
                                     ------        ----------     ----------      --------       --------       --------

      Total from investment
        operations...............    0.0473            0.0462         0.0469        0.0486         0.0278         0.0243
                                     ------            ------         ------        ------         ------         ------
Less distributions
  Dividends (from net investment
    income)......................   (0.0473)          (0.0462)       (0.0469)      (0.0486)       (0.0278)       (0.0243)
  Distributions (from capital
    gains).......................        --                --             --            --             --             --
                                     ------        ----------     ----------      --------       --------       --------
      Total distributions........   (0.0473)         (0.0462)       (0.0469)      (0.0486)       (0.0278)       (0.0243)
                                     ------          -------        -------        ------         ------         ------

Net asset value, end of period...    $ 1.00        $     1.00     $     1.00      $   1.00       $   1.00       $   1.00
                                     ======        ==========     ==========      ========       ========       ========

Total return.....................    4.84%               4.72%          4.79%         4.97%          2.81%          2.46%
Ratios/Supplemental Data
  Net assets, end of period (000)   $762,739       $1,392,911     $1,109,334      $935,821       $710,737       $782,153
  Ratios of expenses to average
    net assets...................    .97%(a)          .97%(a)        .97%(a)       .96%(a)        .95%(a)        .95%(a)
  Ratios of net investment income to
    average net assets...........    4.73%               4.62%          4.69%         4.86%          2.78%          2.43%



---------------------------------------------------------------------------------------------------
                                                                                   FOR THE PERIOD
                                                                                 SEPTEMBER 30, 1988
                                     FOR THE        FOR THE        FOR THE        (COMMENCEMENT OF
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED         OPERATIONS)
                                    AUGUST 31,     AUGUST 31,     AUGUST 31,          AUGUST 31,
                                      1992           1991           1990                1989
---------------------------------------------------------------------------------------------------
Net asset value,
    beginning of period..........    $   1.00       $   1.00       $    1.00           $    1.00
                                     --------       --------       ---------           ---------

Income from investment operations:
  Net investment income..........      0.0375         0.0629          0.0765              0.0779
  Net gains on securities (both
    realized and unrealized).....      0.0007             --              --                 --
                                     --------       --------      ----------          ----------


      Total from investment
        operations...............      0.0382         0.0629          0.0765              0.0779
                                       ------         ------         -------             -------
Less distributions
  Dividends (from  net  investment
    income)......................     (0.0375)       (0.0629)        (0.0765)           (0.0779)
  Distributions (from capital
    gains).......................     (0.0007)            --              --                  --
                                     --------       --------      ----------          ----------
      Total distributions........     (0.0382)       (0.0629)        (0.0765)            (0.0779)
                                       ------         ------         -------             -------


Net asset value, end of period...    $   1.00       $   1.00       $    1.00           $    1.00
                                     ========       ========       =========           =========

Total return.....................        3.89%          6.48%           7.92%           8.81%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)    $736,842       $747,530        $709,757            $152,311
  Ratios of expenses to average
    net assets...................     .95%(a)        .92%(a)         .92%(a)          .93%(a)(b)
  Ratios of net investment income to
    average net assets...........        3.75%          6.29%           7.65%           8.61%(b)




(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.10%, 1.12%, 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for
    the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992,
    1991 and 1990, respectively, and 1.27% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

                               THE BEDFORD FAMILY

                   THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (C)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                        MUNICIPAL MONEY MARKET PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------


                                     FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                       1998           1997           1996           1995           1994          1993
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
    beginning of period..........     $  1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      -------       --------       --------       --------       --------       --------

Income from investment operations:
  Net investment income..........      0.0286         0.0285         0.0288         0.0297         0.0195         0.0195
  Net gains on securities (both
    realized and unrealized).....          --             --             --             --             --             --
                                      -------       --------       --------       --------       --------       --------


      Total from investment
        operations...............      0.0286         0.0285         0.0288         0.0297         0.0195         0.0195
                                      -------         ------         ------         ------         ------         ------
Less distributions
  Dividends (from net investment
    income)......................     (0.0286)       (0.0285)       (0.0288)       (0.0297)       (0.0195)       (0.0195)
  Distributions (from capital
    gains).......................          --             --             --             --             --             --
                                      -------       --------       --------       --------       --------       --------
      Total distributions........     (0.0286)       (0.0285)       (0.0288)       (0.0297)       (0.0195)       (0.0195)
                                      -------        -------        -------         ------         ------         ------


Net asset value, end of period...     $  1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      =======       ========       ========       ========       ========       ========

Total return.....................        2.97%          2.88%          2.92%          3.01%          1.97%          1.96%
Ratios/Supplemental Data
  Net assets, end of period (000)    $147,633       $213,034       $201,940       $198,425       $182,480       $215,577
  Ratios of expenses to average
    net assets...................        .89%(a)        .85%(a)        .84%(a)        .82%(a)        .77%(a)        .77%(a)
  Ratios of net investment income to
    average net assets...........       2.86%           2.85%          2.88%          2.97%          1.95%          1.95%



---------------------------------------------------------------------------------------------------
                                                                                   FOR THE PERIOD
                                                                                 SEPTEMBER 30, 1988
                                     FOR THE        FOR THE        FOR THE        (COMMENCEMENT OF
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED         OPERATIONS)
                                    AUGUST 31,     AUGUST 31,     AUGUST 31,          AUGUST 31,
                                      1992           1991           1990                1989
---------------------------------------------------------------------------------------------------
Net asset value,
    beginning of period..........    $   1.00       $   1.00       $    1.00           $    1.00
                                     --------       --------       ---------           ---------

Income from investment operations:
  Net investment income..........      0.0287         0.0431          0.0522              0.0513
  Net gains on securities (both
    realized and unrealized).....          --             --              --                 --
                                     --------       --------      ----------          ----------


      Total from investment
        operations...............      0.0287         0.0431          0.0522              0.0513
                                       ------         ------         -------             -------
Less distributions
  Dividends (from  net  investment
    income)......................     (0.0287)       (0.0431)        (0.0522)           (0.0513)
  Distributions (from capital
    gains).......................          --            --              --                  --
                                     --------       --------      ----------          ----------
      Total distributions........     (0.0287)       (0.0431)        (0.0522)            (0.0513)
                                       ------         ------         -------             -------


Net asset value, end of period...    $   1.00       $   1.00       $    1.00           $    1.00
                                     ========       ========       =========           =========

Total return.....................        2.90%          4.40%           5.35%           5.72%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)    $176,950       $215,140        $195,566             $85,806
  Ratios of expenses to average
    net assets...................     .77%(a)        .74%(a)         .75%(a)          .33%(a)(b)
  Ratios of net investment income to
    average net assets...........        2.87%          4.31%           5.22%           5.70%(b)




(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.15%, 1.14%, 1.12%, 1.14%, 1.12%,1.16%, 1.15%, 1.13% and 1.14% for
    the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992,
    1991 and 1990, respectively, and 1.27% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

                               THE BEDFORD FAMILY

                   THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (C)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------


                                     FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                       1998           1997           1996           1995           1994          1993
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
    beginning of period..........     $  1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      -------       --------       --------       --------       --------       --------

Income from investment operations:
  Net investment income..........      0.0463         0.0449         0.0458         0.0475         0.0270         0.0231
  Net gains on securities (both
    realized and unrealized).....          --             --             --             --             --             --
                                      -------       --------       --------       --------       --------       --------


      Total from investment
        operations...............      0.0463         0.0449         0.0458         0.0475         0.0270         0.0231
                                      -------         ------         ------         ------         ------         ------
Less distributions
  Dividends (from net investment
    income)......................     (0.0463)       (0.0449)       (0.0458)       (0.0475)       (0.0270)       (0.0231)
  Distributions (from capital
    gains).......................          --             --             --             --             --             --
                                      -------       --------       --------       --------       --------       --------
      Total distributions........     (0.0463)       (0.0449)       (0.0458)       (0.0475)       (0.0270)       (0.0231)
                                      -------        -------        -------         ------         ------         ------


Net asset value, end of period...     $  1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      =======       ========       ========       ========       ========       ========

Total return.....................        4.74%          4.59%          4.68%          4.86%          2.73%          2.33%
Ratios/Supplemental Data
  Net assets, end of period (000)    $128,447       $209,715       $192,599       $163,398       $166,418       $213,741
  Ratios of expenses to average
    net assets...................    .975%(a)       .975%(a)       .975%(a)       .975%(a)       .975%(a)       .975%(a)
  Ratios of net investment income to
    average net assets...........        4.63%          4.49%          4.58%          4.75%          2.70%          2.31%



---------------------------------------------------------------------------------------------------
                                                                                   FOR THE PERIOD
                                                                                 SEPTEMBER 30, 1988
                                     FOR THE        FOR THE        FOR THE        (COMMENCEMENT OF
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED         OPERATIONS)
                                    AUGUST 31,     AUGUST 31,     AUGUST 31,          AUGUST 31,
                                      1992           1991           1990                1989
---------------------------------------------------------------------------------------------------
Net asset value,
    beginning of period..........    $   1.00       $   1.00       $    1.00           $    1.00
                                     --------       --------       ---------           ---------

Income from investment operations:
  Net investment income..........      0.0375         0.0604          0.0748              0.0725
  Net gains on securities (both
    realized and unrealized).....      0.0009             --              --                  --
                                     --------       --------      ----------          ----------


      Total from investment
        operations...............     (0.0384)       (0.0604)        (0.0748)            (0.0725)
                                       ------         ------         -------             -------
Less distributions
  Dividends (from  net  investment
    income)......................     (0.0375)       (0.0604)        (0.0748)            (0.0725)
  Distributions (from capital
    gains).......................      0.0009             --              --                  --
                                     --------       --------      ----------          ----------
      Total distributions........     (0.0384)       (0.0604)        (0.0748)            (0.0725)
                                       ------         ------         -------             -------


Net asset value, end of period...    $   1.00       $   1.00       $    1.00           $    1.00
                                     ========       ========       =========           =========

Total return.....................        3.91%          6.21%           7.74%           8.64%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)    $225,101       $368,899        $209,378             $66,281
  Ratios of expenses to average
    net assets...................     .975(a)%        .95(a)%        .95(a)%          .96%(a)(b)
  Ratios of net investment income to
    average net assets...........        3.75%          6.04%          7.48%           8.34% (b)




(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.10%, 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17%
    for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993,1992,
    1991 and 1990, respectively, and 1.40% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.


         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate.

Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.


         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -Municipal Money Market Portfolio -- Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.


                        MUNICIPAL MONEY MARKET PORTFOLIO


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies -- Money Market Portfolio -- When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies -- Money Market Portfolio --
Stand-By Commitments."

         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.


                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO


         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

         Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.


         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Repurchase Agreements."

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions and to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Reverse Repurchase Agreements."

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset Backed Securities."

         LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.




         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.

INVESTMENT LIMITATIONS
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         The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


         The Money Market and Municipal Money Market Portfolios may not:

         1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

         1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
(ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

         2. The Money Market Portfolio will limit its purchases of Second
Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:

         1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

         The Government Obligations Money Market Portfolio may not:

         1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


PURCHASE AND REDEMPTION OF SHARES
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                               PURCHASE PROCEDURES


         GENERAL. Bedford Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania. Investors may purchase Bedford Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.


         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the closed of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Bedford Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

         A broker may offer investors maintaining Accounts the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Bedford Class designated by the investor as the "Primary Bedford Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Bedford Class at any time by so instructing his broker.

         If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments at any time in any Bedford Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Bedford Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Bedford Family" to the Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Bedford Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM:  (name of investor)
                  ACCOUNT NUMBER:  (investor's account number
                                    with the Portfolio)
                  FOR PURCHASE OF:  (name of the Portfolio)
                  AMOUNT:  (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Bedford Shares through an Account may redeem Bedford Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after

12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Bedford Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to The Bedford Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by call (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.


         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. Each of the Bedford Classes represents interests in one of the following portfolios: the

Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.


INVESTMENT ADVISER



         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB, with respect to the Money Market and Government Obligations Money Market Portfolios, respectively, provide for BIMC to also assist generally in supervising the operations of such Portfolios, and to maintain such Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC as described below.

         For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

         For the services provided and expenses assumed by it with respect to the Municipal Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and
 .25% of net assets in excess of $500 million.

         BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

         For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Money Market Portfolio, .08% of the average net assets of the Municipal Money Market Portfolio and .30% of the average net assets of the Government Obligations Money Market Portfolio. For that same year, BIMC waived approximately .13%, .26% and .12% of average net assets of the Money Market Portfolio, Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio, respectively.

         PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company".

ADMINISTRATOR

         PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists the Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of the Portfolio. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


DISTRIBUTOR


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as Distributor of the Shares of each of the Bedford Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


EXPENSES

         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Bedford Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if they receive different services.

         The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.


         For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.10% of the average net assets with respect to the Bedford Class of the Money Market Portfolio (not taking into account waivers of .13%), were 1.15% of the average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers of .26%) and were 1.10% of the average net assets with respect to the Bedford Class of the Government Obligations Money Market Portfolio (not taking into account waivers of .125%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of
 .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Bedford Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Bedford Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------


         Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

         Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------



         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).


         The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market and Government Obligations Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.


         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET AND GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD CLASSES OF THESE PORTFOLIOS.

         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.



         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.




OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   -----------------

                      CONTENTS

                                             PAGE


INTRODUCTION................................. 1
FINANCIAL HIGHLIGHTS......................... 3
INVESTMENT OBJECTIVES AND POLICIES........... 7
YEAR 2000....................................12
INVESTMENT LIMITATIONS.......................12
PURCHASE AND REDEMPTION OF SHARES............14
NET ASSET VALUE..............................20
MANAGEMENT...................................21
DISTRIBUTION OF SHARES.......................23
DIVIDENDS AND DISTRIBUTIONS..................24
TAXES........................................24
DESCRIPTION OF SHARES........................25
OTHER INFORMATION............................26

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania


CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================
                                CASH PRESERVATION
                                   PORTFOLIOS

                                       OF
                               THE RBB FUND, INC.

                             MONEY MARKET PORTFOLIO
                                       AND
                                 MUNICIPAL MONEY
                                MARKET PORTFOLIO






                                   Prospectus
                                December 29, 1998


================================================================================

                          CASH PRESERVATION PORTFOLIOS
                                       OF

                               THE RBB FUND, INC.

         The Cash Preservation Portfolios consist of two classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of the Cash Preservation Classes offered by this Prospectus represent interests in a taxable money market portfolio and a municipal money market portfolio. The investment objectives of each investment portfolio described in this Prospectus are as follows:

         MONEY MARKET PORTFOLIO - to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         MUNICIPAL MONEY MARKET PORTFOLIO - to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         BlackRock Institutional Management Corporation serves as investment adviser for these Portfolios and PNC Bank, National Association serves as custodian for the Fund. PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. Each of the two classes (collectively, the "Cash Preservation Classes") of the Fund's shares ("Cash Preservation Shares" or "Shares") offered by this Prospectus represents interests in one of the following of such investment portfolios: the Money Market Portfolio and the Municipal Money Market Portfolio (together, the "Portfolios").


         The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of U.S. dollar denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets.

         The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolios' investment adviser is Blackrock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund, and PFPC Inc. ("PFPC") serves as the administrator to the Portfolios and the transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.


         An investor may purchase Shares of either of the Cash Preservation Classes by mail, bank wire or by payment from insurance policies. An investor may redeem Shares of either of the Cash Preservation Classes by mail, Fund check, or by telephone. For more detailed information of how to purchase or redeem Cash Preservation Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

         An investment in either of the Cash Preservation Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Either or both of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of securities on a "when-issued" or "forward commitment" basis and the purchase of stand-by commitments. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE


The Fee Table below contains a summary of the annual operating expenses of the Cash Preservation Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (CASH PRESERVATION CLASSES)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS


                                                                     MUNICIPAL
                                                  MONEY MARKET     MONEY MARKET
                                                    PORTFOLIO        PORTFOLIO
Management Fees (after waivers)(1)..........         .24%            .08%
12b-1 Fees(1)...............................         .40             .40
Other Expenses (after waivers)(1)...........         .31             .50
Total Fund Operating Expenses
 (Cash Preservation Classes) (after
  waivers)(1)...............................         .95%            .98%
                                                     ====            ====


(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio and Municipal Money Market Portfolio, Management Fees would be .37% and .34%, respectively, Other Expenses would be 9.08% and 22.75%, respectively, and Total Fund Operating Expenses would be 9.84% and 23.49% respectively.



EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
                                 ------      -------     -------      --------
Money Market*...................  $10         $30         $53          $117
Municipal Money Market*.........  $10         $31         $54          $120


*Other classes of these Portfolios are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Cash Preservation Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE

EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Cash Preservation Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolios. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "total return", "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.


         The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of either of the Cash Preservation Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Cash Preservation Classes are not reflected in the total return and yields of the Cash Preservation Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Cash Preservation Classes may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Cash Preservation Classes representing interests in the Money Market and Municipal Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for each of the Portfolios, which have been incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

CASH PRESERVATION CLASSES

                           CASH PRESERVATION FAMILY
                               THE RBB FUND, INC.

                                    FINANCIAL HIGHLIGHTS (C)
                                       (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             MONEY MARKET PORTFOLIO
                                    ----------------------------------------------------------------------------------------------


                                     FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                       1998          1997          1996          1995          1994          1993          1992
                                    ----------------------------------------------------------------------------------------------

Net asset value,
    beginning of period...........     $ 1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                       ------         -----         -----         -----         -----         -----        ------

Income from investment operations:
  Net investment income                0.0474        0.0464        0.0471        0.0487        0.0278        0.0243        0.0375
  Net gains on securities
    (both realized and unrealized)         --            --            --            --            --            --        0.0007
                                       ------       -------      --------      --------      --------       -------       -------

      Total from
      investment operations.           0.0474        0.0464        0.0471        0.0487        0.0278        0.0243        0.0382
                                       ------       -------      --------      --------      --------       -------       -------

Less distributions
  Dividends (from net investment
     income)                          (0.0474)      (0.0464)      (0.0471)      (0.0487)      (0.0278)      (0.0243)      (0.0375)
  Distributions
    (from capital gains)..........         --            --            --            --            --            --       (0.0007)
                                       ------       -------      --------      --------      --------       -------      --------
      Total distributions             (0.0474)     (0.0464)      (0.0471)      (0.0487)      (0.0278)      (0.0243)      (0.0382)
                                       ------       -------      --------      --------      --------       -------      --------

Net asset value, end of period....     $ 1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                       ======         =====         =====         =====         =====         =====         =====

Total return.......                      4.86%         4.74%         4.81%         4.98%         2.81%         2.46%         3.89%
Ratios/Supplemental Data
    Net assets, end of period (000)    $  226        $  242      $    202      $    236      $    231      $  1,229      $  1,233
  Ratios of expenses to
     average net assets..........      .95%(a)       .95%(a)       .95%(a)       .95%(a)       .95%(a)       .95%(a)       .95%(a)
  Ratios of net investment income
    to average net assets                4.74%         4.64%         4.71%         4.87%         2.78%         2.43%         3.75%


                                   ---------------------------------------------
                                                                FOR THE PERIOD
                                                              SEPTEMBER 30, 1988
                                      FOR THE      FOR THE     (COMMENCEMENT OF
                                     YEAR ENDED   YEAR ENDED    OPERATIONS) TO
                                     AUGUST 31,   AUGUST 31,       AUGUST 31,
                                        1991         1990             1989
                                   ---------------------------------------------

Net asset value,
    beginning of period...........       $1.00        $1.00           $1.00
                                         -----        -----           -----

Income from investment operations:
  Net investment income                 0.0626       0.0763          0.0780
  Net gains on securities
    (both realized and unrealized)          --           --              --
                                       -------      -------         -------

      Total from
      investment operations.            0.0626       0.0763          0.0780
                                       -------      -------         -------

Less distributions
  Dividends (from net investment
    income)                            (0.0626)     (0.0763)        (0.0780)
  Distributions
    (from capital gains)..........          --           --              --
                                      --------      -------         -------
      Total distributions              (0.0626)     (0.0763)        (0.0780)
                                      --------      -------         -------

Net asset value, end of period....       $1.00        $1.00           $1.00
                                         =====        =====           =====

Total return.......                       6.45%        7.90%       8.81%(b)
Ratios/Supplemental Data
    Net assets, end of period (000)   $  1,412     $  1,799        $  2,213
  Ratios of expenses to
     average net assets..........      .95%(a)      .94%(a)      .95%(a)(b)
  Ratios of net investment income
    to average net assets                 6.26%         7.63%        8.59%(b)



(a) Without the waiver of advisory and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 9.84%, 10.68%, 12.08%, 9.34%, 2.52%, 2.25%, 2.30%, 2.13% and 1.69% for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,
    respectively, and 1.59% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Cash Preservation Class of Shares within the Portfolio.

CASH PRESERVATION CLASSES

                           CASH PRESERVATION FAMILY
                               THE RBB FUND, INC.

                                    FINANCIAL HIGHLIGHTS (C)
                                       (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             MUNICIPAL MONEY MARKET PORTFOLIO
                                    ----------------------------------------------------------------------------------------------


                                     FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                       1998          1997          1996          1995          1994          1993          1992
                                    ----------------------------------------------------------------------------------------------

Net asset value,
    beginning of period...........     $ 1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                       ------         -----         -----         -----         -----         -----        ------

Income from investment operations:
  Net investment income                0.0274        0.0272        0.0274        0.0281        0.0174        0.0174        0.0266
  Net gains on securities
    (both realized and unrealized)         --            --            --            --            --            --            --
                                       ------       -------      --------      --------      --------       -------       -------

      Total from
      investment operations.           0.0274        0.0272        0.0274        0.0281        0.0174        0.0174        0.0266
                                       ------       -------      --------      --------      --------       -------       -------

Less distributions
  Dividends (from net investment
    income)                           (0.0274)      (0.0272)      (0.0274)      (0.0281)      (0.0174)      (0.0174)      (0.0266)
  Distributions
    (from capital gains)..........         --            --            --            --            --            --            --
                                       ------       -------      --------      --------      --------       -------      --------
      Total distributions             (0.0274)      (0.0272)      (0.0274)      (0.0281)      (0.0174)      (0.0174)      (0.0266)
                                       ------       -------      --------      --------      --------       -------      --------

Net asset value, end of period....     $ 1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                       ======         =====         =====         =====         =====         =====         =====

Total return.......                      2.82%         2.76%         2.78%         2.84%         1.75%         1.75%         2.69%
Ratios/Supplemental Data
    Net assets, end of period (000)    $   92        $   97      $    116      $    161      $    201      $    157      $    214
  Ratios of expenses to
     average net assets..........     .98%(a)       .98%(a)       .98%(a)       .98%(a)       .98%(a)        98%(a)       .98%(a)
  Ratios of net investment income
    to average net assets                2.78%         2.72%         2.74%         2.81%         1.74%         1.74%         2.66%


                                   ---------------------------------------------
                                                                FOR THE PERIOD
                                                              SEPTEMBER 30, 1988
                                      FOR THE      FOR THE     (COMMENCEMENT OF
                                     YEAR ENDED   YEAR ENDED    OPERATIONS) TO
                                     AUGUST 31,   AUGUST 31,       AUGUST 31,
                                        1991         1990             1989
                                   ---------------------------------------------

Net asset value,
    beginning of period...........       $1.00        $1.00           $1.00
                                         -----        -----           -----

Income from investment operations:
  Net investment income                 0.0408       0.0499          0.0497
  Net gains on securities
    (both realized and unrealized)          --           --              --
                                       -------      -------         -------

      Total from
      investment operations.            0.0408       0.0499          0.0497
                                       -------      -------         -------

Less distributions
  Dividends (from net investment
    income)                            (0.0408)     (0.0499)        (0.0497)
  Distributions
    (from capital gains)..........          --           --              --
                                      --------      -------         -------
      Total distributions              (0.0408)     (0.0499)        (0.0497)
                                      --------      -------         -------

Net asset value, end of period....       $1.00        $1.00           $1.00
                                         =====        =====           =====

Total return.......                       4.16%        5.11%        5.53%(b)
Ratios/Supplemental Data
    Net assets, end of period (000)   $    281     $    236        $      36
  Ratios of expenses to
     average net assets..........      .97%(a)      .98%(a)      .94%(a)(b)
  Ratios of net investment income
    to average net assets                 4.08%        4.99%       5.49%(b)




(a) Without the waiver of advisory, administration and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 23.15% 26.58%, 19.20%, 10.80%, 11.52%, 8.95%, 5.91%, 5.59%
     and 15.08% for the years ended August 31, 1998, 1997, 1996, 1995, 1994,
     1993, 1992, 1991 and 1990, respectively, and 51.02% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Cash Preservation Class of Shares within the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organizations") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate.

Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.


         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least twoRating Organizations (e.g., commercial paper rated

"A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities,
(4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.


                        MUNICIPAL MONEY MARKET PORTFOLIO


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest").There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source, such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio --When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market
Portfolio--Stand-By Commitments."


         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies in the Statement of Additional Information."


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies--Money Market
Portfolio--Illiquid Securities" and "Investment Objectives and
Policies--Illiquid Securities" in the Statement of Additional Information.



         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.




INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Money Market and Municipal Money Market Portfolios' investment objectives and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


The Portfolios may not:

         1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.


         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of a Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowing in excess of 5% of a Portfolio's net assets are outstanding.
         (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling a Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


The Money Market Portfolio may not

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

         1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S.
         Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

         2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


The Municipal Money Market Portfolio may not:


         1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested at the time of purchase in obligations of issuers in the same industry.

         In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.



PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES


         Cash Preservation Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania. Investors may purchase Cash Preservation Shares by mail, wire or exchange from another Cash Preservation Class as described below. The minimum initial investment in each Portfolio is $1,000. Subsequent investments must be at least $100 ($1,000 if the investment is transmitted by wire). The Fund reserves the right to reject any purchase order.

         Shareholders whose shares are held in the street name account of a broker/dealer and who desire to transfer such shares to the street name account of another broker/dealer should contact their current broker/dealer.

         Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

INITIAL INVESTMENT

         BY MAIL - You may purchase Shares in either of the Cash Preservation Classes by mail by completing and signing the attached application (the "Application"), specifying the Portfolio in which you wish to invest, and mailing it, together with a check payable to the order of "Cash Preservation" to Cash Preservation Portfolios, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The check must also specify the name of the Portfolio in which you wish to invest. An Application will be returned to an investor unless it contains the name of the Authorized Dealer from whom it was obtained.

         BY BANK WIRE - You may purchase Shares in either of the Cash Preservation Classes by having your bank wire Federal Funds to the Fund's custodian, PNC Bank. Your bank may impose a charge for this service. The Fund currently does not charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, it is important that you follow these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 430-9618 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Cash Preservation Class selected, the amount being wired, and by which bank. PFPC will then provide you with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank to wire the specified amount, together with your assigned account number, to the custodian:

                  PNC Bank, N.A., Philadelphia, Pa.
                  ABA-0310-0005-3.
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (investor's account number
                                   with the Portfolio)
                  FOR PURCHASE OF: (name of the Portfolio)
                  AMOUNT: (amount to be invested)

         C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application. An Application will be returned to an investor unless it contains the name of the Authorized Dealer (a dealer who has entered into a dealer agreement with the Distributor) from whom it was obtained generally.

         Federal Funds must be received by PFPC by 12:00 noon Eastern Time for it to process an order as of 12:00 noon on such day. Federal Funds received after 12:00 noon but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be processed as of the close of regular trading on the NYSE on that Business Day but the Shares acquired will not be entitled to receive dividends declared on such Business Day. Federal Funds received after the close of regular trading on the NYSE on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         BY PAYMENT FROM INSURANCE POLICIES - If you are a recipient of certain insurance policy payments, you may purchase Shares by completing and signing an Application, including the section which authorizes your insurance company to forward policy payments to the Cash Preservation Class indicated on the Application, and mailing it to PFPC at the address shown thereon. An Application will be returned to an investor unless it contains the name of the Authorized Dealer from whom it was obtained.

         Cash Preservation Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, an investor should consult with a tax adviser.

SUBSEQUENT INVESTMENTS

         Once an account has been opened, additional investments may be made by mail, wire, exchange, or the automatic investment program. The minimum subsequent investment is $100 ($1,000 if payment is by wire).

         BY MAIL - Payment may be made by check or a Federal Reserve Draft payable to the order of "Cash Preservation." The check or draft must also specify the name of the Portfolio in which you wish to invest. Mail your payment to Cash Preservation c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System.

         BY BANK WIRE - Follow steps A and B above given under "Initial Investment - By Bank Wire."

         BY EXCHANGE - Follow the procedures given under "Redemption and Exchange of Shares -- Exchange Privilege" below.

         BY AUTOMATIC INVESTING - Additional investments may be made automatically by authorizing PFPC to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call PFPC at (800) 430-9618 to obtain the appropriate form.


                        REDEMPTION AND EXCHANGE OF SHARES

         Redemption orders are effected at the net asset value per Share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         BY MAIL - An investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to the Fund's transfer agent, PFPC, P.O. Box 8916, Wilmington, Delaware 19899
Attention: Cash Preservation Portfolios. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed according to the procedures described below under "Exchange Privilege."


         BY FUND CHECK - An investor may request that the Fund provide redemption checks drawn on a particular Cash Preservation Class. SHAREHOLDERS HOLDING SHARE CERTIFICATES ARE NOT ELIGIBLE FOR THIS CHECK WRITING PRIVILEGE BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL REDEMPTION REQUESTS. Checks will be sent only to the registered owner(s) and only to the address of record. Investors may issue checks made payable to the order of any person in the amount of $100 or more. The redemption is not effective until the check is processed and cleared by the transfer agent, and dividends are earned until the redemption is effected. Because dividends accrue daily, a check should not be used to close an account as a small balance is likely to result. There is no charge to the investor for redemption by check. If a shareholder who has check writing privileges exchanges funds from one Cash Preservation Class into another Cash Preservation Class, he or she will automatically receive a checkbook for the new account (allow three to four weeks for delivery). The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


PAYMENT OF REDEMPTION PROCEEDS

         Redemption proceeds will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $1,000. There is no maximum redemption for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. No fee is currently contemplated.

ADDITIONAL REDEMPTION INFORMATION

         The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a request in proper form. However, Shares purchased by check will not be redeemed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. During the period prior to the time the Shares are redeemed, dividends on such Shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Cash Preservation Class involuntarily, on thirty days' notice, if such account drops below $500 and during such 30-day period the shareholder does not increase such account to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


EXCHANGE PRIVILEGE

         Shareholders who wish to exchange Shares of one Cash Preservation Class for another Cash Preservation Class may do so by mail or by telephone. In addition to exchanges between Cash Preservation Classes, shareholders may exchange Shares of a Cash Preservation Class for shares of the RBB Class of the Government Securities Portfolio (the "Participating Class") by mail or telephone provided they have completed the appropriate section of the Application beforehand. Shares of the Participating Class may be acquired by exchange at the next determined public offering price, including sales charges, if any, applicable to such shares. In order to establish a systematic withdrawal plan for the new account, an exchanging shareholder must file a written request. The Fund and PFPC reserve the right to limit, amend or terminate these exchange privileges at any time upon 60 days written notice to shareholders. No exchange fee is currently imposed for exchanges; however, the Fund reserves the right to charge shareholders an exchange fee of $5.00 for each exchange. In the case of shareholders holding share certificates, the certificates must accompany the request for an exchange. An exchange of Shares will be treated as a sale for federal tax purposes.

         DETAILED INSTRUCTIONS REQUIRED. A request for an exchange of Shares must be sufficiently detailed to enable PFPC to complete the exchange in accordance with the shareholder's wishes. The request must name the Portfolio and account number from which the exchange is to be made. It must also name the Portfolio to which the exchange is to be made and the account number, if to an existing account. The request must specify the amount of money or Shares to be exchanged. New accounts will be established with the same registration and address, and with the same options as the account from which the exchange is made -- an Application is not needed. If the registration or address of the new account is to be different in any respect, the request must be in writing with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings associations who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         EXCHANGE BY MAIL - Send a written request (together with any share certificates issued to the investor) to: Cash Preservation c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The request must be signed by all shareholders exactly as their names appear on the Fund's records.

         ACCOUNT MINIMUMS. If the exchange is to a new account, the dollar value of Shares acquired must equal or exceed the Portfolio's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Portfolio's minimum for subsequent investments. If any amount remains in the Cash Preservation Class from which the exchange is being made, such amount must not drop below the minimum account value required by that Portfolio.

TELEPHONE TRANSACTIONS


         Shareholders are automatically provided with this option when opening an account, unless they indicate on the Application that they do not wish to use this privilege. SHAREHOLDERS HOLDING SHARE CERTIFICATES MAY NOT REDEEM OR EXCHANGE SHARES BY TELEPHONE BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL EXCHANGE AND REDEMPTION REQUESTS. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption or exchange by calling (800) 430-9618. Neither the Fund, the Portfolios, the Distributor, PFPC nor any other Fund Agent, will be liable for any loss, liability, cost or expense for following the Fund's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.


         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, trustee, custodian or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.



NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE, is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class of a Portfolio is calculated by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.


         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Cash Preservation Classes represents interests in one of the following such investment portfolios: the Money Market Portfolio and the Municipal Money Market Portfolio.

INVESTMENT ADVISER


         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware, 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB, with respect to the Money Market Portfolio, provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

         For the services provided to and expenses assumed by it with respect to the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million. For the services provided to and expenses assumed by it with respect to the Municipal Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

         For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% and .08% of the average net assets of the Money Market Portfolio and the Municipal Money Market Portfolio, respectively. For that same period, BIMC waived approximately .13% and .26% of the average net assets of the Money Market Portfolio and the Municipal Money Market Portfolio, respectively.

         PNC Bank was formerly sub-adviser to the Portfolios and provided research, credit analysis and recommendations with respect to the Portfolios' investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolios to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the services provided by BIMC and the fees payable by the Portfolios for these services are described further in the Statement of Additional Information under "Management of the Company."


ADMINISTRATOR


         PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists such Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Municipal Money Market Portfolio. Pursuant to its advisory agreement with the Fund with respect to the Money Market Portfolio, BIMC provides administrative services to such Portfolio pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN


         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the

Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


DISTRIBUTOR


         Provident Distributors, Inc. (the "Distributor"), with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Cash Preservation Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


EXPENSES

         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Cash Preservation Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Cash Preservation Classes or if they receive different services.

         The investment adviser may assume additional expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.



         For the Fund's fiscal year ended August 31, 1998 the Fund's total expenses were 9.84% of the average daily net assets with respect to the Cash Preservation Class of the Money Market Portfolio (not taking into account waivers and reimbursements of 8.89%) and were 23.15% of the average daily net assets with respect to the Cash Preservation Class of the Municipal Money Market Portfolio (not taking into account waivers and reimbursements of 22.18%).



DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Cash Preservation Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Cash Preservation Class. The actual amount of such compensation under the Plans is agreed upon by the Fund's Board of Directors and by the Distributor. Under each of the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .40% on an annualized basis of the average daily net assets of the relevant Cash Preservation Class in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the Distributor has agreed to waive its fee with respect to a Cash Preservation Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including to Authorized Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Authorized Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Authorized Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Cash Preservation Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Cash Preservation Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------


         Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

         Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------



         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).


         The Fund offers multiple classes of shares in each of its Money Market Portfolio and Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.


         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE CASH PRESERVATION CLASSES OF THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE CASH PRESERVATION CLASSES OF THESE PORTFOLIOS.

         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.


         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.



         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.




OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES


         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (800) 430-9618.

================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS OR IN THE FUND'S STATEMENT OF
ADDITIONAL INFORMATION INCORPORATED
HEREIN BY REFERENCE, IN CONNECTION WITH THE
OFFERING MADE BY THIS PROSPECTUS AND, IF
GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE FUND OR
ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFERING BY THE FUND OR BY THE
DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT LAWFULLY BE MADE.


     ------------------------------


CONTENTS
                                      Page
INTRODUCTION............................ 3                 Prospectus
FINANCIAL HIGHLIGHTS.................... 6                 THE BEDFORD FAMILY
INVESTMENT OBJECTIVES AND POLICIES......10
YEAR 2000...............................18
INVESTMENT LIMITATIONS..................18
PURCHASE AND REDEMPTION OF SHARES.......21
NET ASSET VALUE.........................25
MANAGEMENT..............................26
DISTRIBUTION OF SHARES..................28
DIVIDENDS AND DISTRIBUTIONS.............29
TAXES...................................29
DESCRIPTION OF SHARES...................30
OTHER INFORMATION.......................31
                                                         Money Market Portfolio
                                                         ----------------------
                                                         Municipal Money Market
Investment Adviser                                       Portfolio
BlackRock Institutional Management Corporation
Wilmington, Delaware
                                                         ----------------------
Distributor                                              Government Obligations
Provident Distributors, Inc.                             Money Market Portfolio
Conshohocken, Pennsylvania

Custodian
PNC Bank, National Association
Philadelphia, Pennsylvania
                                                         ----------------------
Administrator and Transfer Agent                         New York Municipal
PFPC Inc.                                                Money Market Portfolio
Wilmington, Delaware                                     ----------------------


Counsel
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
                                                         December 29, 1998

===============================================================================

                               THE BEDFORD FAMILY
                                       of
                               The RBB Fund, Inc.

         The four classes of common stock (each, a "Bedford Class") of The RBB Fund, Inc. (the "Fund"), an open-end management investment company, offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

         Money Market Portfolio -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         Municipal Money Market Portfolio -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         Government Obligations Money Market Portfolio -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         New York Municipal Money Market Portfolio--to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

         The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

          BlackRock Institutional Management Corporation serves as investment adviser for the Portfolios, PNC Bank, National Association serves as custodian for the Fund and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.


         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                   December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------

         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. Each of the four classes of the Fund's shares (collectively, the "Bedford Shares" or "Shares") offered by this Prospectus represents interests in one of the following of such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

         The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. To achieve its objective, the Portfolio invests primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

         Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

          The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as the administrator and the transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

          An investor may purchase and redeem Shares of any of the Bedford Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

         An investment in any of the Bedford Shares is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Annual Fund Operating Expenses (Bedford Classes) as a percentage of average daily net assets

         The Fee Table below contains a summary of the annual operating expenses of the Bedford Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.


                                                                   Municipal     Government      New York
                                                        Money        Money       Obligations     Municipal
                                                       Market       Market      Money Market    Money Market
                                                      Portfolio    Portfolio      Portfolio      Portfolio
                                                      ---------    ---------    ------------    -------------


Management Fees (after waivers)(1).................    .24%          .08%           .30%           .02%
12b-1 Fees ........................................    .54%          .58%           .57%           .57%
Other Expenses ....................................    .19%          .23%           .13%          .25%
                                                       ----          ----           -----          -----
Total Fund Operating Expenses (Bedford Classes)
  (after waivers)(1)...............................    .97%          .89%           .975%          .84%

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .36%, .34%, .42% and .35%, respectively, and Total Fund Operating Expenses would be 1.10%. 1.15%, 1.10% and 1.13%, respectively.


Example

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                 1 Year       3 Years     5 Years        10 Years
                                                                 ------       -------     -------        --------


Money Market*..............................................         $10          $31          $54           $119
Municipal Money Market*....................................         $ 9          $28          $49           $110
Government Obligations Money Market*.......................         $10          $31          $54           $120
New York Municipal Money Market*...........................         $ 9          $27          $47           $105


* Other classes of these Portfolios are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Bedford Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

         The total returns yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Bedford Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Bedford Shares are not reflected in the total return and yield of Shares of the Bedford Classes, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Bedford Classes may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The table below sets forth certain information concerning the investment results of the Bedford Classes representing interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are a part of the Fund's financial statements for each of the Portfolios, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus. As of the date of this Prospectus, the Bedford Class of the New York Municipal Money Market Portfolio had not commenced operations.

The Bedford Family

         The RBB Fund, Inc. Financial Highlights (c)
                  For a Share Outstanding Throughout Each Period


                                                                    Money Market Portfolio
                                     -------------------------------------------------------------------------------------





                                         For the         For the           For the          For the            For the
                                       Year Ended       Year Ended        Year Ended       Year Ended        Year Ended
                                     August 31, 1998  August 31, 1997  August 31, 1996   August 31, 1995   August 31, 1994
                                     ---------------  ---------------  ---------------   ---------------   ---------------

Net asset value,
    beginning of period..........     $   1.00          $    1.00      $     1.00          $   1.00         $   1.00
                                      --------           ---------      ----------          --------         --------

Income from investment operations:
  Net investment income..........       0.0473              0.0462          0.0469            0.0486           0.0278
  Net gains on securities (both
    realized and unrealized).....           --                  --              --                --               --
                                      --------           ---------      ----------          --------         --------

      Total from investment
        operations...............       0.0473              0.0462          0.0469            0.0486           0.0278
                                      --------           ---------      ----------          --------         --------
Less distributions
  Dividends (from  net  investment
    income)......................      (0.0473)           (0.0462)        (0.0469)          (0.0486)         (0.0278)
  Distributions (from capital
    gains).......................           --                  --              --                --               --
                                      --------           ---------      ----------          --------         --------
      Total distributions........      (0.0473)           (0.0462)        (0.0469)          (0.0486)         (0.0278)
                                      --------           ---------      ----------          --------         --------
Net asset value, end of period...     $   1.00           $    1.00      $     1.00          $   1.00         $   1.00
                                      ========           =========      ==========          ========         ========

Total return.....................        4.84%               4.72%           4.79%             4.97%            2.81%
Ratios/Supplemental Data
  Net assets, end of period (000)     $762,739          $1,392,911      $1,109,334          $935,821         $710,737
  Ratios of expenses to average
    net assets...................      .97%(a)            .97%(a)         .97%(a)           .96%(a)          .95%(a)
  Ratios of net investment income
    to average net assets...........     4.73%               4.62%           4.69%             4.86%            2.78%



                                                                                                                     For the Period
                                                                                                                 September 30, 1988
                                           For the           For the             For the             For the       (Commencement
                                          Year Ended         Year Ended         Year Ended         Year Ended     of Operations) to
                                        August 31, 1993     August 31, 1992   August 31, 1991    August 31, 1990   August 31, 1989
                                        ---------------     ---------------   ---------------    ---------------  ------------------

Net asset value,
    beginning of period..........        $   1.00          $   1.00          $   1.00             $   1.00          $   1.00
                                         ---------         --------          --------              -------          --------

Income from investment operations:
  Net investment income..........          0.0243            0.0375            0.0629               0.0765             0.0779
  Net gains on securities (both
    realized and unrealized).....              --            0.0007                --                   --                --
                                         ---------         --------          --------              -------          --------

      Total from investment
        operations...............          0.0243            0.0382            0.0629               0.0765            0.0779
                                         ---------         --------          --------              -------          --------
Less distributions
  Dividends (from  net  investment
    income)......................        (0.0243)          (0.0375)          (0.0629)             (0.0765)          (0.0779)
  Distributions (from capital
    gains).......................              --          (0.0007)                --                   --                --
                                         ---------         --------          --------              -------          --------
      Total distributions........        (0.0243)          (0.0382)          (0.0629)             (0.0765)          (0.0779)
                                         ---------         --------          --------              -------          --------

Net asset value, end of period...        $   1.00          $   1.00          $   1.00             $   1.00          $   1.00
                                         =========         ========          ========             ========          ========

Total return.....................           2.46%             3.89%             6.48%                7.92%          8.81%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)        $782,153          $736,842          $747,530             $709,757          $152,311
  Ratios of expenses to average
    net assets...................         .95%(a)           .95%(a)           .92%(a)              .92%(a)        .93%(a)(b)
  Ratios of net investment income
    to average net assets..........         2.43%             3.75%             6.29%                7.65%          8.61%(b)



(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.10%, 1.12%, 1.14%, 1.17% and 1.16% for the years ended August 31, 1998,
    1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively, and 1.27%
    annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

The Bedford Family

         The RBB Fund, Inc. Financial Highlights (c)
                  For a Share Outstanding Throughout Each Period


                                                                      Municipal Money Market Portfolio
                                     -----------------------------------------------------------------------------------------------




                                           For the           For the            For the         For the           For the
                                         Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                      August 31, 1998    August 31, 1997   August 31, 1996   August 31, 1995   August 31, 1994
                                      ---------------    ---------------   ---------------   ---------------   ---------------

Net asset value,
    beginning of period....             $  1.00             $   1.00          $   1.00           $   1.00         $   1.00
                                        -------             --------          --------           --------         --------
Income from investment operations:
  Net investment income....              0.0286               0.0285            0.0288             0.0297           0.0195
  Net gains on securities (both
    realized and unrealized)                 --                   --                --                 --               --
                                        -------             --------          --------           --------         --------

      Total from investment
        operations.........              0.0286               0.0285            0.0288             0.0297           0.0195
                                        -------             --------          --------           --------         --------
Less distributions
  Dividends (from  net  investment
    income)................             (0.0286)            (0.0285)          (0.0288)           (0.0297)         (0.0195)
  Distributions (from capital
    gains).................                  --                   --                --                 --               --
                                        -------             --------          --------           --------         --------
     Total distributions..              (0.0286)            (0.0285)          (0.0288)           (0.0297)         (0.0195)
                                                            --------          --------           --------         --------
Net asset value, end of period            $1.00            $    1.00           $   1.00           $   1.00         $   1.00
                                        =======            ==========          ========           ========         ========

Total return...............               2.97%                2.88%             2.92%              3.01%            1.97%
Ratios/Supplemental Data
  Net assets, end of period (000)      $147,633              $213,034          $201,940           $198,425         $182,480
  Ratios of expenses to average
    net assets.............             .89%(a)              .85%(a)           .84%(a)            .82%(a)          .77%(a)
  Ratios of net investment income
    to average net assets.....            2.86%                2.85%             2.88%              2.97%            1.95%



                                                                                                                 For the Period
                                                                                                                September 30, 1988
                                          For the          For the            For the           For the           (Commencement
                                        Year Ended        Year Ended         Year Ended        Year Ended        of Operations) to
                                      August 31, 1993   August 31, 1992   August 31, 1991    August 31, 1990      August 31, 1989
                                      ---------------   ---------------   ---------------    ---------------    -------------------

Net asset value,
    beginning of period....               $   1.00          $  1.00          $   1.00           $   1.00             $  1.00
                                          --------          -------          --------           --------             -------
Income from investment operations:
  Net investment income....                 0.0195           0.0287            0.0431             0.0522              0.0513
  Net gains on securities (both
    realized and unrealized)                    --               --                --                 --                  --
                                          --------          -------          --------           --------             -------

      Total from investment
        operations.........                 0.0195           0.0287            0.0431             0.0522              0.0513
                                          --------          -------          --------           --------             -------
Less distributions
  Dividends (from  net  investment
    income)................               (0.0195)         (0.0287)          (0.0431)           (0.0522)            (0.0513)
  Distributions (from capital
    gains).................                     --               --                --                 --                  --
                                          --------          -------          --------           --------             -------
      Total distributions..               (0.0195)         (0.0287)          (0.0431)           (0.0522)            (0.0513)
                                          --------          -------          --------           --------             -------

Net asset value, end of period            $   1.00         $   1.00          $   1.00           $   1.00             $  1.00
                                          ========         ========          ========           ========             =======

Total return...............                  1.96%            2.90%             4.40%              5.35%            5.72%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)         $215,577         $176,950          $215,140           $195,566             $85,806
  Ratios of expenses to average
    net assets.............                .77%(a)          .77%(a)           .74%(a)            .75%(a)           73%(a)(b)
  Ratios of net investment income
    to average net assets.....               1.95%            2.87%             4.31%              5.22%            5.70%(b)




(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.15%, 1.14%, 1.12%, 1.14%, 1.12%, 1.16%, 1.15%, 1.13% and 1.14% for
    the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992,
    1991 and 1990, respectively, and 1.27% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

The Bedford Family

              The RBB Fund, Inc. Financial Highlights (c)
                  (For a Share Outstanding Throughout Each Period)


                                                        Government Obligations Money Market Portfolio
                                      ---------------------------------------------------------------------------------------------




                                          For the           For the          For the             For the           For the
                                        Year Ended         Year Ended       Year Ended          Year Ended        Year Ended
                                      August 31, 1998   August 31, 1997   August 31, 1996     August 31, 1995   August 31, 1994
                                      ---------------   ---------------   ---------------     ---------------   ---------------

Net asset value,
    beginning of period......           $  1.00            $    1.00         $    1.00             $   1.00          $   1.00
                                        -------            ---------         ---------             --------          --------
Income from investment operations:
  Net investment income......            0.0463               0.0449            0.0458               0.0475            0.0270
  Net gains on securities (both
    realized and unrealized).                --                  --                --                   --                --
                                        -------            ---------         ---------             --------          --------

      Total from investment
        operations...........            0.0463               0.0449            0.0458               0.0475            0.0270
                                        -------            ---------         ---------             --------          --------
Less distributions
  Dividends (from  net  investment
    income)..................           (0.0463)            (0.0449)          (0.0458)             (0.0475)          (0.0270)
  Distributions (from capital
    gains)...................                --                   --                --                   --                --
                                        -------            ---------         ---------             --------          --------
      Total distributions....           (0.0463)            (0.0449)          (0.0458)             (0.0475)          (0.0270)
                                                          ---------         ---------             --------          --------

Net asset value, end of period          $  1.00           $    1.00         $    1.00            $    1.00         $    1.00
                                        =======           =========         =========            =========         =========


Total return.................             4.74%               4.59%             4.68%                4.86%             2.73%
Ratios/Supplemental Data
  Net assets, end of period (000)      $128,447            $209,715       $   192,599             $163,398          $166,418

  Ratios of expenses to average
    net assets...............           .975%(a)            .975%(a)          .975%(a)             .975%(a)          .975%(a)
  Ratios of net investment income to
    average net assets.......             4.63%                4.49%             4.58%                4.75%             2.70%




                                                                                                                 For the Period
                                                                                                               September 30, 1988
                                            For the           For the           For the          For the          (Commencement
                                           Year Ended        Year Ended        Year Ended      Year Ended       of Operations) to
                                         August 31, 1993   August 31, 1992   August 31, 1991   August 31, 1990   August 31, 1989
                                         ---------------   ---------------   ---------------   ---------------   ---------------

Net asset value,
    beginning of period......                $   1.00          $   1.00          $    1.00       $    1.00          $    1.00
                                             --------          --------          ---------       ---------          ---------
Income from investment operations:
  Net investment income......                  0.0231            0.0375             0.0604          0.0748             0.0725
  Net gains on securities (both
    realized and unrealized).                      --            0.0009                 --              --                 --
                                             --------          --------          ---------       ---------          ---------

      Total from investment
        operations...........                  0.0231            0.0384             0.0604          0.0748             0.0725
                                             --------          --------          ---------       ---------          ---------
Less distributions
  Dividends (from  net  investment
    income)..................                (0.0231)          (0.0375)           (0.0604)        (0.0748)           (0.0725)
  Distributions (from capital
    gains)...................                      --          (0.0009)                 --              --                 --
                                             --------          --------          ---------       ---------          ---------
      Total distributions....                (0.0231)          (0.0384)           (0.0604)        (0.0748)           (0.0725)
                                             --------          --------          ---------       ---------          ---------

Net asset value, end of period              $    1.00         $    1.00          $    1.00       $    1.00          $    1.00
                                            =========         =========          =========       =========          =========


Total return.................                   2.33%             3.91%              6.21%           7.74%           8.64%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)            $213,741           $225,101          $368,899        $209,378           $ 66,281

  Ratios of expenses to average
    net assets...............                .975%(a)          .975%(a)            .95%(a)         .95%(a)         .96%(a)(b)
  Ratios of net investment income to
    average net assets.......                   2.31%             3.75%              6.04%           7.48%           8.34%(b)




(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.10%, 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17%
    for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993,1992,
    1991 and 1990, respectively, and 1.40% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

                             Money Market Portfolio

         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

          U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.


                        MUNICIPAL MONEY MARKET PORTFOLIO

         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.

         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

          WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies -- Money Market Portfolio -- When-Issued Securities."

          STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies -- Money Market Portfolio -- Stand-By Commitments."

         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.


                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

         Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Repurchase Agreements."

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions and to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Reverse Repurchase Agreements."

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset Backed Securities."

         LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                  The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less

("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

          MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio -- Municipal Obligations."

          Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

          Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

          TAX-EXEMPT DERIVATIVE SECURITIES. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

          WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

          STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

          TAXABLE INVESTMENTS. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investor Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

          ELIGIBLE SECURITIES. The New York Municipal Money Market Portfolio will only purchase "eligible securities." For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

          SPECIAL CONSIDERATIONS. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


          The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


          Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debit obligations of New York State and New York City on Credit Watch with positive implications and to update the debit obligations of New York City, respectively.

Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

          ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.




         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.




INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------

         The Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         The Money Market and Municipal Money Market Portfolios may not:

               1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

               1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

               2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

               1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating

Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
(ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

               2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

               3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:

               1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

               In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

         The Government Obligations Money Market Portfolio may not:

               1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

               2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

         The New York Municipal Money Market Portfolio may not:

               Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Obligations.

               In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

               So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

               The New York Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

               Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

         GENERAL. Bedford Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania. Investors may purchase Bedford Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Bedford Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

         A broker may offer investors maintaining Accounts the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Bedford Class designated by the investor as the "Primary Bedford Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Bedford Class at any time by so instructing his broker.

         If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments at any time in any Bedford Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Bedford Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Bedford Family" to the Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Bedford Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

          B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM:  (name of investor)
                  ACCOUNT NUMBER:  (investor's account number with the
                                    Portfolio)
                  FOR PURCHASE OF:  (name of the Portfolio)
                  AMOUNT:  (amount to be invested)

          C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Bedford Shares through an Account may redeem Bedford Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Bedford Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to The Bedford Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities

Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by call (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100: however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
-------------------------------------------------------------------------------

         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. Each of the Bedford Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.


INVESTMENT ADVISER


         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB, with respect to the Money Market and Government Obligations Money Market Portfolios, respectively, provide for BIMC to also assist generally in supervising the operations of such Portfolios, and to maintain such Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC as described below.

         For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

         For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .35% of the first $250 million;
 .30% of the next $250 million; and .25% of net assets in excess of $500 million.

         BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

         For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Money Market Portfolio, .08% of the average net assets of the Municipal Money Market Portfolio and .30% of the average net assets of the Government Obligations Money Market Portfolio. For that same year, BIMC waived approximately .13%, .26% and
 .12% of average net assets of the Money Market Portfolio, Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio, respectively.

         PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR

         PFPC serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


DISTRIBUTOR


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as Distributor of the Shares of each of the Bedford Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


EXPENSES

         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Bedford Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if they receive different services.

         The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

         For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.10% of the average net assets with respect to the Bedford Class of the Money Market Portfolio (not taking into account waivers of .13%), were 1.15% of the average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers of .26%) and were 1.10% of the average net assets with respect to the Bedford Class of the Government Obligations Money Market Portfolio (not taking into account waivers of .125%).

DISTRIBUTION OF SHARES
-------------------------------------------------------------------------------

         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of
 .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Bedford Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Bedford Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
-------------------------------------------------------------------------------

         Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of each Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

         Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
-------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).


         The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD CLASSES OF THESE PORTFOLIOS.

         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.


OTHER INFORMATION
-------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

      ESTABLISHED 1832


           JMS, INC.


PROSPECTUS
THE JANNEY
MONTGOMERY SCOTT
MONEY FUNDS


MONEY MARKET PORTFOLIO
________________________________


MUNICIPAL
MONEY MARKET PORTFOLIO
________________________________


GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO
________________________________


NEW YORK MUNICIPAL
MONEY MARKET PORTFOLIO
________________________________




DECEMBER 29, 1998



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON HAS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                   TABLE OF CONTENTS


                                               PAGE
FINANCIAL HIGHLIGHTS............................. 5
INVESTMENT OBJECTIVES AND POLICIES...............10
YEAR 2000........................................19
INVESTMENT LIMITATIONS...........................19
PURCHASE AND REDEMPTION OF SHARES................22
NET ASSET VALUE..................................25
MANAGEMENT.......................................25
DISTRIBUTION OF SHARES...........................28
DIVIDENDS AND DISTRIBUTIONS......................29
TAXES............................................29
DESCRIPTION OF SHARES............................30
OTHER INFORMATION................................32


INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania


CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                              OF THE RBB FUND, INC.



         The Janney Montgomery Scott Money Funds consists of four classes of common stock (collectively, the "Janney Classes") of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the classes (collectively, the "Janney Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio,
and  a  New  York   municipal   money  market   portfolio   (collectively,   the
"Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:


         MONEY MARKET PORTFOLIO - to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         MUNICIPAL MONEY MARKET PORTFOLIO - to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO - to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO - to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from the regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks. The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         An investor may purchase and redeem Shares of any of the Janney Classes through Janney Montgomery Scott ("JMS"). See "Purchase and Redemption of Shares."


          BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800)430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

FEE TABLE

ANNUAL FUND OPERATING EXPENSES (JANNEY SHARES)

         The Fee Table below contains a summary of the annual operating expenses of the Janney Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.



                                                                           Government            New York
                                                          Municipal        Obligations           Municipal
                                        Money Market      Money Market     Money Market         Money Market
                                          PORTFOLIO        PORTFOLIO         PORTFOLIO           PORTFOLIO
                                       -------------     ------------      -------------       ------------


Management Fees (after waivers)(1)
12b-1 Fees(1)....................            .24%             .08%                .30%               .05%
Other Expenses (after                        .60              .58                 .57                .56
  waivers)(1)....................
Total Fund Operating                         .16              .20                 .13                .19
  Expenses (Janney
  Classes) (after
  waivers and
  reimbursements)(1).............           1.00%             .86%               1.00%               .80%
                                            =====             ====               =====               ====




(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .36%, .34%, .44%, and .35%, respectively; Other Expenses would be .25%, .24%, .21%, and .29%, respectively; and Total Fund Operating Expenses would be 1.21%, 1.16%, 1.23%, and 1.20%, respectively.

EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:




                                                                 1 YEAR     3 YEARS       5 YEARS      10 YEARS
                                                                 ------     -------       -------      --------

Money Market*.................................................    $10          $32          $55          $122
Municipal Money Market*.......................................    $ 9          $27          $48          $106
Government Obligations Money Market*..........................    $10          $32          $55          $122
New York Municipal Money Market*..............................    $ 8          $26          $44          $ 99

*Other classes of these Portfolios are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Janney Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Janney Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "total return", "yield", and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

         The Total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Janney Classes will fluctuate and is not necessarily representative of future results. Any fees charged by JMS directly to their customers in connection with investments in the Janney Classes are not reflected in the total return and yields of the Janney Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Janney Classes may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Janney Classes representing interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1995 through 1998 are part of the Fund's financial statements for each of the Portfolios, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data should be read in conjunction with such financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Annual Report to Shareholders and the Statement of Additional Information may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                             MONEY MARKET PORTFOLIO

                            FINANCIAL HIGHLIGHTS (C)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                          FOR THE PERIOD
                                                                                                           JUNE 12, 1995
                                                   FOR THE            FOR THE            FOR THE         (COMMENCEMENT OF
                                                 YEAR ENDED         YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                                               AUGUST 31, 1998    AUGUST 31, 1997    AUGUST 31, 1996      AUGUST 31, 1995
                                               ---------------    ---------------    ---------------      ---------------


Net asset value, beginning of period.......       $   1.00             $1.00              $1.00                $1.00
                                                                       -----              -----                -----

Income from investment operations:
  Net investment income..................           0.0469            0.0459              0.0465              0.0112
                                                  --------            ------              ------              ------

         Total from investment
           operations....................           0.0469            0.0459              0.0465              0.0112
                                                  --------            ------              ------              ------

Less distributions
  Dividends (from net investment
    income)..............................         (0.0469)           (0.0459)            (0.0465)            (0.0112)
                                                  --------           --------            --------            --------

         Total distributions.............         (0.0469)           (0.0459)            (0.0465)            (0.0112)
                                                  --------           --------            --------            --------

Net asset value, end of period.............       $   1.00             $1.00              $1.00                $1.00
                                                  ========             =====              =====                =====

Total Return.............................            4.81%             4.69%              4.76%              5.30%(b)

Ratios/Supplemental Data
  Net assets, end of period (000)..........       $904,526          $736,855            $561,865            $443,645

  Ratios of expenses to average
    net assets...........................         1.00%(a)          1.00%(a)            1.00%(a)           1.00%(a)(b)

  Ratios of net investment income to
    average net assets...................            4.69%             4.59%              4.65%              5.04%(b)



(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.21%, 1.22%, 1.23%, and 1.23% for the years ended August 31, 1998, 1997 and 1996 and the period ended August 31, 1995, respectively.


(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Money Market Portfolio.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                        MUNICIPAL MONEY MARKET PORTFOLIO

                            FINANCIAL HIGHLIGHTS (C)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                          FOR THE PERIOD
                                                                                                           JUNE 12, 1995
                                                   FOR THE            FOR THE            FOR THE         (COMMENCEMENT OF
                                                 YEAR ENDED         YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                                               AUGUST 31, 1998    AUGUST 31, 1997    AUGUST 31, 1996      AUGUST 31, 1995
                                               ---------------    ---------------    ---------------      ---------------


Net asset value, beginning of period.......       $   1.00             $1.00              $1.00                $1.00
                                                  --------             -----              -----                -----

Income from investment operations:
  Net investment income..................           0.0290            0.0285              0.0278              0.0063
                                                  --------            ------              ------              ------

         Total from investment
           operations....................           0.0290            0.0285              0.0278              0.0063
                                                  --------            ------              ------              ------

Less distributions
  Dividends (from net investment
    income)..............................          (0.0290)          (0.0285)            (0.0278)            (0.0063)
                                                  --------           --------            --------            --------

         Total distributions.............          (0.0290)          (0.0285)            (0.0278)            (0.0063)
                                                  --------           --------            --------            --------

Net asset value, end of period.............       $   1.00             $1.00              $1.00                $1.00
                                                  ========             =====              =====                =====

Total Return.............................            2.94%             2.89%              2.81%              2.87%(b)

Ratios/Supplemental Data
  Net assets, end of period (000)..........        $97,445          $108,826            $89,428             $113,256

  Ratios of expenses to average
    net assets...........................         0.86%(a)          0.85%(a)            0.94%(a)           1.00%(a)(b)

  Ratios of net investment income to
    average net assets...................            2.90%             2.85%              2.78%              2.83%(b)



(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.16%, 1.13%, 1.23%, and 1.30%, for the years ended August 31, 1998, 1997 and 1996 and the period ended August 31, 1995, respectively.


(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Municipal Money Market Portfolio.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                            FINANCIAL HIGHLIGHTS (C)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                          FOR THE PERIOD
                                                                                                           JUNE 12, 1995
                                                   FOR THE            FOR THE            FOR THE         (COMMENCEMENT OF
                                                 YEAR ENDED         YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                                               AUGUST 31, 1998    AUGUST 31, 1997    AUGUST 31, 1996      AUGUST 31, 1995
                                               ---------------    ---------------    ---------------      ---------------


Net asset value, beginning of period.......       $   1.00             $1.00              $1.00                $1.00
                                                  --------             -----              -----                -----

Income from investment operations:
  Net investment income..................           0.0460            0.0447              0.0456              0.0109
                                                  --------            ------              ------              ------

         Total from investment
           operations....................           0.0460            0.0447              0.0456              0.0109
                                                  --------            ------              ------              ------

Less distributions
  Dividends (from net investment
    income)..............................         (0.0460)           (0.0447)            (0.0456)            (0.0109)
                                                  --------           --------            --------            --------

         Total distributions.............         (0.0460)           (0.0447)            (0.0456)            (0.0109)
                                                  --------           --------            --------            --------

Net asset value, end of period...........         $   1.00             $1.00              $1.00                $1.00
                                                  ========             =====              =====                =====

Total Return.............................            4.71%             4.56%              4.66%              5.03%(b)

Ratios/Supplemental Data
  Net assets, end of period (000)........         $379,065           $352,950            $306,757            $302,585

  Ratios of expenses to average
    net assets...........................         1.00%(a)          1.00%(a)            1.00%(a)           1.00%(a)(b)

  Ratios of net investment income to
    average net assets...................            4.60%             4.47%              4.56%              4.91%(b)


(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.23%, 1.23%, 1.25%, and 1.28%, for the years ended August 31, 1998, 1997 and 1996 and the period ended August 31, 1995, respectively.


(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Government Obligations Money Market Portfolio.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                            FINANCIAL HIGHLIGHTS (C)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                          FOR THE PERIOD
                                                                                                           JUNE 9, 1995
                                                   FOR THE            FOR THE            FOR THE         (COMMENCEMENT OF
                                                 YEAR ENDED         YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                                               AUGUST 31, 1998    AUGUST 31, 1997    AUGUST 31, 1996      AUGUST 31, 1995
                                               ---------------    ---------------    ---------------      ---------------


Net asset value, beginning of period.....          $  1.00             $1.00              $1.00                $1.00
                                                   -------             -----              -----                -----

Income from investment operations:
  Net investment income..................           0.0273            0.0276              0.0262              0.0062
                                                    ------            ------              ------              ------

         Total from investment
           operations....................           0.0273            0.0276              0.0262              0.0062
                                                    ------            ------              ------              ------

Less distributions
  Dividends (from net investment
    income)..............................         (0.0273)           (0.0276)            (0.0262)            (0.0062)
                                                  --------           --------            --------            --------

         Total distributions.............         (0.0273)           (0.0276)            (0.0262)            (0.0062)
                                                  --------           --------            --------            --------

Net asset value, end of period...........            $1.00             $1.00              $1.00                $1.00
                                                  ========             =====              =====                =====
Total Return.............................            2.77%             2.80%              2.65%              2.72%(b)

Ratios/Supplemental Data
  Net assets, end of period (000)........          $31,055           $30,442            $20,032              $14,671

  Ratios of expenses to average
    net assets...........................         0.80%(a)          0.80%(a)           0.93%(a)            1.00%(a)(b)

  Ratios of net investment income to
    average net assets...................            2.73%             2.76%              2.62%              2.68%(b)



(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the New York Municipal Money Market Portfolio would have been 1.20%, 1.13%, 1.25%, and 1.28%, for the years ended August 31, 1998, 1997 and 1996 and the period ended August 31, 1995, respectively.


(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the New York Municipal Money Market Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

        The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities". There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


         COMMERCIAL PAPER. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate.

Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P"), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                        MUNICIPAL MONEY MARKET PORTFOLIO


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods, or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities " and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

         Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions and to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."


         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies--Money Market Portfolio--Asset-Backed Securities."


         LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

         The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term obligations"). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

         Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

         Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a more complete description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

         TAXABLE INVESTMENTS. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

         ELIGIBLE SECURITIES. The New York Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         SPECIAL CONSIDERATIONS. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio would be mitigated by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.

         The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


         Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. Although, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New

York City have been downgraded by S&P and Moody's. In recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on creditwatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities " and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.




         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.




INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         The Money Market and Municipal Money Market Portfolios may not:

                     1. Purchase securities of any one issuer, other than
            securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

                     1. Purchase any securities other than Money Market
            Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                     2. Purchase any securities which would cause, at the time
            of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of itstotal assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

                     1. The Money Market Portfolio will limit its purchases of
            the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier

            Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
            (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with
            (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                     2. The Money Market Portfolio will limit its purchases of
            Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                     3. The Money Market Portfolio will limit its purchases of
            Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:

                     1. Purchase any securities which would cause more than 25%
            of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

         In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

         The Government Obligations Money Market Portfolio may not:

                     1. Purchase securities other than U.S. Treasury bills,
            notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

                     2. Make loans except that the Portfolio may purchase or
            hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

         The New York Municipal Money Market Portfolio may not:

                     1. Purchase any securities which would cause 25% or more
            of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

         In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

         GENERAL. Janney Shares are sold without a sales load on a continuous basis. Investors may purchase Janney Shares through an account maintained by the investor with JMS ("the Account"). The Fund in its sole discretion may accept or reject any order for purchases of Janney Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. JMS is responsible for the prompt transmission of the order to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order from JMS and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by JMS. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with JMS through procedures established in connection with the requirements of Accounts at JMS. In such event, beneficial ownership of Janney Shares will be recorded by JMS and will be reflected in the Account statements provided by JMS to such investors. JMS may impose minimum investment Account requirements. Although JMS does not impose a sales charge for purchases of Janney Shares, depending on the terms of an investor's Account with JMS, JMS may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from JMS, and this Prospectus should be read in conjunction with any information received from JMS.

         JMS may offer investors the ability to purchase Janney Shares under an automatic purchase program (a "Purchase Program") established by it. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account with JMS automatically invested in Shares of Janney Class designated by the investor as the "Primary Janney Class" for his Purchase Program. The frequency of investments and the minimum investment requirement may be established by JMS and the Fund. In addition, JMS may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular JMS's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to JMS. A participant in a Purchase Program may change the designation of the Primary Janney Class at any time by so instructing JMS.

         If JMS makes special arrangements under which orders for Janney Shares are received by PFPC prior to 12:00 noon Eastern Time, and the JMS guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Janney Shares through an Account may redeem Janney Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting JMS. It is the responsibility of JMS to transmit purchase and redemption orders to PFPC and credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon

Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         JMS will also redeem each day a sufficient number of Shares of the Primary Janney Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Janney Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         JMS reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         REDEMPTION BY CHECK. The Fund provides investors with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to JMS. JMS will then arrange for the checks to be honored by PNC Bank. Investors who own Janney Shares through an Account should contact JMS for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.


         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Janney Class involuntarily, on thirty days' notice, if such account falls below $500 and during such thirty day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. Each of the Janney Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

INVESTMENT ADVISER


         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. the agreements between BIMC and RBB, with respect to the money market and government obligations money market portfolios, respectively, provide for BIMC to also assist generally in supervising the operations of such portfolios, and to maintain such portfolios' financial accounts and records. these administrative responsibilities have been delegated to PFPC, as described below.

         For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

         For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million.

         BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

         For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Money Market Portfolio, .08% of the average net assets of the Municipal Money Market Portfolio, .30% of the average net assets of the Government Obligations Money Market Portfolio and .05% of the average net assets of the New York Municipal Money Market Portfolio. For that same year, BIMC waived approximately .13%,
 .26%, .14%, and .30% of the average net assets of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio, respectively.



         PNC Bank was formerly sub-adviser to the money market, municipal money market and government obligations portfolios and provided research, credit analysis and recommendations with respect to each such portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to bimc and in return, BIMC'S obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from bimc an amount equal to 75% of the investment advisory fee paid by each such portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such portfolios to BIMC. The services provided by BIMC and the fees payable by the portfolio for these services are described further in the statement of additional information under "Management of the Company."

ADMINISTRATOR


         PFPC serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR


         Provident Distributors, Inc. (the "Distributor"), with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania, 19428, acts as distributor of the Shares of each of the Janney Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement).


EXPENSES

         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Janney Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Janney Classes or if they receive different services.

         The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.


         For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.21% of the average net assets with respect to the Janney Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .27%), 1.16% of the average net assets with respect to the Janney Class of the Municipal Money Market Portfolio (not taking into account waivers and reimbursements of .30%), 1.23% of the average net assets with respect to the Janney Class of the Government Obligations Money Market Portfolio

(not taking into account waivers and reimbursements of .23%) and 1.20% of the average net assets with respect to the Janney Class of the New York Municipal Money Market Portfolios (not taking into account waivers and reimbursements of
 .40%).



DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Janney Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Janney Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Janney Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the relevant Plan, the Distributor may re-allocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Janney Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Janney Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------


         Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

         Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York

State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE JANNEY CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE JANNEY CLASSES OF THESE PORTFOLIOS.

         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of November 16, 1998, to the Fund's knowledge, no person held of record beneficially 25% or more of the outstanding shares of all of the classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103-1675; toll free 1-800-JANNEYS.

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             -----------------------

                                    CONTENTS

                                                    PAGE



INTRODUCTION....................................... 3
INVESTMENT OBJECTIVE AND POLICIES.................. 5
INVESTMENT LIMITATIONS............................. 9
YEAR 2000.......................................... 9
PURCHASE AND REDEMPTION OF SHARES..................11
NET ASSET VALUE....................................13
MANAGEMENT.........................................14
DIVIDENDS AND DISTRIBUTIONS........................16
TAXES..............................................17
DESCRIPTION OF SHARES..............................18
OTHER INFORMATION..................................19




INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================


                                   RBB SELECT


                             MONEY MARKET PORTFOLIO






                             PROSPECTUS AND SUMMARY
                        DESCRIPTION FOR THE SELECT SHARES
                          OF THE MONEY MARKET PORTFOLIO




                                                               December 29, 1998



================================================================================

                                       RBB
                          SELECT MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

         The Select Class consists of one class of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares offered by this Prospectus ("Select Shares" or "Shares") represent interests in the Fund's Money Market Portfolio.

         The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.


         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.


         Select Shares are sold by the Fund's distributor to investment advisers maintaining accounts with PNC Bank or its affiliates. Select Shares will also be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts with PNC Bank or its affiliates, and who have authorized PNC Bank or its affiliates to invest their assets in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although PNC Bank or its affiliates may charge their customers in connection with the management of their accounts.



         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling the Fund at 1-800-430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related material on the SEC Internet Website (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen investment portfolios. Shares of the Select Class ("Select Class" or "Class") of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").


         The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

         The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.


         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements; the purchase of asset-backed securities; the purchase of securities on a "when-issued" or "forward commitment" basis; the purchase of stand-by commitments; and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."


         For detailed information of how to purchase or redeem Select Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."


FEE TABLE

         The following table illustrates the estimated annual operating expenses for Select Shares of the Portfolio (after expected fee waivers and expense reimbursements) for the current fiscal period. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (SELECT SHARES)                      MONEY MARKET
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS                           PORTFOLIO

Management Fees (after waivers)(1)...................................   .22%
Other Expenses.......................................................   .05%
                                                                        ---
Total Fund Operating Expenses
(after waivers)(1)...................................................   .27%
                                                                        ====

(1) Management Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers, Management Fees would be .37% and Total Fund Operating Expenses would be .42%.

EXAMPLE*

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 YEAR        3 YEARS
                                                           ------        -------
                  Money Market Portfolio*                    $3            $9

*Other classes of this Portfolio are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in Select Shares of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser" below.) The figure shown in the Fee Table for "Management Fees" is based on actual fees incurred by the Portfolio during its last fiscal year. "Other Expenses" is estimated for the current fiscal year. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.


         From time to time the Portfolio may advertise the "total return", "yield" and "effective yield" of its Select Shares. TOTAL RETURN AND YIELD FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND WILL NOT BE INDICATIVE OF FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in Select Shares of the Portfolio over a seven-day period (which period shall be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Select Shares of the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by PNC Bank or its affiliates directly to their customers in connection with their investment accounts will not be reflected in the total return and yields on the Portfolio's Shares, and such fees, if charged, will reduce the actual return received by customers on their investments. The total return and yield on Shares of the Select Class may differ from total return and total return and yields on shares of other classes of the Portfolio depending on the allocation of expenses to each of the classes of the Portfolio.



INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.


         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is a U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued and guaranteed by U.S. Government Agencies and instrumentalities or issued by private companies. Asset backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.


         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."


         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated (or whose issuer or, in certain cases, guarantor, is rated) at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated (or whose issuer or, in certain cases, guarantor, is rated) at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities (including guarantees) that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies - Illiquid Securities" in the Statement of Additional Information.

         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.





INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Money Market Portfolio may not:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.


                  2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                  3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

                  4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a shareholder vote.

                  1. The Portfolio will limit its purchases of the securities (other than securities with certain types of guarantees) of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" generally include eligible securities that (i) if rated (or guaranteed by a person which has been rated) by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated (or guaranteed by a person which has been rated) by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above (or have a guarantee which satisfies this standard), or (iv) are Unrated Securities that are determined to be of comparable quality to such securities (or have a guarantee which satisfies this standard). The Portfolio's compliance with this diversification requirement is deemed to be compliance with the fundamental diversification limit in paragraph 4 above.

                  2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

         GENERAL. Select Shares are sold without a sales load on a continuous basis. The minimum initial investment by an investor is $200 million. The Fund reserves the right to waive this minimum investment requirement in its sole discretion. There is no minimum subsequent investment. The Fund in its sole discretion may accept or reject any order for purchases of Select Shares.

         Investors may purchase Select Shares through an account maintained by the investor with PNC Bank or its affiliates ("the Account"). All payments for initial and subsequent investments should be in U.S. dollars. PNC Bank or its affiliates are responsible for the prompt transmission of its customers' orders to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order from PNC Bank or its affiliates and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by PNC Bank or its affiliates. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Select Shares may be effected through an investor's Account with PNC Bank or its affiliates through procedures established in connection with the requirements of Accounts at PNC Bank or its affiliates. In such event, beneficial ownership of Shares will be recorded by PNC Bank or its affiliates and will be reflected in the Account statements provided by PNC Bank or its affiliates to such investors. PNC Bank or its affiliates may impose minimum investment Account requirements. Although PNC Bank or its affiliates do not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with PNC Bank or its affiliates, PNC Bank or its affiliates may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from PNC Bank or its affiliates, and this Prospectus should be read in conjunction with any information received from PNC Bank or its affiliates.

         PNC Bank or its affiliates may offer investors the ability to purchase Select Shares under an automatic purchase program (a "Purchase Program") established by PNC Bank or its affiliates. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account with PNC Bank or its affiliates automatically invested in Shares of the Portfolio. The frequency of investments and the minimum investment requirement may be established by PNC Bank or its affiliates and the Fund. In addition, PNC Bank or its affiliates may require a minimum amount of cash and/or securities to be deposited in an Account for participants in the Purchase Program. The description of the Purchase Program should be read for details, and any inquiries concerning an Account or a Purchase Program should be directed to PNC Bank or its affiliates.

         If PNC Bank or its affiliates makes special arrangements under which orders for Select Shares are received by PFPC prior to 12:00 noon Eastern Time, and PNC Bank or its affiliates guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Select Shares through an Account may redeem Select Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting PNC Bank or its affiliates. It is the responsibility of PNC Bank or its affiliates to transmit purchase and redemption orders to PFPC and credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         PNC Bank or its affiliates will also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         PNC Bank or its affiliates reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Select Class involuntarily, on thirty days' notice, if such account falls below $500 million and during such thirty day notice period the amount invested in such account is not increased to at least $500 million. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of the Select Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Portfolio is calculated independently of each other class.

         The Fund seeks to maintain a net asset value of $1.00 per Share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


         The business and affairs of the Fund and each of its investment portfolios are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The Select Class represents interests in the Money Market Portfolio.


INVESTMENT ADVISER



         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolio, BIMC manages such Portfolio and is responsible for all purchases and sales of Portfolio securities. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares by the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB, with respect to the Money Market Portfolio, provides for BIMC to also assist generally in supervising the operations of the Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

         For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of the average daily net assets of such Portfolio in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

         For the period ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Portfolio. For the same period, BIMC waived fees of approximately .13% of the average net assets of the Portfolio.


         PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

ADMINISTRATOR


         Pursuant to its advisory agreement with the Fund, BIMC provides administrative services to the Portfolio, and is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


DISTRIBUTOR


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as Distributor for the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

         The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Select Class of the Portfolio may pay a different share than other classes of the Portfolio of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Select Class.

         The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it be reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. The assumption of expenses by the investment adviser will have the effect of lowering the Portfolio's expense ratio and of increasing its yield to investors.

BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, BIMC and PFPC are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


         Should future legislative, judicial or administrative action prohibit or restrict the activities of banks in connection with the provision of support services to their customers, the Fund might be required to alter materially or cause the Fund to discontinue its arrangements with banks generally and change its method of operations with respect to the Select Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Select Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------


         Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------



         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).



         The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within the Portfolio vary based upon the services provided, which may affect performance. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in the Portfolio. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE EXCLUSIVELY TO THE SELECT CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SELECT SHARES OF THE PORTFOLIO.

         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholders may direct inquiries to the Fund's transfer agent, 400 Bellevue Parkway, Wilmington, DE 19809, or call 1-800-430-9618.

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                   ------------------------------


                             CONTENTS
                                                       Page
                                                       ----
INTRODUCTION............................................ 3
FINANCIAL HIGHLIGHTS.................................... 5
INVESTMENT OBJECTIVE AND POLICIES....................... 7
YEAR 2000...............................................10
INVESTMENT LIMITATIONS..................................10
PURCHASE AND REDEMPTION OF SHARES.......................12
NET ASSET VALUE.........................................16
DISTRIBUTION OF SHARES..................................17
SHAREHOLDER SERVICING...................................17
MANAGEMENT..............................................18
DIVIDENDS AND DISTRIBUTIONS.............................21
TAXES...................................................21
DESCRIPTION OF SHARES...................................21
OTHER INFORMATION.......................................22

Investment Adviser
BlackRock Institutional Management Corporation
Wilmington, Delaware

Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania


Custodian
PNC Bank, National Association
Philadelphia, Pennsylvania

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Counsel
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================

                                   ROBERTSON
                                    STEPHENS
                             Money Market Portfolio



                             Prospectus and Summary
                    Description for the Sansom Street Shares
                          of the Money Market Portfolio



                                December 29, 1998








================================================================================

                             MONEY MARKET PORTFOLIO
                                       of
                               THE RBB FUND, INC.


     The Sansom Street Family consists of three classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of one such class are offered by this Prospectus and represent interests in the Fund's Money Market Portfolio.


     The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PNC Bank National Association serves as custodian for the Fund and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.


     Sansom Street Shares are sold by the Fund's distributor to customers maintaining accounts with banks affiliated with PNC Bank Corp. (the "Banks"). Sansom Street Shares will be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts (such as custody, trust or escrow accounts) with the Banks, and who have authorized the Banks to invest in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although the Banks may receive compensation from the Fund for services provided in connection with the purchase or redemption of shares. See "Shareholder Servicing." Sansom Street Shares are also sold through any broker that has entered into a dealer agreement with the Fund's distributor.


     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling the Fund at (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related material on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------




PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen investment portfolios. Shares ("Sansom Street Shares" or "Shares") of the Sansom Street Class ("Sansom Street Class" or "Class") of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").


     The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.


     The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.

     An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of asset-backed securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."


     For detailed information of how to purchase or redeem Sansom Street Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE


     The Fee Table below contains a summary of annual operating expenses incurred by the Sansom Street Class of the Money Market Portfolio after fee waivers and expense reimbursements for the fiscal year ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also shown.



Annual Fund Operating Expenses (Sansom Street Class) as a percentage of average daily net assets


                                                                                        Money Market
                                                                                          Portfolio
                                                                                        ------------

Management Fees (after waivers)(1)..............................................             .24%
12b-1 Fees(1) ..................................................................             .05%
Other Expenses..................................................................             .20%
                                                                                             ----
Total Fund Operating Expenses (Sansom Street Class)
(after waivers)(1)..............................................................             .49%
                                                                                             ====


(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Management Fees would be .37% and Total Fund Operating Expenses would be .62%.



Example

An   investor would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period:


                                            1 Year       3 Years     5 Years     10 Years
                                            ------       -------     -------     --------
Money Market Portfolio*...............        $5           $16         $27          $62


*  Other Classes of this Portfolio are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Sansom Street Class of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser," "Distribution of Shares" and "Shareholder Servicing" below.) Expense figures are based on actual costs and fees incurred by the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Class. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time the Portfolio advertises its "total return, "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period shall be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The total return and yield on Shares of the Sansom Street Class will fluctuate and is not necessarily representative of future results. Any fees charged by the Banks or broker-dealers directly to their customers in connection with investments in the Portfolio are not reflected in the total return and yields on the Portfolio's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. The total return and yield on Shares of the Sansom Street Class may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The table below sets forth certain information concerning the investment results of the Sansom Street Class for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998, are a part of the Fund's financial statements for the Portfolio which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for such Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data included in this table should be read in conjunction with the financial statement and related notes. Further information about the Portfolio is available in the Fund's Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of this Prospectus.

    Sansom Street Class

                               THE RBB FUND, INC.

     Financial Highlights (c)
         (For a Share Outstanding Throughout each Period)




                                                               ---------------------------------------------------------------------


                                                                   For the           For the           For the           For the
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                               August 31, 1998   August 31, 1997   August 31, 1996   August 31, 1995
                                                               ---------------------------------------------------------------------
Net asset value, beginning of period..............                $   1.00          $  1.00           $  1.00           $  1.00
                                                                  --------          -------            ------            ------
Income from investment operations:
  Net investment income...........................                  0.0520           0.0510            0.0518            0.0543
  Net gains on securities (both realized and
    unrealized)...................................                      --               --                --                --
                                                                  --------          -------           -------           -------
      Total from investment operations............                  0.0520           0.0510            0.0518            0.0543
                                                                  --------          -------           -------           -------
Less distributions
  Dividends (from net investment income)..........                (0.0520)          (0.0510)          (0.0518)         (0.0543)
Distributions (from capital gains)................                      --               --                --               --
                                                                  --------          -------           -------          -------
Total distributions...............................                (0.0520)          (0.0510)          (0.0518)         (0.0543)
                                                                  --------          -------           -------          -------
Net asset value, end of period....................                $   1.00          $  1.00           $  1.00          $  1.00
                                                                  --------          =======           =======          =======
Total return......................................                    5.34%             5.22%             5.30%            5.57%
Ratios/Supplemental Data
  Net assets, end of period (000).................                $684,066         $570,018          $524,359         $441,614
  Ratios of expenses to average net assets........                     .49%(a)          .49%(a)           .48%(a)          .39%(a)
  Ratios of net investment income to average net
    assets........................................                    5.20%            5.10%             5.18%            5.43%





                                                    Money Market Portfolio
                                                    ---------------------------------------------------------------------------


                                                            For the           For the           For the           For the
                                                          Year Ended        Year Ended        Year Ended        Year Ended
                                                        August 31, 1994   August 31, 1993   August 31, 1992   August 31, 1991
                                                    ---------------------------------------------------------------------------
Net asset value, beginning of period..............         $   1.00          $  1.00            $  1.00           $  1.00
                                                            -------           ------            -------           -------
Income from investment operations:
  Net investment income...........................           0.0334           0.0304             0.0435            0.0684
  Net gains on securities (both realized and
    unrealized)...................................               --               --             0.0007                --
                                                            -------          -------            -------           -------
      Total from investment operations.. .........           0.0334           0.0304             0.0442            0.0684
                                                            -------          -------            -------           -------
Less distributions
  Dividends (from net investment income)..........          (0.0334)         (0.0304)           (0.0435)          (0.0684)
Distributions (from capital gains)................               --               --            (0.0007)               --
                                                            -------          -------            -------           -------
 Total distributions..............................          (0.0334)         (0.0304)           (0.0442)          (0.0684)
                                                            -------          -------            -------           -------
Net asset value, end of period....................          $  1.00          $  1.00            $  1.00           $  1.00
                                                            =======          =======            =======           =======
Total return......................................             3.39%            3.08%              4.51%             7.06%
Ratios/Supplemental Data
  Net assets, end of period (000).................         $373,745         $190,794           $228,079          $138,418
  Ratios of expenses to average net ...assets                   .39%(a)          .34%(a)            .35%(a)           .37%(a)
  Ratios of net investment income to average net
    assets........................................             3.34%            3.04%              4.35%             6.84%




                                                    ----------------------------------------
                                                                           For the Period
                                                                         September 30, 1988
                                                         For the          (Commencement of
                                                       Year Ended           Operations) to
                                                     August 31, 1990       August 31, 1989
                                                    ----------------------------------------
Net asset value, beginning of period..............       $  1.00               $  1.00
                                                         -------               -------
Income from investment operations:
  Net investment income...........................        0.0810                0.0818
  Net gains on securities (both realized and
    unrealized)...................................            --                    --
                                                         -------               -------
      Total from investment operations............        0.0810                0.0818
                                                         -------               -------
Less distributions
  Dividends (from net investment income)..........       (0.0810)              (0.0818)
Distributions (from capital gains)................            --                    --
                                                         -------               -------
Total distributions...............................       (0.0810)              (0.0818)
                                                         -------              --------
Net asset value, end of period....................       $  1.00               $  1.00
                                                         =======               =======
Total return......................................          8.40%                 9.25%(b)
Ratios/Supplemental Data
  Net assets, end of period (000).................      $106,743               $79,656
  Ratios of expenses to average net assets........           .47%(a)               .50%(a)(b)
  Ratios of net investment income to average net
    assets........................................          8.10%                 9.04%(b)



(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .62%, .64%, .65%,
     .59%, .60%, .60%, .61%, .61% and .73% for the years ended August 31, 1998,
     1997, 1996, 1995, 1994, 1993, 1992, 1991, and 1990, respectively, and .83%
     (annualized) for the period ended August 31, 1989.


(b)  Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the portfolio.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


                             Money Market Portfolio


     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.


     Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


     Commercial Paper. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is a U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     Variable Rate Demand Notes. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


     Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


     Municipal Obligations. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

     Guaranteed Investment Contracts. The Portfolio may make investments in obligations such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies --Illiquid Securities" in the Statement of Additional Information.





         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.





INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Money Market Portfolio may not:

          1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a shareholder vote.

          1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or
     (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

          2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               Purchase Procedures

     Sansom Street Shares are sold without a sales load on a continuous basis by the Fund's Distributor. Purchase of Shares may be made through the Banks acting on behalf of their customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with the Banks and who have authorized the Bank to invest in the Fund on the customer's behalf. Investors may also purchase shares through any broker that has entered into a dealer agreement with the Fund's Distributor (a "Dealer"). The minimum initial investment by an investor is $1,500. There is no minimum subsequent investment.

     Purchases of Shares may be effected through the customer's accounts at the Banks or investor accounts with the Dealer through procedures established in connection with the requirements of accounts at the Banks or at such Dealer. Confirmations of share purchases and redemptions will be sent to the Banks or such Dealer. Beneficial ownership of Sansom Street Shares will be recorded by the Banks or such Dealer and reflected in the account statements provided by such Banks or by such Dealer to investors. If you wish to purchase Sansom Street Shares, contact your Bank or a Dealer.

     The Banks may also impose minimum customer account requirements. Although the Banks do not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of the particular customer account, the Banks may charge the account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by the Banks before the customer authorizes the initial purchase of shares. This Prospectus should be read in conjunction with any information received from the Banks. See "Shareholder Servicing."

     The shares of the Sansom Street Class of the Portfolio are also available through Robertson Stephens, a registered broker-dealer that has entered into a dealer Agreement with the Fund's Distributor. For distribution services with respect to shares of the Portfolio held by this firm, the Fund's Distributor pays Robertson Stephens up to .25% of the annual average value of such accounts. Purchases made through this program do not require customers to pay a transaction fee.

     Direct Purchases through a Dealer. An investor may make an initial investment by mail by completing and signing an application obtained from a Dealer (an "Application) and mailing it, together with a check payable to "Sansom Street Money Market," to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     The Fund reserves the right to reject any purchase order.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after receipt of the purchase order in good order and Federal Funds are available to the Fund. Purchase orders received after its close of business are priced at the net asset value next determined on the following Business Day. In those cases in which an investor pays for Shares by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Purchase orders for Shares are accepted only on Business Days.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares. See "Management-Banking Laws."

                              Redemption of Shares

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. It is the responsibility of the Banks and the Dealers to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their shares in accordance with one of the procedures described below.

     Redemption of Shares In an Account for Bank Customers. A bank customer may redeem all or part of his Sansom Street Shares in accordance with instructions and limitations pertaining to his account at the Bank. Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC. Payment for redemption orders received by PFPC on a Business Day before 12:00 noon Eastern Time will be wired the same day in Federal Funds to the customer's account at the Bank, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. Payment for redemption orders which are received between 12:00 noon Eastern Time and the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be wired in Federal Funds to the customer's account on the next bank business day following receipt of the redemption request. No charge for wiring redemption payments is imposed by the Fund, although the Banks may charge their customer accounts for redemption services. If all shares are redeemed, all accrued but unpaid dividends on those share will be paid with the redemption proceeds.

     Redemption of Shares in an Account for Non-Bank Customers. An investor who beneficially owns Shares may redeem Shares in his account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm will also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written requests to Sansom Street Money Market, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or foreign association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.


                          Other Redemption Information

     The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Sansom Street Class involuntarily, on 30 days' notice, if such account drops below $500 and during such 30-day notice period the shareholder does not increase such account to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------


     The net asset value per share of the Sansom Street Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB, is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for the Sansom Street Class of the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to .20% on an annualized basis of the daily net assets of the Sansom Street Class. The actual amount of such compensation under the Plan is agreed upon by the Fund's Board of Directors and by the Distributor. Pursuant to the conditions of an exemptive order granted by the SEC, the Distributor has agreed to waive its fee with respect to the Sansom Street Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.


     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.


     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee set forth above. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


SHAREHOLDER SERVICING
--------------------------------------------------------------------------------

     The Fund has and will continue to enter into service agreements with the Banks pursuant to which the Banks will render certain support services to their customers in consideration for payment of .25% (on an annualized basis) of the average daily net asset value of such Shares.

Such services may include aggregating and processing purchase and redemption requests from their customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of their customers; providing information periodically to their customers showing their positions in the Sansom Street Class; providing sub-accounting with respect to the Sansom Street Shares beneficially owned by their customers or the information necessary for sub-accounting; and providing certain statistical and factual information. In accordance with the conditions of an exemptive order granted by the Securities and Exchange Commission, each service agreement will provide that a Bank will waive its servicing fee with respect to the Sansom Street Class on any day to the extent necessary to assure that the servicing fee required to be accrued by that Class does not exceed the income of that Class on that day. Their customers who are beneficial owners of Sansom Street Shares should read this Prospectus in light of the terms governing their accounts with the Banks.


MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors


     The business and affairs of the Fund and each of its investment portfolios are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The Sansom Street Class represents interests in the Money Market Portfolio.


Investment Adviser



     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiary currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


     As investment adviser to the Portfolio, BIMC manages such Portfolio and is responsible for all purchases and sales of Portfolio securities. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares by the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the

Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of the average daily net assets of such Portfolio in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

     For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .37% of the average net assets of the Portfolio. For the same period, BIMC waived fees of approximately .13% of the average net assets of the Portfolio.

     Pursuant to it's advisory agreement with Fund relating to the Portfolio, BIMC may enter into agreements with its affliates in which it delegates some or all of its accounting and administrative obligations under the advisory agreement. Any such arrangement has no effect on the advisory fees payable by the Portfolio to BIMC. BIMC has delegated to PFPC all of its accounting and administrative obligations under its advisory agreement with the Fund relating to the Portfolio. PFPC generally assists the Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to receive from BIMC and administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Portfolio. This has no effect on the advisory fees payable by the Portfolio to BIMC. PFPC's principal address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

     PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolios investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such portfolios to BIMC. The services provided by BIMC and the fees payable by the portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."


Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Administrator

     Pursuant to its advisory agreement with the Fund with respect to the Money Market Portfolio, BIMC provides administrative services to the Portfolio, and is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


Distributor


     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor for the Sansom Street Class of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


Expenses

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Sansom Street Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Classes or if they receive different services.


     The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it be reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.

     For the fiscal year ended August 31, 1998, the total expenses were .62% of average net assets with respect to the Sansom Street Class of the Money Market Portfolio (not taking into account waivers of .13%).


Banking Laws

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engage in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, BIMC, PFPC, as well as the Banks, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Banks in connection with the provision of support services to their customers, the Fund might be required to alter materials or cause the fund to discontinue its arrangements with Banks generally and change its method of operations with respect to the Sansom Street Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------


     Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE SANSOM STREET CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SANSOM STREET CLASS OF THIS PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.



     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.




OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll free (800) 430-9618.

================================================================================


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                     ------------------

                         CONTENTS


                                                Page
INTRODUCTION..................................... 3
FINANCIAL HIGHLIGHTS............................. 7
INVESTMENT OBJECTIVES AND POLICIES...............11
YEAR 2000........................................18
INVESTMENT LIMITATIONS...........................18
PURCHASE AND REDEMPTION OF SHARES................20
NET ASSET VALUE..................................24
DISTRIBUTION OF SHARES...........................25
SHAREHOLDER SERVICING............................26
MANAGEMENT.......................................27
DIVIDENDS AND DISTRIBUTIONS......................30
TAXES............................................31
DESCRIPTION OF SHARES............................31
OTHER INFORMATION................................33



Investment Adviser
BlackRock Institutional Management Corporation
Wilmington, Delaware

Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania


Custodian
PNC Bank, National Association
Philadelphia, Pennsylvania

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Counsel
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

=========================================================         ===================================================



                                                                                      The Sansom
                                                                                        Street
                                                                                        Family









































                                                                                Money Market Portfolio

                                                                                   Municipal Money
                                                                                   Market Portfolio

                                                                                         and

                                                                                Government Obligations
                                                                                Money Market Portfolio















                                                                                      Prospectus

                                                                                December 29, 1998

                            THE SANSOM STREET FAMILY
                                       of
                               The RBB Fund, Inc.

         The Sansom Street Family consists of three classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of the Sansom Street Classes offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio and a U.S. Government obligations money market portfolio. The investment objectives of each investment portfolio described in this Prospectus are as follows:

                  Money Market Portfolio -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

                  Municipal Money Market Portfolio -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

                  Government Obligations Money Market Portfolio -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.


         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

         BlackRock Institutional Management Corporation serves as investment adviser for these Portfolios and PNC Bank, National Association serves as custodian for the Fund. PFPC Inc. serves as administrator and as transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

         Sansom Street Shares are sold by the Fund's distributor to customers maintaining accounts with banks affiliated with PNC Bank Corp. (the "Banks"). Sansom Street Shares will be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts (such as custody, trust or escrow accounts) with the Banks, and who have authorized the Banks to invest in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although the Banks may receive compensation from the Fund and charge their customer accounts for services provided in connection with the purchase or redemption of shares. See "Shareholder Servicing." Sansom Street Shares are also sold through dealers that have entered into a dealer agreement with the Fund's Distributor.


         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------



PROSPECTUS                                                    December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. Each of the three classes (collectively, the "Sansom Street Classes") of the Fund's shares (collectively, the "Sansom Street Shares" or "Shares") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio (together, the "Portfolios").


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and which present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Government Obligations Money Market Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

         Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.

         An investment in any of the Portfolios is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Some or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment basis," the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

         For detailed information of how to purchase or redeem Sansom Street Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE


         The Fee Table below contains a summary of the annual operating expenses incurred by the Sansom Street Class of the Money Market Portfolio for the fiscal year ended August 31, 1998 as a percentage of average daily net assets. The figures shown for the Sansom Street Classes of the Municipal Money Market Portfolio and Government Obligations Money Market Portfolio are based on expenses expected to be incurred by such Classes of these Portfolios in the current fiscal period in the event that Shares of these Classes are offered to the public. No shares of these Classes were offered during the fiscal year ended August 31, 1998. An example based on the summary is also shown.


Annual Fund Operating Expenses (Sansom Street Classes) as a percentage of average daily net assets


                                                                                                  Government
                                                                              Municipal           Obligations
                                                        Money Market        Money Market         Money Market
                                                          Portfolio           Portfolio            Portfolio
                                                          ---------           ---------            ---------


Management Fees (after waivers)(1).................          .24%                .08%                .30%
12b-1 Fees(1) .....................................          .05                 .05                 .05
Other Expenses.....................................          .20                 .30                 .24

Total Fund Operating Expenses
  (Sansom Street Classes)
  (after waivers)(1)...............................          .49%                .43%                .59%
                                                             ===                 ===                 ===


(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio and Government Obligations Money Market Portfolio, Management Fees would be .37%, .34% and .42%, respectively, and Total Fund Operating Expenses would be .62%, .69% and .71%, respectively.



Example

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                 1 Year       3 Years     5 Years        10 Years
                                                                 ------       -------     -------        --------
Money Market*..............................................        $5           $16         $27             $62
Municipal Money Market*....................................        $4           $13         $22             $49
Government Obligations Money Market*.......................        $6           $19         $33             $74


* Other classes of these Portfolios are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION

OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Sansom Street Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser," "Distribution of Shares" and "Shareholder Servicing" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Money Market Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

         The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The total return and yield on Shares of each of the Sansom Street Classes will fluctuate and is not necessarily representative of future results. Any fees charged by the Banks or broker/dealers directly to their customers in connection with investments in a Portfolio are not reflected in the total return and yields on a Portfolio's Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of Sansom Street Classes may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Sansom Street Classes for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for each of the Portfolios, which have been incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for each such Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. No financial data for the periods ended August 31, 1994, 1995, 1996, 1997 and 1998 are included for the Sansom Street Class of the Municipal Money Market Portfolio as no shares of such Class had been sold to the public during these periods and for the Sansom Street Class of the Government Obligations Money Market Portfolio as such Class ceased operations on December 4, 1991. The financial data included in the table should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

Sansom Street Classes
                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.

Financial Highlights (c)
         (For a Share Outstanding Throughout Each Period)



                                                                         Money Market Portfolio
                                       ------------------------------------------------------------------------------------------

                                           For The           For the           For the           For the              For the
                                         Year Ended        Year Ended        Year Ended        Year Ended           Year Ended
                                       August 31, 1998   August 31, 1997   August 31, 1996   August 31, 1995      August 31, 1994
                                       ---------------   ---------------   ---------------   ---------------      ---------------



Net asset value,
    beginning of period.............        $  1.00         $  1.00          $   1.00          $   1.00              $   1.00
                                            -------         -------         --------          --------              --------

Income from investment operations:
  Net investment income.............          .0520          0.0510            0.0518            0.0543                0.0334
  Net gains on securities (both
    realized and unrealized)                     --              --                --                --                    --
                                            -------         -------          --------          --------              --------

      Total from investment
        operations..................          .0520          0.0510            0.0518            0.0543                0.0334
                                            -------         -------          --------          --------              --------
Less distributions
  Dividends (from net investment
    income).........................         (.0520)        (0.0510)          (0.0518)          (0.0543)              (0.0334)
  Distributions (from capital
    gains)..........................             --              --                --                --                    --
                                            -------         -------         ---------         ---------               -------
      Total distributions...........         (.0520)        (0.0510)          (0.0518)          (0.0543)              (0.0334)
                                            -------         -------         ---------         ---------               -------

Net asset value, end of period......        $  1.00         $  1.00         $    1.00         $    1.00             $    1.00
                                            =======         =======         =========         =========             =========

Total return........................           5.34%           5.22%             5.30%             5.57%                 3.39%
Ratios/Supplemental Data
  Net assets, end of period (000)...       $684,066        $570,018          $524,359          $441,614              $373,745
  Ratios of expenses to average
    net assets......................            .49%(a)         .49%(a)           .48%(a)           .39%(a)               .39%(a)
  Ratios of net investment income to
    average net assets..............           5.20%           5.10%             5.18%             5.43%                 3.34%






                                                                         Money Market Portfolio
                                       ---------------------------------------------------------------------------------------------
                                                                                                                    For the Period
                                                                                                                  September 30, 1988
                                            For the            For the             For the           For the         (Commencement
                                          Year Ended         Year Ended          Year Ended         Year Ended     of Operations) to
                                        August 31, 1993    August 31, 1992     August 31, 1991    August 31, 1990   August 31, 1989
                                        ---------------    ---------------     ---------------    ---------------  -----------------
Net asset value,
    beginning of period.............        $   1.00          $   1.00            $   1.00           $   1.00        $   1.00
                                            --------          --------            --------           --------        --------

Income from investment operations:
  Net investment income.............          0.0304            0.0435              0.0684             0.0810          0.0818
  Net gains on securities (both
    realized and unrealized)........              --            0.0007                  --                 --              --
                                            --------          --------            --------           --------        --------

      Total from investment
        operations..................          0.0304            0.0442              0.0684             0.0810          0.0818
                                            --------          --------            --------           --------        --------
Less distributions
  Dividends (from net investment
    income).........................         (0.0304)          (0.0435)            (0.0684)           (0.0810)        (0.0818)
  Distributions (from capital
    gains)..........................              --           (0.0007)                 --                 --              --
                                            --------          --------            --------           --------        --------
      Total distributions...........         (0.0304)          (0.0442)            (0.0684)           (0.0810)        (0.0818)
                                            --------          --------            --------           --------        --------

Net asset value, end of period......        $   1.00          $   1.00            $   1.00           $   1.00       $    1.00
                                            ========          ========            ========           ========       =========

Total return........................            3.08%             4.51%               7.06%              8.40%           9.25%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)           $190,794          $228,079            $138,418           $106,743         $79,656
  Ratios of expenses to average
    net assets......................             .34%(a)           .35%(a)             .37%(a)            .47%(a)         .50%(a)(b)
  Ratios of net investment income to
    average net assets..............            3.04%             4.35%               6.84%              8.10%           9.04%(b)


(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .62%, .64%, .65%, .59%, .60%, .60%, .61%, .61% and .73% for the years ended August 31, 1998, 1997,
     1996, 1995, 1994, 1993, 1992, 1991, and 1990, respectively, and .83%
     annualized for the period ended August 31, 1989.


(b) Annualized

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.

Sansom Street Classes

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.

Financial Highlights (c)
         (For a Share Outstanding Throughout each Period)(d)

                                                                 Municipal Money Market Portfolio
                                      -----------------------------------------------------------------------------------------
                                                                                                               For the Period
                                                                                                             September 30, 1988
                                          For the           For the           For the           For the        (Commencement
                                        Year Ended        Year Ended        Year Ended        Year Ended      of Operations) to
                                      August 31, 1993   August 31, 1992   August 31, 1991   August 31, 1990    August 31, 1989
                                      ---------------   ---------------   ---------------   ---------------   ----------------
Net asset value,
    beginning of period.............        $   1.00        $     1.00       $      1.00       $      1.00        $      1.00
                                            --------        ----------       -----------       -----------        -----------

Income from investment operations:
  Net investment income.............          0.0233            0.0325            0.0471            0.0559             0.0537
  Net gains on securities (both
    realized and unrealized)........              --                --                --                --                 --
                                            --------       -----------     -------------     -------------      -------------

      Total from investment
        operations..................          0.0233            0.0325            0.0471            0.0559             0.0537
                                            --------       -----------       -----------       -----------        -----------
Less distributions
  Dividends (from net investment
    income).........................         (0.0233)          (0.0325)          (0.0471)          (0.0559)           (0.0537)
  Distributions (from capital
    gains)..........................              --                --                --                --                 --
                                            --------       -----------     -------------     -------------      -------------
      Total distributions...........         (0.0233)          (0.0325)          (0.0471)          (0.0559)           (0.0537)
                                            --------       -----------       -----------       -----------        -----------

Net asset value, end of period......        $   1.00       $      1.00       $      1.00       $      1.00        $      1.00
                                            ========       ===========       ===========       ===========        ===========

Total return........................            2.35%             3.30%             4.81%             5.74%              5.99%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000)....................         $   928        $3,025,781       $15,289,016       $24,781,689        $21,470,715
  Ratios of expenses to average
    net assets......................             .39%(a)           .39%(a)           .34%(a)           .38%(a)            .50%(a)(b)
  Ratios of net investment income
    to average net assets...........            2.33%             3.25%             4.71%             5.59%              5.93%(b)




(a) Without the waiver of advisory, administration, and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio is not reported for the periods ended August 31, 1998, 1997, 1996, 1995 and 1994 and would have been 3.02%, .87%, .73% and .77% for the years ended August 31, 1993, 1992, 1991, and 1990, respectively, and .95% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.


(d) No Shares of this class had been sold to the public during the periods ended August 31, 1998, 1997, 1996, 1995 and 1994.

Sansom Street Classes

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.

Financial Highlights (c)
         (For a Share Outstanding Throughout each Period)



                                                           Government Obligations Money Market Portfolio
                                           ---------------------------------------------------------------------------
                                                                                                     For the Period
                                                                                                    October 18, 1988
                                                 For the            For the            For the        (Commencement
                                               Year Ended         Year Ended         Year Ended     of Operations) to
                                           August 31, 1992(d)   August 31, 1991    August 31, 1990   August 31, 1989
                                           ------------------   ---------------    ---------------   ---------------
Net asset value,
    beginning of period.............         $     1.00         $      1.00        $      1.00        $      1.00
                                             ----------         -----------        -----------        -----------

Income from investment operations:
  Net investment income.............             0.0153              0.0699             0.0843             0.0816
  Net gains on securities (both
    realized and unrealized)........                 --                  --                 --                 --
                                            -----------       -------------      -------------      -------------

      Total from investment
        operations..................             0.0153              0.0699             0.0843             0.0816
                                            -----------         -----------        -----------        -----------
Less distributions
  Dividends (from net investment
    income).........................            (0.0153)            (0.0699)           (0.0843)           (0.0816)
  Distributions (from capital
    gains)..........................                 --                  --                 --                 --
                                            -----------       -------------      -------------      -------------
      Total distributions...........            (0.0153)            (0.0699)           (0.0843)           (0.0816)
                                            -----------         -----------        -----------        -----------

Net asset value, end of period......        $      1.00         $      1.00        $      1.00        $      1.00
                                            ===========         ===========        ===========        ===========


Total return........................               6.02%(b)            7.23%              8.79%              9.31%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000)....................                 --          $      125         $      117         $      108
  Ratios of expenses to average
    net assets......................                 --(a)               --(a)              --(a)              --(a)
  Ratios of net investment income
    to average net assets...........               5.85%               6.99%              8.43%              8.91%(b)



(a) Without the waiver of advisory, distribution and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio is not reported for the periods ended December 4, 1991, August 31, 1991, 1990 and 1989 as no shares of the Sansom Street Class of that Portfolio had been sold to the public during such years.

(b) Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.

(d) This Class of shares ceased operations on December 4, 1991.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             Money Market Portfolio


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         Commercial Paper. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such rating. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         Variable Rate Demand Notes. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


         Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


         Municipal Obligations. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Municipal Obligations."

         Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


         Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.


                        Municipal Money Market Portfolio


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

         Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

         Eligible Securities. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities and "Investment Objectives and Policies" in the Statement of Additional Information.

         Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.


                  Government Obligations Money Market Portfolio


         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.



         Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         Repurchase Agreements. The Portfolio may agree to purchase government securities from financial institutions, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

         Reverse Repurchase Agreements. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a more complete description of reverse repurchase agreements see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

         Mortgage-Related and Asset-Backed Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies--Money Market Portfolio--Asset-Backed Securities."

         Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.




INVESTMENT LIMITATIONS
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         The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


         The Money Market and Municipal Money Market Portfolios may not:

         1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that
     (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:


         1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase in issuers in the same industry.

In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.


         The Government Obligations Money Market Portfolio may not:

         1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


PURCHASE AND REDEMPTION OF SHARES
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                               Purchase Procedures

         Sansom Street Shares are sold without a sales load on a continuous basis by the Fund's Distributor. Only Shares of the Sansom Street Class representing interests in the Money Market Portfolio are currently offered to the public. Purchase of Shares may be made through the Banks acting on behalf of their customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with the Banks and who have authorized the Bank to invest in the Fund on the customer's behalf. Investors may also purchase Shares through broker-dealers (a "Dealer") that have entered into a dealer agreement with the Fund's Distributor. The minimum initial investment by an investor is $1,500. There is no minimum subsequent investment.

         Purchases of Shares may be effected through the customers accounts at the Banks or investor accounts with the Dealer through procedures established in connection with the requirements of accounts at the Banks or at such Dealer. Confirmations of Share purchases and redemptions will be sent to the Banks or such Dealer. Beneficial ownership of Sansom Street Shares will be recorded by the Banks or such Dealer and reflected in the account statements provided by such Banks or by such Dealer to investors. If you wish to purchase Sansom Street Shares, contact your Bank or a Dealer.

         The Banks may also impose minimum customer account requirements. Although the Banks do not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of the particular customer account, the Banks may charge the account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by the Banks before the customer authorizes the initial purchase of shares. This Prospectus should be read in conjunction with any information received from the Banks. See "Shareholder Servicing."

         The Sansom Street Class of the Money Market Portfolio is also available through Robertson Stephens, a registered broker-dealer that has entered into a dealer Agreement with the Fund's Distributor. For distribution services with respect to that Class of shares of the Portfolio held by this firm, the Fund's Distributor pays Robertson Stephens up to .25% of the average annual daily net asset value of such accounts. Purchases made through this program does not require customers to pay a transaction fee.

         Direct Purchases through a Dealer. An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Sansom Street Money Market," to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         The Fund reserves the right to reject any purchase order.

         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after receipt of the purchase order in good order and Federal Funds are available to the Fund. Purchase orders received after its close of business are priced at the net asset value next determined on the following "Business Day." A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. In those cases in which an investor pays for Shares by check, Federal Funds will generally become available two Business Days after the check is received. Purchase orders for Shares are accepted only on Business Days.

         Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

                              Redemption of Shares

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. It is the responsibility of the Banks and the Dealers to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         Redemption of Shares In an Account for Bank Customers. A customer may redeem all or part of his Sansom Street Shares in accordance with instructions and limitations pertaining to his account at the Bank. Redemption orders are effected at the net asset value per share determined after receipt of the order by PFPC. Payment for redemption orders received by PFPC on a Business Day before 12:00 noon Eastern Time will be wired the same day in Federal Funds to the customers account at the Bank, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. Payment for redemption orders which are received between 12:00 noon Eastern Time and the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be wired in Federal Funds to the customers account on the next bank business day following receipt of the redemption request. No charge for wiring redemption payments is imposed by the Fund, although the Banks may charge customer accounts for redemption services.

         Redemption of Shares in an Account for Non-Bank Customers. An investor who beneficially owns Shares through an Account may redeem Shares in his account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request to "Sansom Street Money Market," c/o PFPC, P.O. Box

8950, Wilmington, Delaware 19899. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolios, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

         The proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The

Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.


                          Other Redemption Information


         The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.


         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Sansom Street Class involuntarily, on thirty days' notice, if such account falls below $500 and during such thirty-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
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         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB, is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash, and other assets of the Portfolio, subtracting accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.


         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DISTRIBUTION OF SHARES
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         Provident Distributors, Inc. acts as distributor for each of the Sansom Street Classes of the Fund pursuant to a distribution agreement with the Fund dated May 29, 1998 (the "Distribution Agreement"). The Distributor pays for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Portfolios of the Fund as well as for related direct mail, advertising expenses and promotional expenses. The Distributor monitors the support services provided by the Banks as described in "Shareholder Servicing" below.


Distribution Arrangements


         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Sansom Street Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to .20% on an annualized basis of the daily net assets of the relevant Sansom Street Class. The actual amount of such compensation under the Plans is agreed upon by the Fund's Board of Directors and by the Distributor. Under the Distribution Agreement for the Municipal Money Market Portfolio and the

Government Obligations Money Market Portfolio, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .05% on an annualized basis. Such compensation may be increased up to the amount permitted under the Plan, with the approval of the Fund's Board of Directors. Under the Distribution Agreement for the Money Market Portfolio, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .06% on an annualized basis. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Sansom Street Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.


         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Sansom Street Class the fee set forth above. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


SHAREHOLDER SERVICING
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         The Fund has adopted a Shareholder Servicing Plan on behalf of the Classes under which the Fund may enter into service agreements with the Banks. As compensation for their services under these agreements, the Plan provides that Banks may receive up to .20% (on an annualized basis) of the average daily net asset value of such Shares. The Fund has and will continue to enter into service agreements with the Banks pursuant to which the Banks will render certain support services to customers in consideration for payment of .10% (on an annualized basis) of the average daily net asset value of such Shares. Such services may include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in the Sansom Street Classes; providing sub-accounting with respect to the Sansom Street Shares beneficially owned by customers or the information necessary for sub-accounting; and providing certain statistical and factual information. In accordance with the conditions of an exemptive order granted by the Securities and Exchange Commission, each service agreement will provide that a Bank will waive its servicing fee with respect to a Sansom Street Class on any day to the extent necessary to assure that the servicing fee required to be accrued by such Class does not exceed the income of such Class on that day. Customers who are beneficial owners of Sansom Street Shares should read this Prospectus in light of the terms governing their accounts with the Banks. For the fiscal year ended August 31, 1998, the Fund paid PNC Bank shareholder services fees aggregating
 .10% of the average daily net assets of the Money Market Portfolio under the Plan.

MANAGEMENT
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Board of Directors


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. Each of the Sansom Street Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.


Investment Adviser






         BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp Inc. PNC Bancorp, Inc., is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB, with respect to the Money Market and Government Obligations Money market Portfolios, respectively, provide for BIMC to also assist generally in supervising the operations of such Portfolios, and to maintain such Portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

         For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of assets in excess of $500 million. For the services provided and expenses assumed by it with respect to the Municipal Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.


         For the fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Money Market Portfolio. For the same period BIMC waived approximately .13% of the average net assets of the Money Market Portfolio.



         PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."


Administrator


         PFPC serves as the administrator for the Municipal Money Market Portfolios and generally assists the Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of the Portfolio. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Transfer Agent, Dividend Disbursing Agent, and Custodian

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp, serves as the Fund's transfer agent and dividend disbursing agent. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Distributor


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as Distributor of the Shares of each of the Sansom Street Classes of the Fund pursuant to the Distribution Agreement with the Fund on behalf of each of the Sansom Street Classes.


Expenses

         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Sansom Street Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Classes or if they receive different services.

         The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.


         For the fiscal year ended August 31, 1998, the total expenses were .62% of average net assets with respect to the Sansom Street Class of the Money
Market Portfolio (not taking into account waivers and reimbursements of .13%). The Sansom Street Classes of the Government Obligations Money Market Portfolio and Municipal Money Market Portfolio did not incur any expenses, as no Shares of such Classes had been sold to the public during the fiscal year ended August 31, 1998.

Banking Laws


         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Act of 1956 or any bank or nonbank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, BIMC, PFPC, as well as the Banks, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


         Should future legislative, judicial or administrative action prohibit or restrict the activities of Banks in connection with the provision of support services to their customers, the Fund might be required to alter materially or cause the Fund to discontinue its arrangements with Banks generally and change its method of operations with respect to the Sansom Street Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.


DIVIDENDS AND DISTRIBUTIONS
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         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Sansom Street Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
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         Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

         Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



DESCRIPTION OF SHARES
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         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market and Government Obligations Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.


         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE SANSOM STREET CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET AND GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SANSOM STREET CLASSES OF THESE PORTFOLIOS.

         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.


         The Fund will issue share certificates for Sansom Street Shares only upon the written request of a shareholder sent to PFPC.


OTHER INFORMATION
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Reports and Inquiries

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll free (800) 430-9618.

                               THE PRINCIPAL CLASS
                                       OF
                               THE RBB FUND, INC.

                             MONEY MARKET PORTFOLIO

     This Prospectus offers shares of the Principal class of common stock of The RBB Fund, Inc. (the "Fund"). The Principal class represents interests in the Money Market Portfolio (the "Portfolio"), which is a taxable money market portfolio of the Fund.

     The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

     SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF THE PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolio, PNC Bank, National Association ("PNC Bank") serves as custodian for the Portfolio and PFPC Inc. ("PFPC") serves as administrator and the transfer and dividend disbursing agent for the Portfolio. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Portfolio.


     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference to this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723.


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THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE SECURITIES  COMMISSION
NOR HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                     DECEMBER 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------

         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares (the "Principal Shares" or "Shares") offered by this Prospectus represent interests in the Principal class (the "Principal Class") of the Money Market Portfolio.

         The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

          An investor may purchase and redeem Principal Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

         An investment in the Principal Shares is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."

FEE TABLE

ANNUAL FUND OPERATING EXPENSES (PRINCIPAL CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

         The Fee Table below contains a summary of the annual operating expenses of the Principal Class of the Portfolio based on expenses expected to be incurred for the fiscal year ended August 31, 1999, as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                  MONEY MARKET
                                                                    PORTFOLIO
                                                                  ------------

Management Fees (after waivers)(1)...........................        .23%
12b-1 Fees ..................................................        .40%
Other Expenses .................. ...........................        .17%
                                                                     ----
Total Fund Operating Expenses (Principal Class)
  (after waivers)(1).........................................        .80%
                                                                     ====

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Principal Class, Management Fees would be .37%, and Total Fund Operating Expenses would be .98%.

EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                             1 YEAR   3 YEARS 5 YEARS  10 YEARS
                                             ------   -------  ------  ---------
Money Market Portfolio - Principal Class*....  $8      $26      $44      $99

* Other classes of the Portfolio are sold with different fees and expenses.

         The  Example  in  the  Fee  Table   assumes  that  all   dividends  and
distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Principal Class)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Principal Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering the Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time the Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Principal Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Principal Shares are not reflected in the yields of Principal Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Principal Shares may differ from yields on shares of other classes that also represent interests in the Portfolio depending on the allocation of expenses to each of the classes. See "Expenses."

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

         The Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). The Portfolio is a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality.

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objective and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objective and Policies -- Illiquid Securities" in the Statement of Additional Information.



YEAR 2000
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         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of its shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objective and Policies.")

         The Portfolio may not:

                  1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                  2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

                  3. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                  4. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Portfolio.

                  1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                  2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                   3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                             PURCHASE PROCEDURES

         GENERAL. Principal Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Principal Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $25,000 and the minimum subsequent investment is $2,500. The Fund in its sole discretion may accept or reject any order for purchases of Principal Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. The brokerage firm which carries the Account (the "Broker") is responsible for the prompt transmission of the order to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by the Broker. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal
Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by PFPC as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his Broker through procedures established in connection with the requirements of Accounts at such Broker. The minimum initial and subsequent investment in Shares are determined by your Broker. In such event, beneficial ownership of Shares will be recorded by the Broker and will be reflected in the Account statements provided by the Broker to such investors. A Broker may impose minimum investment Account requirements. Even if a Broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his Broker, the Broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's Broker, and this Prospectus should be read in conjunction with any information received from a Broker. Shareholders whose shares are held in the street name account of a Broker and who desire to transfer such shares to the street name account of another Broker should contact their current Broker.

         A Broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating Broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Principal Shares. The frequency of investments and the minimum investment requirement will be established by the Broker and the Fund. In addition, the Broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular Broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the Broker.

         If a Broker makes special arrangements under which orders for Principal Shares are received by PFPC prior to 12:00 noon Eastern Time, and the Broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments at any time in Principal Shares through any Broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor also may make an initial investment in Principal Shares by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Money Market Portfolio, and mailing it, together with a check payable to "THE PRINCIPAL CLASS" to THE PRINCIPAL CLASS, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $5,000, an investor may also purchase Principal Shares by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, specify the Principal Class, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:
                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM:  (name of investor)
                  ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (Money Market Portfolio)
                  AMOUNT:  (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Principal Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your Broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Principal Shares through an Account may redeem Principal Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his Broker. It is the responsibility of the Broker to transmit purchase and redemption orders to PFPC and to credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         A Broker may also redeem each day a sufficient number of Shares of the Primary Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Each Broker reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to THE PRINCIPAL CLASS c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolio, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $5,000. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100: however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equaling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or to obtain cash at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Principal Class involuntarily, on thirty days' notice, if such account falls below $1,500 and during such 30-day notice period the amount invested in such account is not increased to at least $1,500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of the Principal Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of the Principal Class of the Portfolio is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of the Principal Class and dividing the result by the number of outstanding shares of the class. The net asset value per share of the Portfolio is determined independently of any of the Fund's other investment portfolios.

         The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. The Principal Class represents interests in the Money Market Portfolio.

INVESTMENT ADVISER


          BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolio, BIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. BIMC also provides research and credit analysis. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Portfolio, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of the Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as further described below.

         For the services provided to and expenses assumed by it for the benefit of the Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.


         For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Portfolio, and BIMC waived advisory fees aggregating .13% of the average net assets of the Portfolio.


          PNC Bank was formerly sub-adviser to the Money Market Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company".

ADMINISTRATOR

         PFPC provides administration and accounting services to the Portfolio as a delegate of BIMC under the advisory agreement. The Fund has agreed to pay directly to PFPC the fees for administration and accounting services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by the Portfolio to BIMC. Pursuant to the delegation PFPC is entitled to receive an administration fee, computed daily, and payable monthly at the annual rate of
 .10% of the average daily net assets of the Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as Distributor of the Principal Shares pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

         The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Principal Class of the Fund pays its own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Principal Class or if it receives different services.

         The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The  Board  of  Directors   of  the  Fund   approved  and  adopted  the
Distribution Agreement and Plan of Distribution for the Principal Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Principal Class a distribution fee, which is accrued daily and paid monthly, of up to .50% on an annualized basis of the average daily net assets of the Principal Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .45% of the average daily net assets of the Principal Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under  the  Distribution   Agreement  and  Plan,  the  Distributor  may
re-allocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Principal Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Principal Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Principal Class of the Portfolio to the shareholders of the Principal Class. All distributions are reinvested in the form of additional full and fractional Principal Shares unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

         Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


          The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).


         The  Fund  offers  multiple  classes  of  shares  in its  Money  Market
Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within the Portfolio varies based upon the services provided, which may affect performance. Each class of Common Stock of the Fund that has a Rule 12b-1 distribution plan has a separate plan for the class. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in the Portfolio. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATES SOLELY TO THE PRINCIPAL CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE PRINCIPAL CLASS OF THE MONEY MARKET PORTFOLIO.

         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


          As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                    -----------------------


                           CONTENTS
                                                          PAGE
INTRODUCTION............................................... 2
INVESTMENT OBJECTIVES AND POLICIES......................... 3
YEAR 2000.................................................. 6
INVESTMENT LIMITATIONS..................................... 6
PURCHASE AND REDEMPTION OF SHARES.......................... 7
NET ASSET VALUE............................................11
MANAGEMENT.................................................12
DISTRIBUTION OF SHARES.....................................13
DIVIDENDS AND DISTRIBUTIONS................................14
TAXES    ..................................................14
DESCRIPTION OF SHARES......................................14
OTHER INFORMATION..........................................15


INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania


CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania




          PROSPECTUS
     THE PRINCIPAL CLASS




   MONEY MARKET PORTFOLIO




      DECEMBER 29, 1998

Prospectus

THE BETA FAMILY



Municipal
Money Market Portfolio

--------------------------
Government Obligations
Money Market Portfolio

--------------------------
New York Municipal
Money Market Portfolio




                                                              December 29, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----



INTRODUCTION..................................................................3
FINANCIAL HIGHLIGHTS..........................................................6
INVESTMENT OBJECTIVES AND POLICIES............................................6
YEAR 2000.....................................................................8
INVESTMENT LIMITATIONS........................................................9
PURCHASE AND REDEMPTION OF SHARES.............................................16
NET ASSET VALUE...............................................................21
MANAGEMENT....................................................................21
DISTRIBUTION OF SHARES........................................................24
DIVIDENDS AND DISTRIBUTIONS...................................................24
TAXES.........................................................................25
DESCRIPTION OF SHARES.........................................................26
OTHER INFORMATION.............................................................27





                               Investment Adviser
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware



                                  Distributor
                          Provident Distributors, Inc.
                           Conshohocken, Pennsylvania



                                    Custodian
                         PNC Bank, National Association
                           Philadelphia, Pennsylvania

                        Administrator and Transfer Agent
                                    PFPC Inc.
                              Wilmington, Delaware

                                     Counsel
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania


                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                                 THE BETA FAMILY
                                       of
                               The RBB Fund, Inc.


     The Beta Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the three classes (collectively, the "Beta Shares" or "Shares") offered by this Prospectus represent interests in a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

          Municipal Money Market Portfolio -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

          Government Obligations Money Market Portfolio -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          New York Municipal Money Market Portfolio -- to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

     The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government or any governmental agency. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


     An investor may purchase and redeem Shares of any of the Beta classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Web Site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                    December 29, 1998

                                  INTRODUCTION



     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the three classes of the Fund's shares (collectively, the "Beta Classes") offered by this Prospectus represents interests in one of the following investment portfolios: the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Municipal Money Market and Government Obligations Money Market Portfolios are diversified investment portfolios; the New York Municipal Money Market Portfolio is a non-diversified investment portfolio.

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is Tax-Exempt Interest and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.


     An investor may purchase and redeem Shares of any of the Beta Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in any of the Beta Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Estimated Annual Fund Operating Expenses (Beta Classes)
(as a percentage of average daily net assets)

     The Fee Table below contains a summary of the annual operating expenses of the Beta Classes based on expenses expected to be incurred for the current fiscal period, as a percentage of average daily net assets. An example based on the summary is also shown.



                                                                 Government           New York
                                              Municipal          Obligations          Municipal
                                            Money Market        Money Market        Money Market
Portfolio                                    Portfolio           Portfolio           Portfolio
---------                                    ---------           ---------           ---------
Management Fees (after
  waivers)(1)................................    .08%               .30%                .02%
12b-1 Fees(1)................................    .58%               .56%                .52%
Other Expenses...............................    .23%               .12%                .28%
                                                 ----               ----                ----
Total Fund Operating Expenses (after
  waivers)(1)................................    .89%               .98%                .82%
                                                 ====               ====                ====


----------------
(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.14%, 1.09% and 1.13%, respectively.

Example

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                          1 Year          3 Years         5 Years        10 Years
                                                          ------          -------         -------        --------


Municipal Money Market*.................................    $ 9             $28             $49            $110
Government Obligations Money Market*....................    $10             $31             $54            $120
New York Municipal Money Market*........................    $ 8             $26             $46            $101



----------------
* Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Beta Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Beta Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management - - Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on estimated costs and estimated fees expected to be charged to the Beta Classes, taking into account anticipated fee waivers and reimbursements. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield

(calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Beta Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Beta Classes are not reflected in the total return and yields of the Beta Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Beta Classes may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."


                              FINANCIAL HIGHLIGHTS

     No financial data is supplied for the Portfolios because, as of the date of this Prospectus, the Portfolios had no performance history.


                       INVESTMENT OBJECTIVES AND POLICIES
                        Municipal Money Market Portfolio

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two (2) highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies - - Illiquid Securities" in the Statement of Additional Information.



         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------

     The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

          The Municipal Money Market Portfolio may not:

          1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in the obligations at the time of purchase of issuers in the same industry.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

          1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

                  Government Obligations Money Market Portfolio

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

     Due to fluctuations in interest rates, the market value of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Portfolio may also acquire asset-backed securities. Asset-backed securities are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

     The Government Obligations Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The following investment limitations may not be changed, however, without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

          The Government Obligations Money Market Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                    New York Municipal Money Market Portfolio

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

     Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Tax-Exempt Derivative Securities. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Tax-Exempt Derivative Securities."

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies - Municipal Money Market Portfolio -- When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Stand-By Commitments."


     Taxable Investments. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

     Eligible Securities. The New York Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines. For a more complete description of eligible securities, see "Investment Objectives and Policies - Municipal Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.


     Special Considerations. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


     The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.



     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

     The New York Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The New York Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

        The New York Municipal Money Market Portfolio may not:

          1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York

State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


                        PURCHASE AND REDEMPTION OF SHARES

                               Purchase Procedures

     General. Beta Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Beta Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Beta Shares.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally

4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Beta Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Beta Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

     Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Beta Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Beta Class designated by the investor as the "Primary Beta Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Beta Class at any time by so instructing his broker.

     If a broker makes special arrangements under which orders for Beta Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made available in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     Direct Purchases. An investor may also make direct investments at any time in any Beta Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Beta Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Beta Family" to the Beta Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Beta Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 (in Delaware call collect (302) 791-1149), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Beta Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

          B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                                    PNC Bank, N.A., Philadelphia, Pa.
                                    ABA-0310-0005-3.
                                    FROM: (name of investor)
                                    ACCOUNT NUMBER: (investor's account number
                                                    with the Portfolio)
                                    FOR PURCHASE OF: (name of the Portfolio)
                                    AMOUNT: (amount to be invested)

          C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

     Retirement Plans. Beta Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              Redemption Procedures

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     Redemption of Shares in an Account. An investor who beneficially owns Beta Shares in an Account may redeem Beta Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Beta Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to The Beta Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by a broker-dealer, financial institutions, securities dealers, financial planners, trustee, custodian other than the Distributor or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in an Beta Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


                                 NET ASSET VALUE

     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of its shares outstanding of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


                                   MANAGEMENT

Board of Directors

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Beta Classes represents interests in one of the following investment portfolios: the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

Investment Adviser


     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Government Obligations Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of the Government Obligations Money Market Portfolio, BIMC is entitled to receive the following fee, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

     For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million;
 .30% of the next $250 million; and .25% of net assets in excess of $500 million.

     PNC Bank was formerly sub-adviser to the Municipal Money Market and Government Obligations Money Market Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

     BIMC may in its discretion from time-to-time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

Administrator

     PFPC serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreement with the Fund with respect to the Government Obligations Portfolio, BIMC provides administrative services to such Portfolio pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Government Obligations Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank serves as the Fund's custodian and PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Distributor

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Beta Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

Expenses

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to such class.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.


                             DISTRIBUTION OF SHARES

     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Beta Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Beta Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Beta Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Beta Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Beta Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Beta Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

                                      TAXES

     Distributions from the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                              DESCRIPTION OF SHARES

     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BETA CLASSES OF THE MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BETA CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998 to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

     The Fund will issue share certificates for any of the Beta Shares only upon the written request of a shareholder sent to PFPC.


                                OTHER INFORMATION

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

Prospectus

THE GAMMA FAMILY



Municipal
Money Market Portfolio
--------------------------------
Government Obligations
Money Market Portfolio
--------------------------------
New York Municipal
Money Market Portfolio


                                                               December 29, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INTRODUCTION..........................................................
FINANCIAL HIGHLIGHTS...................................................
INVESTMENT OBJECTIVES AND POLICIES.....................................
YEAR 2000..............................................................
INVESTMENT LIMITATIONS.................................................
PURCHASE AND REDEMPTION OF SHARES......................................
NET ASSET VALUE........................................................
MANAGEMENT.............................................................
DISTRIBUTION OF SHARES.................................................
DIVIDENDS AND DISTRIBUTIONS............................................
TAXES..................................................................
DESCRIPTION OF SHARES..................................................
OTHER INFORMATION......................................................


                               Investment Adviser
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware


                                  Distributor
                          Provident Distributors, Inc.
                           Conshohocken, Pennsylvania


                                    Custodian
                         PNC Bank, National Association
                           Philadelphia, Pennsylvania

                        Administrator and Transfer Agent
                                    PFPC Inc.
                              Wilmington, Delaware

                                     Counsel
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                                THE GAMMA FAMILY
                                       of
                               The RBB Fund, Inc.

     The Gamma Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the three classes (collectively, the "Gamma Shares" or "Shares") offered by this Prospectus represent interests in a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:


          Municipal Money Market Portfolio -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

          Government Obligations Money Market Portfolio -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          New York Municipal Money Market Portfolio -- to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

     The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government or any governmental agency. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     An investor may purchase and redeem Shares of any of the Gamma classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Web Site (http://www.sec.gov).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                     December 29, 1998

                                  INTRODUCTION


     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the three classes of the Fund's shares (collectively, the "Gamma Classes") offered by this Prospectus represents interests in one of the following investment portfolios: the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Municipal Money Market and Government Obligations Money Market Portfolios are diversified investment portfolios; the New York Municipal Money Market Portfolio is a non-diversified investment portfolio.


     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is Tax-Exempt Interest and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

     An investor may purchase and redeem Shares of any of the Gamma Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in any of the Gamma Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Estimated Annual Fund Operating Expenses (Gamma Classes)
(as a percentage of average daily net assets)

     The Fee Table below contains a summary of the annual operating expenses of the Gamma Classes based on expenses expected to be incurred for the current fiscal period, as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                 Government           New York
                                              Municipal          Obligations          Municipal
                                            Money Market        Money Market        Money Market
                                             Portfolio           Portfolio           Portfolio
                                            ------------        ------------        ------------

Management Fees (after
  waivers)(1)...........................         .08%               .30%                .02%
12b-1 Fees(1)...........................         .58%               .56%                .52%
Other Expenses..........................         .23%               .12%                .28%
                                                 ----               ----                ----
Total Fund Operating
  Expenses
  (after waivers)(1)....................         .89%               .98%                .82%
                                                 ====               ====                ====



(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.14%, 1.09% and 1.13%, respectively.

Example

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                          1 Year       3 Years      5 Years     10 Years
                                                          ------       -------      -------     --------

Municipal Money Market*.................................    $ 9          $28          $49         $110
Government Obligations Money Market*....................    $10          $31          $54         $120
New York Municipal Money Market*........................    $ 8          $26          $46         $101



* Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Gamma Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Gamma Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on estimated costs and estimated fees expected to be charged to the Gamma Classes, taking into account anticipated fee waivers and reimbursements. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Gamma Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Gamma Classes are not reflected in the total return and yields of the Gamma Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Gamma Classes may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."


                              FINANCIAL HIGHLIGHTS

     No financial data is supplied for the Portfolios because, as of the date of this Prospectus, the Portfolios had no performance history.


                       INVESTMENT OBJECTIVES AND POLICIES


                        Municipal Money Market Portfolio

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two (2) highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.



         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



INVESTMENT LIMITATIONS

     The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Municipal Money Market Portfolio may not:

          1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in the obligations at the time of purchase of issuers in the same industry.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

          1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

                  Government Obligations Money Market Portfolio

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

     Due to fluctuations in interest rates, the market value of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Portfolio may also acquire asset-backed securities. Asset-backed securities are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

     The Government Obligations Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The following investment limitations may not be changed, however, without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Government Obligations Money Market Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                    New York Municipal Money Market Portfolio

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Municipal Obligations."

     Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Tax-Exempt Derivative Securities. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Tax-Exempt Derivative Securities."

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies -- Municipal Money Market Portfolio -- When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Stand-By Commitments."

     Taxable Investments. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

     Eligible Securities. The New York Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines. For a more complete description of eligible securities, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     Special Considerations. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


     The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.


     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

     The New York Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The New York Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The New York Municipal Money Market Portfolio may not:

          1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


                        PURCHASE AND REDEMPTION OF SHARES

                               Purchase Procedures

     General. Gamma Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Gamma Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Gamma Shares.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Gamma Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Gamma Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

     Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Gamma Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Gamma Class designated by the investor as the "Primary Gamma Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Gamma Class at any time by so instructing his broker.

     If a broker makes special arrangements under which orders for Gamma Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made available in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     Direct Purchases. An investor may also make direct investments at any time in any Gamma Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Gamma Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Gamma Family" to the Gamma Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Gamma Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 (in Delaware call collect (302) 791-1149), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Gamma Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

          B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

              PNC Bank, N.A., Philadelphia, Pa.
              ABA-0310-0005-3.
              FROM:  (name of investor)
              ACCOUNT NUMBER:  (investor's account number
                               with the Portfolio)
              FOR PURCHASE OF:  (name of the Portfolio)
              AMOUNT:  (amount to be invested)

          C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

     Retirement Plans. Gamma Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              Redemption Procedures

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     Redemption of Shares in an Account. An investor who beneficially owns Gamma Shares in an Account may redeem Gamma Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Gamma Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to The Gamma Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by a broker-dealer, financial institutions, securities dealers, financial planners, trustee, custodian other than the Distributor or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in an Gamma Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


                                 NET ASSET VALUE

     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of its shares outstanding of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

                                   MANAGEMENT

Board of Directors

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Gamma Classes represents interests in one of the following investment portfolios: the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

Investment Adviser


     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Government Obligations Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of the Government Obligations Money Market Portfolio, BIMC is entitled to receive the following fee, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million. For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million.

     PNC Bank was formerly sub-adviser to the Municipal Money Market and Government Obligations Money Market Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

     BIMC may in its discretion from time-to-time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

Administrator

     PFPC serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreement with the Fund with respect to the Government Obligations Portfolio, BIMC provides administrative services to such Portfolio pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Government Obligations Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank serves as the Fund's custodian and PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Distributor

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Gamma Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

Expenses

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to such class.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.


                             DISTRIBUTION OF SHARES

     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Gamma Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Gamma Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Gamma Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Gamma Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Gamma Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Gamma Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

                                      TAXES

     Distributions from the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                              DESCRIPTION OF SHARES

     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE GAMMA CLASSES OF THE MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE GAMMA CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998 to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

     The Fund will issue share certificates for any of the Gamma Shares only upon the written request of a shareholder sent to PFPC.


                                OTHER INFORMATION

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

Prospectus

THE DELTA FAMILY



Money Market Portfolio
----------------------
Municipal
Money Market Portfolio
----------------------
Government Obligations
Money Market Portfolio
----------------------
New York Municipal
Money Market Portfolio



                                                               December 29, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----
INTRODUCTION...............................................................
FINANCIAL HIGHLIGHTS.......................................................
INVESTMENT OBJECTIVES AND POLICIES.........................................
YEAR 2000..................................................................
INVESTMENT LIMITATIONS.....................................................
PURCHASE AND REDEMPTION OF SHARES..........................................
NET ASSET VALUE............................................................
MANAGEMENT.................................................................
DISTRIBUTION OF SHARES.....................................................
DIVIDENDS AND DISTRIBUTIONS................................................
TAXES......................................................................
DESCRIPTION OF SHARES......................................................
OTHER INFORMATION..........................................................

                               Investment Adviser
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware


                                  Distributors
                          Provident Distributors, Inc.
                           Conshohocken, Pennsylvania


                                    Custodian
                         PNC Bank, National Association
                           Philadelphia, Pennsylvania

                        Administrator and Transfer Agent
                                    PFPC Inc.
                              Wilmington, Delaware

                                     Counsel
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                                THE DELTA FAMILY
                                       of
                               The RBB Fund, Inc.

        The Delta Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the classes (collectively, the "Delta Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

          Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

          Municipal Money Market Portfolio--to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

          Government Obligations Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          New York Municipal Money Market Portfolio--to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

        The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

        Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government or any governmental agency. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

        An investor may purchase and redeem Shares of any of the Delta classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

        BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

        This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Web Site (http://www.sec.gov).

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





PROSPECTUS                                                    December 29, 1998

                                  INTRODUCTION

        The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the four classes of the Fund's shares (collectively, the "Delta Classes") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios are diversified investment portfolios; the New York Municipal Money Market Portfolio is a non-diversified investment portfolio.

        The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

        The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

        The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

        The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is Tax-Exempt Interest and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks.

        Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

        The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

        An investor may purchase and redeem Shares of any of the Delta Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

        An investment in any of the Delta Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Estimated Annual Fund Operating Expenses (Delta Classes)
(as a percentage of average daily net assets)

        The Fee Table below contains a summary of the annual operating expenses of the Delta Classes based on expenses expected to be incurred for the current fiscal period, as a percentage of average daily net assets. An example based on the summary is also shown.


                                                                                   Government         New York
                                                                   Municipal       Obligations        Municipal
                                               Money Market      Money Market     Money Market      Money Market
                                                 Portfolio         Portfolio        Portfolio         Portfolio
                                               ------------      ------------     ------------      ------------

Management Fees (after
waivers)(1).................................        .22%              .08%             .30%              .02%
12b-1 Fees(1) ..............................        .53%              .58%             .56%              .52%
Other Expenses..............................        .22%              .23%             .12%              .28%
                                                    ----              ----             ----              ----
Total Fund Operating
Expenses (after waivers)(1).................        .97%              .89%             .98%              .82%
                                                    ====              ====             ====              ====



(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .37%, .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.12%, 1.14%, 1.09% and 1.13%, respectively.


Example

        An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                           1 Year         3 Years      5 Years        10 Years
                                                           ------         -------      -------        --------

Money Market*........................................        $10            $31          $54            $119
Municipal Money
 Market*.............................................        $ 9            $28          $49            $110
Government Obligations
 Money Market*.......................................        $10            $31          $54            $120
New York Municipal
 Money Market*.......................................        $ 8            $26          $46            $101




*  Other classes of these Portfolios are sold with different fees and expenses.

        The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Delta Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

        The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Delta Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on estimated costs and estimated fees expected to be charged to the Delta Classes, taking into account anticipated fee waivers and reimbursements. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

        From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

        The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Delta Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Delta Classes are not reflected in the total return and yields of the Delta Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Delta Classes may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."


                              FINANCIAL HIGHLIGHTS

        No financial data is supplied for the Portfolios because, as of the date of this Prospectus, the Portfolios had no performance history.


                       INVESTMENT OBJECTIVES AND POLICIES

                             Money Market Portfolio

        The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests. There is no assurance that the investment objective of the Money Market Portfolio will be achieved.

        Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

        Commercial Paper. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

        Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

        Variable Rate Demand Notes. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

        Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

        U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

        Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the

Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

        Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

        Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

        Municipal Obligations. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

        Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

        When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

        Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two (2) highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities,
(4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

        Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



                             INVESTMENT LIMITATIONS

        The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

        The Money Market Portfolio may not:

          1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

        So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities.

     Purchases of First Tier Securities that come within categories (ii) and
     (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


                        Municipal Money Market Portfolio


        The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Municipal Money Market Portfolio will be achieved.


        Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

        The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

        The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

        Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

        Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

        Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

        When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

        Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio, as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

        Eligible Securities. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio-Eligible Securities."


        Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio --Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.


        The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

        The Municipal Money Market Portfolio may not:

          1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in the obligations at the time of purchase of issuers in the same industry.

        In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

        So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

          1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


                  Government Obligations Money Market Portfolio


        The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal.

        Due to fluctuations in interest rates, the market value of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.


        Repurchase Agreements. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

        Reverse Repurchase Agreements. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

        Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

        The Portfolio may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset-Backed Securities."

        Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

        Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

        The Government Obligations Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The following investment limitations may not be changed, however, without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

        The Government Obligations Money Market Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


                    New York Municipal Money Market Portfolio


        The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

        Municipal Obligations. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio -- Municipal Obligations."

        Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

        Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

        Tax-Exempt Derivative Securities. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

        When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

        Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

        Taxable Investments. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investor's Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

        Eligible Securities. The New York Municipal Money Market Portfolio will only purchase "eligible securities." For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

        Special Considerations. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.



        The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


        Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to update the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.


        Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

        The New York Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The New York Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

        The New York Municipal Money Market Portfolio may not:

          1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

        In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

        So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

        Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                        PURCHASE AND REDEMPTION OF SHARES

                               Purchase Procedures


        General. Delta Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Delta Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Delta Shares.


        All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

        Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Delta Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Delta Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

        Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

        A broker may offer investors maintaining Accounts the ability to purchase Delta Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Delta Class designated by the investor as the "Primary Delta Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Delta Class at any time by so instructing his broker.

        If a broker makes special arrangements under which orders for Delta Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made available in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

        Direct Purchases. An investor may also make direct investments at any time in any Delta Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Delta Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Delta Family" to the Delta Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

        Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Delta Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 (in Delaware call collect (302) 791-1149), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Delta Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

          B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                PNC Bank, N.A., Philadelphia, Pa.
                ABA-0310-0005-3.
                FROM:  (name of investor)
                ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
                AMOUNT:  (amount to be invested)

          C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

        Retirement Plans. Delta Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              Redemption Procedures

        Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

        Redemption of Shares in an Account. An investor who beneficially owns Delta Shares in an Account may redeem Delta Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

        An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Delta Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

        Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

        Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to The Delta Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

        Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by a broker-dealer, financial institutions, securities dealers, financial planners, trustee, custodian other than the Distributor or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

        Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

        Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


        When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.


        Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

        The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in an Delta Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


                                 NET ASSET VALUE

        The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of its shares outstanding of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.

        The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

        With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


                                   MANAGEMENT

Board of Directors


        The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Delta Classes represents interests in one of the following such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

Investment Adviser



        BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company.


        As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB with respect to the Money Market and Government Obligations Money Market Portfolios provide for BIMC to also assist generally in supervising the operations of each such Portfolio, and to maintain the Portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

        For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

        For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million;
 .30% of the next $250 million; and .25% of net assets in excess of $500 million.

        PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

        BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.



Administrator


        PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


Transfer Agent, Dividend Disbursing Agent, and Custodian


        PNC Bank serves as the Fund's custodian and PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


Distributor


        Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Delta Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


Expenses

        The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to such class.

        The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.


                             DISTRIBUTION OF SHARES


        The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Delta Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Delta Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Delta Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

        Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

        Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Delta Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



                           DIVIDENDS AND DISTRIBUTIONS

        The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Delta Class unless a shareholder elects otherwise.

        The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

                                      TAXES


        Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

        Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

        Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

        Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

        You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

        Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

        The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



                              DESCRIPTION OF SHARES


        The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

        The Fund offers multiple classes of shares in each of its Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.


        THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE DELTA CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE DELTA CLASSES OF THESE PORTFOLIOS.

        Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

        The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

        Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


        As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.


        The Fund will issue share certificates for any of the Delta Shares only upon the written request of a shareholder sent to PFPC.


                                OTHER INFORMATION


Reports and Inquiries

        Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

Prospectus

THE EPSILON FAMILY



Money Market Portfolio
----------------------------
Municipal
Money Market Portfolio
----------------------------
Government Obligations
Money Market Portfolio
----------------------------
New York Municipal
Money Market Portfolio




                                                               December 29, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                                                               Page
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INTRODUCTION......................................................................................................2
FINANCIAL HIGHLIGHTS..............................................................................................6
INVESTMENT OBJECTIVES AND POLICIES................................................................................6
YEAR 2000.........................................................................................................9
INVESTMENT LIMITATIONS............................................................................................10
PURCHASE AND REDEMPTION OF SHARES.................................................................................21
NET ASSET VALUE...................................................................................................26
MANAGEMENT........................................................................................................26
DISTRIBUTION OF SHARES............................................................................................29
DIVIDENDS AND DISTRIBUTIONS.......................................................................................30
TAXES.............................................................................................................30
DESCRIPTION OF SHARES.............................................................................................31
OTHER INFORMATION.................................................................................................32

                               Investment Adviser
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware


                                  Distributor
                          Provident Distributors, Inc.
                           Conshohocken, Pennsylvania

                                    Custodian
                         PNC Bank, National Association
                           Philadelphia, Pennsylvania

                        Administrator and Transfer Agent
                                    PFPC Inc.
                              Wilmington, Delaware

                                     Counsel
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                               THE EPSILON FAMILY
                                       of
                               The RBB Fund, Inc.

                  The Epsilon Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the classes (collectively, the "Epsilon Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

                           Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

                           Municipal Money Market Portfolio--to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

                           Government Obligations Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

                           New York Municipal Money Market Portfolio--to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

                  The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

                  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government or any governmental agency. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

                  An investor may purchase and redeem Shares of any of the Epsilon classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

                  BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

                  This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Web Site (http://www.sec.gov).

                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS                                                     December 29, 1998

                                  INTRODUCTION

                  The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the four classes of the Fund's shares (collectively, the "Epsilon Classes") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios are diversified investment portfolios; the New York Municipal Money Market Portfolio is a non-diversified investment portfolio.


                  The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

                  The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

                  The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

                  The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is Tax-Exempt Interest and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks.

                  Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

                  The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

                  An investor may purchase and redeem Shares of any of the Epsilon Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

                  An investment in any of the Epsilon Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Estimated Annual Fund Operating Expenses (Epsilon Classes)
(as a percentage of average daily net assets)

         The Fee Table below contains a summary of the annual operating expenses of the Epsilon Classes based on expenses expected to be incurred for the current fiscal period, as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                                   Government         New York
                                                                   Municipal       Obligations        Municipal
                                               Money Market      Money Market     Money Market      Money Market
                                                 Portfolio         Portfolio        Portfolio         Portfolio
                                                 ---------         ---------        ---------         ---------


Management Fees (after
waivers)(1).................................        .22%              .08%             .30%              .02%
12b-1 Fees(1) ..............................        .53%              .58%             .56%              .52%
Other Expenses..............................        .22%              .23%             .12%              .28%
                                                    ----              ----             ----              ----
Total Fund Operating
Expenses (after waivers)(1).................        .97%              .89%             .98%              .82%
                                                    ====              ====             ====              ====



(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .37%, .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.12%, 1.14%, 1.09% and 1.13%, respectively.


Example

                  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                           1 Year         3 Years      5 Years        10 Years
                                                           ------         -------      -------        --------

Money Market*........................................        $10            $31          $54            $119
Municipal Money
 Market*.............................................        $ 9            $28          $49            $110
Government Obligations
 Money Market*.......................................        $10            $31          $54            $120
New York Municipal
 Money Market*.......................................        $ 8            $26          $46            $101



* Other classes of these Portfolios are sold with different fees and expenses.

                  The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Epsilon Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


                  The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Epsilon Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on estimated costs and estimated fees expected to be charged to the Epsilon Classes, taking into account anticipated fee waivers and reimbursements. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

                  From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

                  The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Epsilon Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Epsilon Classes are not reflected in the total return and yields of the Epsilon Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Epsilon Classes may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

                              FINANCIAL HIGHLIGHTS

                  No financial data is supplied for the Portfolios because, as of the date of this Prospectus, the Portfolios had no performance history.


                       INVESTMENT OBJECTIVES AND POLICIES

                             Money Market Portfolio

                  The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests. There is no assurance that the investment objective of the Money Market Portfolio will be achieved.


                  Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

                  Commercial Paper. The Portfolio may purchase commercial paper
(i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


                  Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

                  Variable Rate Demand Notes. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

                  Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

                  U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


                  Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

                  Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

                  Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

                  Municipal Obligations. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

                  Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

                  When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


                  Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two (2) highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

                  Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.




         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



                             INVESTMENT LIMITATIONS

                  The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  The Money Market Portfolio may not:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                  2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                  3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

                  4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

                  1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                  2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


                        Municipal Money Market Portfolio


                  The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Municipal Money Market Portfolio will be achieved.


                  Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

                  The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

                  The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                  Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                  Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

                  Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

                  When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

                  Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio, as described under "Investment Objectives and Policies--Money Market
Portfolio--Stand-By Commitments."

                  Eligible Securities. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market
Portfolio-Eligible Securities."

                  Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio --Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                  The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  The Municipal Money Market Portfolio may not:

                  1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

                  2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                  3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in the obligations at the time of purchase of issuers in the same industry.

                  In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

                  1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


                  Government Obligations Money Market Portfolio

                  The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal.
                                      -14-

                  Due to fluctuations in interest rates, the market value of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.

                  Repurchase Agreements. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

                  Reverse Repurchase Agreements. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

                  Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

                  The Portfolio may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset-Backed Securities."

                  Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

                  Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                  The Government Obligations Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The following investment limitations may not be changed, however, without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  The Government Obligations Money Market Portfolio may not:

                  1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

                  2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous.)

                  3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


                    New York Municipal Money Market Portfolio

                  The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

                  Municipal Obligations. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio -- Municipal Obligations."

                  Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

                  Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

                  Tax-Exempt Derivative Securities. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

                  When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

                  Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market
Portfolio--Stand-By Commitments."

                  Taxable Investments. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investor's Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

                  Eligible Securities. The New York Municipal Money Market Portfolio will only purchase "eligible securities." For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

                  Special Considerations. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


                  The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


                  Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York

City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to update the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

                  Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                  The New York Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The New York Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  The New York Municipal Money Market Portfolio may not:

                  1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                  2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

                  In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

                  1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                        PURCHASE AND REDEMPTION OF SHARES

                               Purchase Procedures


                  General. Epsilon Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Epsilon Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Epsilon Shares.


                  All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

                  Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Epsilon Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Epsilon Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

                  Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

                  A broker may offer investors maintaining Accounts the ability to purchase Epsilon Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Epsilon Class designated by the investor as the "Primary Epsilon Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Epsilon Class at any time by so instructing his broker.


                  If a broker makes special arrangements under which orders for Epsilon Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made available in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.


                  Direct Purchases. An investor may also make direct investments at any time in any Epsilon Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Epsilon Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Epsilon Family" to the Epsilon Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

                  Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Epsilon Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

                  A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 (in Delaware call collect (302) 791-1149), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Epsilon Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

                  B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                 PNC Bank, N.A., Philadelphia, Pa.
                 ABA-0310-0005-3.
                 FROM:  (name of investor)
                 ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
                 AMOUNT:  (amount to be invested)

                  C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

                  Retirement Plans. Epsilon Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              Redemption Procedures

                  Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

                  Redemption of Shares in an Account. An investor who beneficially owns Epsilon Shares in an Account may redeem Epsilon Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

                  An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Epsilon Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

                  Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

                  Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to The Epsilon Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

                  Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by a broker-dealer, financial institutions, securities dealers, financial planners, trustee, custodian other than the Distributor or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

                  Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

                  Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


                  When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.


                  Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

                  The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in an Epsilon Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

                                 NET ASSET VALUE

                  The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of its shares outstanding of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.

                  The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

                  With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


                                   MANAGEMENT

Board of Directors


                  The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Epsilon Classes represents interests in one of the following such investment portfolios: the Money Market

Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.


Investment Adviser



                  BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company.


                  As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB with respect to the Money Market and Government Obligations Money Market Portfolios provide for BIMC to also assist generally in supervising the operations of each such Portfolio, and to maintain the Portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

                  For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

                  For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million.

                  PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

                  BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.



Administrator


         PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


Transfer Agent, Dividend Disbursing Agent, and Custodian

         PNC Bank serves as the Fund's custodian and PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


Distributor


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Epsilon Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


Expenses


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to such class.


                  The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.

                             DISTRIBUTION OF SHARES


                  The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Epsilon Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Epsilon Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of
 .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Epsilon Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

                  Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

                  Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Epsilon Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



                           DIVIDENDS AND DISTRIBUTIONS

                  The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Epsilon Class unless a shareholder elects otherwise.

                  The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


                                      TAXES



         Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

         Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                              DESCRIPTION OF SHARES

                  The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

                  The Fund offers multiple classes of shares in each of its Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

                  THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE EPSILON CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE EPSILON CLASSES OF THESE PORTFOLIOS.

                  Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

                  The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                  Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

                  As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

                  The Fund will issue share certificates for any of the Epsilon Shares only upon the written request of a shareholder sent to PFPC.


                                OTHER INFORMATION


Reports and Inquiries

                  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect (302) 791-1196).

Prospectus

THE ZETA FAMILY



Money Market Portfolio

----------------------------
Municipal
Money Market Portfolio

----------------------------
Government Obligations
Money Market Portfolio

----------------------------
New York Municipal
Money Market Portfolio



                                                               December 29, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INTRODUCTION.................................................................
FINANCIAL HIGHLIGHTS.........................................................
INVESTMENT OBJECTIVES AND POLICIES...........................................
YEAR 2000....................................................................
INVESTMENT LIMITATIONS.......................................................
PURCHASE AND REDEMPTION OF SHARES............................................
NET ASSET VALUE..............................................................
MANAGEMENT...................................................................
DISTRIBUTION OF SHARES.......................................................
DIVIDENDS AND DISTRIBUTIONS..................................................
TAXES........................................................................
DESCRIPTION OF SHARES........................................................
OTHER INFORMATION............................................................

                               Investment Adviser
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware


                                  Distributor
                          Provident Distributors, Inc.
                           Conshohocken, Pennsylvania


                                    Custodian
                         PNC Bank, National Association
                           Philadelphia, Pennsylvania

                        Administrator and Transfer Agent
                                    PFPC Inc.
                              Wilmington, Delaware

                                     Counsel
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                                 THE ZETA FAMILY
                                       of
                               The RBB Fund, Inc.

     The Zeta Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the classes (collectively, the "Zeta Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

          Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

          Municipal Money Market Portfolio--to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

          Government Obligations Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          New York Municipal Money Market Portfolio--to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

     The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government or any governmental agency. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     An investor may purchase and redeem Shares of any of the Zeta classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Web Site (http://www.sec.gov).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





PROSPECTUS                                                     December 29, 1998

                                  INTRODUCTION

     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the four classes of the Fund's shares (collectively, the "Zeta Classes") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios are diversified investment portfolios; the New York Municipal Money Market Portfolio is a non-diversified investment portfolio.

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is Tax-Exempt Interest and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

     An investor may purchase and redeem Shares of any of the Zeta Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in any of the Zeta Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Estimated Annual Fund Operating Expenses (Zeta Classes)
(as a percentage of average daily net assets)

     The Fee Table below contains a summary of the annual operating expenses of the Zeta Classes based on expenses expected to be incurred for the current fiscal period, as a percentage of average daily net assets. An example based on the summary is also shown.


                                                                                   Government         New York
                                                                   Municipal       Obligations        Municipal
                                                Money Market      Money Market     Money Market      Money Market
                                                 Portfolio         Portfolio        Portfolio         Portfolio
                                                ------------      ------------     ------------      ------------
Management Fees (after
waivers)(1).................................        .22%              .08%             .30%              .02%
12b-1 Fees(1) ..............................        .53%              .58%             .56%              .52%
Other Expenses..............................        .22%              .23%             .12%              .28%
                                                    ----              ----             ----              ----
Total Fund Operating
Expenses (after waivers)(1).................        .97%              .89%             .98%              .82%
                                                    ====              ====             ====              ====


(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .37%, .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.12%, 1.14%, 1.09% and 1.13%, respectively.


Example

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 Year         3 Years      5 Years        10 Years
                                                           ------         -------      -------        --------

Money Market*........................................        $10            $31          $54            $119
Municipal Money
 Market*.............................................        $ 9            $28          $49            $110
Government Obligations
 Money Market*.......................................        $10            $31          $54            $120
New York Municipal
 Money Market*.......................................        $ 8            $26          $46            $101


*  Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Zeta Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Zeta Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on estimated costs and estimated fees expected to be charged to the Zeta Classes, taking into account anticipated fee waivers and reimbursements. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Zeta Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Zeta Classes are not reflected in the total return and yields of the Zeta Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Zeta Classes may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same

Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."


                              FINANCIAL HIGHLIGHTS

     No financial data is supplied for the Portfolios because, as of the date of this Prospectus, the Portfolios had no performance history.


                       INVESTMENT OBJECTIVES AND POLICIES

                             Money Market Portfolio

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests. There is no assurance that the investment objective of the Money Market Portfolio will be achieved.

     Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     Commercial Paper. The Portfolio may purchase commercial paper (i) rated
(at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     Variable Rate Demand Notes. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     Municipal Obligations. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two (2) highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

      Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



                             INVESTMENT LIMITATIONS

     The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Money Market Portfolio may not:

          1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


                        Municipal Money Market Portfolio



     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Municipal Money Market Portfolio will be achieved.


     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio, as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     Eligible Securities. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio-Eligible Securities."

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio --Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



     The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Municipal Money Market Portfolio may not:

          1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in the obligations at the time of purchase of issuers in the same industry.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

          1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


                  Government Obligations Money Market Portfolio


     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal.

     Due to fluctuations in interest rates, the market value of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.


     Repurchase Agreements. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

     Reverse Repurchase Agreements. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

     Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     The Portfolio may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -Asset-Backed Securities."

     Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment

Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Government Obligations Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The following investment limitations may not be changed, however, without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Government Obligations Money Market Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                    New York Municipal Money Market Portfolio

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio -- Municipal Obligations."

     Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Tax-Exempt Derivative Securities. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     Taxable Investments. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investor's Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

     Eligible Securities. The New York Municipal Money Market Portfolio will only purchase "eligible securities." For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     Special Considerations. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


     The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to update the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The New York Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The New York Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

             The New York Municipal Money Market Portfolio may not:


          1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the

     Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                        PURCHASE AND REDEMPTION OF SHARES

                               Purchase Procedures


     General. Zeta Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Zeta Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Zeta Shares.


     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Zeta Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Zeta Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

     Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Zeta Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Zeta Class designated by the investor as the "Primary Zeta Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Zeta Class at any time by so instructing his broker.

     If a broker makes special arrangements under which orders for Zeta Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made available in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     Direct Purchases. An investor may also make direct investments at any time in any Zeta Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Zeta Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Zeta Family" to the Zeta Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Zeta Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The

Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 (in Delaware call collect (302) 791-1149), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Zeta Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

          B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                 PNC Bank, N.A., Philadelphia, Pa.
                 ABA-0310-0005-3.
                 FROM:  (name of investor)
                 ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
                 AMOUNT:  (amount to be invested)

          C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

     Retirement Plans. Zeta Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              Redemption Procedures

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     Redemption of Shares in an Account. An investor who beneficially owns Zeta Shares in an Account may redeem Zeta Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after

12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Zeta Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to The Zeta Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by a broker-dealer, financial institutions, securities dealers, financial planners, trustee, custodian other than the Distributor or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.


     Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to

Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in an Zeta Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


                                 NET ASSET VALUE

     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of its shares outstanding of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


                                   MANAGEMENT

Board of Directors

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Zeta Classes represents interests in one of the following such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.


Investment Adviser



     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company.


     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB with respect to the Money Market and Government Obligations Money Market Portfolios provide for BIMC to also assist generally in supervising the operations of each such Portfolio, and to maintain the Portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

     For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the

Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million.

     PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

     BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.



Administrator


     PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Transfer Agent, Dividend Disbursing Agent, and Custodian


     PNC Bank serves as the Fund's custodian and PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


Distributor


     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Zeta Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


Expenses


     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to such class.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.



                             DISTRIBUTION OF SHARES


     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Zeta Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Zeta Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Zeta Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Zeta Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Zeta Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


                                      TAXES



     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.





                              DESCRIPTION OF SHARES


     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).


     The Fund offers multiple classes of shares in each of its Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE ZETA CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE ZETA CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.


     The Fund will issue share certificates for any of the Zeta Shares only upon the written request of a shareholder sent to PFPC.


                                OTHER INFORMATION


Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

Prospectus

THE ETA FAMILY



Money Market Portfolio
----------------------
Municipal
Money Market Portfolio
----------------------
Government Obligations
Money Market Portfolio
----------------------
New York Municipal
Money Market Portfolio




                                                               December 29, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                TABLE OF CONTENTS
                                                                        Page
INTRODUCTION...............................................................
FINANCIAL HIGHLIGHTS.......................................................
INVESTMENT OBJECTIVES AND POLICIES.........................................
YEAR 2000..................................................................
INVESTMENT LIMITATIONS.....................................................
PURCHASE AND REDEMPTION OF SHARES..........................................
NET ASSET VALUE............................................................
MANAGEMENT.................................................................
DISTRIBUTION OF SHARES.....................................................
DIVIDENDS AND DISTRIBUTIONS................................................
TAXES......................................................................
DESCRIPTION OF SHARES......................................................
OTHER INFORMATION..........................................................

                               Investment Adviser
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware



                                  Distributor
                          Provident Distributors, Inc.
                           Conshohocken, Pennsylvania


                                    Custodian
                         PNC Bank, National Association
                           Philadelphia, Pennsylvania

                        Administrator and Transfer Agent
                                    PFPC Inc.
                              Wilmington, Delaware

                                     Counsel
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania


                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                                 THE ETA FAMILY
                                       of
                               The RBB Fund, Inc.


     The Eta Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the classes (collectively, the "Eta Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:


          Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

          Municipal Money Market Portfolio--to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

          Government Obligations Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          New York Municipal Money Market Portfolio--to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

     The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government or any governmental agency. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     An investor may purchase and redeem Shares of any of the Eta classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Web Site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





PROSPECTUS                                                    December 29, 1998

                                  INTRODUCTION


     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the four classes of the Fund's shares (collectively, the "Eta Classes") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios are diversified investment portfolios; the New York Municipal Money Market Portfolio is a non-diversified investment portfolio.


     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is Tax-Exempt Interest and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


     The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.


     An investor may purchase and redeem Shares of any of the Eta Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in any of the Eta Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Estimated Annual Fund Operating Expenses (Eta Classes)
(as a percentage of average daily net assets)

     The Fee Table below contains a summary of the annual operating expenses of the Eta Classes based on expenses expected to be incurred for the current fiscal period, as a percentage of average daily net assets. An example based on the summary is also shown.



                                                                                   Government         New York
                                                                   Municipal       Obligations        Municipal
                                               Money Market      Money Market     Money Market      Money Market
                                                 Portfolio         Portfolio        Portfolio         Portfolio
                                               ------------      ------------     ------------      ------------

Management Fees (after
waivers)(1).................................        .22%              .08%             .30%              .02%
12b-1 Fees(1) ..............................        .53%              .58%             .56%              .52%
Other Expenses..............................        .22%              .23%             .12%              .28%
                                                    ----              ----             ----              ----
Total Fund Operating
Expenses (after waivers)(1).................        .97%              .89%             .98%              .82%
                                                    ====              ====             ====              ====




(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .37%, .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.12%, 1.14%, 1.09% and 1.13%, respectively.


Example

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                                                           1 Year         3 Years      5 Years        10 Years
                                                           ------         -------      -------        --------

Money Market*........................................        $10            $31          $54            $119
Municipal Money
 Market*.............................................       $  9            $28          $49            $110
Government Obligations
 Money Market*.......................................        $10            $31          $54            $120
New York Municipal
 Money Market*.......................................       $  8            $26          $46            $101




*  Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Eta Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Eta Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on estimated costs and estimated fees expected to be charged to the Eta Classes, taking into account anticipated fee waivers and reimbursements. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Eta Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Eta Classes are not reflected in the total return and yields of the Eta Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Eta Classes may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."



                              FINANCIAL HIGHLIGHTS

     No financial data is supplied for the Portfolios because, as of the date of this Prospectus, the Portfolios had no performance history.


     INVESTMENT OBJECTIVES AND POLICIES

     Money Market Portfolio

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests. There is no assurance that the investment objective of the Money Market Portfolio will be achieved.


     Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     Commercial Paper. The Portfolio may purchase commercial paper (i) rated
(at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     Variable Rate Demand Notes. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


     Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the

Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


     Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     Municipal Obligations. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two (2) highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



                             INVESTMENT LIMITATIONS

     The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Money Market Portfolio may not:

          1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities.

     Purchases of First Tier Securities that come within categories (ii) and
     (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


                        Municipal Money Market Portfolio


     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Municipal Money Market Portfolio will be achieved.


     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio, as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     Eligible Securities. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio-Eligible Securities."

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio --Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Municipal Money Market Portfolio may not:

          1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in the obligations at the time of purchase of issuers in the same industry.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

          1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


                  Government Obligations Money Market Portfolio


     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal.

     Due to fluctuations in interest rates, the market value of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.


     Repurchase Agreements. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

     Reverse Repurchase Agreements. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

     Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     The Portfolio may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset-Backed Securities."

     Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Government Obligations Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The following investment limitations may not be changed, however, without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Government Obligations Money Market Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


                    New York Municipal Money Market Portfolio

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio -- Municipal Obligations."

     Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Tax-Exempt Derivative Securities. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     Taxable Investments. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investor's Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

     Eligible Securities. The New York Municipal Money Market Portfolio will only purchase "eligible securities." For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     Special Considerations. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


     The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.



     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to update the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.


     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The New York Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The New York Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The New York Municipal Money Market Portfolio may not:

          1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                        PURCHASE AND REDEMPTION OF SHARES

                               Purchase Procedures


     General. Eta Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Eta Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Eta Shares.


     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Eta Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Eta Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

     Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Eta Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Eta Class designated by the investor as the "Primary Eta Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Eta Class at any time by so instructing his broker.

     If a broker makes special arrangements under which orders for Eta Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made available in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     Direct Purchases. An investor may also make direct investments at any time in any Eta Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Eta Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Eta Family" to the Eta Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Eta Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 (in Delaware call collect (302) 791-1149), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Eta Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

          B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                 PNC Bank, N.A., Philadelphia, Pa.
                 ABA-0310-0005-3.
                 FROM:  (name of investor)
                 ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
                 AMOUNT:  (amount to be invested)

          C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

     Retirement Plans. Eta Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              Redemption Procedures

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     Redemption of Shares in an Account. An investor who beneficially owns Eta Shares in an Account may redeem Eta Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Eta Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to The Eta Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by a broker-dealer, financial institutions, securities dealers, financial planners, trustee, custodian other than the Distributor or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.


     Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in an Eta Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


                                 NET ASSET VALUE

     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of its shares outstanding of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


                                   MANAGEMENT

Board of Directors



     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Eta Classes represents interests in one of the following such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

Investment Adviser



     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company.


     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB with respect to the Money Market and Government Obligations Money Market Portfolios provide for BIMC to also assist generally in supervising the operations of each such Portfolio, and to maintain the Portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

     For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million;
 .30% of the next $250 million; and .25% of net assets in excess of $500 million.

     PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

     BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.



Administrator


     PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


Transfer Agent, Dividend Disbursing Agent, and Custodian


     PNC Bank serves as the Fund's custodian and PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


Distributor


     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Eta Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").


Expenses


     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to such class.


     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.

                             DISTRIBUTION OF SHARES


     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Eta Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Eta Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Eta Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Eta Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Eta Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

                                      TAXES

     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                              DESCRIPTION OF SHARES

     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution

Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE ETA CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE ETA CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

     The Fund will issue share certificates for any of the Eta Shares only upon the written request of a shareholder sent to PFPC.


                                OTHER INFORMATION


Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

Prospectus

THE THETA FAMILY



Money Market Portfolio
----------------------
Municipal
Money Market Portfolio
----------------------
Government Obligations
Money Market Portfolio
----------------------
New York Municipal
Money Market Portfolio



                                                               December 29, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----
INTRODUCTION...............................................................
FINANCIAL HIGHLIGHTS.......................................................
INVESTMENT OBJECTIVES AND POLICIES.........................................
YEAR 2000..................................................................
INVESTMENT LIMITATIONS.....................................................
PURCHASE AND REDEMPTION OF SHARES..........................................
NET ASSET VALUE............................................................
MANAGEMENT.................................................................
DISTRIBUTION OF SHARES.....................................................
DIVIDENDS AND DISTRIBUTIONS................................................
TAXES......................................................................
DESCRIPTION OF SHARES......................................................
OTHER INFORMATION..........................................................

                               Investment Adviser
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware


                                  Distributor
                          Provident Distributors, Inc.
                           Conshohocken, Pennsylvania


                                    Custodian
                         PNC Bank, National Association
                           Philadelphia, Pennsylvania

                        Administrator and Transfer Agent
                                    PFPC Inc.
                              Wilmington, Delaware

                                     Counsel
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                                THE THETA FAMILY
                                       of
                               The RBB Fund, Inc.

     The Theta Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the classes (collectively, the "Theta Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

          Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

          Municipal Money Market Portfolio--to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

          Government Obligations Money Market Portfolio--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          New York Municipal Money Market Portfolio--to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes.

     The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in Shares of the Fund involve investment risks, including the possible loss of principal. An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government or any governmental agency. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     An investor may purchase and redeem Shares of any of the Theta classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PNC Bank, National Association ("PNC Bank") serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Web Site (http://www.sec.gov).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





PROSPECTUS                                                    December 29, 1998

                                  INTRODUCTION

     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the four classes of the Fund's shares (collectively, the "Theta Classes") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios are diversified investment portfolios; the New York Municipal Money Market Portfolio is a non-diversified investment portfolio.

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is Tax-Exempt Interest and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund. PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

     An investor may purchase and redeem Shares of any of the Theta Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in any of the Theta Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

Estimated Annual Fund Operating Expenses (Theta Classes)
(as a percentage of average daily net assets)

     The Fee Table below contains a summary of the annual operating expenses of the Theta Classes based on expenses expected to be incurred for the current fiscal period, as a percentage of average daily net assets. An example based on the summary is also shown.


                                                                                   Government         New York
                                                                   Municipal       Obligations        Municipal
                                               Money Market      Money Market     Money Market      Money Market
                                                 Portfolio         Portfolio        Portfolio         Portfolio
                                               ------------      ------------     ------------      ------------

Management Fees (after
waivers)(1).................................        .22%              .08%             .30%              .02%
12b-1 Fees(1) ..............................        .53%              .58%             .56%              .52%
Other Expenses..............................        .22%              .23%             .12%              .28%
                                                    ----              ----             ----              ----
Total Fund Operating
Expenses (after waivers)(1).................        .97%              .89%             .98%              .82%
                                                    ====              ====             ====              ====



(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .37%, .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.12%, 1.14%, 1.09% and 1.13%, respectively.


Example

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                           1 Year         3 Years      5 Years        10 Years
                                                           ------         -------      -------        --------

Money Market*........................................        $10            $31          $54            $119
Municipal Money
 Market*.............................................        $ 9            $28          $49            $110
Government Obligations
 Money Market*.......................................        $10            $31          $54            $120
New York Municipal
 Money Market*.......................................        $ 8            $26          $46            $101




*  Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Theta Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Theta Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on estimated costs and estimated fees expected to be charged to the Theta Classes, taking into account anticipated fee waivers and reimbursements. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return", "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Theta Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Theta Classes are not reflected in the total return and yields of the Theta Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Theta Classes may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."


                              FINANCIAL HIGHLIGHTS

     No financial data is supplied for the Portfolios because, as of the date of this Prospectus, the Portfolios had no performance history.


                       INVESTMENT OBJECTIVES AND POLICIES

                             Money Market Portfolio

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests. There is no assurance that the investment objective of the Money Market Portfolio will be achieved.

     Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     Commercial Paper. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     Variable Rate Demand Notes. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the

Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     Municipal Obligations. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     When-Issued Securities. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two (2) highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



         YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



                             INVESTMENT LIMITATIONS

     The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Money Market Portfolio may not:

          1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities.

     Purchases of First Tier Securities that come within categories (ii) and
     (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


                        Municipal Money Market Portfolio

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     Tax-Exempt Derivative Securities. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio, as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     Eligible Securities. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities."

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio --Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Municipal Money Market Portfolio may not:

          1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in the obligations at the time of purchase of issuers in the same industry.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

          1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


                  Government Obligations Money Market Portfolio

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal.

     Due to fluctuations in interest rates, the market value of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.

     Repurchase Agreements. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

     Reverse Repurchase Agreements. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

     Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     The Portfolio may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset-Backed Securities."

     Lending of Securities. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Government Obligations Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The following investment limitations may not be changed, however, without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Government Obligations Money Market Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


                    New York Municipal Money Market Portfolio

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term" obligations). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

     Municipal Obligations. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio -- Municipal Obligations."

     Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated. The Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     Tax-Exempt Derivative Securities. The New York Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

     When-Issued Securities. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     Taxable Investments. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investor's Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

     Eligible Securities. The New York Municipal Money Market Portfolio will only purchase "eligible securities." For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     Special Considerations. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, and by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


     The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and lower market prices for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to update the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

     Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The New York Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The New York Municipal Money Market Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The New York Municipal Money Market Portfolio may not:

          1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     In addition, without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                        PURCHASE AND REDEMPTION OF SHARES

                               Purchase Procedures

     General. Theta Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Theta Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Theta Shares.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     Purchases through an Account. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Theta Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Theta Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

     Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Theta Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Theta Class designated by the investor as the "Primary Theta Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Theta Class at any time by so instructing his broker.

     If a broker makes special arrangements under which orders for Theta Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made available in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     Direct Purchases. An investor may also make direct investments at any time in any Theta Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Theta Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Theta Family" to the Theta Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Theta Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 (in Delaware call collect (302) 791-1149), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Theta Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

          B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                 PNC Bank, N.A., Philadelphia, Pa.
                 ABA-0310-0005-3.
                 FROM:  (name of investor)
                 ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
                 AMOUNT:  (amount to be invested)

          C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

     Retirement Plans. Theta Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              Redemption Procedures

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     Redemption of Shares in an Account. An investor who beneficially owns Theta Shares in an Account may redeem Theta Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Theta Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     Redemption of Shares Owned Directly. A direct investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to The Theta Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by a broker-dealer, financial institutions, securities dealers, financial planners, trustee, custodian other than the Distributor or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     Redemption by Check. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     Additional Redemption Information. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in an Theta Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


                                 NET ASSET VALUE

     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of its shares outstanding of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


                                   MANAGEMENT

Board of Directors


     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Theta Classes represents interests in one of the following such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

Investment Adviser


     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company.


     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB with respect to the Money Market and Government Obligations Money Market Portfolios provide for BIMC to also assist generally in supervising the operations of each such Portfolio, and to maintain the Portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

     For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million;
 .30% of the next $250 million; and .25% of net assets in excess of $500 million.

     PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

     BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.


Administrator

     PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of their administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank serves as the Fund's custodian and PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Distributor

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Theta Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

Expenses

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to such class.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.

                             DISTRIBUTION OF SHARES

     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Theta Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Theta Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Theta Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Theta Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Theta Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

                                      TAXES

     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                              DESCRIPTION OF SHARES

     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution

Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE THETA CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE THETA CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

     The Fund will issue share certificates for any of the Theta Shares only upon the written request of a shareholder sent to PFPC.


                                OTHER INFORMATION


Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                              (Institutional Class)
                                       of
                               The RBB Fund, Inc.


     Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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PROSPECTUS                                                   December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------

     RBB is an open-end management company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

FEE TABLE

     The following table illustrates annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

Annual Fund Operating Expenses (as a percentage of average net assets)


         Management Fees (after waivers)*.................................. .49%
                                                                           -----
         12b-1 Fees........................................................0.00%
                                                                           ====
         Other Expenses (after waivers and reimbursements)................. .51%
         Total Fund Operating Expenses (after waivers
                  and expense reimbursements)*.............................1.00%
                                                                           ====

     * In the absence of fee waivers and expense reimbursements, Management Fees would be 0.75%; Other Expenses would be .74%; and Total Fund Operating Expenses would be 1.49%. Management Fees are based on average daily net assets and are calculated daily and paid monthly.



Example

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period-


                                                   One        Three       Five        Ten
                                                   Year       Years       Years       Years
                                                   ----       -----       -----       -----

         Boston Partners Large Cap Value Fund      $10         $32         $55         $122

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and Administrative Services Fees for the Fund. However, there can be no assurance that any future expense reimbursements and waivers of Management Fees and Administrative Services Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period January 2, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
         (For an Institutional Share outstanding throughout each period)


                                                                                                             For the Period
                                                                                For the Fiscal              January 2, 1997*
                                                                                  Year Ended               through August 31,
                                                                               August 31, 1998                    1997
                                                                               ---------------             ------------------
Per Share Operating Performance**
Net asset value, beginning of period.................................            $ 12.46                         $ 10.00
                                                                                 -------                         -------
Net investment income (1)............................................               0.12                            0.05
Net realized and unrealized gain/(loss) on investments (2)...........              (1.31)                           2.41
                                                                                 -------                         -------
Net increase/(decrease) in net assets resulting
from operations......................................................              (1.19)                           2.46
                                                                                 -------                         -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income................................................              (0.08)                             --
Net realized capital gains...........................................              (0.61)                             --
                                                                                 -------                         -------

Net asset value, end of period.......................................            $ 10.58                         $ 12.46
                                                                                 =======                         =======
Total investment return (3)..........................................             (10.23%)                        24.60%
                                                                                 =======                         =======
Ratios/Supplemental Data                                                         $50,724                         $24,603
Net assets, end of period (000)......................................
Ratio of expenses to average net
  assets(1)(4)....................................................                 1.00%                           1.00%(5)
Ratio of net investment income to
  average net assets(1)...........................................                 0.87%                           1.19%(5)
Portfolio turnover rate..........................................                111.68%                          67.16%(6)


*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Until May 29, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Fund's previous Distributor in 12b-1 fees. From May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Administrative Services Agent pursuant to the Administrative Services Plan for Institutional shares in lieu of 12b-1 fees. Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 2.64% and 1.49%, respectively, for the Institutional Class.
(5)  Annualized.
(6)  Not annualized.

INVESTMENT OBJECTIVE AND POLICIES
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     The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as possessing value characteristics.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalization; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase and reverse repurchase agreements and dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and as discussed in "Investment Objective and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

     The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
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     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

     The Fund may not:

1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchases more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the

     Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.


     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).



RISK FACTORS
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     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objective and Policies" and in the Statement of Additional Information under "Investment Objective and Policies."

     European Currency Unification. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.


YEAR 2000
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         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.


ASSET ALLOCATION
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     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

     General. Investment methods described in this Prospectus are among those that the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


MANAGEMENT
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Board of Directors

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is entitled to receive under the Advisory Agreement a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser intends to limit total Fund operating expenses to 1.00% of the Fund's average daily net assets.

Portfolio Management


     The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $5.5 billion in Large Cap Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fifteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty-one years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.

Administrator

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC is entitled to receive a fee under an administration and accounting services agreement calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum fee of $75,000 payable monthly on a pro rata basis.

Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Administrative Services Agent

     Provident Distributors, Inc. ("PDI"), with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

Distributor

     PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

Expenses

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays an administrative services fee, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and of increasing its yield to investors.


DISTRIBUTION OF SHARES
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     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any Portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub- transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares-Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.


Purchases Through Intermediaries.

     Shares of the Fund may be available through certain brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee') of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Shares, or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

HOW TO PURCHASE SHARES
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General

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                       PNC Bank, N.A.
                       Philadelphia, PA  19103
                       ABA NUMBER:  0310-0005-3
                       CREDITING ACCOUNT NUMBER:  86-1108-2507
                       FROM: (name of investor)
                       ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Large Cap Value Fund
                       AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

Automatic Investing

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

HOW TO REDEEM AND EXCHANGE SHARES
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Redemption by Mail


     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "How to Redeem and Exchange Shares -- Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Involuntary Redemption

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB, subject to restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Fund into which he/she would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

Exchange Privilege Limitations

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.


     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.


Telephone Transactions

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
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     The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing by the result of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of 4:00 p.m. Eastern Time on each Business Day.


     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
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     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and tractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
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     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.


     The Fund will elect to be taxed as a regulated investment company for federal income tax purposes. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal income or excise tax.

     Fund distributions to shareholders, unless otherwise exempt, will be taxable (except distributions that are treated for federal income tax purposes as a return of capital) regardless of whether the distributions are received in cash or reinvested in additional shares. Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares. All other taxable distributions are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, if such dividends are paid during January of the following year.


     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.


     Shareholders who sell or redeem shares, or exchange shares representing interests in one Fund for shares representing interests in another Fund, will generally recognize capital gain or loss for federal income tax purposes. The gain or loss will be long-term capital gain or loss if the shares have been held for more than twelve months, and short-term otherwise, except that a loss on shares held six months or less will be treated as long-term capital loss to the extent of any capital gains distribution received on the shares.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships are generally subject to different U.S. Federal income tax treatment from that described above. In particular, such shareholders will generally not be subject to U.S. federal income tax on capital gains on or with respect to their shares, and other distributions to them will be subject to 30% withholding tax unless such tax is reduced or eliminated under an applicable tax treaty.



MULTI-CLASS STRUCTURE
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     The Fund offers one other class of shares, Investor Shares, which are offered directly to individual investors, pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares.
Information concerning this other class may be obtained by calling the Fund at (888) 261-4073.




DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 97 billion shares are currently classified into
18.326 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS LARGE CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries


     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC, at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-tree (888) 261-4073.


Share Certificates

     In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

Historical Performance Information


     For the period from commencement of operations (January 2, 1997) through August 31, 1998, the total return since inception (not annualized) for the Institutional Class of Shares of the Fund was as follows:

         Unannualized investment returns for the period ended August 31, 1998

                                                                  Since
                                                              Inception
                                                              ---------
         Boston Partners Large Cap Value Fund
         (Institutional Shares)................................. 11.85%

     The total return assumes reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements or waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund, and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions, which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

Annualized investment returns for the period ended August 31, 1998
                                                                        Since
                                                   One Year           Inception*
                                                   --------           ----------


         Composite Performance..............        (14.68)%              6.97%
         S&P 500 Stock Index................           8.11%             18.64%

*    The Adviser commenced managing these accounts on January 2, 1997.

     The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NYSE.

Future Performance Information

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION
OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL
INFORMATION INCORPORATED HEREIN BY REFERENCE, IN
CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS
AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS
DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN
OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE
MADE.

               -------------------------

                   TABLE OF CONTENTS

                                                    Page
                                                    ----



INTRODUCTION.........................................2
FINANCIAL HIGHLIGHTS.................................3
INVESTMENT OBJECTIVES AND POLICIES...................6
INVESTMENT LIMITATIONS...............................7
RISK FACTORS.........................................8
MANAGEMENT...........................................8
ADMINISTRATIVE SERVICES AGENT.......................10
DISTRIBUTION OF SHARES..............................11
HOW TO PURCHASE SHARES..............................11
HOW TO REDEEM AND EXCHANGE SHARES...................13
NET ASSET VALUE.....................................15
DIVIDENDS AND DISTRIBUTIONS.........................16
TAXES...............................................16
MULTI-CLASS STRUCTURE...............................17
DESCRIPTION OF SHARES...............................17
OTHER INFORMATION...................................18



Investment Adviser
Boston Partners Asset Management, L.P.
Boston, Massachusetts

Custodian
PNC Bank, N.A.
Philadelphia,  Pennsylvania

Transfer Agent and Administrator
PFPC Inc.
Wilmington, Delaware


Distributor and Administrative Services Agent
Provident Distributors, Inc.
Conshohocken, Pennsylvania


Counsel
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

                       PROSPECTUS


                   December 29, 1998







                    BOSTON PARTNERS
                       LARGE CAP
                       VALUE FUND
                 (Institutional Shares)




bp

                    BOSTON PARTNERS
                    ---------------
                 ASSET MANAGEMENT, L.P.
                 ----------------------

Boston Partners Large Cap Value Fund     bp
         (Institutional Class)           BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                         --------------------------------------

ACCOUNT APPLICATION

Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

                  (Please check the appropriate box(es) below.)

-------------------
1.
Account
Registration:
-------------------

|_|  Individual           |_|  Joint Tenant          |_|  Other

--------------------------------------------------------------------------------
Name                         SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

--------------------------------------------------------------------------------
NAME OF JOINT OWNER               JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #


For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

-------------------
GIFT TO MINOR:
-------------------

 |_|  Uniform Gifts/Transfer to Minor's Act

--------------------------------------------------------------------------------
 NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

--------------------------------------------------------------------------------
 NAME OF MINOR (ONLY ONE PERMITTED)

--------------------------------------------------------------------------------
 MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

-------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
-------------------

--------------------------------------------------------------------------------
NAME OF CORPORATION, PARTNERSHIP, OR OTHER                 NAME(S) OF TRUSTEE(S)

--------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
STREET OR P.O. BOX AND/OR APARTMENT NUMBER

--------------------------------------------------------------------------------
CITY                                     STATE                         ZIP CODE

--------------------------------------------------------------------------------
DAY PHONE NUMBER                                            EVENING PHONE NUMBER

Minimum initial investment of $100,000        Amount of investment $____________

Make the check payable to Boston Partners Large Cap Value Fund.

Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

-------------------
2.
Mailing
Address:
-------------------

-------------------
3
Investment
Information:
-------------------

-------------------
DISTRIBUTION
OPTIONS:
-------------------

Note: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

Dividends |_| Pay by check |_| Reinvest |_| Capital Gains |_| Pay by check
|_| Reinvest   |_|

-------------------
4
Telephone
Redemption:
-------------------

To use this option, you must initial the appropriate line below.

I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the

______________________    __________________________   Redeem shares, and send
individual initial             joint initial           the proceeds to the
                                                       address of record.





______________________    __________________________   Exchange shares for
individual initial             joint initial           shares of The Boston
                                                       Partners Mid Cap Value
                                                       Fund, Bond Fund, Micro
                                                       Cap Value Fund, Market
                                                       Neutral Fund or
                                                       Long-Short Equity Fund.






-------------------
5
Automatic
Investment
Plan:
-------------------

The Account Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $________ from my checking account (named below) on or about the 20th of the month. Please attach an unsigned, voided check.

|_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other

-------------------
BANK OF RECORD:
-------------------

--------------------------------------------------------------------------------
BANK NAME                                        STREET ADDRESS OR P.O. BOX

--------------------------------------------------------------------------------
CITY                     STATE                                    ZIP CODE

--------------------------------------------------------------------------------
BANK ABA NUMBER                                         BANK ACCOUNT NUMBER




-------------------
6

Signatures
-------------------


The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.

--------------------------------------------------------------------------------
SIGNATURE OF APPLICANT                                          DATE

--------------------------------------------------------------------------------
PRINT NAME                                                TITLE (IF APPLICABLE)

--------------------------------------------------------------------------------
SIGNATURE OF JOINT OWNER                                        DATE


--------------------------------------------------------------------------------
PRINT NAME                                                TITLE (IF APPLICABLE)


(If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

Mail completed Account Application and check to: The Boston Partners Large Cap
                                                 Value Fund
                                                 c/o PFPC Inc.
                                                 P.O. Box 8852
                                                 Wilmington, DE  19899-8852

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                (Investor Class)
                                       of
                               The RBB Fund, Inc.


         Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related material, on the SEC Internet Web Site (http://www.sec.gov).



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------




PROSPECTUS                                                    December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------


         RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.


FEE TABLE


         The following table illustrates annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.


Annual Fund Operating Expenses (as a percentage of average net assets)



         Management Fees (after waivers)*............................................................  .49%
         12b-1 Fees (after waivers)*.................................................................  .19%
         Other Expenses (after waivers and
         reimbursements)*............................................................................  .51%
         Total Fund Operating Expenses
         (after waivers and expense reimbursements)*................................................. 1.19%
                                                                                                      =====


   * In the absence of expense reimbursements and fee waivers, Management Fees would be 0.75%, 12b-1 Fees would be 0.25%, Other Expenses would be .74%, and Total Fund Operating Expenses would be 1.74%. Management
         Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.



Example

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                                             One        Three         Five           Ten
                                                            Year        Years         Years         Years
                                                            ----        -----         -----         -----

         Boston Partners Large
          Cap Value Fund..............................       $12         $38           $65          $144



         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and 12b-1 Fees for the Fund. However, the Adviser, the Distributor and the other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees and 12b-1 Fees will not vary from the figures reflected in the Fee Table.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period January 16, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
           (For an Investor Share outstanding throughout each period)



                                                                  For the                 For the Period
                                                                Fiscal Year              January 16, 1997*
                                                                   Ended                      through
                                                              August 31, 1998             August 31, 1997
                                                              ---------------             ---------------
Per Share Operating Performance**
Net asset value, beginning of period........................     $12.45                       $10.20
                                                                 ------                       ------

Net investment income(1)....................................       0.06                         0.02
Net realized and unrealized gain/(loss) on investments(2)...      (1.27)                        2.23
                                                                 ------                       ------

Net increase/(decrease) in net assets resulting from
  operations................................................      (1.21)                        2.25
                                                                 ------                       ------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................      (0.06)                          --
Net realized capital gains..................................      (0.48)                          --
                                                                 ------                       ------

Net asset value, end of period..............................     $10.70                       $12.45
                                                                 ======                       ======

Total investment return(3)..................................     (10.28%)                     22.06%
                                                                 ======                       ======

Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................     $6,150                         $683
Ratio of expenses to average net assets***(1)(4)............       1.19%                        1.11%(5)
Ratio of net investment income to average net assets***(1)..       0.68%                         .91%(5)
Portfolio turnover rate****.................................     111.68%                       67.16%(6)

----------------------
      *   Commencement of operations.
     ** Calculated based on shares outstanding on the first and last day of the period, except dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
    ***   Annualized.
   ****   Not annualized.
    (1)   Reflects waivers and reimbursements.
    (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
    (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
    (4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 3.05% and 1.74%, respectively, for the Investor Class.
    (5)   Annualized.
    (6)   Not annualized.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

      The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as possessing value characteristics.


         The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


         The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.


         The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.


         In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objective and Policies" in the Statement of Additional Information.

         The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and as discussed in "Investment Objective and Policies" in the Statement of

Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.



         While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


         The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


      The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")


         The Fund may not:


                  1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchases, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

         If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).



RISK FACTORS
--------------------------------------------------------------------------------


      As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objective and Policies" and in the Statement of Additional Information under "Investment Objective and Polices."

European Currency Unification

         Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.



YEAR 2000
--------------------------------------------------------------------------------

         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.





ASSET ALLOCATION


     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

General

         Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors

         The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser


         Boston Partners Asset Management, L.P. located at 28 State Street, 21st Floor, Boston, Massachusetts 02109 serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.


         Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is entitled to receive under the Advisory Agreement a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser intends to limit total Fund operating expenses to 1.25% of the Fund's average daily net assets.



Portfolio Management



         The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $5.5 billion in Large Cap Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s

Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fifteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty-one years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.


Administrator

         PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC is entitled to receive a fee under an administration and accounting services agreement calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum fee of $75,000 payable monthly on a pro rata basis.

Transfer Agent, Dividend Disbursing Agent, and Custodian


         PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


Distributor


         Provident Distributors, Inc. ("PDI"), with offices at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.


Expenses

         The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

         The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

      The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any Portion of its distribution fee.

         Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares--Purchases Through Intermediaries."

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries.

         Shares of the Fund may be available through certain brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

         For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

         The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Shares, or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General

         Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

         Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

         The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or her broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers, but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:


                  A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

                  B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC
         Bank:

                    PNC Bank, N.A.
                    Philadelphia, PA 19103
                    ABA NUMBER:  0310-0005-3
                    CREDITING ACCOUNT NUMBER:  86-1108-2507
                    FROM:  (name of investor)
                    ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Large Cap Value Fund
                    AMOUNT: (amount to be invested)

                  C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed application.

         For subsequent investments, an investor should follow steps A and B above.

Automatic Investing

         Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

Retirement Plans

         Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as Custodian. For further information as to applications and annual fees, contact PFPC at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Redemption By Mail

         Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.


         A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "How to Redeem and Exchange Shares -- Exchange Privilege."


         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Systematic Withdrawal Plan

         If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance, the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption

         The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

         In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege

         The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

         If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

         If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.


Exchange Privilege Limitations


         The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

         Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.


Telephone Transactions


         In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC.

Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.


         RBB's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) permitting exchanges only if the two account registrations are identical;
(5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently from each other class. The net asset values are calculated as of 4:00 p.m. Eastern Time on each Business Day.


         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless a shareholder elects otherwise.

         The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.


         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.


         RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares immediately prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

         Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize gain or loss for federal income tax purposes.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------



         The Fund offers one other class of shares, Institutional Shares, which are offered directly to institutional investors, pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected. at any time, to be different than the total return on Institutional Shares. Information concerning these other classes may be obtained by calling the Fund at (888) 261-4073.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information.


         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS LARGE CAP VALUE FUND.


         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 16, 1998 to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.



OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC, at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

Share Certificates

         In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

Historical Performance Information


         For the period from commencement of operations (January 16, 1997) through August 31, 1998, the total return since inception (not annualized) for the Investor Class of Shares of the Fund was as follows:

Unannualized investment returns for the period ended August 31, 1998

                                                                                          Since
                                                                                        Inception
                                                                                        ---------
         Boston Partners Large Cap Value Fund
            (Investor Shares)..........................................                    9.51%

         The total return assumes the reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee and 12b-1 fee waivers in effect. Without these expense reimbursements or waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

         The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 16, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects the payment of investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the funds and accounts which comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These accounts have lower investment advisory fees than the Fund, and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

Annualized investment returns for the period ended August 31, 1998

                                                                                                        Since
                                                                   One Year                          Inception*
                                                                   --------                          ----------

         Composite Performance................................       (10.28)%                             5.75%
         S&P 500 Stock Index..................................          8.11%                            16.30%


* The Adviser commenced managing these accounts on June 1, 1995.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NYSE.


Future Performance Information

         From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR                            PROSPECTUS
        MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR
        IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED                           DECEMBER 29, 1998
        HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY
        THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE
        RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS
        PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR
        IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           ------------------------

                               TABLE OF CONTENTS
                                                         Page
                                                         ----

        INTRODUCTION.......................................2                               BOSTON PARTNERS
        FINANCIAL HIGHLIGHTS...............................3                                   LARGE CAP
        INVESTMENT OBJECTIVES AND POLICIES.................5                                  VALUE FUND
        INVESTMENT LIMITATIONS.............................6                              (Investor Shares)
        RISK FACTORS.......................................7
        MANAGEMENT.........................................8
        DISTRIBUTION OF SHARES.............................9
        HOW TO PURCHASE SHARES............................11
        HOW TO REDEEM AND EXCHANGE SHARES.................13
        NET ASSET VALUE...................................16
        DIVIDENDS AND DISTRIBUTIONS.......................16
        TAXES.............................................17
        MULTI-CLASS STRUCTURE.............................17
        DESCRIPTION OF SHARES.............................18
        OTHER INFORMATION.................................19

        Investment Adviser
        Boston Partners Asset Management, L.P.
        Boston, Massachusetts

        Custodian
        PNC Bank, N.A.
        Philadelphia, Pennsylvania

        Transfer Agent and Administrator
        PFPC Inc.
        Wilmington, Delaware


        Distributor
        Provident Distributors, Inc.
        Conshohocken, Pennsylvania                                                          bp
                                                                                            BOSTON PARTNERS ASSET MANAGEMENT, L.P.
        Counsel                                                                             --------------------------------------
        Drinker Biddle & Reath LLP
        Philadelphia, Pennsylvania

        Independent Accountants
        PricewaterhouseCoopers LLP
        Philadelphia, Pennsylvania


Boston Partners Large Cap Value Fund                          bp
(Investor Class)                                              BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                                              --------------------------------------

ACCOUNT APPLICATION
Please Note:  Do not use this form to open a retirement plan account.  For an IRA application or help with this Application, please call 1-888-261-4073
                           (Please check the appropriate box(es) below.)
1.
Account
Registration:
                           |_|  Individual           |_|  Joint Tenant          |_|  Other

                           ---------------------------------------------------------------------------------------------------------
                           Name                                                  SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF JOINT OWNER                                        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:             |_|  Uniform Gifts/Transfer to Minor's Act
--------------
                           ---------------------------------------------------------------------------------------------------------
                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF MINOR (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

-------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
-------------
                           ---------------------------------------------------------------------------------------------------------
                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                          NAME(S) OF TRUSTEE(S)

                           ---------------------------------------------------------------------------------------------------------
                           TAXPAYER IDENTIFICATION NUMBER
2.
Mailing
Address:                   ---------------------------------------------------------------------------------------------------------
                           STREET OR P.O. BOX AND/OR APARTMENT NUMBER

                           ---------------------------------------------------------------------------------------------------------
                           CITY                                                 STATE                                 ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           DAY PHONE NUMBER                                                                     EVENING PHONE NUMBER


3.
Investment
Information:
                           Minimum initial investment of $2,500                          Amount of investment $____________

                           Make the check payable to Boston Partners Large Cap Value Fund.

                           Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.


-------------
DISTRIBUTION               Note:  Dividends and capital gains may be reinvested or paid by check.  If not options are selected
OPTIONS:                   below, both dividends and capital gains will be reinvested in additional Fund shares.
-------------

                           Dividends |_|   Pay by check |_|   Reinvest |_|   Capital Gains |_|   Pay by check |_|   Reinvest   |_|


-------------
SYSTEMATIC                 To select this portion please fill out the information below:
WITHDRAWAL
PLAN:                      Amount__________________________________________      Startup Month ____________________________________
-------------

                           Frequency Options:        Annually                   Monthly                   Quarterly

                           -  A minimum account value of $10,000 in a single account is required to establish a Systematic
                              Withdrawal Plan
                           -  Payments will be made on or near the 25th of the month
                           Please check one of the following options:        _______ Please mail checks to Address of Record
                                                                                     (Named in Section 2)
                                                                             _______ Please electronically credit my Bank of Record
                                                                                     (Named in Section 5)
4.
Telephone
Redemption:
                           To use this option, you must initial the appropriate line below.
                           I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

                           ________________________                  ____________________  Redeem shares, and send the proceeds to
                              individual initial                          joint initial    the address of record.


                           ________________________                  ____________________  Exchange shares for shares of The Boston
                              individual initial                          joint initial    Partners Mid Cap Value Fund, Bond Fund,
                                                                                           Micro Cap Value Fund, Market Neutral Fund
                                                                                           or Long-Short Equity Fund.


5.
Automatic                  The Account Investment Plan which is available to shareholders of the Fund, makes possible regularly
Investment                 scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can
Plan:                      arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

                           Please debit $________ from my checking account (named below on or about the 20th of the month. Please attach an unsigned, voided check.

                           |_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other


-------------              ---------------------------------------------------------------------------------------------------------
BANK OF RECORD:            BANK NAME                                                                    STREET ADDRESS OR P.O. BOX
-------------
                           ---------------------------------------------------------------------------------------------------------
                           CITY                                        STATE                                       ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           BANK ABA NUMBER                                                                   BANK ACCOUNT NUMBER

6.
Signatures

                           The undersigned warrants that I (we) have fully authority and, if a natural person, I (we) am (are)
                           of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing. Under the Interest and Dividend Tax
                           Compliance Act of 1983, the Fund is required to have the following certification:
                           Under penalties of perjury, I certify that:
                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and
                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF APPLICANT                                                           DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                                         DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)



                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                           Mail completed Account Application and check to:     The Boston Partners Large Cap Value Fund
                                                                                c/o PFPC Inc.
                                                                                P.O. Box 8852
                                                                                Wilmington, DE  19899-8852



                       BOSTON PARTNERS MID CAP VALUE FUND
                             (Institutional Shares)
                                       of
                               The RBB Fund, Inc.



         Boston Partners Mid Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily between $200 million to $6 billion, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------



PROSPECTUS                                                   December 29, 1998

EXPENSE TABLE


         The following table illustrates annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.


Annual Fund Operating Expenses (as a percentage of average net assets)

         Management Fees (after waivers)*..................................................................... .58%
         12b-1 Fees ..........................................................................................0.00%
         Other Expenses (after waivers and expense reimbursements)*........................................... .42%
         Total Fund Operating Expenses (after waivers and
                  expense reimbursements)*....................................................................1.00%
                                                                                                              ====


   * In the absence of fee waivers and expense reimbursements, Management Fees would be 0.80%; Other Expenses would be .77% and Total Fund Operating Expenses would be 1.57%. Management Fees are based on average daily net assets and are calculated daily and paid monthly.




Example

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                                                     One        Three       Five        Ten
                                                                     Year       Years       Years       Years
                                                                     ----       -----       -----       -----
Boston Partners Mid Cap Value Fund                                   $10         $32         $55         $122

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and administrative services fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser, the Administrative Services Agent and the Fund's other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period June 2, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                       BOSTON PARTNERS MID CAP VALUE FUND
         (For an Institutional Share outstanding throughout each period)


                                                                                                     For the Period
                                                                           For the Fiscal            June 2, 1997*
                                                                             Year Ended                 through
                                                                           August 31, 1998          August 31, 1997
                                                                           ---------------          ---------------
Per Share Operating Performance**
Net asset value, beginning of period.................................         $ 11.01                       $ 10.00
                                                                              -------                       -------
Net investment income (1)............................................            0.01                           .01
Net realized and unrealized gain/(loss) on investments(2)............           (1.39)                         1.00
                                                                              -------                       -------
Net increase/(decrease) in net assets resulting
  from operations....................................................           (1.38)                         1.01
                                                                              -------                       -------

DIVIDEND TO SHAREHOLDERS FROM:
Net investment income................................................           (0.01)                           --
Net realized capital gains...........................................           (0.14)                           --
                                                                              -------                       -------

Net asset value, end of period.......................................         $  9.48                       $ 11.01
                                                                              =======                       =======
Total investment return(3)...........................................          (12.73%)                       10.10%
                                                                              =======                       =======

Ratios/Supplemental Data
Net assets, end of period (000)......................................         $67,568                        $3,750

Ratio of expenses to average net
  assets(1)(4)....................................................               1.00%                         1.00%(5)
Ratio of net investment income to
  average net assets(1)...........................................               0.13%                         1.08%(5)
Portfolio turnover rate..........................................              167.86%                        21.80%(6)

----------------------


  *      Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Until May 29, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Fund's previous Distributor in 12b-1 fees. From May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Administrative Services Agent pursuant to the Administrative Services Plan for Institutional Shares, in lieu of 12b-1 fees. Without the waiver of advisory, 12b-1, administrative services, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 12.37% and 1.57%, respectively, for the Institutional Class.
(5)      Annualized.
(6)      Not annualized.


INTRODUCTION
--------------------------------------------------------------------------------


         RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interest in the Boston Partners Mid Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


         The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks of issuers with a market capitalization of between $200 million and $4 billion and identified by the Adviser as equity securities that it believes possess value characteristics.


         The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earning power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


         The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

         The Fund may invest the remainder of its total assets in equity securities of issuers with lower or higher capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. government or government agencies.

         In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

         The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

         While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

         The Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.


         If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).



RISK FACTORS
--------------------------------------------------------------------------------

         As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objective and Policies" and in the Statement of Additional Information under "Investment Objective and Policies."


         European Currency Unification. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.



YEAR 2000
--------------------------------------------------------------------------------

         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



         General. Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.



MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors

         The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser


         Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

         Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 0.80% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses to 1.00% during the current fiscal year.


Portfolio Management



         The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Advisers' $1.5 billion of mid-capitalization activities as well as $1.0 billion in small capitalization activities. Prior to joining the Adviser in April 1995, Mr. Archambo was employed by The Boston Company Asset Management from 1989 through April 1995 where he was a senior portfolio manager and a member of the firm's Equity Policy Committee. Mr. Archambo has over 15 years of investment experience and is a Chartered Financial Analyst.



Administrator


         PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.


Transfer Agent, Dividend Disbursing Agent, and Custodian

         PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


Administrative Services Agent

         Provident Distributors, Inc. ("PDI") provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

Distributor

         PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

Expenses


         The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays an administrative services fee, and may pay a different share than the Investor Class of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.


         The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.



DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any Portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub- transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares-Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.


Purchases Through Intermediaries.

     Shares of the Fund may be available through certain brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee') of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Shares, or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General

         Shares representing an interest in the Fund are offered continuously for sale by the Distributor. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Mid Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Mid Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Mid Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundation or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

         Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas

Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

         The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after its close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

         Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

         An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

         B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                     PNC Bank, N.A.
                     Philadelphia, PA 19103
                     ABA NUMBER: 0310-0005-3
                     CREDITING ACCOUNT NUMBER: 86-1108-2507
                     FROM: (name of investor)
                     ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: (name of the Fund)
                     AMOUNT: (amount to be invested)

         C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

         For subsequent investments, an investor should follow steps A and B above.

Automatic Investing

         Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Redemption by Mail

         Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Mid Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

         A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Involuntary Redemption

         The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

         In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege


         The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB, subject to restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

         If the exchanging shareholder does not currently own Institutional Shares of the Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

         If an exchange is to a new account in the acquired Fund, the dollar value of Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.


Exchange Privilege Limitations

         The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.


         Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

Telephone Transactions

         In order to request a telephone exchange or redemption, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         RBB's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) permitting exchanges only if the two account registrations are identical;
(5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.

         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


         With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

         The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.


         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gains regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.


         RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

         Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.


MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------


         The Fund offers one other class of shares, Investor Shares, which are offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning these other classes may be obtained by calling the Fund at (888) 261-4073.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."


         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS MID CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS MID CAP VALUE FUND.

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.



OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

Share Certificates

         In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

Historical Performance Information


         For the period from commencement of operations (June 2, 1997) through August 31, 1998, the total return (not annualized) for the Institutional Class of Shares of the Fund was as follows:

         Unannualized investment returns for the period ended August 31, 1998.

                                                                                             Since
                                                                                           Inception
                                                                                           ---------

         Boston Partners Mid Cap Value Fund
         (Institutional Shares).....................................................         (3.92%)


         The total return assumes the reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements or waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

         The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on June 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and includes payment of investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.



Annualized investment returns for the period ended August 31, 1998.

                                                               One          Three          Since
                                                              Year          Years        Inception*
                                                              ----          -----        ----------
Composite Performance                                        (12.73)%         N/A         (3.15)%
Russell 2500 Index                                           (16.84)%         N/A         (5.74)%


* The Adviser commenced managing these accounts on June 2, 1997.

The Russell 2500 Index represents the largest 3,000 companies domiciled in the United States minus the largest 500 companies as determined by the market value of such companies.

Future Performance Information

         From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Russell 2500 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY                                PROSPECTUS
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S
STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY                                     DECEMBER 29, 1998
REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS
PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT
BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS
DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY
RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT LAWFULLY BE MADE.

                        TABLE OF CONTENTS

                                                       Page
                                                       ----


FINANCIAL HIGHLIGHTS....................................3                                     BOSTON PARTNERS
INTRODUCTION............................................5                                         MID CAP
INVESTMENT OBJECTIVES AND POLICIES......................5                                        VALUE FUND
INVESTMENT LIMITATIONS..................................6
RISK FACTORS............................................7                                  (Institutional Shares)
MANAGEMENT..............................................8
DISTRIBUTION OF SHARES.................................10
HOW TO PURCHASE SHARES.................................10
HOW TO REDEEM AND EXCHANGE SHARES......................12
NET ASSET VALUE........................................14
DIVIDENDS AND DISTRIBUTIONS............................15
TAXES..................................................15
MULTI-CLASS STRUCTURE..................................16
DESCRIPTION OF SHARES..................................16
OTHER INFORMATION......................................17


Investment Adviser
Boston Partners Asset Management, L.P.
Boston, Massachusetts

Custodian
PNC Bank, N.A.
Philadelphia, Pennsylvania

Transfer Agent and Administrator
PFPC Inc.
Wilmington, Delaware


Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania

Counsel
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


Independent Accountants                                                   bp
PricewaterhouseCoopers LLP                                                BOSTON PARTNERS ASSET MANAGEMENT, L.P.
Philadelphia, Pennsylvania                                                --------------------------------------




                      Boston Partners Mid Cap Value Fund         bp
                             (Institutional Class)               BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                                                 --------------------------------------

ACCOUNT APPLICATION
Please Note:  Do not use this form to open a retirement plan account.  For an IRA application or help with this Application, please call 1-888-261-4073

                           (Please check the appropriate box(es) below.)
1. Account Registration:
                           |_|  Individual           |_|  Joint Tenant          |_|  Other

                           ---------------------------------------------------------------------------------------------------------
                           Name                                                  SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF JOINT OWNER                                        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

GIFT TO MINOR:                   Uniform Gifts/Transfer to Minor's Act
                           ---------------------------------------------------------------------------------------------------------
                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF MINOR (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
                           ---------------------------------------------------------------------------------------------------------
                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                          NAME(S) OF TRUSTEE(S)

                           ---------------------------------------------------------------------------------------------------------
                           TAXPAYER IDENTIFICATION NUMBER

2. Mailing Address:        ---------------------------------------------------------------------------------------------------------
                           STREET OR P.O. BOX AND/OR APARTMENT NUMBER

                           ---------------------------------------------------------------------------------------------------------
                           CITY                                                 STATE                         ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           DAY PHONE NUMBER                                                             EVENING PHONE NUMBER


3. Investment Information: Minimum initial investment of $100,000                       Amount of investment $____________

                           Make the check payable to Boston Partners Large Cap Value Fund.

                           Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

DISTRIBUTION        Note:  Dividends and capital gains may be reinvested or paid by check.  If no options are selected
OPTIONS:                   below, both dividends and capital gains will be reinvested in additional Fund shares.

                           Dividends |_|   Pay by check |_|   Reinvest |_|   Capital Gains |_|   Pay by check |_|   Reinvest   |_|


4. Telephone Redemption:
                           To use this option, you must initial the appropriate line below.
                           I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

                           ________________________                  ____________________  Redeem shares, and send the proceeds to
                              individual initial                          joint initial    the address of record.


                           ________________________                  ____________________  Exchange shares for shares of The Boston
                              individual initial                          joint initial    Partners Large Cap Value Fund, Bond Fund,
                                                                                           Micro Cap Value Fund, Market Neutral
                                                                                           Fund or Long-Short Equity Fund.
5. Automatic Investment
   Plan:                   The Account Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.


                           Please debit $________ from my checking account (named below) on or about the 20th of the month. Please attach an unsigned, voided check.

                           |_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other


                           ---------------------------------------------------------------------------------------------------------
BANK OF RECORD:            BANK NAME                                                                 STREET ADDRESS OR P.O. BOX

                           ---------------------------------------------------------------------------------------------------------
                           CITY                                        STATE                                    ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           BANK ABA NUMBER                                                           BANK ACCOUNT NUMBER

6. Signatures

                           The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are)
                           of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

                           Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
                           Under penalties of perjury, I certify that:
                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and
                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF APPLICANT                                                           DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                                         DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)



                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.


                           Mail completed Account Application and check to:     The Boston Partners Mid Cap Value Fund
                                                                                c/o PFPC Inc.
                                                                                P.O. Box 8852
                                                                                Wilmington, DE  19899-8852




                       BOSTON PARTNERS MID CAP VALUE FUND
                                (Investor Class)
                                       of
                               The RBB Fund, Inc.



     Boston Partners Mid Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily between $200 million to $6 billion, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related material on the SEC Internet Web Site (http://www.sec.gov).


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------



PROSPECTUS                                                    DECEMBER 29 , 1998

EXPENSE TABLE


     The following table illustrates annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.


Annual Fund Operating Expenses (as a percentage of average net assets)



         Management Fees (after waivers)*...................     .58%
                                                             -------
         12b-1 Fees (after waivers)*........................     .15%
                                                             -------
         Other Expenses (after waivers and expense
           reimbursements)..................................     .42%
                                                             -------
         Total Fund Operating Expenses (after waivers
           and expense reimbursements)*.....................    1.15%
                                                             =======


       * In the absence of fee waivers and expense reimbursements, Management Fees would be 0.80%; 12b-1 Fees would be 0.25%; Other Expenses would be .77%; and Total Fund Operating Expenses would be 1.82%. Management
         Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.


Example

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        One        Three       Five         Ten
                                       Year        Years       Years       Years
                                       ----        -----       -----       -----



Boston Partners Mid Cap Value Fund     $12           $37        $63         $140



     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and a voluntary waiver of Management Fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser and the Fund's service providers are under no obligation with respect to such fee waivers and expense reimbursements and there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period June 2, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountants, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.



                       BOSTON PARTNERS MID CAP VALUE FUND
           (For an Investor Share outstanding throughout each period)




                                                                                            For the Period
                                                                   For the Fiscal           June 2, 1997*
                                                                   Year Ended                  through
                                                                   August 31, 1998          August 31, 1997
                                                                   ---------------          ---------------
Per Share Operating Performance**                                     $ 11.01                   $ 10.00
                                                                      -------                    ------
Net asset value, beginning of period.............................
Net investment income (1)........................................        0.01                       .01
Net realized and unrealized gain/(loss) on
investments(2)...................................................       (1.38)                     1.00
                                                                      -------                     -----

Net increase/(decrease) in net assets resulting
from operations..................................................       (1.37)                     1.01
                                                                      -------                    ------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income............................................       (0.01)                       --
Net realized capital gains.......................................       (0.21)                       --

Net asset value, end of period...................................     $  9.42                   $ 11.01
                                                                      =======                    ======
Total investment return(3).......................................      (12.77%)                  10.10%
                                                                      =======                    ======
Ratios/Supplemental Data
Net assets, end of period (000)..................................      $1,828                      $598

Ratio of expenses to average net
  assets(1)(4)................................................           1.15%                    1.10%
Ratio of net investment income to
  average net assets(1).......................................          (0.02%)                     .61%
Portfolio turnover rate..........................................      167.86%                    21.80%


---------------
  *      Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)      Reflects waivers and reimbursements.

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 12.62% and 1.82%, respectively, for the Investor Class.

(5)      Annualized.
(6)      Not annualzied.



INTRODUCTION
--------------------------------------------------------------------------------


     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Mid Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.



INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


     The Fund's investment objectives are to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks of issuers with a market capitalization of between $200 million and $4 billion, and identified by the Adviser as equity securities that it believes possess value characteristics.


     The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The

Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in equity securities of issuers with lower or higher capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.


     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.


     The Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

          1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


          2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.


          3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.


     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).



RISK FACTORS
--------------------------------------------------------------------------------

     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Polices."

European Currency Unification

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.



YEAR 2000
--------------------------------------------------------------------------------

         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.


General


     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser



     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.


     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 0.80% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses to 1.00% of the Fund's average daily net assets during the current fiscal year.


Portfolio Management



     The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is a senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Adviser's $1.5 billion mid capitalization activites as well as $1.0 billion in small capitalization activites. Prior to joining the Adviser in April 1995, Mr. Archambro was employed by The Boston Company Asset Management from 1989 through April 1995 where he was a senior portfolio manager and a member of the Firm's Equity Policy Committee. Mr. Archambro has over 16 years of investment experience and is a Chartered Financial Analyst.



Administrator


     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Distributor


     Provident Distributors, Inc. (the "Distributor"), with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.


Expenses

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the Institutional Class of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expense of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares -- Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries

     Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, Boston Partners, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Mid Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Mid Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Mid Cap Value Fund with a check issued by a third party and endorsed over to the fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. The Fund does not currently impose a service charge for effecting wire transfers, but reserves the right to do so in the future. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

          B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

             PNC Bank, N.A.
             Philadelphia, PA 19103
             ABA NUMBER: 0310-0005-3
             CREDITING ACCOUNT NUMBER: 86-1108-2507
             FROM: (name of investor)
             ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Mid Cap Value Fund
             AMOUNT: (amount to be invested)

          C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

Automatic Investing

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888)261-4073 to obtain the appropriate forms.

Retirement Plans

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Fund's transfer agent, PFPC, at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Redemption By Mail

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Mid Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Systematic Withdrawal Plan

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege


     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund RBB subject to the restrictions described under "Exchange Privilege Limitations." Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Investor Shares of the Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees
that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.


     If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.


Exchange Privilege Limitations

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.


     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.


Telephone Transactions

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request an exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account's social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


     The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time on each Business Day.


     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.


     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.


     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

     The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning Institutional Shares may be obtained by calling the Fund at (888) 261-4073.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information.


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS MID CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS MID CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in that portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

Share Certificates

     In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

Historical Performance Information


     For the period from commencement of operations (June 2, 1997) through August 31, 1998, the total return (not annualized) for the Investor Class of Shares of the Fund was as follows:

     Unannualized investment returns for the period ended August 31, 1998

                                                                  Since
                                                                Inception


     Boston Partners Mid Cap Value Fund
     (Investor Shares)......................................      (3.96)%




     The total return assumes the reinvestment of all dividends and capital gains and reflects investment advisory fee waivers and expense reimbursements in effect. Without these waivers and expense reimbursements, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.


     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund which commenced operations on June 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the funds and accounts that comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is the performance history for a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.


Annualized investment returns for the period ended August 31, 1998

                                                      Since             Since
                                                    One Year         Inception*
                                                    --------         ----------


         Composite Performance..............         (12.77)%           (3.19)%*
         Russell 2500 Index.................         (16.84)%           (5.74)%



* The Adviser commenced managing these accounts on June 2, 1997.

     The Russell 2500 Index represents the largest 3000 companies domiciled in the United States minus the largest 500 companies as determined by the market value of such companies.


Future Performance Information

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Russell 2500 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   -------------------------


TABLE OF CONTENTS


                                                          Page
                                                          ----

FINANCIAL HIGHLIGHTS................................        2
INTRODUCTION........................................        4
INVESTMENT OBJECTIVES AND POLICIES..................        4
INVESTMENT LIMITATIONS..............................        5
RISK FACTORS........................................        6
MANAGEMENT..........................................        7
DISTRIBUTION OF SHARES..............................        9
HOW TO PURCHASE SHARES.............................        11
HOW TO REDEEM AND EXCHANGE SHARES..................        12
NET ASSET VALUE....................................        16
DIVIDENDS AND DISTRIBUTIONS........................        16
TAXES..............................................        16
MULTI-CLASS STRUCTURE..............................        17
DESCRIPTION OF SHARES..............................        18
OTHER INFORMATION..................................        18


Investment Adviser
Boston Partners Asset Management, L.P.
Boston, Massachusetts

Custodian
PNC Bank, N.A.
Philadelphia, Pennsylvania

Transfer Agent and Administrator                     PROSPECTUS
PFPC Inc.
Wilmington, Delaware                                 DECEMBER 29, 1998


Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania


Counsel                                             BOSTON PARTNERS
Drinker Biddle & Reath LLP                        MID CAP VALUE FUND
Philadelphia, Pennsylvania                         (Investor Shares)


Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


                                       Bp

                                       Boston Partners Asset Management, L.P.
                                       --------------------------------------

   Boston Partners Mid Cap Value Fund     bp
      (Investor Class)                    BOSTON PARTNERS ASSET MANAGEMENT, L.P.

ACCOUNT APPLICATION
Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

                        (Please check the appropriate box(es) below.)
1.              / / Individual       / / Joint Tenant     / / Other
Account         _____________________________________________________
Registration:   Name          SOCIAL SECURITY NUMBER OR TAX ID# OF PRIMARY OWNER

                ________________________________________________________________
                NAME OF JOINT OWNER        JOINT OWNER SOCIAL SECURITY NUMBER OR
                                           TAX ID#

For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


GIFT TO MINOR:  / / Uniform Gifts/Transfer to Minor's Act

                ________________________________________________________________
                NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                ________________________________________________________________
                NAME OF MINOR (ONLY ONE PERMITTED)

                ________________________________________________________________
                MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH


CORPORATION,
PARTNERSHIP,
TRUST OR
OTHER ENTITY:
                ________________________________________________________________
                NAME OF CORPORATION, PARTNERSHIP,          NAME(S) OF TRUSTEE(S)
                OR OTHER

                ________________________________________________________________
                TAXPAYER IDENTIFICATION NUMBER

2.              ________________________________________________________________
Mailing         STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Address:
                ________________________________________________________________
                CITY                      STATE                         ZIP CODE

                ________________________________________________________________
                DAY PHONE NUMBER                            EVENING PHONE NUMBER



3.              Minimum initial investment     Amount of investment $___________
Investment      of $100,000
Information:
                Make the check payable to Boston Partners Mid Cap Value Fund.

                Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.



DISTRIBUTION    Note:  Dividends and capital gains may be reinvested or paid by
OPTIONS:        check. If not options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

                Dividends / / Pay by check / / Reinvest / / Capital Gains / / Pay by check / / Reinvest / /

4.              To use this option, you must initial the appropriate line below.
Telephone       I authorize the Transfer Agent to accept instructions from any
Redemption:     persons to redeem or exchange shares in my account(s) by
                telephone in accordance with the procedures and conditions set forth in the Prospectus.

                ______________________  _________________ Redeem shares, and
                  individual initial      joint initial   send the proceeds to
                                                          the address of record.

                ______________________  _________________ Exchange shares for
                 individual initial       joint initial   shares of The Boston
                                                          Partners Large Cap
                                                          Value Fund, Market
                                                          Neutral Fund or Long-
                                                          Short Equity Fund.


5.
Automatic      The Account Investment Plan which is available to shareholders of
Investment     the Fund, makes possible regularly scheduled purchases of Fund
Plan:          shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

               Please debit $________ from my checking account (named below) on or about the 20th of the month. Please attach an unsigned, voided check.

               / / Monthly / / Every Alternate Month / / Quarterly / / Other

BANK OF        _________________________________________________________________
RECORD:        BANK NAME                         STREET ADDRESS OR P.O. BOX

               _________________________________________________________________
               CITY                   STATE                        ZIP CODE

               _________________________________________________________________
               BANK ABA NUMBER                          BANK ACCOUNT NUMBER

6.
Signatures     The undersigned warrants that I (we) have fully authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing. Under the Interest and Dividend Tax Compliance Act of
               1983, the Fund is required to have the following certification:
               Under penalties of perjury, I certify that:
               (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

               Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.

               _________________________________________________________________
               SIGNATURE OF APPLICANT                              DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)

               _________________________________________________________________
               SIGNATURE OF JOINT OWNER                            DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)


               (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

               For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

               Mail completed Account Application and check to:


                            The Boston Partners Mid Cap Value Fund
                            c/o PFPC Inc.
                            P.O. Box 8852
                            Wilmington, DE  19899-8852

                            BOSTON PARTNERS BOND FUND
                              (Institutional Class)
                                       of
                               The RBB Fund, Inc.

     Boston Partners Bond Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.



     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling
(888) 261-4073. The Prospectus and the Statement of Additional
Information are available for reference, along with other related material, on the SEC Internet Web Site (http://www.sec.gov).



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




PROSPECTUS                                                     December 29, 1998

EXPENSE TABLE
--------------------------------------------------------------------------------


     The following table illustrates annual operating expenses incurred by Institutional shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also shown.


Annual Fund Operating Expenses (as a percentage of average net assets)



Management Fees (after waivers)*....................................  0.00%
12b-1 Fees..........................................................  0.00%
Other Expenses (after waivers)*.....................................  0.60%
Total Fund Operating Expenses (after waivers)*......................  0.60%
                                                                      ====

 * In the absence of fee waivers, Management Fees would be .40%, Other Expenses would be 2.07% and Total Fund Operating Expenses would be 2.47%.



Example

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                                   One Year       Three Years         Five Years      Ten Years
                                                   --------       -----------         ----------      ---------


Boston Partners Bond Fund..........................   $6              $19                $33               $75




     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The Fee Table reflects a voluntary waiver of "Management Fees" and administrative services fees for the Fund, which are expected to be in effect during the current fiscal period. However, the Adviser and Administrative Services Agent are under no obligation with respect to such waivers and there can be no assurance that any future waivers of Management fees or administrative services fees will not vary from the figures reflected in the Fee Table.


     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period indicated. Shares of the Institutional Class were first issued on December 30, 1997. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.


                            BOSTON PARTNERS BOND FUND
         (For an Institutional Share outstanding throughout each period)


                                                              For the Period
                                                            December 30, 1997*
                                                         through August 31, 1998
                                                         -----------------------
Per Share Operating Performance**
Net asset value, beginning of period..................        $10.00
Net investment income (1).............................          0.78
Net realized and unrealized gain/(loss) on
investments(2)........................................         (0.31)
                                                              ------

Net increase in net assets resulting
from operations.......................................          0.47
                                                              ------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.................................         (0.39)
Net realized capital gains............................            --
                                                              ------

Net asset value, end of period........................        $10.08

Total investment return(3)............................          4.79%
                                                              ======

Ratios/Supplemental Data
Net assets, end of period (000).......................       $15,509

Ratio of expenses to average net
  assets***(1)(4).....................................          0.60%
Ratio of net investment income to
  average net assets***(1)............................          6.06%
Portfolio turnover rate****...........................         45.27%

---------------
   *     Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 ***     Annualized.
****     Not annualized.
(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Until May 29, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Fund's previous Distributor in 12b-1 fees. From May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Administrative Services Agent pursuant to the Administrative Services Plan for Institutional shares, in lieu of 12b-1 fees. Without the waiver of advisory, administrative services, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 2.47% for the Institutional Class.



INTRODUCTION
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     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Bond Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.

     The Fund will invest during normal market conditions at least 75% of its total assets in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization") (including Fitch IBCA, Duff & Phelps, and Thomson BankWatch), or are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to instruments so rated. The Fund may invest up to 25% of its total assets in Debt Securities rated "BB" and "B" by Moody's or "Ba" and "B" by S&P or which are similarly rated by another Rating Organization or are unrated but are deemed by the Adviser to be comparable in quality to instruments that are so rated.


     Investment-grade Debt Securities are those rated at the time of purchase "AAA," "AA," "A" or "BBB" by S&P, "Aaa," "Aa," "A" or "Baa" by Moody's or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Debt Securities rated "BBB" by S&P, "Baa" by Moody's or the equivalent rating of another Rating Organization, while still deemed investment-grade, are considered to have speculative characteristics and are more sensitive to economic change than higher rated bonds. Debt Securities rated below the four highest ratings of S&P or Moody's are often referred to as "junk bonds." Such Debt Securities are rated below investment-grade and carry a higher degree of risk and are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. See "Risk Factors -- Lower Rated Securities."


     The Adviser will select certain mortgage-backed and asset-backed securities which it believes have superior risk/return characteristics versus other fixed income instruments. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. Asset-backed securities represent pools of other assets (such as automobile installment purchase obligations and credit card receivables) similarly assembled for sale by private issuers. See "Risk Factors -- Mortgage-Backed and Asset-Backed Securities" in this prospectus and "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may also invest up to 15% of its total assets in each of the following: collateralized mortgage obligations ("CMOs"), Yankee Bonds (dollar-denominated debt securities of foreign issuers), non-dollar denominated bonds of foreign or domestic issuers, securities that can be purchased and sold privately to institutional investors pursuant to Rule 144A, and convertible Debt Securities of U.S. and foreign issuers (including convertible preferred stock and notes). See "Risk Factors" in this Prospectus and "Investment Objective and Policies" in the Statement of Additional Information.


     The Fund may invest in debt securities issued by the U.S. Government or government agencies, repurchase agreements and reverse repurchase agreements, foreign currency exchange transactions, dollar rolls, futures, option contracts (including options on futures) and stripped securities. The Fund may make when-issued purchases and forward commitments. See "Risk Factors" in this Prospectus and "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objective and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.


     Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, during normal market conditions the Fund's average effective duration will generally be within 5% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond that pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.


     The Fund's investment objectives and policies described above may be changed by RBB's Board of Directors without the approval of the Fund's shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

         The Fund may not:

                  1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.


         If a percentage restriction under one of the Funds' investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).


Portfolio Turnover

         The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will be approximately 100%. High portfolio turnover (100% or more) will generally result in higher transaction costs to a portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

RISK FACTORS
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Interest Rate Risk

     Generally, the market value of fixed income securities is subject to interest rate fluctuation and can be expected to vary inversely to changes in the prevailing interest rates. Thus, the value of portfolio investments held by the Fund is likely to decline if prevailing interest rates rise, and vice versa.

Lower Rated Securities

     Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment-grade by S&P or Moody's, or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable to instruments so rated.

     The Fund's investments in obligations rated below the four highest ratings of S&P and Moody's have different risks than investments in securities that are rated "investment-grade." Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment-grade issuers. As a result, the market price of such securities, and the net asset value of the Fund's Shares, may be particularly volatile.

     Additional risks associated with lower-rated fixed income securities are
(a) the relatively low trading market liquidity for the securities and (b) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Finally, the Fund's trading in fixed income securities entails risks that capital losses rather than gains will result. As a result, investment in the Fund should not be considered a complete investment program.

     The Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. The Fund's ability to achieve its investment objectives may be more dependent on the Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See the "Appendix" in the Statement of Additional Information for a general description of securities ratings.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-backed securities, like other fixed income instruments, may be subject to risks including price fluctuations due to interest rate changes. The returns on mortgage-backed securities may also be negatively affected by changes in principal pre-payment rates due to interest rate volatility.

     Mortgage-related securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Government National Mortgage Association or other U.S. Government agencies or instrumentalities, as well as by private issuers. CMOs may involve additional risks other than those found in other types of mortgage-related obligations in that they may exhibit more price volatility and interest rate risk than such obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices based on current market conditions, which are unacceptable to a fund based on the fund's analysis of the market value of the security. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Asset-backed securities are also subject to declines in market value during periods of rising interest rates. Due to the possibility of prepayment of the underlying obligations, asset-backed securities have less potential for capital appreciation than other debt securities of comparable maturities during periods of declining interest rates. As a result, asset-backed securities may be less effective than other fixed income securities as a means of locking in attractive interest rates for the long term.
                                      -10-

Reverse Repurchase Agreements and Dollar Rolls.

     The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Foreign Securities Risk

     The Fund may invest in foreign securities, as described above. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies -- Foreign Securities" in the Statement of Additional Information.

Foreign Currency Exchange Transactions

     Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.


European Currency Unification

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

When-Issued Purchases and Forward Commitments

     The Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. As a result, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



YEAR 2000
--------------------------------------------------------------------------------

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



ASSET ALLOCATION


     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

General




     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser



     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.


     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid an advisory fee computed at an annual rate of 0.40% of the Fund's average daily net assets, which is calculated daily and paid monthly. The Adviser has notified RBB, however, that it intends to limit total fund operating expenses to .60% during the Fund's current fiscal year.

Portfolio Management


     The day-to-day portfolio management of the Fund is the responsibility of William R. Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by The Boston Company Asset Management, Inc. ("The Boston Company") from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a Chartered Financial Analyst ("CFA"). Mr. Leach will be assisted by Glenn S. Davis, Joseph F. Feeney, Jr. and Michael
A. Mullaney. Mr. Davis is a Fixed Income Portfolio Manager with the Adviser and is also a CFA. Prior to joining the Adviser in April 1995, he was Vice President and Portfolio Manager at The Boston Company, specializing in short and intermediate term corporate bonds. Prior to that position, he was responsible for the Short-term Fixed Income Group at State Street Global Advisors. He has a total of 17 years of investment experience. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior Consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience.


Administrator


     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC's principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. For its services, PFPC receives a fee calculated at an annual rate of
 .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.


Transfer Agent, Dividend Disbursing Agent and Custodian

     PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

Administrative Services Agent

     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

Distributor

     PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

Expenses

     The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser and PFPC; administrative services fees; fees and expenses of officers and directors who are not affiliated with any of RBB's investment advisers, sub-advisers or the Distributor; taxes; interest; legal fees; custodian fees; auditing fees; brokerage fees and commissions; certain of the fees and expenses of registering and qualifying the Fund and the Shares for distribution under federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing them annually to existing shareholders that are not attributable to a particular class of shares of RBB; the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB; fidelity bond and directors and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses that are not expressly assumed by the Adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders and registration fees, identified as belonging to a particular class, are allocated to such class.


     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.



DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any Portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub- transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares-Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries.

     Shares of the Fund may be available through certain brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee') of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Shares, or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Bond Fund" c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Bond Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Bond Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased by principals and employees of the Adviser and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser without being subject to the minimum investment limitations.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents after the close of regular trading on the New York Stock Exchange, Inc. (currently 4 p.m., Eastern time) are priced at the net asset value next determined on the following business day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                           PNC Bank, N.A.
                           Philadelphia, PA 19103
                           ABA NUMBER: 0310-0005-3
                           CREDITING ACCOUNT NUMBER: 86-1108-2507
                           FROM: (name of investor)
                           ACCOUNT NUMBER: (Investor's account number with the
                            Fund)
                           FOR PURCHASE OF: Boston Partners Bond Fund
                           AMOUNT: (amount to be invested)


     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.


For subsequent investments, an investor should follow steps A and B above.

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account on a regular basis. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Redemption By Mail

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Bond Fund c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Involuntary Redemption

     RBB reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by law. If the Shares to be redeemed have been recently purchased by check, PFPC may delay mailing a redemption check for up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege


     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB subject to restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Fund into which he/she would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

         If an exchange is to a new account in the Fund, the dollar value of Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

Exchange Privilege Limitations

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.


     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.


Telephone Transactions

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. These forms are available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value for each class of the Fund is calculated by adding the value of the proportionate interest of each class in the Fund's securities, cash and other assets, deducting the actual and accrued liabilities of each class and dividing by the total number of outstanding shares of the class. The net asset value is calculated as of the close of regular trading on the NYSE on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of the Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.


     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.


     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------


     The Fund offers one other class of shares, Investor Shares, which are offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different fees paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning the other class may be obtained by calling the Fund at (888) 261-4073.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the "Statement of Additional Information."


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS BOND FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS BOND FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.


     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communications in such matters.


     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.



     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.




OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC Inc., at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

Share Certificates

     In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

Historical Performance Information


     For the period from commencement of operations (December 30, 1997) through August 31, 1998, the total return since inception (not annualized) for the Institutional Class of Shares of the Fund was as follows:

         Unannualized investment returns for the period ended August 31, 1998

                                                 Since Inception
                                                 ---------------

         Boston Partners Bond Fund..............      4.79%
         (Institutional Shares)

     The total return assumes reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.


     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis since inception for the period ended August 31, 1998. The Composite is comprised of all of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have operating histories, whereas the Fund had not commenced operations until December 30, 1997. The Composite performance information includes the reinvestment of interest received by the underlying securities, realized and unrealized gains and losses, and reflects the payment of investment advisory fees. The Composite performance does not reflect custody fees or administrative fees that may be charged by banks, fiduciaries or other third parties in connection with these institutional and privately managed accounts. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses to be incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

Average annualized investment returns for the period ended September 30, 1998


                                                          One         Since
                                                          Year        Inception*
                                                          ----        ----------

    Composite Performance...........................      8.70%         9.20%
    Lehman Brothers Aggregate Bond Index ...........     11.50%         8.60%


The Lehman Brothers Aggregate Bond Index is a broad market-weighted index, which encompasses three major classes of investment-grade, fixed-income securities with maturities greater than one year, including U.S. Treasury securities, corporate bonds and mortgage-backed securities.

* The Adviser commenced managing these accounts on June 1, 1995

Future Performance Information

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Lehman Brothers Aggregate Bond Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   TABLE OF CONTENTS
                                                 Page
                                                 ----


FINANCIAL HIGHLIGHTS..............................  3
INTRODUCTION......................................  4
INVESTMENT OBJECTIVES AND POLICIES................  4
INVESTMENT LIMITATIONS............................  6
RISK FACTORS......................................  7
MANAGEMENT........................................ 11
DISTRIBUTION OF SHARES............................ 11
HOW TO PURCHASE SHARES............................ 14
HOW TO REDEEM AND EXCHANGE SHARES................. 16
NET ASSET VALUE................................... 18
DIVIDENDS AND DISTRIBUTIONS....................... 19
TAXES............................................. 19
MULTI-CLASS STRUCTURE............................. 20
DESCRIPTION OF SHARES............................. 20
OTHER INFORMATION................................. 21



Investment Adviser
Boston Partners Asset Management, L.P.
Boston, Massachusetts

Custodian
PNC Bank, N.A.
Philadelphia, Pennsylvania

Transfer Agent                                      PROSPECTUS
PFPC Inc.
Wilmington, Delaware                             DECEMBER 29, 1998


Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania


Counsel                                             BOSTON PARTNERS
Drinker Biddle & Reath LLP                             BOND FUND
Philadelphia, Pennsylvania
                                                 (Institutional Shares)

Independent Accountants                   bp
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania                BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                          --------------------------------------

   Boston Partners Bond Fund                        bp
   (Institutional Class)                  BOSTON PARTNERS ASSET MANAGEMENT, L.P.

ACCOUNT APPLICATION
Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073


1              (Please check the appropriate box(es) below.)
Account
Registration:  1 Individual        2 Joint Tenant      3 Other
               _________________________________________________________________
               NAME                SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY

               _________________________________________________________________
               NAME OF            JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
               JOINT OWNER

               For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

                 4 Uniform Gifts/Transfer to Minor's Act
GIFT TO
MINOR:         _________________________________________
               NAME OF ADULT CUSTODIAN (ONLY ONE)

               _________________________________________
               NAME OF MINOR (ONLY ONE PERMITTED)

               _________________________________________
               MINOR'S SOCIAL SECURITY NUMBER AND
               DATE OF BIRTH

CORPORATION,
PARTNERSHIP,
TRUST OR
OTHER ENTITY:  _________________________________________________________________
               NAME OF CORPORATION, PARTNERSHIP,           NAME(S) OF TRUSTEE(S)
               OR OTHER

               _________________________________________________________________
               TAXPAYER IDENTIFICATION NUMBER

2              _________________________________________________________________
Mailing        STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Address:
               _________________________________________________________________
               CITY                     STATE                    ZIP CODE

               _________________________________________________________________
               DAY PHONE NUMBER                        EVENING PHONE NUMBER

3              Minimum initial investment       Amount of investment $__________
Investment     of $100,000.
Information:
               Make the check payable to Boston Partners Bond Fund.

               Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

               NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

DISTRIBUTION   Interest        5   Pay by check     6       Reinvest    7
OPTIONS:       Capital Gains   8   Pay by check     9       Reinvest   10

4
Telephone      To use this option, you must initial the appropriate line below.
Exchange and
Redemption:    I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.


                ______________________  _________________ Redeem shares, and
                  individual initial      joint initial   send the proceeds to
                                                          the address of record.


                ______________________  _________________ Exchange shares for
                  individual initial      joint initial   shares of the Boston
                                                          Partners Large Cap
                                                          Value Fund, Mid Cap
                                                          Value Fund, Micro Cap
                                                          Value Fund, Market
                                                          Neutral Fund or Long-
                                                          Short Equity Fund.


5
Automatic      The Automatic Investment Plan which is available to shareholders
Investment     of the Fund, makes possible regularly scheduled purchases of Fund
Plan:          shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

               Please debit $________ from my checking account (named below) on or about the 20th of the month. Please attach an unsigned, voided check.

               11 Monthly  12 Every Alternate Month  13 Quarterly  14 Other

BANK OF        _________________________________________________________________
RECORD:        BANK NAME                         STREET ADDRESS OR P.O. BOX

               _________________________________________________________________
               CITY                   STATE                        ZIP CODE

               _________________________________________________________________
               BANK ABA NUMBER                          BANK ACCOUNT NUMBER

6
Signatures:    The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

               Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

               Under penalties of perjury, I certify that:

               (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and

               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

               Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.

               _________________________________________________________________
               SIGNATURE OF APPLICANT                                       DATE

               _________________________________________________________________
               PRINT NAME                                  TITLE (IF APPLICABLE)

               _________________________________________________________________
               SIGNATURE OF JOINT OWNER                                     DATE

               _________________________________________________________________
               PRINT NAME                                  TITLE (IF APPLICABLE)


               (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

               For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

               Mail completed Account Application and check to:

                            The Boston Partners Bond Fund
                            c/o PFPC Inc.
                            P.O. Box 8852
                            Wilmington, DE  19899-8852

                            BOSTON PARTNERS BOND FUND
                                (Investor Class)
                                       of
                               The RBB Fund, Inc.

     Boston Partners Bond Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.



     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related material on the SEC Internet Web Site (http://www.sec.gov).



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------



PROSPECTUS                                                     December 29, 1998

EXPENSE TABLE
--------------------------------------------------------------------------------


     The following table illustrates annual operating expenses incurred by the Investor shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also shown.


Annual Fund Operating Expenses (as a percentage of average net assets)



           Management Fees (after waivers)*..................         0.00%
           12b-1 Fees........................................         0.25%
           Other Expenses (after waivers)*...................         0.60%
           Total Fund Operating Expenses (after waivers)*....         0.85%
                                                                      =====


     * In the absence of fee waivers, Management Fees would be 0.40%, Other Expenses would be 2.07% and Total Fund Operating Expenses would be 2.72%.



Example

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                 One Year   Three Years   Five Years   Ten Years
                                 --------   -----------   ----------   ---------
Boston Partners Bond Fund......    $9          $27           $47         $105


     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of "Management fees" for the Fund which is expected to be in effect during the current fiscal year. However, the Adviser is under no obligation with respect to such waiver and there can be no assurance that any future waivers of Management fees will not vary from the figure reflected in the Fee Table.


     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period indicated. Shares of the Investor Class were first issued on December 30, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                            BOSTON PARTNERS BOND FUND
           (For an Investor Share outstanding throughout each period)


                                                              For the Period
                                                            December 30, 1997*
                                                         through August 31, 1998
                                                         -----------------------
Per Share Operating Performance**
Net asset value, beginning of period..............          $10.00
Net investment income (1).........................            0.62
Net realized and unrealized gain/(loss) on
investments(2)....................................           (0.16)
                                                            ------

Net increase in net assets resulting
from operations...................................            0.46

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.............................           (0.36)
Net realized capital gains........................              --
                                                            ------

Net asset value, end of period....................          $10.10
                                                            ======


Total investment return(3)........................            4.63%
                                                            ======

Ratios/Supplemental Data
Net assets, end of period (000)...................         $198.00

Ratio of expenses to average net
  assets***(1)(4).................................            0.85%
Ratio of net investment income to
  average net assets***(1)........................            5.83%
Portfolio turnover rate****.......................           45.27%


   *     Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 ***     Annualized.
****     Not annualized.

(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 2.72% for the Investor Class.


INTRODUCTION
--------------------------------------------------------------------------------

     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Bond Fund. RBB was incorporated in Maryland on February 29, 1988.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.


The Fund will invest during normal market conditions at least 75% of its total assets in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization") (including Fitch IBCA, Duff & Phelps and Thomson BankWatch), or are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to instruments so rated. The Fund may invest up to 25% of its total assets in Debt Securities rated "BB" and "B" by Moody's or "Ba" and "B" by S&P or which are similarly rated by another Rating Organization or are unrated but are deemed by the Adviser to be comparable in quality to instruments that are so rated.


     Investment-grade Debt Securities are those rated at the time of purchase "AAA," "AA," "A" or "BBB" by S&P, "Aaa," "Aa," "A" or "Baa" by Moody's or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Debt Securities rated "BBB" by S&P, "Baa" by Moody's or the equivalent rating of another Rating Organization, while still deemed investment-grade, are considered to have speculative characteristics and are more sensitive to economic change than higher rated bonds. Debt Securities rated below the four highest ratings of S&P or Moody's are often referred to as "junk bonds." Such Debt Securities are rated below investment-grade and carry a higher degree of risk and are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. See "Risk Factors -- Lower Rated Securities."

         The Adviser will select certain mortgage-backed and asset-backed securities which it believes have superior risk/return characteristics versus other fixed income instruments. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. Asset-backed securities represent pools of other assets (such as automobile installment purchase obligations and credit card receivables) similarly assembled for sale by private issuers. See "Risk Factors -- Mortgage-Backed and Asset-Backed Securities" in this prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may also invest up to 15% of its total assets in each of the following: collateralized mortgage obligations ("CMOs"), Yankee Bonds (dollar-denominated debt securities of foreign issuers), non-dollar denominated bonds of foreign or domestic issuers, securities that can be purchased and sold privately to institutional investors pursuant to Rule 144A, and convertible Debt Securities of U.S. and foreign issuers (including convertible preferred stock and notes). See "Risk Factors" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in debt securities issued by the U.S. Government or government agencies, repurchase agreements and reverse repurchase agreements, foreign currency exchange transactions, dollar rolls, futures, option contracts (including options on futures) and stripped securities. The Fund may make when-issued purchases and forward commitments. See "Risk Factors" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, during normal market conditions the Fund's average effective duration will generally be within 5% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond that pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.



     The Fund's investment objectives and policies described above may be changed by RBB's Board of Directors without the approval of the Fund's shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

          1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

          2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.


          3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).


Portfolio Turnover

     The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will be approximately 100%. High portfolio turnover (100% or more) will generally result in higher transaction costs to a portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

RISK FACTORS
--------------------------------------------------------------------------------

Interest Rate Risk

     Generally, the market value of fixed income securities is subject to interest rate fluctuation and can be expected to vary inversely to changes in the prevailing interest rates. Thus, the value of portfolio investments held by the Fund is likely to decline if prevailing interest rates rise, and vice versa.

Lower Rated Securities

     Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment-grade by S&P or Moody's, or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable to instruments so rated.

     The Fund's investments in obligations rated below the four highest ratings of S&P and Moody's have different risks than investments in securities that are rated "investment-grade." Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment-grade issuers. As a result, the market price of such securities, and the net asset value of the Fund's Shares, may be particularly volatile.

     Additional risks associated with lower-rated fixed income securities are
(a) the relatively low trading market liquidity for the securities and (b) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Finally, the Fund's trading in fixed income securities entails risks that capital losses rather than gains will result. As a result, investment in the Fund should not be considered a complete investment program.

     The Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. The Fund's ability to achieve its investment objectives may be more dependent on the Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See the "Appendix" in the Statement of Additional Information for a general description of securities ratings.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-backed securities, like other fixed income instruments, may be subject to risks, including price fluctuations due to interest rate changes. The returns on mortgage-backed securities may also be negatively affected by changes in principal pre-payment rates due to interest rate volatility.

     Mortgage-related securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Government National Mortgage Association or other U.S. Government agencies or instrumentalities, as well as by private issuers. CMOs may involve additional risks other than those found in other types of mortgage-related obligations in that they may exhibit more price volatility and interest rate risk than such obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices based on current market conditions, which are unacceptable to a fund based on the fund's analysis of the market value of the security. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Asset-backed securities are also subject to declines in market value during periods of rising interest rates. Due to the possibility of prepayment of the underlying obligations, asset-backed securities have less potential for capital appreciation than other debt securities of comparable maturities during periods of declining interest rates. As a result, asset-backed securities may be less effective than other fixed income securities as a means of locking in attractive interest rates for the long term.

Reverse Repurchase Agreements and Dollar Rolls

     The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's Custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Foreign Securities Risk

     The Fund may invest in foreign securities, as described above. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies -- Foreign Securities" in the Statement of Additional Information.

Foreign Currency Exchange Transactions

     Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price.

Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.


European Currency Unification

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.


When-Issued Purchases and Forward Commitments

     The Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. As a result, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



YEAR 2000
--------------------------------------------------------------------------------

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.


ASSET ALLOCATION


     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

General

     The Fund's use of certain investment techniques, including derivatives, options and futures transactions, will subject the Fund to greater risk than Funds that do not employ such techniques.


     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser



     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.


     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid an advisory fee computed at an annual rate of 0.40% of the Fund's average daily net assets, which is calculated daily and paid monthly. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses to 0.85% during the Fund's current fiscal year.


Portfolio Management

     The day-to-day portfolio management of the Fund is the responsibility of William R.

Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by The Boston Company Asset Management, Inc. ("The Boston Company") from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a Chartered Financial Analyst ("CFA"). Mr. Leach will be assisted by Glenn S. Davis, Joseph F. Feeney, Jr. and Michael A. Mullaney. Mr. Davis is a Fixed Income Portfolio Manager with the Adviser and is also a CFA. Prior to joining the Adviser in April 1995, he was Vice President and Portfolio Manager at The Boston Company, specializing in short and intermediate term corporate bonds. Prior to that position, he was responsible for the Short-term Fixed Income Group at State Street Global Advisors. He has a total of 17 years of investment experience. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior Consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience.

Administrator

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC's principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. For its services, PFPC receives a fee calculated at an annual rate of
 .125% of the Fund's average daily net assets with a minimum annual fee of $75,000 payable monthly on a pro rata basis.


Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank, National Association ("PNC Bank") serves as the Fund's Custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Distributor


     Provident Distributors, Inc. ("PDI"), whose principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

Expenses

     The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser and PFPC; distribution fees; fees and expenses of officers and directors who are not affiliated with any of RBB's investment advisers, sub-advisers or the Distributor; taxes; interest; legal fees; custodian fees; auditing fees; brokerage fees and commissions; certain of the fees and expenses of registering and qualifying the Fund and the Shares for distribution under federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing them annually to existing shareholders that are not attributable to a particular class of shares of RBB; the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB; fidelity bond and directors and officers liability insurance premiums; the expense of using independent pricing services; and other expenses that are not expressly assumed by the Adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees, identified as belonging to a particular class, are allocated to such class.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     The Board of Directors of RBB approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Fund. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of Investor Shares of the Fund, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Shares of the Fund, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares -- Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries.

     Shares of the Fund may be available through various brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

     For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee') of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund Shares.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Bond Fund" c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Bond Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Bond Fund with a check issued by a third party and endorsed over to the fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.


     The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents after the close of regular trading on the New York Stock Exchange, Inc. (currently 4:00 p.m., Eastern time) are priced at the net asset value next determined on the following business day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.


     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

          B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                     PNC Bank, N.A.
                     Philadelphia, PA 19103
                     ABA NUMBER: 0310-0005-3
                     CREDITING ACCOUNT NUMBER: 86-1108-2507
                     FROM: (name of investor)
                     ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Bond Fund
                     AMOUNT: (amount to be invested)

          C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

For subsequent investments, an investor should follow steps A and B above.

Automatic Investing

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888)261-4073 to obtain the appropriate forms.

Retirement Plans

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as Custodian. For further information as to applications and annual fees, contact PFPC at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Redemption By Mail

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Bond Fund c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Systematic Withdrawal Plan

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption

     RBB reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by law. If the Shares to be redeemed have been recently purchased by check, PFPC may delay mailing a redemption check, for up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege


     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

Exchange Privilege Limitations

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.


     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.


Telephone Transactions

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. These forms are available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


     The net asset value for each class of the Fund is calculated by adding the value of the proportionate interest of each class in the Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing by the total number of outstanding shares of the class. The net asset value is calculated as of the close of regular trading on the NYSE on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of the Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.


     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.


     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares immediately prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------


     The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of Institutional Shares separately from Investor Shares. Because of different fees paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning the other class may be obtained by calling the Fund at (888) 261-4073.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS BOND FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS BOND FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional

Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION
--------------------------------------------------------------------------------

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC Inc., at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

Share Certificates

     In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

Historical Performance Information


     For the period from commencement of operations (December 30, 1998) through August 31, 1998, the total return since inception (not annualized) for the Investor Class of Shares of the Fund was as follows:

      Unannualized investment returns for the period ended August 31, 1998

                                                     Since Inception
                                                     ---------------
      Boston Partners Bond Fund.....................       4.63%
      (Investor Shares)

     The total return assumes reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis since inception and for the year ended September 30, 1998. The Composite is comprised of all of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have operating histories, whereas the Fund had not commenced operations until December 30, 1997. The Composite performance information includes the reinvestment of interest received by the underlying securities, realized and unrealized gains and losses, and reflects the payment of investment advisory fees and transaction expenses. The Composite performance does not include custody fees or administrative fees that may be charged by banks, fiduciaries, or other third parties in connection with these institutional and privately managed accounts. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses to be incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

     Average annualized investment returns for the period ended
September 30, 1998.

                                                  One              Since
                                                 Year             Inception*
                                                 ----             ----------

Composite Performance...................         8.70%            9.20%
Lehman Brothers Aggregate Bond Index....        11.50%            8.60%

     The Lehman Brothers Aggregate Bond Index is a broad market-weighted index, which encompasses three major classes of investment-grade, fixed income securities with maturities greater than one-year, including U.S. Treasury securities, corporate bonds and mortgage-backed securities.

     *The Adviser commenced managing these accounts on June 1, 1995.

Future Performance Information

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Lehman Brothers Aggregate Bond Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   TABLE OF CONTENTS
                                                 Page

FINANCIAL HIGHLIGHTS..............................  3
INTRODUCTION......................................  4
INVESTMENT OBJECTIVES AND POLICIES................  4
INVESTMENT LIMITATIONS............................  6
RISK FACTORS......................................  7
MANAGEMENT........................................ 10
DISTRIBUTION OF SHARES............................ 13
HOW TO PURCHASE SHARES............................ 14
HOW TO REDEEM AND EXCHANGE SHARES................. 15
NET ASSET VALUE................................... 18
DIVIDENDS AND DISTRIBUTIONS....................... 19
TAXES............................................. 19
MULTI-CLASS STRUCTURE............................. 20
DESCRIPTION OF SHARES............................. 20
OTHER INFORMATION................................. 21


Investment Adviser
Boston Partners Asset Management, L.P.
Boston, Massachusetts

Custodian
PNC Bank, N.A.
Philadelphia, Pennsylvania

Transfer Agent
PFPC Inc.
Wilmington, Delaware


Distributor                                PROSPECTUS
Provident Distributors, Inc.
Conshohocken, Pennsylvania                 DECEMBER 29, 1998


Counsel                                    BOSTON PARTNERS
Drinker Biddle & Reath LLP                    BOND FUND
Philadelphia, Pennsylvania
                                          (Investor Shares)

Independent Accountants                   bp
PricewaterhouseCoopers LLP                BOSTON PARTNERS ASSET
Philadelphia, Pennsylvania                MANAGEMENT, L.P.
                                          ----------------------

     Boston Partners Bond Fund                bp
     (Investor Class)                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.

ACCOUNT APPLICATION
Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

1              (Please check the appropriate box(es) below.)
Account
Registration:  1  Individual           2  Joint Tenant           3  Other

               _________________________________________________________________
               NAME          SOCIAL SECURITY NUMBER OR TAX ID# OF PRIMARY OWNER

               _________________________________________________________________
               NAME OF JOINT OWNER        JOINT OWNER SOCIAL SECURITY NUMBER OR
                                          TAX ID#

               For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

                 4  Uniform Gifts/Transfer to Minor's Act
GIFT TO MINOR:
               _________________________________________________________________
               NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

               _________________________________________________________________
               NAME OF MINOR (ONLY ONE PERMITTED)

               _________________________________________________________________
               MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

CORPORATION,
PARTNERSHIP,
TRUST OR
OTHER ENTITY:  _________________________________________________________________
               NAME OF CORPORATION, PARTNERSHIP,           NAME(S) OF TRUSTEE(S)
               OR OTHER

               _________________________________________________________________
               TAXPAYER IDENTIFICATION NUMBER

               _________________________________________________________________
2              STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Mailing
Address:       _________________________________________________________________
               CITY                          STATE                     ZIP CODE

               _________________________________________________________________
               DAY PHONE NUMBER              EVENING PHONE NUMBER

3              Minimum initial investment     Amount of investment $____________
Investment     of $2,500.
Information:

               Make the check payable to Boston Partners Bond Fund.

               Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

               NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

DISTRIBUTION
OPTIONS:

               Dividends  5    Pay by check  6    Reinvest 7    Capital Gains  8
               Pay by check  9    Reinvest 10


               To select this portion please fill out the information below:

               Amount_______________         Startup Month__________________

SYSTEMATIC
WITHDRAWAL     Frequency Options:  Annually  11     Monthly 12     Quarterly  13
PLAN

               -    A minimum account value of $10,000 in a
                    single account is required to establish a Systematic Withdrawal Plan.

               -    Payments will be made on or near the 25th of the month.

               Please check one of the following options:

                    _____ Please mail checks to Address of Record (Named in Section 2)
                    _____ Please electronically credit my Bank of Record (Named in Section 5)

4               To use this option, you must initial the appropriate line below.
Telephone
Exchange and   I authorize the Transfer Agent to accept instructions from any
Redemption:    persons to redeem or exchange shares in my account(s) by
               telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

                ______________________  _________________ Redeem shares, and
                  individual initial      joint initial   send the proceeds to
                                                          the address of record.


                ______________________  _________________ Exchange shares for
                 individual initial       joint initial   shares of The Boston
                                                          Partners Large Cap
                                                          Value Fund, Mid Cap
                                                          Value Fund, Micro Cap
                                                          Value Fund, Market
                                                          Neutral Fund or Long-
                                                          Short Equity Fund.


5              The Automatic Investment Plan which is available to shareholders
Automatic      of the Fund, makes possible regularly scheduled purchases of Fund
Investment     shares to allow dollar-cost averaging. The Fund's Transfer Agent
Plan:          can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

               Please debit $________ from my checking account (named below) on or about the 20th of the month. Please attach an unsigned, voided check.

               14  Monthly     15  Every Alternate Month     16  Quarterly
               17  Other

BANK OF        _________________________________________________________________
RECORD:        BANK NAME                         STREET ADDRESS OR P.O. BOX

               _________________________________________________________________
               CITY                   STATE                        ZIP CODE

               _________________________________________________________________
               BANK ABA NUMBER                          BANK ACCOUNT NUMBER

6              The undersigned warrants that I (we) have full authority and, if
Signatures:    a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

               Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

               Under penalties of perjury, I certify that:

               (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and

               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

               Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.

              _________________________________________________________________
               SIGNATURE OF APPLICANT                              DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)

               _________________________________________________________________
               SIGNATURE OF JOINT OWNER                            DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)


               (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

               For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

               Mail completed Account Application and check to:

                            The Boston Partners Bond Fund
                            c/o PFPC Inc.
                            P.O. Box 8852
                            Wilmington, DE  19899-8852

                      BOSTON PARTNERS MICRO CAP VALUE FUND
                             (Institutional Shares)
                                       of
                               The RBB Fund, Inc.

     Boston Partners Micro Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS


                                                               December 29, 1998

EXPENSE TABLE

     The following table illustrates the shareholder transaction and annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

Shareholder Transaction Expenses

     Maximum Sales Charge Imposed on Purchases.............................None
     Maximum Sales Charge Imposed on Reinvested Dividends..................None
     Maximum Deferred Sales Charge.........................................None
     Redemption Fee(1)....................................................1.00%
     Exchange Fee..........................................................None

Annual Fund Operating Expenses (as a percentage of average net assets)

     Management Fees (after waivers)(2)...................................0.00%
     12b-1 Fees ..........................................................0.00%
     Other Expenses (after expense reimbursements)(2).....................1.55%
     Total Fund Operating Expenses (after waivers and
        expense reimbursements)(2)........................................1.55%
                                                                          ====
----------
(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) In the absence of fee waivers and expense reimbursements, Management Fees would be 1.25%, Other Expenses would be 16.44%, and Total Fund Operating Expenses would be 17.69%. Management Fees are based on average daily net assets and are calculated daily and paid monthly.

Example

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period (including the 1.00% transaction fee on redemptions made within a year of purchase):


                                        One        Three       Five       Ten
                                        Year       Years       Years      Years
                                        ----       -----       -----      -----
Boston Partners Micro Cap Value Fund    $16         $49         $84        $185


     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser, and the Fund's other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period July 1, 1998 (date of inception) through August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS MICRO CAP VALUE FUND
         (For an Institutional Share outstanding throughout each period)

                                                               For the Period
                                                                July 1, 1998*
                                                             through August 31,
                                                                    1998
                                                             ------------------

Per Share Operating Performance**
Net asset value, beginning of period........................        $10.00
                                                                    ------

Net investment income/(loss) (1)............................         (0.01)
Net realized and unrealized gain on investments(2)..........         (2.37)
                                                                    ------

Net increase/(decrease) in net assets resulting
from operations.............................................         (2.38)

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................            --
Net realized capital gains..................................            --
                                                                    ------

Net asset value, end of period..............................        $ 7.62

Total investment return(3)(5)...............................       (23.80%)
                                                                    ======

Ratios/Supplemental Data
Net assets, end of period (000).............................        $1,120

Ratio of expenses to average net
  assets***(1)(4)...........................................          1.55%
Ratio of net investment income/(loss) to
  average net assets***(1)..................................         (0.34%)
Portfolio turnover rate****.................................         11.97%


----------
   *   Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 ***   Annualized.
****   Not annualized.
(1)    Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.

(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Without the waiver of advisory, administrative services, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 17.69% for the Institutional Class.
(5)    Redemption fee of 1.00% is not reflected in total return calculation.



INTRODUCTION

     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Micro Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is to provide long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by the Adviser as equity securities that it believes possess value characteristics.

     The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 35% (under normal conditions) at the time of purchase, in companies with considerably larger market capitalizations.

     The Fund presents greater risks than funds that invest in equity securities of larger companies for the following reasons: Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions, the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Composite Stock Price Index.

     The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a fundamental analysis of industries and companies, earning power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 25% of its total assets in securities of foreign issuers, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. ADRs and EDRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

     The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.

INVESTMENT LIMITATIONS

     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

     1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

     3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

     The Fund presently has no intention to participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it reserves the ability to participate in such offerings in the future.

Portfolio Turnover

     The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 150% during the current fiscal year. Such a relatively high portfolio turnover will be accompanied by relatively high transactional (i.e., brokerage) costs. It may also result in increased capital gains realized by the Fund and distributed to shareholders.

RISK FACTORS

     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. As of the date of this Prospectus, U.S. stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

     European Currency Unification. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.


YEAR 2000

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



     General. Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT

Board of Directors

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 1.25% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses during the current fiscal year.

Portfolio Management

     The day-to-day portfolio management of the Fund is the responsibility of David M. Dabora and Wayne J. Archambo who are portfolio managers of the Adviser. Prior to taking on day to day responsibilities for the Micro Cap Value Fund, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 11 years of investment experience and is a Chartered Financial Analyst. Mr. Archambo oversees the investment activities of the Adviser's $1.5 billion mid-capitalization value equity product as well as the $120 million Mid Cap Value Fund and small cap assets worth $1.0 billion. Prior to joining the Adviser in April 1995, Mr. Archambo had been employed by The Boston Company Asset Management, Inc. since 1989 as a senior portfolio manager and a member of that firm's Equity Policy Committee. Mr. Archambo has over 16 years of investment experience and is a Chartered Financial Analyst.

Administrator

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

Administrative Services Agent

     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

Distributor

     PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Expenses

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays its own distribution fees, if any, and may pay a different share of other expenses than other classes (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.



DISTRIBUTION OF SHARES


     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any Portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub- transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares-Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.


Purchases Through Intermediaries.

     Shares of the Fund may be available through certain brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee') of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Shares, or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

HOW TO PURCHASE SHARES

General

     Shares representing interests in the Fund are offered continuously for sale by the Distributor. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Micro Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Micro Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Micro Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundation or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order. As of the date of this Prospectus, the Fund intends to suspend the offering of Shares upon the Fund's attaining $300 million in total assets.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased initially or acquired through the exercise of any exchange privilege is based on the net asset value next computed after a purchase order is received by the Fund or its agents prior to the close of the NYSE on such day (generally 4:00 p.m. Eastern Time). Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

              PNC Bank, N.A.
              Philadelphia, PA 19103
              ABA NUMBER: 0310-0005-3
              CREDITING ACCOUNT NUMBER: 86-1108-2507
              FROM: (name of investor)
              ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: (name of the Fund)
              AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

Automatic Investing

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

HOW TO REDEEM AND EXCHANGE SHARES

Redemption by Mail

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Micro Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption, unless the Shareholder has held his or her Shares for less than one year, upon which a fee equal to 1% of the net asset value of the Shares redeemed at the time of redemption will be imposed.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Transaction Fee Imposed on Certain Redemptions

     The Fund requires the payment of a transaction fee on redemptions of Shares of the Fund held for less than one year equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions.

Involuntary Redemption

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

     With the exception of redemptions to which the 1.00% transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. For redemptions to which the additional transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents, less an amount equal to 1.00% of the net asset value of such Shares redeemed that the shareholder has held for less than one year. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the purchase date, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations." Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Institutional Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

Exchange Privilege Limitations

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

Telephone Transactions

     In order to request a telephone exchange or redemption, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE

     The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class are calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and will pay them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

MULTI-CLASS STRUCTURE


     The Fund offers one other class of shares, Investor Shares, which is offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning other classes may be obtained by calling the Fund at (888) 261-4073.


DESCRIPTION OF SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS MICRO CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS MICRO CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

Share Certificates

     In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

Future Performance Information

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Russell 2000 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                   Table of Contents
                                                 Page
                                                 ----
FINANCIAL HIGHLIGHTS..............................  3
INTRODUCTION......................................  5
INVESTMENT OBJECTIVES AND POLICIES................  5
INVESTMENT LIMITATIONS............................  6
RISK FACTORS......................................  9
MANAGEMENT........................................ 10
DISTRIBUTION OF SHARES............................ 12
HOW TO PURCHASE SHARES............................ 12
HOW TO REDEEM AND EXCHANGE SHARES................. 14
NET ASSET VALUE................................... 17
DIVIDENDS AND DISTRIBUTIONS....................... 18
TAXES............................................. 18
MULTI-CLASS STRUCTURE............................. 19
DESCRIPTION OF SHARES............................. 19
OTHER INFORMATION................................. 20


Investment Adviser
Boston Partners Asset Management, L.P.
Boston, Massachusetts


Custodian
PNC Bank, N.A.
Philadelphia, Pennsylvania

Transfer Agent and Administrator                   PROSPECTUS
PFPC Inc.
Wilmington, Delaware                               DECECEMBER 29, 1998

Distributor
Provident Distributors, Inc.
Conshohocken, Pennsylvania

Counsel                                           BOSTON PARTNERS
Drinker Biddle & Reath LLP                           MICRO CAP
Philadelphia, Pennsylvania                          VALUE FUND

Independent Accountants                           (Institutional Shares)
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania




                                        bp

                                        BOSTON PARTNERS ASSET MANAGEMENT, L.P.

  Boston Partners Micro Cap Value Fund    bp
           (Institutional Class)               BOSTON PARTNERS ASSET MANAGEMENT, L.P.


ACCOUNT APPLICATION
Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

+--------------+  (Please check the appropriate box(es) below.)
| 1            |           |_|  Individual     |_|  Joint Tenant     |_|  Other
| Account      |
| Registration:|           Name                                       SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
+--------------+

                           NAME OF JOINT OWNER                        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


GIFT TO MINOR:             |_|  Uniform Gifts/Transfer to Minor's Act

                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)


                           NAME OF MINOR (ONLY ONE PERMITTED)


                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH


CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:

                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                 NAME(S) OF TRUSTEE(S)


                           TAXPAYER IDENTIFICATION NUMBER

+--------------+
| 2            |           STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |
+--------------+           CITY                       STATE            ZIP CODE


                           DAY PHONE NUMBER                EVENING PHONE NUMBER


+--------------+           Minimum initial investment of $100,000      Amount of investment $____________
| 3            |
| Investment   |           Make the check payable to Boston Partners Micro Cap Value Fund.
| Information: |
+--------------+           Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.


DISTRIBUTION               Note: Dividends and capital gains may be reinvested or paid by check. If no options are selected
OPTIONS:                   below, both dividends and capital gains will be reinvested in additional Fund shares.

                           Dividends |_|   Pay by check |_|   Reinvest |_|   Capital Gains |_|   Pay by check |_|   Reinvest |_|


+--------------+  To use this option, you must initial the appropriate line below.
| 4            |  I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in
| Telephone    |  my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's
| Redemption:  |  current prospectus.
+--------------+




                                                                Redeem shares, and send the proceeds
                  individual initial         joint initial      to the address of record.


                                                                Exchange shares for shares of The Boston
                  individual initial         joint initial      Partners Large Cap Value Fund, Mid Cap
                                                                Value Fund, Bond Fund, Market Neutral
                                                                Fund or Long-Short Equity Fund.

+--------------+  The Account Investment Plan which is available to shareholders of the Fund,
| 5            |  makes possible regularly scheduled purchases of Fund shares to allow
| Automatic    |  dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount
| Investment   |  of money selected by you to be deducted from your checking account and used
| Plan:        |  to purchase shares of the Fund.
+--------------+
                  Please debit $________ from my checking account (named below) on or about the
                  20th of the month. Please attach an unsigned, voided check.

                           |_| Monthly   |_| Every Alternate Month   |_| Quarterly   |_| Other


BANK OF RECORD:            BANK NAME                                            STREET ADDRESS OR P.O. BOX


                           CITY                       STATE                     ZIP CODE


                           BANK ABA NUMBER                                      BANK ACCOUNT NUMBER


+--------------+  The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of
| 6            |  legal age to purchase shares pursuant to this Account Application, and I (we) have received a current
|              |  prospectus for the Fund in which I (we) am (are) investing.
| Signatures:  |
+--------------+  Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following  certification:

                           Under penalties of perjury, I certify that:

                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and

                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31%
                           backup withholding as a result of a failure to report all interest or dividends, or (c) the
                           IRS has notified me that I am no longer subject to backup withholding.

                           Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.


                           SIGNATURE OF APPLICANT                               DATE


                           PRINT NAME                                           TITLE (IF APPLICABLE)


                           SIGNATURE OF JOINT OWNER                             DATE


                           PRINT NAME                                           TITLE (IF APPLICABLE)


                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                           Mail completed Account Application and check to:   The Boston Partners Micro Cap Value Fund
                                                                              c/o PFPC Inc.
                                                                              P.O. Box 8852
                                                                              Wilmington, DE 19899-8852

                      BOSTON PARTNERS MICRO CAP VALUE FUND
                                (Investor Shares)
                                       of
                               The RBB Fund, Inc.

     Boston Partners Micro Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

PROSPECTUS                                                     DECEMBER 29, 1998

EXPENSE TABLE

     The following table illustrates the shareholder transaction and annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

Shareholder Transaction Expenses

         Maximum Sales Charge Imposed on Purchases.........................None
         Maximum Sales Charge Imposed on Reinvested Dividends..............None
         Maximum Deferred Sales Charge.....................................None
         Redemption Fee1..................................................1.00%
         Exchange Fee......................................................None

Annual Fund Operating Expenses (as a percentage of average net assets)

         Management Fees (after waivers)2.................................0.00%
         12b-1 Fees (after waivers)2...................................... .25%
         Other Expenses (after expense reimbursements)2...................1.55%
         Total Fund Operating Expenses (after waivers and
                  expense reimbursements)2................................1.80%
                                                                          =====

   1 To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


   2 In the absence of fee waivers and expense reimbursements, Management Fees would be 1.25%, Other Expenses would be 16.44%, 12b-1 Fees would be 0.25% and Total Fund Operating Expenses would be 17.94%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.

Example

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period (including the 1.00% transaction fee on redemptions made within a year of purchase):


                                              One         Three       Five        Ten
                                              Year        Years       Years       Years
                                              ----        -----       -----       -----

Boston Partners Micro Cap Value Fund          $18          $57         $97         $212



     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and 12b-1 fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser, the Distributor and the Fund's other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees or 12b-1 Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period July 1, 1998 (date of inception) through August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS MICRO CAP VALUE FUND
           (For an Investor Share outstanding throughout each period)

                                                                 For the Period
                                                                 July 1, 1998*
                                                              through August 31,
                                                                     1998
                                                              ------------------

Per Share Operating Performance**
Net asset value, beginning of period.......................         $10.00
                                                                    ------

Net investment income/(loss) (1)...........................          (0.01)
Net realized and unrealized gain/(loss) on investments(2)..          (2.36)
                                                                    ------

Net increase/(decrease) in net assets resulting
from operations............................................          (2.37)
                                                                    ------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income......................................             --
Net realized capital gains.................................             --
                                                                    ------

Net asset value, end of period.............................         $ 7.63
                                                                    ======

Total investment return(3)(5)..............................        (23.70%)
                                                                    ======

Ratios/Supplemental Data
Net assets, end of period (000)............................        $129.00

Ratio of expenses to average net
  assets***(1)(4)..........................................           1.80%
Ratio of net investment income/(loss) to
  average net assets***(1).................................          (0.66%)
Portfolio turnover rate****................................          11.97%


-------------
  *      Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
***      Annualized.
****     Not annualized.
(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 18.19% for the Investor Class.
(5)      Redemption fee of 1.00% is not reflected in total return calculation.

INTRODUCTION
-------------------------------------------------------------------------------

     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Micro Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

     The Fund's investment objective is to provide long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by the Adviser as equity securities that it believes possess value characteristics.

     The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 35% (under normal conditions) at the time of purchase, in companies with considerably larger market capitalizations.

     The Fund presents greater risks than funds that invest in equity securities of larger companies for the following reasons: Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions, the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Composite Stock Price Index.

     The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a fundamental analysis of industries and companies, earning power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 25% of its total assets in securities of foreign issuers, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. ADRs and EDRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

     The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------

     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

     1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

     3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

     The Fund presently has no intention to participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it reserves the ability to participate in such offerings in the future.

Portfolio Turnover

     The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 150% during the current fiscal year. Such a relatively high portfolio turnover will be accompanied by relatively high transactional (i.e., brokerage) costs. It may also result in increased capital gains realized by the Fund and distributed to shareholders.


RISK FACTORS
--------------------------------------------------------------------------------

     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. As of the date of this Prospectus, U.S. stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

     European Currency Unification. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.



     YEAR 2000 . Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.



     General. Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


MANAGEMENT
--------------------------------------------------------------------------------

Board of Directors

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

Investment Adviser

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.


     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 1.25% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses during the current fiscal year.


Portfolio Management

     The day-to-day portfolio management of the Fund is the responsibility of David M. Dabora and Wayne J. Archambo who are portfolio managers of the Adviser. Prior to taking on day to day responsibilities for the Micro Cap Value Fund, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 11 years of investment experience and is a Chartered Financial Analyst. Mr. Archambo oversees the investment activities of the Adviser's $1.5 billion mid-capitalization value equity product as well as the $120 million Mid Cap Value Fund and small cap assets worth $1.0 billion. Prior to joining the Adviser in April 1995, Mr. Archambo had been employed by The Boston Company Asset Management, Inc. since 1989 as a senior portfolio manager and a member of that firm's Equity Policy Committee. Mr. Archambo has over 16 years of investment experience and is a Chartered Financial Analyst.


Administrator

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

Distributor

     Provident Distributors, Inc. ("PDI"), with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

Transfer Agent, Dividend Disbursing Agent, and Custodian

     PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements, with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

Expenses

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the Institutional Class of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.


DISTRIBUTION OF SHARES
-------------------------------------------------------------------------------

     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee. The Distributor intends to waive all fees under the Plan during the current fiscal year.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund's 12b-1 Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares - Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries

     Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, Boston Partners, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Micro Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Micro Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Micro Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order. As of the date of this Prospectus, the Fund intends to suspend the offering of Shares upon the Fund's attaining $300 million in total assets.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received by the Fund or its agents prior to the close of the NYSE on such day (generally 4:00 p.m. Eastern Time). Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Provided that the investment is at least $2,500, An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.


     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank, National
Association:


                    PNC Bank, N.A.
                    Philadelphia, PA 19103
                    ABA NUMBER: 0310-0005-3
                    CREDITING ACCOUNT NUMBER: 86-1108-2507
                    FROM: (name of investor)
                    ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Micro Cap Value
                             Fund
                    AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

Automatic Investing

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic Investing Program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

Retirement Plans

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Fund's transfer agent, PFPC, at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Redemption by Mail

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Micro Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption, unless the Shareholder has held his or her Shares for less than one year, upon which a fee equal to 1% of the net asset value of the Shares redeemed at the time of redemption will be imposed.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Systematic Withdrawal Plan

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

Transaction Fee Imposed on Certain Redemptions

     The Fund requires the payment of a transaction fee on redemptions of Shares of the Fund held for less than one year equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions.

Involuntary Redemption

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Payment of Redemption Proceeds

     With the exception of redemptions to which the 1.00% transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. For redemptions to which the additional transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents, less an amount equal to 1.00% of the net asset value of such shares redeemed that the shareholder has held for less than one year. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the purchase date, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

Exchange Privilege

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations." Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

Exchange Privilege Limitations

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

Telephone Transactions

     In order to request a telephone exchange or redemption, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and will pay them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

MULTI-CLASS STRUCTURE
-------------------------------------------------------------------------------


     The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning other classes may be obtained by calling the Fund at (888) 261-4073.



DESCRIPTION OF SHARES
-------------------------------------------------------------------------------

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS MICRO CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS MICRO CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION
-------------------------------------------------------------------------------

Reports and Inquiries

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

Share Certificates

     In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

Future Performance Information

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Russell 2000 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR MAKE ANY REPRESENTATIONS NOT
CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT
OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY
REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY
THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB
OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                   Table of Contents
                                                 Page
                                                 ----
FINANCIAL HIGHLIGHTS..............................  3
INTRODUCTION......................................  6
INVESTMENT OBJECTIVES AND POLICIES................  6
INVESTMENT LIMITATIONS............................  8
RISK FACTORS......................................  9
MANAGEMENT........................................ 10
DISTRIBUTION OF SHARES............................ 12
HOW TO PURCHASE SHARES............................ 14
HOW TO REDEEM AND EXCHANGE SHARES................. 16
NET ASSET VALUE................................... 19
DIVIDENDS AND DISTRIBUTIONS....................... 20
TAXES..............................................20
MULTI-CLASS STRUCTURE............................. 21
DESCRIPTION OF SHARES............................. 21
OTHER INFORMATION................................. 22


Investment Adviser
Boston Partners Asset Management, L.P.                    BOSTON PARTNERS
Boston, Massachusetts                                     MICRO CAP
                                                          VALUE FUND
Custodian
PNC Bank, N.A.                                          (Investor Shares)
Philadelphia, Pennsylvania

Transfer Agent and Administrator                           PROSPECTUS
PFPC Inc.
Wilmington, Delaware                                     December 29, 1998

Distributor
Provident Distributors, Inc.              bp
Conshohocken, Pennsylvania
                                          BOSTON PARTNERS ASSET MANAGEMENT L.P.
Counsel                                   -------------------------------------
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


         Boston Partners Micro Cap Value Fund                 bp
                  (Investor Class)                            BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                                              --------------------------------------

ACCOUNT APPLICATION
Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

+--------------+  (Please check the appropriate box(es) below.)
| 1            |  |_|       Individual               |_|  Joint Tenant          |_|  Other
| Account      |           ________________________________________________________________________________________________________
| Registration:|           Name                                                 SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
+--------------+
                           ________________________________________________________________________________________________________
                           NAME OF JOINT OWNER                                       JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:             |_|  Uniform Gifts/Transfer to Minor's Act
--------------
                           ________________________________________________________________________________________________________
                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                           ________________________________________________________________________________________________________
                           NAME OF MINOR (ONLY ONE PERMITTED)

                           ________________________________________________________________________________________________________
                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
------------------
                           ________________________________________________________________________________________________________
                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                         NAME(S) OF TRUSTEE(S)

                           ________________________________________________________________________________________________________
                           TAXPAYER IDENTIFICATION NUMBER


+--------------+           ________________________________________________________________________________________________________
| 2            |           STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |           ________________________________________________________________________________________________________
+--------------+           CITY                                                                  STATE            ZIP CODE

                           ________________________________________________________________________________________________________
                           DAY PHONE NUMBER                                                                 EVENING PHONE NUMBER


+--------------+   Minimum initial investment of $2,500                             Amount of investment $____________
| 3            |
| Investment   |   Make the check payable to Boston Partners Micro Cap Value Fund.
| Information: |
+--------------+   Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

------------
DISTRIBUTION       Note:  Dividends and capital gains may be reinvested or paid by check.  If no options are selected
OPTIONS:           below, both dividends and capital gains will be reinvested in additional Fund shares.
------------
                   Dividends |_| Pay by check |_| Reinvest |_| Capital Gains |_| Pay by check |_| Reinvest |_|


+--------------+   To use this option, you must initial the appropriate line below.
| 4            |   I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in
| Telephone    |   my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's
| Redemption:  |   current prospectus.
+--------------+


                                                                                        Redeem shares, and send the proceeds to the
                   ____________________________        ________________________________ address of record.
                   individual initial                                joint initial



                   ____________________________        ________________________________ Exchange shares for shares of The Boston
                   individual initial                                joint initial      Partners Large Cap Value Fund, Mid Cap
                                                                                        Value Fund, Bond Fund, Market Neutral Fund
                                                                                        or Long-Short Equity Fund

+--------------+   The Account Investment Plan which is available to shareholders of the Fund, makes possible regularly
| 5            |   scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can
| Automatic    |   arrange for an amount of money selected by you to be deducted from your checking account and used to
| Investment   |   purchase shares of the Fund.
| Plan:        |
+--------------+   Please debit $________ from my checking account (named below) on or about the 20th of the month. Please attach an unsigned, voided check.
                           |_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other

_______________            ________________________________________________________________________________________________________
BANK OF RECORD:            BANK NAME                                                              STREET ADDRESS OR P.O. BOX

                           ________________________________________________________________________________________________________
                           CITY                                        STATE                                        ZIP CODE

                           ________________________________________________________________________________________________________
                           BANK ABA NUMBER                                                               BANK ACCOUNT NUMBER


+--------------+   The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of
| 6            |   legal age to purchase shares pursuant to this Account Application, and I (we) have received a current
|              |   prospectus for the Fund in which I (we) am (are) investing.
| Signatures:  |   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following
+--------------+   certification:

                           Under penalties of perjury, I certify that:
                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and

                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to audit backup withholding.


                           ________________________________________________________________________________________________________
                           SIGNATURE OF APPLICANT                                                               DATE


                           ________________________________________________________________________________________________________
                           PRINT NAME                                                                     TITLE (IF APPLICABLE)


                           ________________________________________________________________________________________________________
                           SIGNATURE OF JOINT OWNER                                                             DATE


                           ________________________________________________________________________________________________________
                           PRINT NAME                                                                     TITLE (IF APPLICABLE)


                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.


                           Mail completed Account Application and check to:     The Boston Partners Micro Cap Value Fund
                                                                                c/o PFPC Inc.
                                                                                P.O. Box 8852
                                                                                Wilmington, DE  19899-8852

                                 THE RBB FAMILY

                        Government Securities Portfolio,
                  (Investment Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares of a class (the "RBB Shares" or the "Shares") representing interests in one investment portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Fund"): the Government Securities Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the RBB Prospectus of the Fund, dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.



                                    CONTENTS


                                                       Page
                                                       ----


General..........................................       2
Investment Objectives and Policies...............       2
Directors and Officers...........................      10
Investment Advisory, Distribution
  and Servicing Arrangements.....................      13
Portfolio Transactions...........................      18
Purchase and Redemption Information..............      20
Valuation of Shares..............................      21
Performance and Yield Information................      22
Taxes............................................      24
Additional Information Concerning Fund
  Shares.........................................      25
Miscellaneous....................................      28
Financial Statements ............................      29
Appendix A.......................................     A-1
Appendix B.......................................     B-1

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to one class of shares (the "RBB Class") representing interests in one of the investment portfolios of the Fund: the Government Securities Portfolio. The RBB Class is offered by the Prospectus dated December 29, 1998. The (the "Portfolio") Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolio. A description of ratings of certain instruments the Portfolio may purchase is set forth in Appendix A to the Prospectus.

Additional Information on Portfolio Investments.


     When-Issued Securities. The Portfolio may purchase "when-issued" and delayed delivery securities which are securities purchased for delivery beyond the normal settlement date at a stated price and yield. While such commitments are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, a Portfolio's custodian will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. The Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When a Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. With respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.


     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Futures Contracts. The Portfolio may invest in futures contracts and options thereon. These instruments are described in Appendix "B" hereto.

     Purchasing Put Options. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give a Portfolio the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security, or a futures contract.

     A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. If the Portfolio exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Portfolio to make futures margin payments unless it exercises the option. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     Put options may be used by a Portfolio to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Portfolio can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Portfolio's resulting losses. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Portfolio would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum a Portfolio has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Portfolio to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

     Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, a Portfolio would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Portfolio can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Writing Put Options. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     A Portfolio may write put options as an alternative to purchasing actual securities. If security prices rise, the Portfolio would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Portfolio will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Portfolio would expect to suffer a loss. This loss should be less than the loss the Portfolio would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for purchasing securities, the Portfolio's return from writing put options generally will involve a smaller amount of interest income than purchasing longer-term securities directly, because the Portfolio's cash will be invested in shorter-term securities which usually offer lower yields.

     Writing Call Options. Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Portfolio would seek to mitigate the effects of a price decline. At the same time, because a Portfolio would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Portfolio would give up some ability to participate in security price increases when writing call options.

     Combined Option Positions. A Portfolio may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Risks of Options Transactions. Options are subject to certain risks, including the risk of imperfect correlation between the option and a Portfolio's other investments and the risk that there might not be a liquid secondary market for the option. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Portfolio cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.
See Appendix "B" for a discussion of the risks of options on futures contracts.

     Asset Coverage for Futures and Options Positions. A Portfolio will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. A Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and liquid securities with a value sufficient to cover its potential obligations. A Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Limitations on Futures and Options Transactions. The Fund on behalf of the Portfolio has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:


     (a) The Portfolio will use commodity futures contracts and related commodity options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Portfolio may hold long positions in commodity futures contracts and related commodity options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of a portfolio management strategy and are incidental to the Portfolio's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or United States dollar-denominated high quality short-term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

     (b) The Portfolio will not enter into any commodity futures contract or option on a commodity futures contract if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Portfolio has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Portfolio's total assets.

     In addition, the Portfolio will not enter into any futures contract and any option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of securities or other instruments underlying the Portfolio's other futures or options positions, would exceed 50% of the Portfolio's net assets.

     The Portfolio's limitations on investments in futures contracts and its policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. A Portfolio will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Portfolio's shareholders.

     Short Sales "Against the Box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for speculative purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position.

Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio involved under the 1940 Act.


     Loans of Portfolio Securities. With respect to loans by the Portfolio of its portfolio securities as described in the Prospectus, the Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations.


     Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio pursuant to guidelines established by and under the supervision of the Board of Directors. Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Fund. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investment Limitations.

          The Government Securities Portfolio may not:


          1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such limitations;

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

          3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Portfolio to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations; (In determining whether the Portfolio has complied with this limitation No. 3 above, the Portfolio will not take into account the value of options and futures.)

          4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies;


          5. Purchase securities on margin (but may make margin payments in connection with transactions in financial futures contracts and related options) or purchase real estate or interests therein, commodities or commodity contracts except financial futures contracts and related options;


          6. Engage in the underwriting of securities by other issuers, except to the extent that the Portfolio may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act, securities which it has acquired, or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

          7. Effect a short sale of any security except in hedging strategies, and then only to the extent such investments do not exceed 25% of the Portfolio's net asset value or issue senior securities except as permitted by limitation 2 above. For purposes of this restriction, the purchase and sale of financial futures and related options does not constitute the issuance of a senior security;

          8. Purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the Portfolio's total assets taken at market value;


          9. Invest for the purpose of exercising control over or management of any company;

          10. Invest more than 10% of its total assets in the securities of other investment companies; or

          11. Purchase interest in oil, gas or other mineral exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.



     The foregoing investment limitations cannot be changed without shareholder approval.

                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496




----------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             Directors' Compensation

                                             Pension or
                                             Retirement         Estimated
                         Aggregate           Benefits Accrued   Annual
Name of Person/          Compensation        as Part of Fund    Benefits Upon
Position                 from Registrant     Expenses           Retirement
----------------         ---------------     ----------------   ---------------
Julian A. Brodsky,           $16,000             N/A                 N/A
Director
Francis J. McKay,            $18,000             N/A                 N/A
Director
Arnold M. Reichman,          $0                  N/A                 N/A
Director
Robert Sablowsky,            $18,000             N/A                 N/A
Director
Marvin E. Sternberg,         $17,000             N/A                 N/A
Director
Donald van Roden,            $23,000             N/A                 N/A
Director and Chairman




     On October 24, 1990, the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolio's adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank or the Distributor currently receives any compensation from the Fund.


          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory Agreement. The advisory services provided by BIMC and the fees received by it for such services are described in the Prospectus. BIMC renders advisory services to the Portfolio pursuant to an Investment Advisory and Administration Agreement. The Advisory Agreement relating to the Portfolio is dated June 25, 1990. Such advisory and administration agreement is hereinafter referred to as the "Advisory Agreement."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC advisory fees as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------


Government                     $0                 $24,599           $31,208
Securities Portfolio

     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers       Reimbursements
---------                ---------------          -------     ------------------

Government                     $0                 $30,188           $71,645
Securities Portfolio


     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers       Reimbursements
---------                ---------------          -------     ------------------

Government                     $0                 $39,247           $82,957
Securities Portfolio




     The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) expenses of organizing the Fund that are not attributable to a class of the Fund; (d) certain of the filing fees and expenses relating to the registration and qualification of the Fund and a portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Fund's directors and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (1) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (m) any extraordinary expenses;
(n) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (o) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (p) costs of BIMC's use of independent pricing services to value a portfolio's securities; and (q) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The RBB Class of the Fund pays its own distribution fees and may pay a different share than the other classes of the Portfolio of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the RBB Class or if it receives different services.

     Under the Advisory Agreement, BIMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Advisory Agreement was most recently approved for continuation with respect to the Portfolio on July 29, 1998 by vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved with respect to the Portfolio by shareholders of the Portfolio at a special meeting held July 26, 1991, as adjourned. The Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC. The Advisory Agreement may also be terminated by BIMC on 60 days' written notice to the Fund. The Advisory Agreement terminates automatically in the event of assignment thereof.

     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Shares pursuant to a Transfer Agency Agreement dated June 29, 1990 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares of the Portfolio, (b) addresses and mails all communications by the Portfolio to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp.


     For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $11.00 per account for orders which are placed via third parties and electronically relayed to PFPC, and at an annual rate of $13.00 per account for all other orders, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


     PFPC has entered into, and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.


     Administration Agreements. PFPC serves as administrator to the Portfolio pursuant to an Administration Agreement effective April 10, 1991 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund on behalf of the Portfolio statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Portfolio.


     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:




                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Government Securities
Portfolio                      $0                 $6,149           $0


     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Government Securities
Portfolio                      $0                 $7,547           $0



     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Government Securities
Portfolio                      $0                 $9,813           $0




     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, (the "Distribution Agreement") entered into by the Distributor and the Fund on behalf of the RBB Class, and a Plan of Distribution, as amended, for the RBB Class (as amended, the "Plan") which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the RBB Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to Authorized Dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

     The Plan was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

     Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the RBB Class shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of such directors who are not "interested persons" of the Fund.

     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the RBB Family Class of the Government Securities Portfolio in the aggregate amount of $5,929. Of that amount, $5,929 was paid to dealers with whom PDI had entered into dealer agreements and $0 was retained by PDI.

     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the Plans for the RBB Family Class of the Government Securities Portfolio in the aggregate amount of $18,670. Of that amount, $7,575 was paid to dealers with whom Counsellors had entered into dealer agreements and $11,059 was retained by Counsellors.

     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

     The Distribution Agreement also provides that the Distributor will be entitled to receive sales commissions equal to 4.99% of the net asset value of shares sold in any month, with such commissions being reduced for volume sales and sales made under certain purchase programs described in the Prospectus. Notwithstanding the foregoing, certain classes of investors described in the Prospectus who are associated with the Fund, the Distributor, BIMC, PNC Bank or PFPC are not charged any sales commissions.


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, BIMC is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Portfolio. In executing portfolio transactions, BIMC seeks to obtain the best net results for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BIMC generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

     The Portfolio does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BIMC may, consistent with the interests of a Portfolio and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and other clients of BIMC. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BIMC under its respective contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BIMC, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BIMC to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

     Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a

Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.


     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:

     Portfolio                    Security                       Value
     ---------                    --------                       -----
   Money Market            Bear Stearns Companies              $65,000,808
                           Corporate Obligations



     During the years ended August 31, 1996 through August 31, 1998, the Portfolio did not pay any brokerage commissions.

     The Portfolio expects that its annual portfolio turnover rate will not exceed 200%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio. For the year ended August 31, 1998, the Portfolio had a turnover rate of 5%. The Portfolio anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     An illustration of the computation of the public offering price per RBB Class Share of the Portfolio, based on the value of the Portfolio's net assets as of August 31, 1998, is as follows:


Net Assets.....................................             $5,901,262

Outstanding Shares.............................             $  665,080

Net Asset Value
  Per Share....................................             $     8.87

Maximum Sales Charge,
4.75% of offering
price (4.96% of net asset
value per share)...............................             $      .44

Offering Price to
Public.........................................             $     9.31

     Total front-end sales charges paid by shareholders of RBB Class Shares of the Portfolio for the year ended August 31, 1998 were $476.


     A front-end sales charge will be imposed (unless an exemption from the sales charge applies) when shares of other classes of the Fund are redeemed and the proceeds are used to purchase RBB Class Shares of the Portfolio.

                               VALUATION OF SHARES


     The net asset value per share of each class of the Portfolio is calculated as of 12 noon Eastern Time and as of the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 p.m.; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. The net asset value per share for each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the Portfolio's cash, securities and other assets, deducting the actual and accrued liabilities of the class, and dividing the result by the number of outstanding shares of the class.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                        PERFORMANCE AND YIELD INFORMATION

     Total Return. For purposes of quoting and comparing the performance of the Portfolio to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

          P(1 + T)n = ERV

Where:    P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years (1, 5 or 10)

          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

     The Portfolio may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Portfolio's performance with other measures of investment return. For example, in comparing a Portfolio's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, the Portfolio may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Portfolio shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Portfolio does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Portfolio will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Calculated according to the SEC rules, for the year ended August 31, 1998, both the average annual total return and the aggregate total return for the Government Securities Portfolio were 1.45%. Calculated according to the SEC rules, for the period beginning on the commencement of the Portfolio's operations and ending August 31, 1998, the average annual total return for the Portfolio (commencing August 1, 1991) was 4.94%. For the same period, the aggregate total return for the Portfolio (commencing August 1, 1991) was 40.73%.

     Calculated according to the non-standardized computation, which assumes no sales charges and reinvestment of all distributions for the year ended August 31, 1998, both the average annual total return and the aggregate total return for the Portfolio were 6.54%. Calculated also according to the non-standardized computation for the period beginning on the commencement of the Portfolio's operations and ending on August 31, 1998, the average annual total return for the Portfolio was 5.17%. The aggregate total return for the Portfolio calculated according to the non-standardized computation for the period beginning on the commencement of the Portfolio's operations and ending on August 31, 1998 was 47.77%.


     Yield. The Portfolio may also advertise its yield. Under the rules of the SEC, the Portfolio advertising yield must calculate yield using the following formula:

                            YIELD = 2[(a-b +1)6 - 1]
                                       --
                                       cd

 Where:      a =   dividends and interest earned during the period.

             b =   expenses accrued for the period (net  of  reimbursement).

             c =   the average daily number of shares
                   outstanding during the period that were
                   entitled to receive dividends.

             d = the maximum offering price per share on the last day of the period.


     Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     The yield for the 30-day period ended August 31, 1998 for the Portfolio was 4.80%.


     From time to time, in advertisements or in reports to shareholders with respect to a Portfolio, the yields of such Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES


     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to Shareholders each year, so that the Portfolio itself generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify:
(1) the Portfolio would be taxed at regular corporated rates without any deduction for distributions to Shareholders; and (2) Shareholders would be taxed as if they received ordinary dividends, although corporate Shareholders could be eligible for the dividends received deduction.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

                  RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class P Common Stock constitute the
RBB Class of the Government Securities Portfolio, described herein. Under
RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.

     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.


     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding voting securities of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectus, the Equity and Bond Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  INTEREST RATE FUTURES CONTRACTS.

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  STOCK INDEX FUTURES CONTRACTS.

                  GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.  FUTURES CONTRACTS ON FOREIGN CURRENCIES.

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS.

                  Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Investment Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

                  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Investment Advisor. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisor. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisor may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Funds is also subject to the Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  OPTIONS ON FUTURES CONTRACTS.

                  The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  ACCOUNTING AND TAX TREATMENT.

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

                  Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                  Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                       Bear Stearns Money Market Portfolio
                  (Investment Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION




     This Statement of Additional Information provides supplementary information pertaining to shares of a class (the "Bedford Shares" or the "Shares") representing interests in the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with The RBB Fund Money Market Portfolio (Bedford Shares) Prospectus of the Fund, dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS

                                                                           Page
                                                                           ----

General...................................................................... 2
Investment Objectives and Policies........................................... 2
Directors and Officers.......................................................12
Investment Advisory, Distribution and Servicing Arrangements.................15
Portfolio Transactions.......................................................19
Purchase and Redemption Information..........................................21
Valuation of Shares..........................................................21
Performance Information......................................................23
Taxes........................................................................24
Additional Information Concerning Fund Shares................................24
Miscellaneous................................................................28
Financial Statements.........................................................29
Appendix.....................................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to shares of the class of common stock of the Fund (the "Class") representing interests in the Money Market Portfolio of the Fund. The Class is offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolio. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio may have maturities of more than 13 months, provided:
(i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.

     The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Portfolio expects that commitments to purchase "when issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. The Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     The Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     The Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Either such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.


     The Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note is backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds that are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.


     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and

Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage

Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements, long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under Sec rules, obligations guaranteed by persons which meet the requisite rating requirements.

     Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investment Limitations

     The Money Market Portfolio may not:


          (1) borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;


          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:


     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;


     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration (applicable to the Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Portfolio.


          1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


-----------------

* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor, and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:




                             Directors' Compensation
                             -----------------------
                                                        Pension or Retirement
                                       Aggregate         Benefits Accrued as     Estimated Annual
                                     Compensation           Part of Fund          Benefits Upon
   Name of Person/Position         from Registrant            Expenses             Retirement
   -----------------------         ---------------      ---------------------    ----------------
   Julian A. Brodsky,                $16,000                      N/A                     N/A
   Director
   Francis J. McKay,                 $18,000                      N/A                     N/A
   Director
   Arnold M. Reichman,               $0                           N/A                     N/A
   Director
   Robert Sablowsky,                 $18,000                      N/A                     N/A
   Director
   Marvin E. Sternberg,              $17,000                      N/A                     N/A
   Director
   Donald van Roden,                 $23,000                      N/A                     N/A
   Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolio's adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Portfolio. The advisory agreement relating to the Money Market Portfolio is dated August 16, 1988. Such advisory and sub-advisory agreement are hereinafter collectively referred to as the "Advisory Agreements."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC for administrative services obligated under the Advisory Agreement) advisory fees as follows:



                                           Fees Paid
                                             (After
                                           waivers and
Portfolio                                reimbursements)         Waivers           Reimbursements
---------                                --------------          -------           --------------
Money Market                               $6,283,705             $3,334,990            $692,630


     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:



                                            Fees Paid
                                             (After
                                           waivers and
Portfolio                                reimbursements)          Waivers           Reimbursements
---------                                --------------           -------           --------------
Money Market                               $5,366,431            $3,603,130             $469,986



     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:



                                             Fees Paid
                                              (After
                                            waivers and
Portfolio                                 reimbursements)         Waivers           Reimbursements
---------                                --------------           -------           --------------
Money Market                                $4,174,375          $3,527,715               $342,158




     The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser, and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and
(u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Class of the Portfolio pays its own distribution fees and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved on July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved with respect to the Money Market Portfolio by shareholders of the Portfolio at a special meeting held December 22, 1989, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. The Advisory Agreement terminates automatically in the event of assignment thereof.

     Administration Agreement. BIMC is obligated to render administrative services to the Money Market Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Money Market Portfolio. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:




                                            Fees Paid
                                        (After waivers and                      Reimburse-
Portfolio                                 reimbursements)           Waivers       ments
---------                               ------------------          -------     ----------
Money Market                              $0                         $0         $0


     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Bedford Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares of the Portfolio, (b) addresses and mails all communications by the Portfolio to record owners of Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Shares. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the

Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of the Class (the "Distribution Agreement"), and the Plan of Distribution, as amended, for the Class (the "Plan"), which was adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

     The Plan was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

     Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plan for the Bear Stearns (Bedford) Money Market Portfolio, in the aggregate amount of $2,441,427. Of that amount, $2,317,465 was paid to dealers with whom PDI had entered into dealer agreements and $123,962 was retained by PDI.

     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the plans for the Bear Stearns Money Market Portfolio in the aggregate amount of $9,261,897. Of that amount, $8,874,206 was paid to dealers with whom Counsellors had entered into dealer agreements, and $387,691 was retained by Counsellors.

     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plan may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.



                             PORTFOLIO TRANSACTIONS


     The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that the Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

     Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Portfolio and for other investment accounts managed by BIMC or PNC Bank are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or PNC Bank or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


        Portfolio                     Security                      Value
        ---------                     --------                      -----

        Money Market              Bear Stearns Companies         $65,000,808
                                  Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)



                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities, and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of each other class. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Fund's net asset value per share is computed twice each day, as of 12:00 noon (Eastern
Time) and as of the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day. "Business Day" means each weekday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.


     The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.


     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

     The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                             PERFORMANCE INFORMATION


     The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The annualized yield for the seven-day period ended August 31, 1998 for the Bedford Class of the Money Market Portfolio, before waivers was as follows:


                                                          Tax-Equivalent Yield
                                    Effective          (assumes a federal income
   Portfolio           Yield          Yield                 tax rate of 28%)
   ---------           -----        ---------          -------------------------

   Money Market        4.58%         4.68%                       N/A

     The annualized yield for the seven-day period ended August 31, 1998 for the Bedford Class of the Money Market Portfolio after waivers was as follows:


                                                          Tax-Equivalent Yield
                                    Effective          (assumes a federal income
   Portfolio           Yield          Yield                 tax rate of 28%)
   ---------           -----        ---------          -------------------------

   Money Market        4.70%         4.81%                       N/A

     Total return and yield may fluctuate daily and does not provide a basis for determining future returns and yields. Because the returns yields of the Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of a portfolio's securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES





     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class L Common Stock constitute the Bedford, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.



     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the

1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.


     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).



                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.



                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                    BEDFORD MUNICIPAL MONEY MARKET PORTFOLIO
                  (Investment Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to a class of shares (the "Class") of The RBB Fund, Inc. representing interests in the Municipal Money Market Portfolio (the "Portfolio"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Bedford Municipal Money Market Portfolio Prospectus of The RBB Fund, Inc., dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free
(800) 888-9723. This Statement of Additional Information is dated
December 29, 1998.



                                    CONTENTS



                                                                                   Page
                                                                                   ----

General.............................................................................2
Investment Objectives and Policies..................................................2
Directors and Officers..............................................................7
Investment Advisory, Distribution and
  Servicing Arrangements...........................................................10
Portfolio Transactions.............................................................15
Purchase and Redemption Information................................................16
Valuation of Shares................................................................16
Performance Information............................................................18
Taxes..............................................................................19
Additional Information Concerning
  Fund Shares......................................................................20
Miscellaneous......................................................................23
Financial Statements...............................................................24
Appendix..........................................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to shares of the Class of common stock of the Fund (the "Shares") representing interests in the Municipal Money Market Portfolio of the Fund. The Shares are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.



                        INVESTMENT OBJECTIVE AND POLICIES


     The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Variable Rate Demand Instruments. Variable rate demand instruments held by the Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these and other reasons, suffer a loss with respect to such instruments.


     When-Issued or Delayed Delivery Securities. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more Rating Organizations (as defined in the Prospectus) in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's) or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.


     Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations.

        The Portfolio may not:

          (1) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with any such borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


          1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496



-------------------

* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             Directors' Compensation

                                                              Pension or
                                                              Retirement
                                                              Benefits
                                          Aggregate           Accrued as Part   Estimated Annual
                                          Compensation from   of Fund           Benefit Upon
Name of Person/Position                   Registrant          Expenses          Retirement
-----------------------                   -----------------   ---------------   ----------------

Julian A. Brodsky,                           $16,000                N/A                N/A
Director
Francis J. McKay,                            $18,000                N/A                N/A
Director
Arnold M. Reichman,                          $0                     N/A                N/A
Director
Robert Sablowsky,                            $18,000                N/A                N/A
Director
Marvin E. Sternberg,                         $17,000                N/A                N/A
Director
Donald van Roden,                            $23,000                N/A                N/A
Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolio's adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Portfolio's administrator and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreements respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Portfolio. The advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC advisory fees as follows:

                                             Fees Paid
                                              (After
                                            waivers and
Portfolios                                reimbursements)                       Waivers           Reimbursements
----------                                ---------------                       -------           --------------
Municipal Money Market                       $238,721                           $822,533              $55,085


     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:

                                             Fees Paid
                                              (After
                                            waivers and
Portfolios                                reimbursements)                       Waivers           Reimbursements
----------                                ---------------                       -------           --------------
Municipal Money Market                       $201,095                         $1,269,553              $14,921



     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:

                                             Fees Paid
                                              (After
                                            waivers and
Portfolios                                reimbursements)                       Waivers           Reimbursements
----------                                ---------------                       -------           --------------
Municipal Money Market                       $190,687                         $1,218,973              $17,576


     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser, and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and
(u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Class of the Portfolio pays its own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Investment Advisory Agreement was approved by shareholders of the Portfolio at a special meeting held June 10, 1992, as adjourned. The Sub-Advisory Agreement was approved by shareholders of the Portfolio at a special meeting held December 22, 1989. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

     Administration Agreement. PFPC serves as the administrator to the Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement.") PFPC has agreed to furnish to the Fund on behalf of the Portfolio statistical and research data, clerical, accounting and bookkeeping services and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or the Portfolio in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Portfolio.

     Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, However, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.


     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



Portfolios                                    Fees Paid            Waivers          Reimbursements
----------                                    ---------            -------          --------------
Municipal Money Market                        $312,593              $0                  $0


     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



Portfolios                                    Fees Paid            Waivers          Reimbursements
----------                                    ---------            -------          --------------

Municipal Money Market                        $99,071               $0                  $0


     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                              Fees Paid
                                               (After
Portfolios                                     waivers)            Waivers          Reimbursements
----------                                    ---------            -------          --------------
Municipal Money Market                        $67,204               $0                  $0

     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated April 10, 1991, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by the Portfolio to record owners of Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the classes of the Fund. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio.

Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.


     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, (the "Distribution Agreement"), entered into by the Distributor and the Fund on behalf of the Shares, and a Plan of Distribution as amended, for the Shares (the "Plan"), both of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute the Shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling Shares of the Portfolio based on a percentage of the amounts invested by their customers.


     The Plan was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

     Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Shares under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Shares; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.


     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plan for the Bedford Municipal Money Market Portfolio in the aggregate amount of $219,413. Of that amount, $215,691 was paid to dealers with whom PDI had entered into dealer agreements, and $3,722 was retained by PDI.


     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the Plan for the Bedford Municipal Money Market

Portfolio, in the aggregate amount of $900,154. Of that amount, $884,634 was paid to dealers with whom Counsellors had entered into dealer agreements, and $15,500 was retained by Counsellors.


     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plan by virtue of his respective position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.



                             PORTFOLIO TRANSACTIONS

     The Portfolio intends to purchase securities with remaining maturities of 13 months or less, and may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.


     Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.


     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


PORTFOLIO                        SECURITIES                 VALUE
---------                        ----------                 -----
Money Market                 Bear Stearns Companies      $65,000,808
                              Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, deducting actual and accrued liabilities of each class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Portfolio is determined independently of the other classes and the other Portfolios. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed, on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.

     The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.


     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

     The current and effective yields of Shares of the Class are computed using standardized methods required by the SEC. The annualized yield for Shares of the Class is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one Share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional Shares purchased with dividends declared and all dividends declared on both the original Share and such additional Shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     The annualized yield for the seven-day period ended August 31, 1998 for the Shares of the Class before waivers was as follows:


                                                                                 Tax-Equivalent
                                                                                Yield (assumes a
                                                             Effective           federal income
Portfolio                                       Yield          Yield            tax rate of 28%)
---------                                       -----          -----            ----------------

Municipal Money Market                          2.37%           2.40%                 3.29%

     The annualized yield for the seven-day period ended August 31, 1998 for the Shares of the Class after waivers was as follows:


                                                                                 Tax-Equivalent
                                                                                Yield (assumes a
                                                             Effective           federal income
Portfolio                                       Yield          Yield            tax rate of 28%)
---------                                       -----          -----            ----------------

Municipal Money Market                          2.63%           2.66%                 3.65%

     Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the yield of Shares of the Class will fluctuate, it cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.


     The yields on certain obligations, including the money market instruments in which the Portfolio invests, are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.


     From time to time, in advertisements or in reports to shareholders, the return and/or yield of Shares of the Class may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of Shares of the Class may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES




     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify:
(1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class M Common Stock constitute the Bedford Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in six non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the portfolio only if approved by the holders of a majority of the outstanding voting securities of the portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------



     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.


     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                         BEDFORD GOVERNMENT OBLIGATIONS
                             MONEY MARKET PORTFOLIO
                  (Investment Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to a class of Shares (the "Class") of The RBB Fund, Inc. representing interests in the Government Obligations Money Market Portfolio (the "Portfolio"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Bedford Government Obligations Money Market Portfolio Prospectus of The RBB Fund, Inc. dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS


                                                          Page
                                                          ----
General.....................................................2
Investment Objectives and Policies..........................2
Directors and Officers......................................7
Investment Advisory, Distribution and Servicing
     Arrangements..........................................10
Portfolio Transactions.....................................15
Purchase and Redemption Information........................16
Valuation of Shares........................................17
Performance Information ...................................18
Taxes......................................................20
Additional Information Concerning Fund Shares..............20
Miscellaneous..............................................23
Financial Statements.......................................24
Appendix A................................................A-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to shares of the Class of common stock of the Fund (the "Shares") representing interests in the Government Obligations Money Market Portfolio of the Fund. The Shares are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury bills, notes and bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.


     Short Sales "Against the Box." In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


     The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase residual interests.


     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.

Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Lending of Securities. With respect to loans by the Portfolio of its portfolio securities as described in the Prospectus, the Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

     Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

     The Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.


          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Act as an underwriter.

          4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496



-------------------------



* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.



     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.

     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             Directors' Compensation


                                                    Pension or
                                                    Retirement
                              Aggregate             Benefits Accrued     Estimated
                              Compensation from     as Part of Fund      Annual Benefits
Name of Person/Position       Registrant            Expenses             Upon Retirement
-----------------------       -----------------     ----------------     ---------------

Julian A. Brodsky,             $16,000                     N/A                 N/A
Director
Francis J. McKay,              $18,000                     N/A                 N/A
Director
Arnold M. Reichman,            $0                          N/A                 N/A
Director
Robert Sablowsky,              $18,000                     N/A                 N/A
Director
Marvin E. Sternberg,           $17,000                     N/A                 N/A
Director
Donald van Roden,              $23,000                     N/A                 N/A
Director and Chairman



     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as PNC Institutional Management Corporation), the Portfolio's adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Fund's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank is entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Portfolio. The advisory agreement relating to the Portfolios is dated August 16, 1988. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Government Obligations
Money Market               $1,649,453            $723,970       $392,949



     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:


                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Government Obligations
Money Market               $1,774,123            $647,063       $404,193



     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Government Obligations
Money Market               $1,638,622             $671,811       $406,954


     The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Class of the Portfolio pays its own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

     Under the Advisory Agreements, BIMC and PNC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved on July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by shareholders of the Portfolio at a special meeting held December 22, 1989, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


     Administration Services. BIMC is obligated to render administrative services to the Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, BIMC has delegated to PFPC its administrative responsibilities to the Portfolio. The Fund pays to PFPC directly the fees accrued for administrative services to those Portfolios.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Government Obligations
Money Market                   $0                   $0             $0



     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Shares of the Fund pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by the Portfolio to record owners of Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the classes of the Fund. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at the annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.


     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, (the "Distribution Agreement") entered into by the Distributor and the Fund on behalf of the Shares, and a Plan of Distribution, as amended, for the Shares (the "Plan"), both of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute the Shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling Shares of the Portfolio based on a percentage of the amounts invested by their customers.


     The Plan was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

     Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Shares under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Shares; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.


     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the Bedford Government Obligations Money Market Portfolio in the aggregate amount of $197,504, of which amount $194,285 was paid to dealers with whom PDI had entered into dealer agreements, and $3,219 of which was retained by PDI.


     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the Plan for the Bedford Government Obligations Money Market Portfolio in the aggregate amount of $864,695, of which amount $850,468 was paid to dealers with whom Counsellors had entered into dealer agreements, and $14,227 of which was retained by Counsellors.


     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that the Plan may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.



                             PORTFOLIO TRANSACTIONS

     The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

     Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.


     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


PORTFOLIO                     SECURITY                      VALUE
---------                     --------                      -----
Money Market             Bear Stearns Companies          $65,000,808
                         Corporate Obligations


                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's cash, securities, and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is determined independently of the other classes of the Fund. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE, as well as Columbus Day and Veterans' Day.

     The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.


     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                             PERFORMANCE INFORMATION

     The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yield for the Portfolio is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one Share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional Shares purchased with dividends declared and all dividends declared on both the original Share and such additional Shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The annualized yield for the seven-day period ended August 31, 1998 for the Bedford Class of the Portfolio before waivers was as follows:


                                                         Tax-Equivalent Yield
                                                          (assumes a federal
                                           Effective          income tax
Portfolio                     Yield         Yield          rate of 28%)
---------                   ---------     ---------     --------------------
Bedford Government
Obligations Money
Market                         4.47%         4.57%                 N/A

     The annualized yield for the seven-day period ended August 31, 1998 for the Bedford Class of the Portfolio after waivers was as follows:

                                                         Tax-Equivalent Yield
                                                          (assumes a federal
                                           Effective          income tax
Portfolio                     Yield         Yield          rate of 28%)
---------                   ---------     ---------     --------------------
Bedford Government
Obligations Money
Market                         4.59%         4.69%                 N/A

     Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the return and yield of Shares of the Class will fluctuate, it cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the return and/or yield of Shares of the Class may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of Shares of the Class may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES


     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class N Common Stock constitute the Bedford Class, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.


     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.



     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the portfolio only if approved by the holders of a majority of the outstanding voting securities of the portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------


     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.


     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                 BEDFORD FAMILY
                             Money Market Portfolio,
                      Municipal Money Market Portfolio and
                  Government Obligations Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)



                       STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information provides supplementary information pertaining to shares of three classes (the "Bedford Shares") each representing interests in one of three investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Bedford Family Prospectus of the Fund, dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS



                                                                            Page
                                                                            ----



General......................................................................1
Investment Objectives and Policies...........................................1
Directors and Officers.......................................................12
Investment Advisory, Distribution and Servicing Arrangements.................15
Portfolio Transactions.......................................................21
Purchase and Redemption Information..........................................23
Valuation of Shares..........................................................23
Performance Information......................................................25
Taxes........................................................................26
Additional Information Concerning Fund Shares................................27
Miscellaneous................................................................30
Financial Statements.........................................................31
Appendix A...................................................................A-1




No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


         The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to three classes of shares (the "Bedford Classes") representing interests in three of the investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio. The Bedford Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


         Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market or the Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to disposeof variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         When-Issued or Delayed Delivery Securities. The Money Market and Municipal Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market or Municipal Money Market Portfolios has such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When either the Money Market Portfolio or Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Stand-By Commitments. Each of the Money Market Portfolio and Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio or Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         Each of the Money Market Portfolio and Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio and Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Each of the Money Market Portfolio and Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

         The Money Market Portfolio and Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

         Short Sales "Against the Box": In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

         U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the

Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

         Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Money Market and Government Obligations Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of

CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

         Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more Rating Organizations (as defined in the Prospectus) in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with
(2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.


         Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio and the Government Obligations Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

         Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:

          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;

          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

         In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

         In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

          (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

          (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

          (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

         The foregoing investment limitations cannot be changed without shareholder approval.

         With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


          1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise Price that may be sold, transferred or assigned only with the underlying instrument.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.


          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)


          3. Act as an underwriter.

          4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

         The foregoing investment limitations cannot be changed without shareholder approval.

         The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496



-------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act by virtue of his respective position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             Directors' Compensation


                                                                 Pension or
                                    Aggregate                    Retirement Benefits           Estimated Annual
                                    Compensation                 Accrued as Part               Benefits Upon
Name of Person/Position             from Registrant              of Fund Expenses              Retirement
-----------------------             ---------------              -------------------           ----------------

Julian A. Brodsky,                      $16,000                          N/A                         N/A
Director
Francis J. McKay,                       $18,000                          N/A                         N/A
Director
Arnold M. Reichman,                     $0                               N/A                         N/A
Director
Robert Sablowsky,                       $18,000                          N/A                         N/A
Director
Marvin E. Sternberg,                    $17,000                          N/A                         N/A
Director
Donald van Roden,                       $23,000                          N/A                         N/A
Director and Chairman







         On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC

Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Municipal Money Market Portfolio's administrator and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


         Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is date November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

         For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and the Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:




                                                            Fees Paid
                                                             (After
                                                           waivers and                                       Reimburse-
Portfolios                                               reimbursements)                Waivers                ments
----------                                               ---------------                -------              ----------

Money Market                                               $6,283,705                 $3,334,990             $692,630

Municipal Money Market                                     $  238,721                 $  822,533             $ 55,085

Government Obligations Money Market                        $1,649,453                 $  723,970             $392,949



         For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:



                                                            Fees Paid
                                                             (After
                                                           waivers and                                       Reimburse-
Portfolios                                               reimbursements)                Waivers                ments
----------                                               ---------------                -------              ----------

Money Market                                              $5,366,431                  $3,603,130              $469,986
Municipal Money Market                                    $  201,095                  $1,269,553              $ 14,921
Government Obligations Money Market                       $1,774,123                  $  647,063              $404,193

     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:


                                                         Fees Paid
                                                          (After
                                                        waivers and                                          Reimburse-
Portfolios                                            reimbursements)                  Waivers                 ments
----------                                            ---------------                  -------               ----------

Money Market                                            $4,174,375                   $3,527,715               $342,158
Municipal Money Market                                  $  190,687                   $1,218,973               $ 17,576
Government Obligations Money Market                     $1,638,622                   $  671,811               $406,954


         Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC and PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were each most recently approved on July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held December 22, 1989, as adjourned. The Investment Advisory Agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned. The Sub-Advisory Agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

         Administration Agreement. PFPC serves as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

         The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or the Portfolio in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market Portfolio.


         BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                                     Fees Paid
                                                (After waivers and                            Reimburse-
Portfolios                                         reimbursements)              Waivers          ments
----------                                      -------------------            -------        ----------

Money Market                                      $0                            $0               $0

Municipal Money Market                            $312,593                      $0               $0

Government Obligations Money Market               $0                            $0               $0


     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:




                                                     Fees Paid
                                                (After waivers and                            Reimburse-
Portfolio                                         reimbursements)              Waivers          ments
---------                                       ------------------             -------        ----------
Municipal Money Market                                 $99,071                    $0               $0

         For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                                     Fees Paid
                                                (After waivers and
Portfolio                                         reimbursements)               Waivers     Reimbursements
---------                                       ------------------              -------     --------------
Municipal Money Market                                $67,204                    $0               $0


*3 moved from here; text not shown




         Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Bedford Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by each Portfolio to record owners of Shares of each such Portfolio, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank

Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.


         Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, entered into by the Distributor and the Fund on behalf of each of the Bedford Classes (the "Distribution Agreement"), and separate Plans of Distribution, as amended, for each of the Bedford Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Bedford Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.


         Each of the Plans was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").


         Among other things, each of the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Bedford Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Bedford Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

         During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio in the aggregate amounts of $1,042,018, $219,413, and $197,504, respectively. Of those amounts, $1,023,591, $215,691, and $194,285, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $18,427, $3,722, and $3,219, respectively, was retained by PDI.

         During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the plans for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio in the aggregate amounts of $5,467,476, $900,154, and $864,695, respectively. Of these amounts,
$5,366,157, $884,634, and $850,468, was paid to dealers with whom
Counsellors had entered into dealer agreements, and $101,325, $15,520, and $14,227, respectively, was retained by Counsellors.

         The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.


                             PORTFOLIO TRANSACTIONS

         Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio and the Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

         Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

         The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


      Portfolio                        Security                       Value
      ---------                        --------                       -----

    Money Market                  Bear Stearns Companies           $65,000,808
                                   Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

         Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               VALUATION OF SHARES

         The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets subtracting the actual and accrued liabilities of the Class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of a Portfolio is determined independently of the other classes and the other Portfolios. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.

         The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


         Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.


         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

         Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The annualized yield for the seven (7) day period ended August 31, 1998 for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio before waivers was as follows:



                                                                                      Tax-Equivalent Yield
                                                             Effective              (assumes a federal income
Portfolio                                        Yield         Yield                    tax rate of 28%)
----------                                       -----       ---------              ---------------------------

Money Market                                     4.58%         4.68%                          N/A

Municipal Money Market                           2.37%         2.40%                         3.29%

Government Obligations Money Market              4.47%         4.57%                          N/A




         The annualized yield for the seven (7) day period ended August 31, 1998 for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio after waivers was as follows:




                                                                                      Tax-Equivalent Yield
                                                             Effective              (assumes a federal income
Portfolio                                        Yield         Yield                    tax rate of 28%)
----------                                       -----       ---------              ---------------------------

Money Market                                      4.70%        4.81%                          N/A

Municipal Money Market                            2.63%        2.66%                         3.65%

Government Obligations Money Market               4.59%        4.69%                          N/A


         Total return and yield may fluctuate daily and does not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.


         The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.


         From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES



         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class L Common Stock, Class M Common Stock and Class N Common Stock constitute the Bedford classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money
Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


         The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


         As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

         Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


         Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

         Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------


         As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


         Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

         BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.


         Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                 BEDFORD FAMILY
                             Money Market Portfolio,
                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares of four classes (the "Bedford Shares") representing interests in four investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Bedford Family Prospectus of the Fund dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free
(800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS


                                           Page
                                           ----



General.......................................2
Investment Objectives and Policies............2
Directors and Officers.......................29
Investment Advisory, Distribution and
  Servicing Arrangements.....................32
Portfolio Transactions.......................38
Purchase and Redemption Information..........39
Valuation of Shares..........................40
Performance Information......................41
Taxes........................................43
Additional Information Concerning Fund
  Shares.....................................43
Miscellaneous................................46
Financial Statements.........................55
Appendix....................................A-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Bedford Classes") representing interests in four investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Bedford Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Money Market, Municipal Money Market and New York Municipal Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios has such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When the Money Market, Municipal Money Market or the New York Municipal Money Market Portfolios engage in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


     Stand-By Commitments. Each of the Money Market, Municipal Money Market and New York Municipal Money Market Portfolios may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio, Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.


     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.


     The Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.


     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Money Market and Government Obligations Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities

(the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

        Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


     Special Considerations Relating To New York Municipal Obligations.
Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.


     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.


     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.


     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR, expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve

Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.


     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


     Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.


     The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


    The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.


     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.


     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.


     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.


     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.




     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The

1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.


     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Investment Limitations.

     Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:


          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;


          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:


     (a) Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;


     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


          1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:


          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Act as an underwriter.

          4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

     New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:


          (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

          (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (5) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (6) purchase or sell commodities or commodity contracts;

          (7) invest in oil, gas or mineral exploration or development programs;

          (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

          (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (10) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


     In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496



----------
* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor, and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                           Directors' Compensation
                           -----------------------

                                                         Pension or Retirement
                                                         Benefits Accrued As    Estimated Annual
                            Aggregate Compensation       Part of Fund           Benefits Upon
Name of Person/Position     from Registrant              Expenses               Retirement
-----------------------     ---------------              --------               ----------

Julian A. Brodsky,           $16,000                     N/A                    N/A
Director
Francis J. McKay,            $18,000                     N/A                    N/A
Director
Arnold M. Reichman,          $0                          N/A                    N/A
Director
Robert Sablowsky,            $18,000                     N/A                    N/A
Director
Marvin E. Sternberg,         $17,000                     N/A                    N/A
Director
Donald van Roden,            $23,000                     N/A                    N/A
Director and Chairman



     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market

Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                       Fees Paid
                                        (After
                                      waivers and
Portfolios                          reimbursements)           Waivers           Reimbursements
----------                          ---------------           -------           --------------

Money Market                         $6,283,705               $3,334,990          $692,630

Municipal Money
Market                               $  238,721               $  822,533          $ 55,085

Government Obligations
Money Market                         $1,649,453               $  723,970          $392,949


New York Municipal
Money Market                         $   60,758               $  267,374          $0

     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:



                                       Fees Paid
                                        (After
                                      waivers and
Portfolios                          reimbursements)           Waivers           Reimbursements
----------                          ---------------           -------           --------------
Money Market                          $5,366,431            $3,603,130             $469,986
Municipal Money Market                $  201,095            $1,269,553             $ 14,921
Government Obligations                $1,774,123            $  647,063             $404,193
Money Market
New York Municipal                    $   21,831            $  324,917             $0
Money Market



     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:



                                       Fees Paid
                                        (After
                                      waivers and
Portfolios                          reimbursements)           Waivers           Reimbursements
----------                          ---------------           -------           --------------
Money Market                            $4,174,375            $3,527,715           $342,158
Municipal Money Market                  $  190,687            $1,218,973           $ 17,576
Government Obligations                  $1,638,622            $  671,811           $406,954
Money Market
New York Municipal Money                $    2,709            $  268,017           $0
Market



     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor;
(j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees;
(o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Classes of the Fund pays their own distribution fees, and may pay a different share than other classes of the Fund (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held December 22,

1989. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

     Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.

     BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.


     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                       Fees Paid
                                        (After
                                      waivers and
Portfolios                          reimbursements)           Waivers           Reimbursements
----------                          ---------------           -------           --------------

Municipal Money Market               $312,593                 $0                  $0

New York Municipal Money Market
                                     $ 85,926                 $7,826              $0

Money Market                         $0                       $0                  $0

Government Obligations Money
Market                               $0                       $0                  $0



     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                          Fees Paid (After
                                            waivers and
Portfolios                                reimbursements)       Waivers     Reimbursements
----------                                ---------------       -------     --------------
Municipal Money Market                        $448,548             $0                  $0
New York Municipal Money                      $ 99,071             $0                  $0
Market



     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                          Fees Paid (After
                                            waivers and
Portfolios                                reimbursements)       Waivers     Reimbursements
----------                                ---------------       -------     --------------
Municipal Money Market                        $428,209          $     0           $0
New York Municipal Money                      $ 67,204          $10,146           $0
Market



     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio,
(d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Bedford Classes pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Bedford Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Bedford Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket, expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, and supplements entered into by the Distributor and the Fund on behalf of each of the Bedford Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Bedford Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Bedford Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     Each of the Plans was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Bedford Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Bedford Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Obligations Portfolio in the aggregate amounts of $1,042,018, $219,413, $197,504, and $47,652, respectively. Of those amounts $1,023,591, $215,691,
$194,285, and $46,858, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $18,424, $3,722, $3,219, and $794, respectively, was retained by PDI.

     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the plans for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio in the aggregate amounts of $5,467,476, $900,154, $864,695, and $122,528, respectively. Of these amounts, $5,366,151, $884,634, $850,648, and
$120,500, was paid to dealers with whom Counsellors had entered into dealer agreements, and $101,325, $15,520, $14,227, and $2,028, respectively, was retained by Counsellors.

     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his respective position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.



                             PORTFOLIO TRANSACTIONS


     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolio held the following securities:


Portfolio                     Security                          Value
---------                     --------                          -----

Money Market              Bear Stearns Companies             $65,000,808
                          Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)



                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Fund is determined independently of the other classes. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.


     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                             PERFORMANCE INFORMATION


     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     The annualized yield for the seven-day period ended August 31, 1998 for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio before waivers was as follows:


                                                                        Tax-Equivalent Yield
                                                                         (assumes a federal
                                                       Effective               income
Portfolios                                Yield          Yield             tax rate of 28%)
----------                                -----          -----             ----------------

Money Market                              4.58%          4.68%                    N/A
Municipal Money Market                    2.37%          2.40%                   3.29%
Government Obligations Money
Market                                    4.47%          4.57%                    N/A
New York Municipal Money Market           2.07%          2.09%                   2.88%



     The annualized yield for the seven-day period ended August 31, 1998 for The Bedford Classes of the Money Market, Municipal Money Market, Government Obligations Money Market Portfolio and the New York Money Market Portfolio after waivers was as follows:

                                                                        Tax-Equivalent Yield
                                                                         (assumes a federal
                                                       Effective               income
Portfolios                                Yield          Yield             tax rate of 28%)
----------                                -----          -----             ----------------

Money Market                              4.70%          4.81%                  N/A
Municipal Money Market                    2.63%          2.66%                 3.65%
Government Obligations Money
Market                                    4.59%          4.69%                  N/A
New York Municipal Money Market           2.47%          2.50%                 3.43%




     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES



     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Class L Common Stock, Class M Common Stock, Class N Common Stock and Class O Common Stock constitute the Bedford Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.

     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.


     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).



                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------






     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believes they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.



                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                          CASH PRESERVATION PORTFOLIOS

                           Money Market Portfolio and
                        Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to shares of two classes (the "Cash Preservation Shares") representing interests in two investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio and the Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Cash Preservation Shares Prospectus of the Fund, dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS


                                                              Page
                                                              ----


General.........................................................2
Investment Objectives and Policies..............................2
Directors and Officers..........................................10
Investment Advisory, Distribution and
  Servicing Arrangements........................................13
Portfolio Transactions..........................................19
Purchase and Redemption Information.............................20
Valuation of Shares.............................................20
Performance Information.........................................22
Taxes...........................................................24
Additional Information Concerning
  Fund Shares...................................................24
Miscellaneous...................................................27
Financial Statements............................................28
Appendix A......................................................A-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to two classes of shares (the "Cash Preservation Classes") representing interests in two of the investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio and the Municipal Money Market Portfolio. The Cash Preservation Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market or the Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a

Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Money Market and Municipal Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market or Municipal Money Market Portfolios has such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When either the Money Market Portfolio or Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Money Market Portfolio and Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio or Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     Each of the Money Market Portfolio and Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio and Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Money Market Portfolio and Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Money Market Portfolio and Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities; (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's) or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements, long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.


     Illiquid Securities. Neither Portfolio may invest more than 10% of its net assets in illiquid securities (including with respect to the Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

               Neither Portfolio may:

          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;

          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization are rated by such Rating Organization, in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

          1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinion relating to the validity of Municipal Obligations and to the exemption of interest thereof from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


-------------------


     *Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.


     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor, and Mr. Sablowsky, who is considered to be an affiliated person. $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             Directors' Compensation
                             -----------------------


                                                  Pension or
                                                  Retirement          Estimated
                                 Aggregate        Benefits            Annual
                                 Compensation     Accrued as          Benefits
           Name of Person/       from             Part of Fund        Upon
           Position              Registrant       Expenses            Retirement
           --------              ----------       --------            ----------

           Julian A. Brodsky,     $16,000         N/A                 N/A
           Director
           Francis J. McKay,      $18,000         N/A                 N/A
           Director
           Arnold M. Reichman,    $0              N/A                 N/A
           Director
           Robert Sablowsky,      $18,000         N/A                 N/A
           Director
           Marvin E. Sternberg,   $17,000         N/A                 N/A
           Director
           Donald van Roden,      $23,000         N/A                 N/A
           Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Municipal Money Market Portfolio's administrator and the Fund's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market and Municipal Money Market Portfolios. The advisory agreements relating to the Money Market Portfolio is dated August 16, 1988, and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market Portfolio, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                             Fees Paid
                             (After waivers and
Portfolios                   reimbursements)                Waivers            Reimbursements
----------                   ---------------                -------            --------------


Money Market                   $6,283,705                    $3,334,990          $692,630

Municipal Money Market           $238,721                      $822,533           $55,085



     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:


                             Fees Paid
                             (After waivers and
Portfolios                   reimbursements)                Waivers            Reimbursements
----------                   ---------------                -------            --------------
Money Market
                               $5,366,431                    $3,603,130          $469,986

Municipal Money Market         $  201,095                    $1,269,553          $ 14,921



     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:


                             Fees Paid
                             (After waivers and
Portfolios                   reimbursements)                Waivers            Reimbursements
----------                   ---------------                -------            --------------

Money Market                   $4,174,375                    $3,527,715          $342,158

Municipal Money Market            190,687                     1,218,973          $ 17,576




     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor;
(j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees;
(o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Cash Preservation Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Cash Preservation Classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved with respect to the Money Market Portfolio by the shareholders of the Portfolio at a special meeting held December 22, 1989. The Investment Advisory Agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned. The Sub-Advisory Agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held December 22, 1989. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


     Administration Agreement. PPFC serves as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement"). PPFC has agreed to furnish to the Fund on behalf of the Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or the Portfolio in connection with the performance of services under the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market Portfolio.

     BIMC is obligated to render administrative services to the Money Market Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Money Market Portfolio. The Fund pays administration fees directly to PFPC.


     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                 Fees Paid (After
                                 waivers and
Portfolios                       reimbursements)           Waivers       Reimbursements
----------                       ---------------           -------       --------------

Money Market                        $312,593                  $0              $0

Municipal Money Market                 $0                     $0              $0



     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                 Fees Paid (After
                                 waivers and
Portfolio                        reimbursements)             Waivers     Reimbursements
---------                        ---------------             -------     --------------

Municipal Money Market              $448,548                   $0             $0



     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                 Fees Paid (After
                                 waivers and
Portfolio                        reimbursements)             Waivers     Reimbursements
---------                        ---------------             -------     --------------

Municipal Money Market              $428,209                   $0             $0




     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio,
(d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities, and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets;

$.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio, for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.


     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, entered into by the Distributor and the Fund on behalf of each of the Cash Preservation Classes (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Cash Preservation Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Cash Preservation Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     Each of the Plans was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Cash Preservation Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Cash Preservation Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.


     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the Cash Preservation Classes of the Money Market Portfolio and the Municipal Money Market Portfolio in the aggregate amounts of $225 and $96, respectively. Of those amounts
$0 and $0, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $225 and $96, respectively, was retained by PDI.


     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the Plans for the Cash Preservation Classes of the Money Market Portfolio and the Municipal Money Market Portfolio in the aggregate amounts of $639 and $298, respectively. Of these amounts, $4 and $2, respectively, was paid to dealers with whom Counsellors had entered into dealer agreements, and $635 and $296, respectively, was retained by Counsellors.


     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

                             PORTFOLIO TRANSACTIONS

     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that both Portfolios may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because both Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.


     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. Neither of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios, held the following securities:


Portfolio                    Security                               Value
---------                    --------                               -----

Money Market           Bear Stearns Companies                      $65,000,808
                       Corporate Obligations


                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of each class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Fund is determined independently of the other classes. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.


     The Fund calculates the value of the portfolio securities of both of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

     Both of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.


     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

     Both of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     The annualized yield for the seven-day period ended August 31, 1998 for the Cash Preservation Classes of each of the Money Market Portfolio and the Municipal Money Market Portfolio before waivers was as follows:




                                                                        Tax-Equivalent
                                                                             Yield
                                                                           (assumes a
                                                    Effective           federal income
Portfolios                             Yield          Yield             tax rate of 28%)
----------                             -----          -----             ----------------

Money Market                            4.60%          4.71%                   N/A

Municipal Money Market                  2.28%          2.31%                  3.17%



     The annualized yield for the seven-day period ended August 31, 1998 for the Cash Preservation Classes of each of the Money Market Portfolio and the Municipal Money Market Portfolio after waivers was as follows:



                                                                        Tax-Equivalent
                                                                             Yield
                                                                           (assumes
                                                    Effective          a federal income
Portfolios                             Yield          Yield            tax rate of 28%)
----------                             -----          -----            ----------------

Money Market                            4.72%           4.83%                 N/A

Municipal Money Market                  2.54%           2.57%                3.53%

     Total return and yield may fluctuate daily and does not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.


     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund

Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES



     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio's generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class L Common Stock and Class M
Common Stock constitute the Cash Preservation Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money
Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the

Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------


     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.


     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                      JANNEY MONTGOMERY SCOTT MONEY FUNDS
                             Money Market Portfolio,
                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares of four classes (the "Janney Shares") representing interests in four investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Janney Montgomery Scott Money Funds Prospectus of the Fund dated December 29, 1998, (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS


                                                                                        Page
                                                                                        ----
General..........................................................................          2
Investment Objectives and Policies...............................................          2
Directors and Officers...........................................................         27
Investment Advisory, Distribution and Servicing Arrangements.....................         29
Portfolio Transactions...........................................................         36
Purchase and Redemption Information..............................................         37
Valuation of Shares..............................................................         38
Performance Information..........................................................         39
Taxes............................................................................         41
Miscellaneous....................................................................         41
Financial Statements.............................................................         45
Appendix A.......................................................................        A-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL



     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Janney Classes") representing interests in four investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Janney Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Money Market, Municipal Money Market and New York Municipal Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios has such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When any of the Money Market Portfolio, Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio, Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.


     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the

United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


     The Money Market and Government Obligations Money Market Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.


     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs, payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.


     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements, long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.


     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


     Special Considerations Relating To New York Municipal Obligations. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.


     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.


     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR, expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.


     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.


     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


     Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.


     The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

     The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund, the Contingency Reserve Fund and the Community Projects Fund. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit on March 31, 1998.

     General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.


     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.


     On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.


     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.


     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.



Investment Limitations

     Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:

          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;

          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
(ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


          1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:


          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)


          3. Act as an underwriter.


          4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


     The foregoing investment limitations cannot be changed without shareholder approval.


     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

     New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:

          (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

          (2) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (5) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (6) purchase or sell commodities or commodity contracts;

          (7) invest in oil, gas or mineral exploration or development programs;

          (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

          (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (10) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.

          1. The New York Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.





                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


----------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof.

     For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                            Directors' Compensation
                            -----------------------



                                                    Pension or
                                                    Retirement
                                                    Benefits
                               Aggregate            Accrued as         Estimated Annual
Name of Person/                Compensation         Part of Fund       Benefits Upon
Position                       from Registrant      Expenses           Retirement
---------------                ---------------      ------------       ----------------

Julian A. Brodsky,              $16,000                    N/A                  N/A
Director
Francis J. McKay,               $18,000                    N/A                  N/A
Director
Arnold M. Reichman,             $0                         N/A                  N/A
Director
Robert Sablowsky,               $18,000                    N/A                  N/A
Director
Marvin E. Sternberg,            $17,000                    N/A                  N/A
Director
Donald van Roden,               $23,000                    N/A                  N/A
Director and Chairman


     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's Custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc., (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



     INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolios                                      reimbursements)               Waivers              Reimbursements
----------                                      ---------------               -------              --------------

Money Market                                      $6,283,705                $3,334,990               $692,630
Municipal Money Market                            $  238,721                $  822,533               $ 55,085
Government Obligations Money Market               $1,649,453                $  723,970               $392,949
New York Municipal Money Market                   $   60,758                $  267,374               $0



     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:



                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolios                                      reimbursements)               Waivers              Reimbursements
----------                                      ---------------               -------              --------------
Money Market                                      $5,366,431                   $3,603,130           $469,986
Municipal Money Market                            $  201,095                   $1,269,553           $ 14,921
Government Obligations Money Market               $1,774,123                   $  647,063           $404,193
New York Municipal Money Market                   $   21,831                   $  324,917           $0



     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:




                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolios                                      reimbursements)               Waivers              Reimbursements
----------                                      ---------------               -------              --------------
Money Market                                      $4,174,375                   $3,527,715           $342,158
Municipal Money Market                            $  190,687                   $1,218,973           $  7,576
Government Obligations Money Market               $1,638,622                   $  671,811           $406,954
New York Municipal Money Market                   $    2,709                   $  268,017           $0

     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor;
(j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees;
(o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Janney Montgomery Scott Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Janney Montgomery Scott Classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

     Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.


     BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolios                                      reimbursements)               Waivers              Reimbursements
----------                                      ---------------               -------              --------------

Municipal Money Market                          $312,593                      $0                   $0
New York Municipal Money Market                 $ 85,926                      $7,826               $0
Money Market                                    $0                            $0                   $0
Government Obligations Money Market             $0                            $0                   $0



     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolios                                      reimbursements)               Waivers              Reimbursements
----------                                      ---------------               -------              --------------
Municipal Money Market                          $448,548                      $0                   $0
New York Municipal Money Market                 $ 99,071                      $0                   $0

     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:




                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolios                                      reimbursements)               Waivers              Reimbursements
----------                                      ---------------               -------              --------------
Municipal Money Market                            $428,209                    $0                   $0
New York Municipal Money Market                   $ 67,204                    $10,146              $0

     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Janney Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Janney Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Janney Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.


     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, entered into by the Distributor and the Fund on behalf of each of the Janney Classes, (the "Distribution Agreement") and separate

Plans of Distribution, as amended, for each of the Janney Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Janney Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.


     Each of the Plans was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Janney Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Janney Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.


     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the Janney Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio in the aggregate amounts of $1,312,389, $150,352, $572,721, and $47,652, respectively. Of those amounts, $1,290,516, $147,846, $563,176, and
$46,858, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $21,873, $2,506, $9,545, and $794, respectively, was retained by PDI.

     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the plans for the Janney Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio in the aggregate amounts of $3,550,116, $482,532, $1,714,977, and $122,528, respectively. Of these amounts, $3,490,760, $474,531, $1,686,604, and $120,500, was paid to dealers with whom Counsellors had entered into dealer agreements, and $59,358, $8,001, $28,373, and $2,028, respectively, was retained by Counsellors.

     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively each a broker-dealer.

                             PORTFOLIO TRANSACTIONS

     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.


     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedure, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.


     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


 Portfolio                  Security                           Value
 ---------                  --------                           -----

Money Market            Bear Stearns Companies               $65,000,808
                        Corporate Obligations




                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities, and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Fund is determined independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern
Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.


     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.



     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                             PERFORMANCE INFORMATION

     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     The annualized yield for the seven (7) day period ended August 31, 1998 for the Janney Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio before waivers was as follows:



                                                                                          Tax-Equivalent Yield
                                                                                           (assumes a federal
                                                                 Effective                      income
Portfolios                                       Yield             Yield                     tax rate of 28%)
----------                                       -----           ---------                --------------------
Money Market                                     4.46%             4.56%                          N/A
Municipal Money Market                           2.36%             2.39                          3.28%
Government Obligations Money
Market                                           4.33%             4.42%                          N/A
New York Municipal Money
Market                                           2.07%             2.09%                         2.88%

     The annualized yield for the seven-day period ended August 31, 1998 for the Janney Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio after waivers was as follows:



                                                                                          Tax-Equivalent Yield
                                                                                           (assumes a federal
                                                                 Effective                      income
Portfolios                                       Yield             Yield                     tax rate of 28%)
----------                                       -----           ---------                --------------------
Money Market                                     4.67%             4.78%                          N/A
Municipal Money Market                           2.66%             2.69%                        3.69%
Government Obligations Money
Market                                           4.56%             4.66%                          N/A
New York Municipal Money
Market                                           2.47%             2.50%                        3.43%

     Total return and yield may fluctuate daily and does not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES





     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio's generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class Janney Money, Class Janney Municipal Money, Class Janney Government Money and Class Janney N.Y. Municipal Money Common Stock constitute the Janney classes, described herein. Under
RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.


     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------


     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of

Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.



     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       RBB Select Money Market Portfolio
                  (Investment Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares of a class (the "Select Shares" or the "Shares") representing interests in the Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio") of The RBB Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund, dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.



                                    CONTENTS



                                                                               Page
                                                                               ----



General..........................................................................2
Investment Objective and Policies................................................2
Directors and Officers...........................................................12
Investment Advisory, Distribution and Servicing Arrangements.....................15
Portfolio Transactions...........................................................18
Purchase and Redemption Information..............................................20
Valuation of Shares..............................................................21
Performance of Information.......................................................22
Taxes............................................................................23
Additional Information Concerning Fund Shares  ..................................23
Miscellaneous....................................................................27
Financial Statements.............................................................28
Appendix A......................................................................A-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to a class of shares (the "Select Class" or the "Class") representing interests in the Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio") of the Fund. The Class is offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolio. A description of ratings of Municipal Obligations (defined below) and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the 1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio may have maturities of more than 13 months, provided:
(i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market Portfolio has such commitments outstanding, it will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when- issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. The Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     The Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by either such Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     The Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.


     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds that are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Money Market Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs, payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (or, in certain cases, whose guarantor is rated) at the time of purchase by two or more Rating Organizations (as defined in the Prospectus) in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or "Prime-1" or "Prime-2" by Moody's) or (b) are rated (or, in certain cases, whose guarantor, is rated) (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) securities that have no short term rating (or securities with a guarantee with no such rating), but which are (or whose guarantee is) comparable in priority and security to a class of short-term obligations of the issuer or provider that has been rated in accordance with 2(a) or (b) above ("comparable obligations"); and (4) securities that are not (or whose guarantor is not) rated and are issued or guaranteed by a person that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are (or their guarantee is) determined to be of comparable quality to a security satisfying (2) or (3) above.

     Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Money Market Portfolio's repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

     The Money Market Portfolio may not:

          (1) borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowing, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of the borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or


          (11) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

     (a) Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.


     The foregoing investment limitations cannot be changed without shareholder approval.

     With respect to limitation (b) above concerning industry concentration, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Select Class Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities (other than securities with certain guarantees) of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" generally include eligible securities that (i) if rated (or guaranteed by a person which has been rated) by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated (or guaranteed by a person which has been rated) by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above (or have a guarantee which satisfies this standard), or (iv) are Unrated Securities that are determined to be of comparable quality to such securities (or have a guarantee which satisfies this standard). The Money Market Portfolio's compliance with this diversification requirement is deemed to be in compliance with the fundamental diversification limit in paragraph 2 above.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496



---------------

* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:


                             Directors' Compensation


                                                                 Pension or
                                  Aggregate                      Retirement Benefits                 Estimated Annual
                                  Compensation from              Accured as Part                     Benefits Upon
Name of Person/ Position          Regostrant                     of Fund Expenses                    Retirement
-------------------------         -----------------              -------------------                 ---------------
Julian A. Brodsky,                $16,000                               N/A                                N/A
Director
Francis J. McKay,                 $18,000                               N/A                                N/A
Director
Arnold M. Reichman,               $0                                    N/A                                N/A
Director
Robert Sablowsky,                 $18,000                               N/A                                N/A
Director
Marvin E. Sternberg,              $17,000                               N/A                                N/A
Director
Donald van Roden,                 $23,000                               N/A                                N/A
Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolio's adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



  INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Portfolio. The advisory agreement relating to the Portfolio is dated August 16, 1988. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

     For the period ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                  Fees Paid
                                  (After
                                  waivers and
Portfolio                         reimbursements)                     Waivers              Reimbursements
---------                         ---------------                     -------              --------------

Money Market                        $6,283,705                     $3,334,990                $692,630


     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:

                                  Fees Paid
                                  (After
                                  waivers and
Portfolio                         reimbursements)                    Waivers               Reimbursements
---------                         ---------------                    -------               --------------
Money Market                        $5,366,431                     $3,603,130                $469,986

     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows

                                   Fees Paid
                                   (After
                                   waivers and
Portfolio                          reimbursements                     Waivers              Reimbursements
---------                          --------------                     -------              --------------
Money Market                        $4,174,375                     $3,527,715                $342,158

     The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor;
(j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees;
(o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Select Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Select Class or if it receives different services.

     Under the Advisory Agreement, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.


     The Advisory Agreements were most recently approved on July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the shareholders of the Money Market Portfolio at a special meeting held December 22, 1989, as adjourned. The Advisory Agreements are terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Fund. Each of the Advisory Agreements terminate automatically in the event of assignment thereof.


     Administrative Services. BIMC is obligated to render administrative services to the Money Market Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to this Portfolio. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                    Fees Paid
                                    (After waivers and
Portfolio                           reimbursements)              Waivers          Reimbursements
---------                           ------------------           -------          --------------
Money Market                        $0                             $0              $0


     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 (the "Distribution Agreement"), the Distributor will use appropriate efforts to distribute shares of the Fund. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee of 0.01%, to be calculated daily and paid monthly. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     The amounts, if any, retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment sales, marketing and administrative expenses. The Fund believes that the Portfolio's 12b-1 Plan may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the 12b-1 Plan by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Select Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Select Class, (b) addresses and mails all communications by the Select Class to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Select Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders placed via third parties and relayed electronically to PFPC, and $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.


                             PORTFOLIO TRANSACTIONS

     The Portfolio intends to purchase only securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that the Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.


     Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is the member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.


     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


Portfolio                     Security                            Value
---------                     --------                            ------
Money Market              Bear Stearns Companies                $65,000,808
                           Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     A shareholder of record may be required by the Fund's Board of Directors to redeem shares in the Class if the balance in such shareholder's account drops below $500 and the shareholder does not increase its balance to at least $500 upon 30 days' written notice. If a Customer has agreed with a particular PNC Bank to maintain a minimum balance in his account, and the balance in the PNC Bank account falls below that minimum, the Customer may be obliged to redeem all or part of his shares in the Portfolio to the extent necessary to maintain the minimum balance required.

                               VALUATION OF SHARES

     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in a Portfolio's cash, securities, and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is determined independently of each other class. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.

     The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

     The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity greater than 13 months under Rule 2a-7 of the 1940 Act, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

     The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     Performance may fluctuate daily and does not provide a basis for determining future performance. Because the performance of the Portfolio will fluctuate, it cannot be compared with performance on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, performance information may be useful to an investor considering temporary investments in money market instruments. In comparing the performance of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of a portfolio securities, the method used by each fund to compute the performance (methods may differ) and whether there are any special account charges which may reduce the effective performance.

     The yields and returns on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the yield and returns of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES

     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify:
(1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class Select Common Stock constitute the Select Class, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.



     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning the Fund's Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------


     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                   Robertson Stephens Money Market Portfolio
                  (Investment Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares of a class (the "Sansom Street Shares" or the "Shares") representing interests in the Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio") of The RBB Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund, dated December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.



                                    CONTENTS



                                                          Page
                                                          ----

General..............................................      2
Investment Objectives and
  Policies...........................................      2
Directors and Officers...............................     12
Investment Advisory, Distribution and
  Servicing Arrangements.............................     14
Portfolio Transactions...............................     19
Purchase and Redemption
  Information........................................     21
Valuation of Shares..................................     21
Performance Information..............................     23
Taxes................................................     24
Additional Information Concerning
  Fund Shares........................................     24
Miscellaneous........................................     28
Financial Statements.................................     29
Appendix A...........................................    A-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertaining to a class of shares (the "Sansom Street Class" or the "Class") representing interests in the Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio") of the Fund. The Class is offered by the Prospectus dated
December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended ("the 1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio may have maturities of more than 13 months, provided:
(i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.


     When-Issued or Delayed Delivery Securities. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market Portfolio has such commitments outstanding, it will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it expected that commitments to purchase "when- issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. The Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.


     The Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by either such Portfolio will not exceed 1/2 of 1% of the value of such Portfolios total assets calculated immediately after each stand-by commitment is acquired.

     The Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.


     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.


     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law.

Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds that are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Money Market Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs, payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (at the time of purchase) by two or more Rating Organizations (as defined in the Prospectus) in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or "Prime-1" or "Prime-2" by Moody's) or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with 2(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.


     Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of

Directors. The Money Market Portfolio repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.


     The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

     The Money Market Portfolio may not:

          (1) borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowing, and then in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of the borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

     (a) Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Sansom Street Class Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First

     Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


---------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor, and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             Directors' Compensation


                                                       Pension or
                            Aggregate                  Retirement Benefits     Estimated Annual
Name of Person/             Compensation               Accrued as Part of      Benefits Upon
Position                    from Registrant            Fund Expenses           Retirement
---------------             ---------------            -------------------     ----------------
Julian A. Brodsky,           $16,000                       N/A                   N/A
Director
Francis J. McKay,            $18,000                       N/A                   N/A
Director
Arnold M. Reichman,          $0                            N/A                   N/A
Director
Robert Sablowsky,            $18,000                       N/A                   N/A
Director
Marvin E. Sternberg,         $17,000                       N/A                   N/A
Director
Donald van Roden,            $23,000                       N/A                   N/A
Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolio's adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.


          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive a fee from

BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Portfolio. The advisory agreement Portfolio is dated August 16, 1988. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                                     Fees Paid
                                      (After
                                    waivers and
Portfolio                         reimbursements)              Waivers               Reimbursements
---------                         ---------------              -------               --------------
Money Market                        $6,283,705                $3,334,990                $692,630



     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:

                                     Fees Paid
                                      (After
                                    waivers and
Portfolio                         reimbursements)               Waivers               Reimbursements
---------                         ---------------               -------               --------------
Money Market                        $5,366,431                $3,603,130                $469,986


     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:

                                     Fees Paid
                                      (After
                                    waivers and
Portfolio                         reimbursements)               Waivers               Reimbursements
---------                         ---------------               -------               --------------
Money Market                        $4,174,375                $3,527,715                 $342,158


The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor;
(j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees;
(o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Sansom Street Classes of the Fund pay their own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved on July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Portfolio at a special meeting held December 22, 1989, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


     Administration Agreement. BIMC is obligated to render administrative services to the Money Market Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Money Market Portfolio. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                    Fees Paid
                               (After waivers and                            Reimburse-
Portfolio                        reimbursements)              Waivers          ments
---------                      ------------------             -------        ----------
Money Market                            $0                       $0              $0



     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Sansom Street Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Sansom Street Class, (b) addresses and mails all communications by the Sansom Street Class to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Sansom Street Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders placed via third parties and relayed electronically to PFPC, and $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, entered into by the Distributor and the Fund on behalf of the Sansom Street Class (the "Distribution Agreement"), and the Plan of Distribution, as amended, for the Sansom Street Class (the "Plan"), both of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Sansom Street Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus.

     The Plan as amended was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").


     Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Sansom Street Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares of the affected Sansom Street Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.


     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the Robertson Stephens Money Market

Portfolio in the aggregate amount of $86,796. Of that amount, $3,359 was paid to dealers with whom PDI had entered into dealer agreements, and $83,437 was retained by PDI.

     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the Plans for the Robertson Stephens Money Market Portfolio in the aggregate amount of $243,666. Of that amount, $17,290 was paid to dealers with whom Counsellors had entered into dealer agreements and $226,376 was retained by Counsellors.

     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

     As stated in the Prospectus for the Sansom Street Class, the Fund has adopted a Shareholder Servicing Plan on behalf of the Sansom Street Classes under which the Fund may enter into service agreements with banks that are affiliated with PNC Bank Corp. (the "Banks"). The Plan provides that banks (the "Banks") that are recordholders of Shares of the Sansom Street classes may receive a fee of up to .20% under the Plan for services to their customers ("Customers") who are beneficial owners of Shares. The Fund has entered into agreements with the Banks pertaining to the provision of support services to the Banks' Customers in consideration of the Fund's payment of .10% (on an annualized basis) of the net asset value of such Customers' Shares. Such services include: (i) aggregating and processing purchase and redemption requests from their Customers and placing net purchase and redemption orders with the PFPC; (ii) periodically providing their Customers information showing their positions in shares; (iii) processing dividend payments from the Fund on behalf of their Customers; (iv) arranging for bank wires; (v) responding to their Customer inquiries relating to the services performed by the service organization; (vi) providing sub-accounting with respect to Shares beneficially owned by their Customers or the information necessary for sub-accounting; (vii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their customers, if required by law; and (viii) other similar services if requested by the Fund. The Banks also agree to maintain records relating to transactions in Shares, and to provide the Fund with such statistical and factual information as the Fund may request. Agreements between the Fund and the Banks are terminable at any time by the Fund without penalty. The Distributor will monitor the support services provided by the Banks under such agreements.


     During the year ended August 31, 1998, the Fund paid fees to Banks under the relevant agreement for the Sansom Street Class of the Money Market Portfolio in the amount of 531,358. During the year ended August 31, 1997, the Fund paid fees to Banks under the relevant agreement for the Sansom Street Class of the Money Market Portfolio in the amount of $535,524. During the year ended August 31, 1996, the Fund paid fees to Banks under the relevant agreement for the Sansom Street Class of the Money Market Portfolio in the amount of $471,499.



                             PORTFOLIO TRANSACTIONS

     The Portfolio intends to purchase only securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that the Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.


     Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is the member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of RBB's regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


Portfolio                       Security                            Value
---------                       --------                            -----

Money Market                Bear Stearns Companies               $65,000,808
                            Corporate Obligations


                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


     A shareholder of record may be required by the Fund's Board of Directors to redeem shares in the Class if the balance in such shareholder's account drops below $500 and the shareholder does not increase its balance to at least $500 upon 30 days' written notice. If a Customer has agreed with a particular Bank to maintain a minimum balance in his account, and the balance in the Bank account falls below that minimum, the Customer may be obliged to redeem all or part of his shares in the Portfolio to the extent necessary to maintain the minimum balance required.


                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in a Portfolio's cash, securities, and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is determined independently of each other class. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.


     The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity greater than 13 months under Rule 2a-7 of the 1940 Act, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.


     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

     The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The annualized yield for the seven-day period ended August 31, 1998 for the Sansom Street Class of the Money Market Portfolio before waivers was as follows:


                                                                  Tax Equivalent Yield
                                                                   (assumes a federal)
                                                  Effective           income
Portfolio                    Yield                  Yield           tax rate of 28%)
---------                    -----                ---------       ------------------

Money Market                  5.05%                5.18%                   N/A


     The annualized yield for the seven-day period ended August 31, 1998 for the Sansom Street Class of the Money Market Portfolio after waivers was as follows:


                                                                Tax Equivalent Yield
                                                                 (assumes a federal
                                                  Effective            income
Portfolio                     Yield                 Yield          tax rate of 28%)
---------                     -----               ---------       ------------------

Money Market                  5.18%                5.31%                   N/A


     Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the return and yield of the Portfolio will fluctuate, it cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of a portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the return and/or yield of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES




     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, to that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify:
(1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class J Common Stock constitute the Sansom Street Class, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.



                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998

Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                              SANSOM STREET FAMILY

                             Money Market Portfolio,
                      Municipal Money Market Portfolio and
                  Government Obligations Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares of three classes (the "Sansom Street Shares") representing interests in three investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Sansom Street Family Prospectus of the Fund, dated
December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS



                                                                                     Page
                                                                                     ----

General................................................................................2
Investment Objectives and Policies.....................................................2
Directors and Officers................................................................13
Investment Advisory, Distribution and Servicing Arrangements..........................16
Portfolio Transactions................................................................22
Purchase and Redemption Information...................................................23
Valuation of Shares...................................................................24
Performance Information...............................................................25
Taxes.................................................................................27
Additional Information Concerning Fund Shares.........................................27
Miscellaneous.........................................................................30
Financial Statements..................................................................31
Appendix A...........................................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to three classes of shares (the "Sansom Street Classes") each representing interests in one of three investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio. The Sansom Street Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market Portfolio or the Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Money Market and Municipal Money Market Portfolios may purchase "when- issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market Portfolio or the Municipal Money Market Portfolio has such commitments outstanding, they will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When either the Money Market Portfolio or the Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Money Market Portfolio and the Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio or the Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     Each of the Money Market Portfolio and the Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either of such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by either such Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Money Market Portfolio and the Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Money Market Portfolio and the Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Money Market and Government Obligations Money Market Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.


     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.


     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio and the Government Obligations Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.


     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

     Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:

               (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

               (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;

               (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

               (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

               (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

               (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

               (7) purchase or sell commodities or commodity contracts;

               (8) invest in oil, gas or mineral exploration or development programs;

               (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

               (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

               (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax; (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

     (a) Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such would be subject to any applicable requirements of the Securities and Exchange Commission ("SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

               1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

               2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

               3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

               1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:

               1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

               2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

               3. Act as an underwriter.

               4. Make loans, except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496




-------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser of the Fund or the Distributor, and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:



                                              Directors' Compensation
                                              -----------------------

                                                                    Pension or Retirement
                                Aggregate Compensation            Benefits Accrued as Part of         Estimated Annual Benefits
Name of Person/Position             from Registrant                      Fund Expenses                      Upon Retirement
-----------------------         ----------------------            ---------------------------         -------------------------

Julian A. Brodsky,                $16,000                                        N/A                               N/A
Director
Francis J. McKay,                 $18,000                                        N/A                               N/A
Director
Arnold M. Reichman,               $0                                             N/A                               N/A
Director
Robert Sablowsky,                 $18,000                                        N/A                               N/A
Director
Marvin E. Sternberg,              $17,000                                        N/A                               N/A
Director
Donald van Roden,                 $23,000                                        N/A                               N/A
Director and Chairman






     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC")(formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Municipal Money Market Portfolio's administrator and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:




                                                   Fees Paid
                                              (After waivers and
Portfolios                                     reimbursements)                  Waivers               Reimbursements
----------                                    ------------------                -------               --------------
Money Market                                    $6,283,705                     $3,334,990             $692,630
Municipal Money Market                          $  238,721                     $  822,533             $ 55,085
Government Obligations Money Market             $1,649,453                     $  723,970             $392,949




     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:


                                                   Fees Paid
                                              (After waivers and
Portfolios                                     reimbursements)                    Waivers           Reimbursements
----------                                    ------------------                  -------           --------------
Money Market                                    $ 5,366,431                     $ 3,603,130           $ 469,986
Municipal Money Market                          $   201,095                     $ 1,269,553           $  14,921
Government Obligations Money Market             $ 1,774,123                     $   647,063           $ 404,193



     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:



                                                   Fees Paid
                                              (After waivers and
Portfolios                                      reimbursements)                   Waivers            Reimbursements
----------                                    ------------------                  -------            --------------
Money Market                                     $4,174,375                     $3,527,715             $342,158
Municipal Money Market                           $  190,687                     $1,218,973             $ 17,576
Government Obligations Money Market              $1,638,622                     $  671,811             $406,954





     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) expenses of organizing the Fund that are not attributable to a class of the Fund; (d) certain of the filing fees and expenses relating to the registration and qualification of the Fund and a portfolio's shares under Federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Fund's directors and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors;
(j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (l) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (m) any extraordinary expenses;
(n) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (o) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (p) costs of BIMC's use of independent pricing services to value a portfolio's securities; and (q) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Sansom Street classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


     Administration Agreement. PFPC serves as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market Portfolio, statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or the Portfolio in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market Portfolio.

     BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


Portfolio                                           Fees Paid            Waivers             Reimbursements
---------                                           ---------            -------             --------------
Municipal Money Market                              $312,513              $0                      $0



     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


Portfolio                                           Fees Paid            Waivers             Reimbursements
---------                                           ---------            -------             --------------
Municipal Money Market                              $448,548              $0                      $0


     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


Portfolio                                           Fees Paid            Waivers             Reimbursements
---------                                           ---------            -------             --------------
Municipal Money Market                              $428,209              $0                      $0



     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.


     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares, each such Portfolio, including reports to (b) addresses and mails all communications by each Portfolio to record owners of Shares of shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     Distribution and Servicing Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Sansom Street Classes (the "Distribution Agreement"), and separate Plans of Distribution, as amended, for each of the Sansom Street Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Sansom Street Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus.


     Each of the Plans was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Sansom Street Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Sansom Street Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.


     During the period May 29, 1998 through August 31, 1998, the Fund paid distribution fees to PDI under the Plans for the Sansom Street Classes of each of the Money Market Portfolio, Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio in the aggregate amounts of $86,796, $0, and $0, respectively. Of those amounts, $3,359, $0, and $0, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $83,437, $0, and $0, respectively, was retained by PDI.

     During the period September 1, 1997, through May 29, 1998, the Fund paid distribution fees to the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), under the Plans for the Sansom Street Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio in the aggregate amounts of $243,666, $0, and $0, respectively. Of these amounts, $17,290, $0, and $0, respectively, was paid to dealers with whom Counsellors had entered into dealer agreements, and $226,376, $0, and $0, respectively, was retained by Counsellors.

     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his respective position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.


     As stated in the Prospectus for the Sansom Street Classes, the Fund has adopted a Shareholder Servicing Plan on behalf of the Sansom Street Classes under which the Fund may enter into service agreements with banks that are affiliated with PNC Bank Corp. (the "Banks"). The Plan provides that the Banks that are recordholders of shares of the Sansom Street Classes may receive a fee of up to .20% under the Plan for services to their customers who are beneficial owners of shares of the Sansom Street Classes ("Customers"). The Fund has entered into agreements with the Banks pertaining to the provision of support services to the Customers in consideration of the Fund's payment of .10% (on an annualized basis) of the net asset value of such Shares. Such services include:
(i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the PFPC; (ii) periodically providing Customers information showing their positions in shares; (iii) processing dividend payments from the Fund on behalf of Customers; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the service organization; (vi) providing sub-accounting with respect to shares of the Sansom Street Classes beneficially owned by Customers or the information necessary for sub-accounting; (vii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers, if required by law; and (viii) other similar services if requested by the Fund. The Banks also agree to maintain records relating to transactions in shares of the Sansom Street Classes, and to provide the Fund with such statistical and factual information as the Fund may request. Agreements between the Fund and the Banks are terminable at any time by the Fund without penalty. The Distributor will monitor the support services provided by the Banks under such agreements.


     During the year ended August 31, 1998, the Fund paid fees to Banks under the relevant agreements for the Sansom Street Classes of each of the Money Market Portfolio, Municipal Money Market Portfolio and Government Obligations Money Market Portfolio in the amount of $531,358, $0 and $0, respectively.



                             PORTFOLIO TRANSACTIONS


     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio and Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following Portfolios held the following securities:


Portfolio                       Security                                Value
---------                       --------                                -----
Money Market              Bear Stearns Companies                    $65,000,808
                          Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     A shareholder of record may be required by the Fund's Board of Directors to redeem shares in any Class if the balance in such shareholder's account drops below $500 and the shareholder does not increase its balance to at least $500 upon 30 days' written notice. If a Customer has agreed with a particular Bank to maintain a minimum balance in his account, and the balance in the Bank account falls below that minimum, the Customer may be obliged to redeem all or part of his shares in each Portfolio to the extent necessary to maintain the minimum balance required.


                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of the class in a Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Fund is determined independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern
Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. (Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday, when one of the holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays the NYSE as well as Veterans' Day and Columbus Day.


     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity greater than 13 months under Rule 2a-7 of the 1940 Act, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.


     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     The annualized yield for the seven-day period ended August 31, 1998 for the Sansom Street Class of the Money Market Portfolio before waivers was as follows:




                                                                                        Tax-Equivalent Yield
                                                                                      (assumes a federal income
Portfolio                                            Yield      Effective Yield            tax rate of 28%)
---------                                            -----      ---------------       -------------------------
Money Market                                         5.05%          5.18%                        N/A



     The annualized yield for the seven-day period ended August 31, 1998 for the Sansom Street Class of the Money Market Portfolio after waivers was as follows:


                                                                                        Tax-Equivalent Yield
                                                                                      (assumes a federal income
Portfolio                                            Yield      Effective Yield            tax rate of 28%)
---------                                            -----      ---------------        ------------------------
Money Market                                         5.18%          5.31%                        N/A



     During the foregoing time period, Shares of the Sansom Street Classes of the Municipal Money Market and Government Obligations Money Market Portfolios were not offered.


     Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES



     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.


                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class I Common Stock, Class J Common Stock and Class K Common Stock constitute the Sansom Street Family, described herein. UnderRBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.

     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------


     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.


     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               THE PRINCIPAL CLASS
                             Money Market Portfolio
                  (Investment Portfolio of The RBB Fund, Inc.)



                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to shares of the Principal Class (the "Principal Shares" or "Shares") which represent interests in the Money Market Portfolio, an investment portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Principal Class Prospectus of the Fund, dated
December 29, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS



                                                                                 Page
                                                                                 ----
General............................................................................2
Investment Objectives and Policies.................................................2
Directors and Officers............................................................12
Investment Advisory, Distribution and Servicing Arrangements......................15
Portfolio Transactions............................................................18
Purchase and Redemption Information...............................................19
Valuation of Shares...............................................................20
Performance Information...........................................................21
Taxes.............................................................................22
Additional Information Concerning Fund Shares.....................................23
Miscellaneous.....................................................................26
Financial Statements..............................................................39
Appendix A.......................................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to the Principal Class of shares (the "Principal Class") representing interests in one of the investment portfolios (the "Portfolio") of the Fund: the Money Market Portfolio of the Fund. The Principal Class is offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES


     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolio. A description of ratings of Municipal Obligations (defined below) and commercial paper is set forth in the Appendix hereto.


Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     Variable Rate Demand Instruments. Variable rate demand instruments held by the Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is an eligible security, the Portfolio's investment adviser will follow guidelines adopted by the Fund's Board of Directors.

     The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.


     When-Issued or Delayed Delivery Securities. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Portfolio has such commitments outstanding, it will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


     Stand-By Commitments. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.


     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.


     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-advisor. A Portfolio's adviser or sub-advisor will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-advisor will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-advisor will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds that are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
                                       -7-

     The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.


     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Eligible Securities. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (or, in certain cases, whose guarantor is rated) at the time of purchase by two or more Rating Organizations (as defined in the Prospectus) in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or "Prime-1" or "Prime-2" by Moody's), or (b) are rated (or, in certain cases, whose guarantor is rated) at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) securities that have no short term rating (or securities with a guarantee with no such rating), but which are (or whose guarantee is) in priority and security to a class of short-term obligations of the issuer or provider that has been rated in accordance with 2(a) or (b) above ("comparable obligations"); and (4) securities that are not (or whose guarantor is not) rated and are issued that do not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are (or their guarantee is) determined to be of comparable quality to a security satisfying (2) or (3) above.

     Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Portfolio's repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.


     The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

     The Portfolio may not:


               (1) borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowing and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of the borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or; 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);


               (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

               (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

               (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

               (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

               (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

               (7) purchase or sell commodities or commodity contracts;

               (8) invest in oil, gas or mineral exploration or development programs;

               (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

               (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

               (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Portfolio may not:

     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Principal Class Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Portfolio.


               1. The Portfolio will limit its purchases of the securities (other than securities with certain guarantees) of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" generally include eligible securities that (i) if rated (or guaranteed by a person which has been rated) by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated (or guaranteed by a person which has been rated) by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) (or have a guarantee which satisfies this standard) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities (or have a guarantee which satisfies this standard). The Portfolio's compliance with this diversification requirement is deemed to be in compliance with the fundamental diversification limit in paragraph 2 above.


               2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

               3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.




                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496




-------------------
                                                          -14-

     * Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund as that term is defined in the 1940 Act by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities Inc., respectively, each a registered broker-dealers.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives additional fee of $6,000 per year for his services in this capacity. Directors and Mr. Reichman are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:



                             Directors' Compensation
                             -----------------------
                                                            Pension or
                                                            Retirement
                                   Aggregate                Benefits            Estimated Annual
                                   Compensation from        Accrued as Part     Benefits Upon
Name of Person/ Position           Registrant               of Fund Expenses    Retirement
------------------------           -----------------        ----------------    ----------------
Julian A. Brodsky,                   $16,000                     N/A               N/A
Director
Francis J. McKay,                    $18,000                     N/A               N/A
Director
Arnold M. Reichman,                  $0                          N/A               N/A
Director
Robert Sablowsky,                    $18,000                     N/A               N/A
Director
Marvin E. Sternberg,                 $17,000                     N/A               N/A
Director
Donald van Roden,                    $23,000                     N/A               N/A
Director and Chairman



                                      -16-

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC")(formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank") the Fund's custodian, PFPC Inc. ("PFPC"), the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory Agreement and Sub-Advisory Agreements. The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Portfolio. The advisory agreement relating to the Portfolio is dated August 16, 1988. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements".

     For the period ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, for administrative services obligated under the Advisory Agreements) advisory fees as follows:



                                          Fees Paid
                                           (After
                                         waivers and                                                   Reimburse-
Fiscal Year Ended                      reimbursements)                             Waivers                ments
-----------------                      ---------------                             -------             ----------
August 31, 1998                        $6,283,705                                 $3,334,990               $692,630
August 31, 1997                        $5,366,431                                 $3,603,130               $469,986
August 31, 1996                        $4,174,375                                 $3,527,715               $342,158





     The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor;
(j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees;
(o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Principal Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Principal Class or if it receives different services.

     Under the Advisory Agreement, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

     The Advisory Agreements were most recently approved on July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the shareholders of the Portfolio at a special meeting held December 22, 1989, as adjourned. The Advisory Agreements are terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreement may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Fund. Each of the Advisory Agreements terminate automatically in the event of assignment thereof.

     Administrative Services. BIMC is obligated to render administrative services to the Money Market Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to this Portfolio. The Fund pays administrative fees directly to PFPC.

     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 (the "Distribution Agreement"), the Distributor will use appropriate efforts to distribute shares of the Fund. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee of 0.01%, to be calculated daily and paid monthly. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     The amounts retained by PDI will be used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment sales, marketing and administrative expenses. The Fund believes that the Portfolio's 12b-1 Plan may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the 12b-1 Plan by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Principal Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Principal Class, (b) addresses and mails all communications by the Principal Class to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Principal Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders placed via third parties and relayed electronically to PFPC, and $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.





                             PORTFOLIO TRANSACTIONS


     The Portfolio intends to purchase only securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intents to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short-term trading.

     Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.


     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.


     Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is the member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:

Portfolio                     Security                                   Value
---------                     --------                                   -----
Money Market              Bear Stearns Companies                     $65,000,808
                          Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


     A shareholder of record may be required by the Fund's Board of Directors to redeem shares in the Class if the balance in such shareholder's account drops below $500 and the shareholder does not increase its balance to at least $500 upon 30 days' written notice. If a Customer has agreed with a particular PNC Bank to maintain a minimum balance in his account, and the balance in the PNC Bank account falls below that minimum, the Customer may be obliged to redeem all or part of his shares in the Portfolio to the extent necessary to maintain the minimum balance required.


                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in a Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is determined independently of each other class. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each weekday when both the

NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.


     The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.


     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

     The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity greater than 13 months under Rule 2a-7 of the 1940 Act, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.


     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

     The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     Performance may fluctuate daily and does not provide a basis for determining future performance. Because the performance of the Portfolio will fluctuate, they cannot be compared with performance on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, performance information may be useful to an investor considering temporary investments in money market instruments. In comparing the performance of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of a portfolio's securities, the method used by each fund to compute the performance (methods may differ) and whether there are any special account charges which may reduce the effective performance.

     The yields and returns on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the yield and returns of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the

Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES





     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify:
(1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Class Principal Common Stock, constitute the Principal Class, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning the Fund's Shares" above. The Fund does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------




     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.


     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   BETA FAMILY
                       Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares of three classes (the "Beta Shares") representing interests in three investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Beta Family Prospectus of the Fund dated December 29, 1998, (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.



                                    CONTENTS



                                                                                        Page
                                                                                        ----
         General........................................................................  2
         Investment Objectives and Policies.............................................  2
         Directors and Officers......................................................... 29
         Investment Advisory, Distribution and Servicing Arrangements................... 32
         Portfolio Transactions ........................................................ 38
         Purchase and Redemption Information............................................ 39
         Valuation of Shares............................................................ 40
         Performance Information........................................................ 41
         Taxes.......................................................................... 42
         Additional Information Concerning Fund Shares.................................. 42
         Miscellaneous.................................................................. 45
         Appendix A.....................................................................A-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to three classes of shares (the "Beta Classes") representing interests in three investment portfolios (the "Portfolios") of the Fund: the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Beta Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Municipal Money Market and New York Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Municipal Money Market or New York Municipal Money Market Portfolios have such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that such Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because such Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, such Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When any of the Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     Each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Any such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.





     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.


     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of
                                       5
private activity bonds applies to many types of bonds, including those, which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Government Obligations Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMOs. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money

Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of

1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


     Special Considerations Relating To New York Municipal Obligations. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.







     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.


     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.


     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.


     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


     Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.




     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

     The State completed its 1997-98 fiscal year with a combined
Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.





     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.


     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.


     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.


     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.




     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates;

(6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.


     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.


     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.




     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.


     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional

$21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Investment Limitations

     Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:


          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;


          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management. In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuouse operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:


     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and


     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.

     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the affected Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization (as defined in the Prospectus) in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market

Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


     1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:


     1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

     2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

     3. Act as an underwriter.

     4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

     New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:


          (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);


          (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (5) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (6) purchase or sell commodities or commodity contracts;

          (7) invest in oil, gas or mineral exploration or development programs;

          (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

          (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (10) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


          1. The New York Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


     In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.



                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:


                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


------------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.



     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.

     The Fund pays directors who are not "affiliated persons" (as the term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:


                             Directors' Compensation
                             -----------------------




                                                                  Pension or Retirement
                                          Aggregate               Benefits Accrued as      Estimated Annual
                                          Compensation            Part of Fund             Benefits Upon
Name of Person/ Position                  from  Registrant        Expenses                 Retirement
------------------------                  ----------------        ---------------------    ----------------

Julian A. Brodsky,                        $16,000                        N/A                      N/A
Director
Francis J. McKay,                         $18,000                        N/A                      N/A
Director
Arnold M. Reichman,                       $0                             N/A                      N/A
Director
Robert Sablowsky,                         $18,000                        N/A                      N/A
Director
Marvin E. Sternberg,                      $17,000                        N/A                      N/A
Director
Donald van Roden,                         $23,000                        N/A                      N/A
Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of March, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Municipal Money Market and Government Obligations Portfolios. The advisory agreement relating to the Government Obligations Money Market Portfolio is dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Government Obligations Portfolio, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                         Fees Paid
                                          (After
                                        waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ---------------                 -------                   --------------

Municipal Money Market                   $  238,721                 $822,533                       $ 55,085
Government Obligations Money             $1,649,453                 $723,970                       $392,949
Market
New York Municipal Money                 $   60,758                 $267,374                       $      0
Market




     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:

                                         Fees Paid
                                          (After
                                        waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ---------------                 -------                   --------------

Municipal Money Market                   $  201,095                 $1,269,553                     $ 14,921
Government Obligations Money             $1,774,123                 $  647,063                     $404,193
Market
New York Municipal Money                 $   21,831                 $  324,917                     $      0
Market

     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:


                                                Fees Paid
                                                 (After
                                               waivers and
Portfolios                                   reimbursements)                  Waivers                  Reimbursements
----------                                   ---------------                  -------                  --------------
Municipal Money Market                          $  190,687                  $1,218,973                    $ 17,576
Government Obligations Money Market             $1,638,622                  $  671,811                    $406,954
New York Municipal Money Market                 $    2,709                  $  268,017                    $0







     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(f) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Beta classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Beta classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Contracts or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Government Obligations Money Market Portfolio by the shareholders of the Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

     Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.


     BIMC is obligated to render administrative services to the Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BMIC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.


     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                       Fees Paid
                                                         (After
                                                       waivers and
Portfolios                                           reimbursements)                  Waivers                 Reimbursements
----------                                           ---------------                  -------                 --------------

Municipal Money Market                                $312,593                        $0                       $0
New York Municipal Money Market                       $ 85,926                        $7,826                   $0
Government Obligations Money Market                   $0                              $0                       $0

     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                        Fees Paid
                                                          (After
                                                        waivers and
Portfolios                                            reimbursements)                 Waivers                Reimbursements
----------                                            ---------------                 -------                 --------------

Municipal Money Market                                    $448,548                      $0                         $0
New York Municipal Money Market                           $ 99,071                      $0                         $0

     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                        Fees Paid
                                                          (After
                                                        waivers and
Portfolios                                            reimbursements)                 Waivers                Reimbursements
----------                                            ---------------                 -------                --------------

Municipal Money Market                                    $428,209                    $0                          $0
New York Municipal Money Market                           $ 67,204                    $10,146                     $0

e


     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Beta Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Beta Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Beta Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Beta Classes, (the

"Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Beta Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Beta Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     Each of the Plans relating to the Beta Classes of the Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios were approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Beta Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Beta Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

     The amounts, if any, retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


                             PORTFOLIO TRANSACTIONS


     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.


     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:




Portfolio                                   Security                            Value
---------                                   --------                            -----
Money Market                            Bear Stearns Companies              $65,000,808
                                        Corporate Obligations




                                       45

                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is calculated independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. The net asset value per share of each class is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.


     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.


     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION


     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     Total return and yield and may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES

     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio's generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of each such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class Beta 2 Common Stock, Beta 3 Common Stock and Beta 4 Common Stock constitute the Beta Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.

     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law.

Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------


     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS

     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The reports of PricewaterhouseCoopers are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  GAMMA FAMILY


                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)


                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to shares of three classes (the "Gamma Shares") representing interests in three investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Gamma Family Prospectus of the Fund dated December 29, 1998, (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.




                                    CONTENTS



                                                                            Page
                                                                            ----

         General...........................................................2
         Investment Objectives and Policies................................2
         Directors and Officers............................................27
         Investment Advisory, Distribution and Servicing Arrangements......30
         Portfolio Transactions ...........................................36
         Purchase and Redemption Information...............................37
         Valuation of Shares...............................................38
         Performance Information...........................................39
         Taxes.............................................................40
         Additional Information Concerning Fund Shares.....................40
         Miscellaneous.....................................................43
         Appendix A........................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL



     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to three classes of shares (the "Gamma Classes") representing interests in three investment portfolios (the "Portfolios") of the Fund: the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Gamma Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.



     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Municipal Money Market and New York Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Municipal Money Market or New York Municipal Money Market Portfolios have such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that such Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because such Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, such Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When any of the Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     Each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Any such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those, which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government

Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Government Obligations Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMOs. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Special Considerations Relating To New York Municipal Obligations. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional

Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.


     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.




     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.


     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR expansion of the child care income-tax credit for middle-income families, aphased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates
$50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million avai lable for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.


     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


     Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

     The State completed its 1997-98 fiscal year with a combined
Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.


     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to Aand, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.


     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.



     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.


     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.


     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The

City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.


     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units othe r than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.


     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.



Investment Limitations

     Municipal Money Market Portfolio. The Municipal Money Market Portfolio may not:

          (1) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing;

     or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);


          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;


          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;



          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;



          (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;



          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;



          (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations;



          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.




     The foregoing investment limitations cannot be changed without shareholder approval.




     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.



     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


     The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:

     1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

     2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)


     3. Act as an underwriter.


     4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

     New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:


     (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);


     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;



     (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;



     (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;


     (5) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;


     (6) purchase or sell commodities or commodity contracts;

     (7) invest in oil, gas or mineral exploration or development programs;



     (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

     (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

     (10) make investments for the purpose of exercising control or management.



     In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


          1. The New York Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.

                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:




                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).


Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.


Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496



------------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.




     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.


     The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:


                             Directors' Compensation



                                                                  Pension or Retirement
                                          Aggregate               Benefits Accrued as      Estimated Annual
                                          Compensation            Part of Fund             Benefits Upon
Name of Person/Position                   from Registrant         Expenses                  Retirement
------------------------------            ----------------        -------------             ----------
Julian A. Brodsky,                          $16,000                    N/A                    N/A
Director
Francis J. McKay,                           $18,000                    N/A                    N/A
Director
Arnold M. Reichman,                         $0                         N/A                    N/A
Director
Robert Sablowsky,                           $18,000                    N/A                    N/A
Director
Marvin E. Sternberg,                        $17,000                    N/A                    N/A
Director
Donald van Roden,                           $23,000                    N/A                    N/A
Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of March, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Municipal Money Market and Government Obligations Portfolios. The advisory agreement relating to the Government Obligations Money Market Portfolio is dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Government Obligations Portfolio, for administrative services obligated under the Advisory Agreements) advisory fees as follows:



                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)             Waivers             Reimbursements
----------                            ---------------             -------             --------------
Municipal Money Market                $  238,721                  $  822,533          $ 55,085
Government Obligations Money
Market                                $1,649,453                  $  723,970          $392,949
New York Municipal Money
Market                                $   60,758                  $  267,374          $0





     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:

                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)             Waivers             Reimbursements
----------                            ---------------             -------             --------------
Municipal Money Market                $  201,095                  $1,269,553          $ 14,921
Government Obligations Money          $1,774,123                  $  647,063          $404,193
Market
New York Municipal Money              $   21,831                  $  324,917          $0
Market


     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)             Waivers             Reimbursements
----------                            ---------------             -------             --------------
Municipal Money Market                $  190,687                  $1,218,973          $ 17,576
Government Obligations Money Market   $1,638,622                  $  671,811          $406,954
New York Municipal Money Market       $    2,709                  $  268,017          $0



     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(f) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Gamma classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Gamma classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Contracts or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Government Obligations Money Market Portfolio by the shareholders of the Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


     Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.




     BIMC is obligated to render administrative services to the Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BMIC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)             Waivers             Reimbursements
----------                            ---------------             -------             --------------
Municipal Money Market                 $312,593                    $0                  $0
New York Municipal Money
 Market                                $ 85,926                    $7,826              $0
Government Obligations Money
 Market                                $0                          $0                  $0

     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)             Waivers             Reimbursements
----------                            ---------------             -------             --------------
Municipal Money Market                 $448,548                    $0                  $0
New York Municipal Money Market        $ 99,071                    $0                  $0


     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)             Waivers             Reimbursements
----------                            ---------------             -------             --------------
Municipal Money Market                 $428,209                     $0                   $0
New York Municipal Money Market        $ 67,204                     $10,146              $0



     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC

Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Gamma Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Gamma Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Gamma Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Gamma Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Gamma Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Gamma Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     Each of the Plans relating to the Gamma Classes of the Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios were approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Gamma Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Gamma Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

     The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.

                             PORTFOLIO TRANSACTIONS


     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.


     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:



Portfolio                      Security                      Value
---------                      --------                      -----
Money Market               Bear Stearns Companies         $65,000,808
                            Corporate Obligations






                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is calculated independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. The net asset value per share of each class is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.


     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.


     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                             PERFORMANCE INFORMATION


     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     Total return and yield and may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES




     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio's generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of each such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Gamma 2 Common Stock, Gamma 3 Common Stock and Gamma 4 Common Stock constitute the Gamma Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.


     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interest in the Money Market, Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.

     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).



                                  MISCELLANEOUS


     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  DELTA FAMILY
                             Money Market Portfolio,
                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



                  This Statement of Additional Information provides supplementary information pertaining to shares of four classes (the "Delta Shares") representing interests in four investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Delta Family Prospectus of the Fund dated December 29, 1998, (the
"Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.



                                                      CONTENTS



                                                                                      Page



         General........................................................................2
         Investment Objectives and Policies.............................................2
         Directors and Officers.........................................................29
         Investment Advisory, Distribution and Servicing Arrangements...................32
         Portfolio Transactions.........................................................38
         Purchase and Redemption Information............................................39
         Valuation of Shares............................................................40
         Performance Information........................................................41
         Taxes..........................................................................42
         Additional Information Concerning Fund Shares..................................42
         Miscellaneous..................................................................46
         Appendix A.....................................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


                  The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Delta Classes") representing interests in four investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Delta Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


                  Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                   INVESTMENT OBJECTIVES AND POLICIES

                  The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.


                  REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

                  Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

                  When-Issued or Delayed Delivery Securities. The Money Market, Municipal Money Market and New York Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios have such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that such Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because such Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, such Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When any of the Money Market Portfolio, Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



                  Stand-By Commitments. Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio, Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.



                  Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.




                  Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Any such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

                  The Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


                  Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.



                  Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.



                  Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

                  The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those, which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.




                  U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.



                  Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.



                  Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the

Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.



                  Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.



                  The Money Market and Government Obligations Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMOs. The Portfolios do not currently intend to purchase residual interests.



                  Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.



                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.



                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

                  In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

                  Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

                  Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

                  Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.
Adverse market conditions could impede such a public offering of securities.

                  The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

                  Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).



                   Special Considerations Relating To New York Municipal Obligations. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


                  State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.



                  The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



                  The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


                  There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

                  State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

                  State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

                  Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

                  The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



                  On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

                  The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

                   General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.


                  The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessmentson medical providers.
The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt
Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


                  The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

                  The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1998 to 1999. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

                  The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

                  Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



                  Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

                  In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


                  Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.




                  On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.


                  The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

                  The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

                  In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

                  On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

                  The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

                  The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

                  Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

                  The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

                  Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

                  Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

                  The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

                  Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

                  Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.


                  On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

                  The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

                  In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

                  The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

                  Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.


                  Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

                  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

                  Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

                  Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.


                  The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Investment Limitations

                  Money Market Portfolio and Municipal Money Market Portfolio. Neither the money Market Portfolio nor the Municipal Money Market Portfolio may:


                            (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

                            (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;

                            (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


                            (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

                            (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

                            (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

                            (7) purchase or sell commodities or commodity contracts;

                            (8) invest in oil, gas or mineral exploration or development programs;

                            (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

                            (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

                            (11) make investments for the purpose of exercising control or management.




                  In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

                  In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:


                  (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

                  (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

                  (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

                  The foregoing investment limitations cannot be changed without shareholder approval.



                  With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the affected Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


                                  1. The Money Market Portfolio will limit its
     purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization (as defined in the Prospectus) in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                                  2. The Money Market Portfolio will limit its
purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                                  3. The Money Market Portfolio will limit its
purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


                                  1. The Municipal Money Market Portfolio will
not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:


                                  1. Purchase securities other than U.S.
Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

                                  2. Borrow money, except from banks for
temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

                                  3. Act as an underwriter.

                                  4. Make loans except that the Portfolio may
purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                  The foregoing investment limitations cannot be changed without shareholder approval.

                  The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

                  New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:


                                  (1) borrow money, except from banks for
temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

                                  (2) purchase securities on margin, except for
short-term credit necessary for clearance of portfolio transactions;


                                  (3) underwrite securities of other issuers,
except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

                                  (4) make short sales of securities or
maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

                                  (5) purchase or sell real estate, provided
that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

                                  (6)purchase or sell commodities or commodity
contracts;

                                  (7)invest in oil, gas or mineral exploration
or development programs;

                                  (8) make loans except that the Portfolio may
purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

                                  (9) purchase any securities issued by any
other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

                                  (10) make investments for the purpose of
exercising control or management.


                  In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

                  The foregoing investment limitations cannot be changed without shareholder approval.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


                                  1. The New York Municipal Money Market
Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                  In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.


                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:


                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


------------------------

* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


                  Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

                  Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

                  Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of the Fund.

                  The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:


                                               Directors' Compensation
                                               -----------------------



                                                                  Pension or Retirement
                                          Aggregate               Benefits Accrued as      Estimated Annual
                                          Compensation            Part of Fund             Benefits Upon
Name of Person/Position                   from Registrant         Expenses                  Retirement
------------------------------            ----------------        ---------------------     ---------------
Julian A. Brodsky,                         $16,000                       N/A                        N/A
Director
Francis J. McKay,                          $18,000                       N/A                        N/A
Director
Arnold M. Reichman,                        $0                            N/A                        N/A
Director
Robert Sablowsky,                          $18,000                       N/A                        N/A
Director
Marvin E. Sternberg,                       $17,000                       N/A                        N/A
Director
Donald van Roden,                          $23,000                       N/A                        N/A
Director and Chairman


                  On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


                  Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated
August 16, 1988,the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


                  For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------
Money Market                              $6,283,705                $3,334,990                     $692,630
Municipal Money Market                    $  238,721                $  822,532                     $ 55,085
Government Obligations Money
Market                                    $1,649,453                $  723,970                     $392,949
New York Municipal Money
Market                                    $   60,758                $  267,374                     $0




                  For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------
Money Market                              $5,366,431                $3,603,130                     $469,986
Municipal Money Market                    $  201,095                $1,269,553                     $ 14,921
Government Obligations Money              $1,774,123                $  647,063                     $404,193
Market
New York Municipal Money                  $   21,831                $  324,917                     $0
Market

                  For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:

                                                Fees Paid
                                                 (After
Portfolios                             waivers and reimbursements)             Waivers                 Reimbursements
----------                             ---------------------------             -------                 --------------


Money Market                                     $4,174,375                  $3,527,715                    $342,158
Municipal Money Market                           $  190,687                  $1,218,973                    $ 17,576
Government Obligations Money Market              $1,638,622                  $  671,811                    $406,954
New York Municipal Money Market                  $    2,709                  $  268,017                    $0



                  Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Delta classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Delta classes or if they receive different services.

                  Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

                  The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

                  Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

                  The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.

                  BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

                  For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                                        Fees Paid
                                                          (After
                                                        waivers and
Portfolios                                           reimbursements)                  Waivers                 Reimbursements
----------                                           ---------------                  -------                 --------------
Municipal Money Market                                 $312,593                         $0                          $0
New York Municipal Money Market                        $ 85,926                         $7,826                      $0
Money Market                                           $0                               $0                          $0
Government Obligations Money Market                    $0                               $0                          $0


                  For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                         Fees Paid
                                                           (After
                                                         waivers and
Portfolios                                            reimbursements)                 Waivers                Reimbursements
----------                                            ---------------                 -------                --------------
Municipal Money Market                                      $448,548                    $0                         $0
New York Municipal Money Market                             $ 99,071                    $0                         $0

                  For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                         Fees Paid
                                                           (After
                                                         waivers and
Portfolios                                            reimbursements)                 Waivers                Reimbursements
----------                                            ---------------                 -------                --------------
Municipal Money Market                                      $428,209                  $0                          $0
New York Municipal Money Market                             $ 67,204                  $10,146                     $0

                  Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

                  PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Delta Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Delta Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Delta Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.


                  PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

                  Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Delta Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Delta Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Delta Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

                  Each of the Plans relating to the Delta Classes of the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios were approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

                  Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Delta Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Delta Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

                  The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


                             PORTFOLIO TRANSACTIONS

                  Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

                  Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

                  BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

                  Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

                  The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


Portfolio                        Security                            Value
---------                        --------                            -----
Money Market                 Bear Stearns Companies              $65,000,808
                              Corporate Obligations






                       PURCHASE AND REDEMPTION INFORMATION

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

                  The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is calculated independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. The net asset value per share of each class is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business

Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

                  The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

                  The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

                  Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

                  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

                  Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

                  Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

                  The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

                  From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES

                  Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of each such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Delta 1 Common Stock, Delta 2 Common Stock, Delta 3 Common Stock and Delta 4 Common Stock constitute the Delta Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                  As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

                  Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

                  Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


                  Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.


                  Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

                  As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

                  Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

                  BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

                  Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                 EPSILON FAMILY
                             Money Market Portfolio,
                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to shares of four classes (the "Epsilon Shares") representing interests in four investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Epsilon Family Prospectus of the Fund dated December 29, 1998, (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.




                                    CONTENTS


                                                                         Page
                                                                         ----



        General............................................................2
        Investment Objectives and Policies.................................2
        Directors and Officers.............................................29
        Investment Advisory, Distribution and Servicing Arrangements.......32
        Portfolio Transactions.............................................38
        Purchase and Redemption Information................................39
        Valuation of Shares................................................40
        Performance Information............................................41
        Taxes..............................................................42
        Additional Information Concerning Fund Shares......................42
        Miscellaneous......................................................45
        Appendix A.........................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL



     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Epsilon Classes") representing interests in four investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Epsilon Classes are offered by the Prospectus dated December 29, 1998. The
Fund was organized as a Maryland corporation on February 29, 1988.



     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Money Market, Municipal Money Market and New York Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios have such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that such Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because such Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, such Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When any of the Money Market Portfolio, Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio, Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.


     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Any such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those, which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Money Market and Government Obligations Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the

CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMOs. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market

Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Special Considerations Relating To New York Municipal Obligations.
Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.


     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.


     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.


     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems.
It also allocates $50 million for a new Debt Reduction Reserve Fund
("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.





     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

     The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.




     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.


     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.


     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.


     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.


     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.


     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.



     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.


     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the

General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.


     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Investment Limitations


     Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:


          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;


          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:


     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;


     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.

     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the affected Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization (as defined in the Prospectus) in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


     1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:



     1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

     2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

     3. Act as an underwriter.

     4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

     New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:


     (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);


     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


     (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


     (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

     (5) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (6) purchase or sell commodities or commodity contracts;

     (7) invest in oil, gas or mineral exploration or development programs;

     (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

     (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

     (10) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


          1. The New York Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.


                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


----------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of the Fund.


     The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of

$6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:



                             Directors' Compensation
                             -----------------------

                                                         Pension or
                                                         Retirement
                                    Aggregate            Benefits Accrued     Estimated Annual
                                    Compensation         as Part of Fund      Benefits Upon
Name of Person/Position             from Registrant      Expenses              Retirement
------------------------            ----------------     --------              ----------



Julian A. Brodsky,                    $16,000                 N/A                   N/A
Director
Francis J. McKay,                     $18,000                 N/A                   N/A
Director
Arnold M. Reichman,                   $0                      N/A                   N/A
Director
Robert Sablowsky,                     $18,000                 N/A                   N/A
Director
Marvin E. Sternberg,                  $17,000                 N/A                   N/A
Director
Donald van Roden,                     $23,000                 N/A                   N/A
Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                   Fees Paid
                                     (After
                                   waivers and
Portfolios                      reimbursements)              Waivers              Reimbursements
----------                      ----------------             -------              --------------


Money Market                      $6,283,705                $3,334,990             $692,630
Municipal Money Market            $  238,721                $  822,533             $ 55,085
Government Obligations
Money Market                      $1,649,453                $  723,970             $392,949
New York Municipal Money
Market                            $   60,758                $  267,374             $0

     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:



                                   Fees Paid
                                     (After
                                   waivers and
Portfolios                      reimbursements)              Waivers              Reimbursements
----------                      ----------------             -------              --------------


Money Market                       $5,366,431             $3,603,130                $469,986
Municipal Money                    $  201,095             $1,269,553                $ 14,921
Market
Government Obligations             $1,774,123             $  647,063                $404,193
Money Market
New York Municipal                 $   21,831             $  324,917                $0
Money Market


     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:


                                   Fees Paid
                                     (After
                                   waivers and
Portfolios                      reimbursements)              Waivers              Reimbursements
----------                      ----------------             -------              --------------


Money Market                        $4,174,375              $3,527,715               $342,158
Municipal Money Market              $  190,687              $1,218,973               $ 17,576
Government Obligations
Money Market                        $1,638,622              $  671,811               $406,954
New York Municipal Money
Market                              $    2,709              $  268,017               $0



     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(f) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Epsilon classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Epsilon classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

     Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.

     BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.


     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                               Fees Paid
                                                (After
                                              waivers and
Portfolios                                   reimbursements)             Waivers              Reimbursements
----------                                   ---------------             -------              --------------

Municipal Money Market                         $312,593                    $0                       $0
New York Municipal Money Market                $ 85,926                    $7,826                   $0
Money Market                                   $0                          $0                       $0
Government Obligations Money
Market                                         $0                          $0                       $0


     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                               Fees Paid
                                                (After
                                              waivers and
Portfolios                                   reimbursements)             Waivers            Reimbursements
----------                                   ---------------             -------            --------------
Municipal Money Market                            $448,548                 $0                     $0
New York Municipal Money Market                   $ 99,071                 $0                     $0


     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                               Fees Paid
                                                (After
                                              waivers and
Portfolios                                   reimbursements)             Waivers            Reimbursements
----------                                   ---------------             -------            --------------
Municipal Money Market                            $428,209                $0                     $0


                                               Fees Paid
                                                (After
                                              waivers and
Portfolios                                   reimbursements)             Waivers            Reimbursements
----------                                   ---------------             -------            --------------

New York Municipal Money Market                    $ 67,204                $10,146                 $0


     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Epsilon Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Epsilon Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Epsilon Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.


     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Epsilon Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Epsilon Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Epsilon Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     Each of the Plans relating to the Epsilon Classes of the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios were approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Epsilon Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Epsilon Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.


     The amounts, if any, retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


                             PORTFOLIO TRANSACTIONS

     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:



Portfolio                             Security                       Value
---------                             --------                       -----
Money Market                       Bear Stearns Companies          $65,000,808
                                    Corporate Obligations

                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)



                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is calculated independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. The net asset value per share of each class is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.


     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION


     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES



     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of each such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.




                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Epsilon 1 Common Stock, Epsilon 2 Common Stock, Epsilon 3 Common Stock and Epsilon 4 Common Stock constitute the
Epsilon Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Funds; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended

By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).



                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.



     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.



                              FINANCIAL STATEMENTS


     The Fund's Annual Report for the fiscal period ended August 31, 1998 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated herein by reference into this Statement of Additional Information. The Financial

Statements included in the Annual Report for the Fund for the fiscal period ended August 31, 1998 have been audited by RBB's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), whose report thereon also appears and is incorporated herein by reference. No other portions of the Annual Report are incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained by calling toll-free
(800) 311-9783.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   ZETA FAMILY
                             Money Market Portfolio,
                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to shares of four classes (the "Zeta Shares") representing interests in four investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Zeta Family Prospectus of the Fund dated December 29, 1998, (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS



                                                                       Page
                                                                       ----

     General.............................................................2
     Investment Objectives and Policies..................................2
     Directors and Officers..............................................29
     Investment Advisory, Distribution and Servicing Arrangements........32
     Portfolio Transactions..............................................38
     Purchase and Redemption Information.................................39
     Valuation of Shares.................................................40
     Performance Information.............................................41
     Taxes ..............................................................42
     Additional Information Concerning Fund Shares.......................42
     Miscellaneous.......................................................46
     Appendix A..........................................................A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL



     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Zeta Classes") representing interests in four investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Zeta Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.



     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Money Market, Municipal Money Market and New York Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios have such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that such Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because such Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, such Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When any of the Money Market Portfolio, Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio, Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Any such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The

Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those, which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Money Market and Government Obligations Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations

("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMOs. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Special Considerations Relating To New York Municipal Obligations. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional

Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.


     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and

City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.


     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


     Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

     The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.



     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including:

the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a

Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997.

The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions.

Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.


     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The

City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.


     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.



Investment Limitations


     Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:


          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;


          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:


     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;


     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.

     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the affected Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization (as defined in the Prospectus) in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


         1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.



     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:



         1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

         2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

         3. Act as an underwriter.

         4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

     New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:

         (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);


         (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


         (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


         (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         (5) purchase or sell real estate, provided that that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (6) purchase or sell commodities or commodity contracts;

         (7) invest in oil, gas or mineral exploration or development programs;

         (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

         (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

         (10) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


          1. The New York Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


     In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.





                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


------------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.




     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.


     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of the Fund.


     The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             Directors' Compensation
                             -----------------------



                                                                  Pension or
                                          Aggregate               Retirement Benefits       Estimated Annual
                                          Compensation            Accrued as Part of        Benefits Upon
Name of Person/Position                   from Registrant         Fund Expenses             Retirement
------------------------------            ----------------        -------------             ----------

Julian A. Brodsky,                          $16,000                      N/A                        N/A
Director
Francis J. McKay,                           $18,000                      N/A                        N/A
Director
Arnold M. Reichman,                         $0                           N/A                        N/A
Director
Robert Sablowsky,                           $18,000                      N/A                        N/A
Director
Marvin E. Sternberg,                        $17,000                      N/A                        N/A
Director
Donald van Roden,                           $23,000                      N/A                        N/A
Director and Chairman

     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS



     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from\ BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------

Money Market                            $6,283,705                    $3,334,990                 $692,630


Municipal Money Market                  $  238,721                    $  822,533                 $ 55,085

Government Obligations Money
Market                                  $1,649,453                    $  723,970                 $392,949

New York Municipal Money
Market                                  $   60,758                    $  267,374                 $0





     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------
Money Market                              $5,366,431                $3,603,130                      $469,986

Municipal Money Market                    $  201,095                $1,269,553                      $ 14,921

Government Obligations Money              $1,774,123                $  647,063                      $404,193
Market

New York Municipal Money                  $   21,831                $  324,917                      $0
Market


     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:


                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------
Money Market                               $4,174,375                  $3,527,715                    $342,158

Municipal Money Market                     $  190,687                  $1,218,973                    $ 17,576

Government Obligations Money Market        $1,638,622                  $  671,811                    $406,954

New York Municipal Money Market            $    2,709                  $  268,017                    $0

     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(f) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Zeta classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Zeta classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

     Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.

     BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                                       Fees Paid
                                                        (After
                                                      waivers and
Portfolios                                           reimbursements)                  Waivers                 Reimbursements
----------                                           --------------                   -------                 --------------

Municipal Money Market                                  $312,593                       $0                          $0
New York Municipal Money
Market                                                  $ 85,926                       $7,826                      $0
Money Market                                            $0                             $0                          $0
Government Obligations Money Market                     $0                             $0                          $0


     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                                       Fees Paid
                                                        (After
                                                      waivers and
Portfolios                                           reimbursements)                  Waivers                 Reimbursements
----------                                           --------------                   -------                 --------------
Municipal Money Market                                  $448,548                        $0                         $0
New York Municipal Money Market                         $ 99,071                        $0                         $0

     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                       Fees Paid
                                                        (After
                                                      waivers and
Portfolios                                           reimbursements)                  Waivers                 Reimbursements
----------                                           --------------                   -------                 --------------
Municipal Money Market                                  $428,209                      $0                           $0
New York Municipal Money Market                         $ 67,204                      $10,146                      $0



     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Zeta Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Zeta Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Zeta Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Zeta Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Zeta Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Zeta Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     Each of the Plans relating to the Zeta Classes of the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios were approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Zeta Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Zeta Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

     The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.

                             PORTFOLIO TRANSACTIONS


     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:



Portfolio                      Security                            Value
---------                      --------                            -----
Money Market                Bear Stearns Companies              $65,000,808
                            Corporate Obligations






                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES


     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is calculated independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. The net asset value per share of each class is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.


     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.


     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.



                             PERFORMANCE INFORMATION


     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES

     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of each such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.



                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Zeta 1 Common Stock, Zeta 2 Common Stock, Zeta 3 Common Stock and Zeta 4 Common Stock constitute the Zeta Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------

CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------




------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   ETA FAMILY
                             Money Market Portfolio,
                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to shares of four classes (the "Eta Shares") representing interests in four investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Eta Family Prospectus of the Fund dated December 29, 1998, (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.




                                    CONTENTS



                                                                                 Page
                                                                                 ----

    General........................................................................2
    Investment Objectives and Policies.............................................2
    Directors and Officers.........................................................29
    Investment Advisory, Distribution and Servicing Arrangements...................32
    Portfolio Transactions.........................................................38
    Purchase and Redemption Information............................................39
    Valuation of Shares............................................................40
    Performance Information........................................................41
    Taxes..........................................................................42
    Additional Information Concerning Fund Shares..................................42
    Miscellaneous..................................................................46
    Appendix A.....................................................................A-1




No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL



     The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Eta Classes") representing interests in four investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Eta Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.



     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     When-Issued or Delayed Delivery Securities. The Money Market, Municipal Money Market and New York Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios have such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that such Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because such Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, such Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When any of the Money Market Portfolio, Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Stand-By Commitments. Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio, Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Any such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.


     The Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


     Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

     Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

     Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those, which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Money Market and Government Obligations Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the

CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMOs. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market

Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

     Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

     Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


     Special Considerations Relating To New York Municipal Obligations. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the

2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.


     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates
$50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

     The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.


     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.


     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.


     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.


     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Investment Limitations


     Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:


          (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;


          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


          (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) purchase or
     sell commodities or commodity contracts;

          (8) invest in oil, gas or mineral exploration or development programs;

          (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

          (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

          (11) make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.


     In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:


     (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;


     (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

     (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

     The foregoing investment limitations cannot be changed without shareholder approval.


     With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the affected Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.


     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization (as defined in the Prospectus) in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


          1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:


          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

          2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

          3. Act as an underwriter.

          4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


     The foregoing investment limitations cannot be changed without shareholder approval.

     The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

     New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:


     (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);


     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


     (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;


     (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

     (5) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (6) purchase or sell commodities or commodity contracts;

     (7) invest in oil, gas or mineral exploration or development programs;

     (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

     (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

     (10) make investments for the purpose of exercising control or management.


     In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


     The foregoing investment limitations cannot be changed without shareholder approval.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


          1. The New York Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


     In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning Communities,
1345 Chestnut Street                                                              Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


------------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.



     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.


     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of the Fund.

     The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:



                             Directors' Compensation




                                                                  Pension or Retirement
                                          Aggregate               Benefits Accrued as      Estimated Annual
                                          Compensation            Part of Fund             Benefits Upon
Name of Person/Position                   from Registrant         Expenses                 Retirement
------------------------                  ----------------        ---------------------    ----------------

Julian A. Brodsky,                         $16,000                       N/A                        N/A
Director
Francis J. McKay,                          $18,000                       N/A                        N/A
Director
Arnold M. Reichman,                        $0                            N/A                        N/A
Director
Robert Sablowsky,                          $18,000                       N/A                        N/A
Director
Marvin E. Sternberg,                       $17,000                       N/A                        N/A
Director
Donald van Roden,                          $23,000                       N/A                        N/A
Director and Chairman




     On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS



     Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


     For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:



                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------

Money Market                              $6,283,705                $3,334,990                     $692,630
Municipal Money Market                    $  238,721                $  822,533                     $ 55,085
Government Obligations Money
Market                                    $1,649,453                $  723,970                     $392,949
New York Municipal Money
Market                                    $   60,758                $  267,374                     $0






     For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:



                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------

Money Market                              $5,366,431                $3,603,130                     $469,986
Municipal Money Market                    $  201,095                $1,269,553                     $ 14,921
Government Obligations Money              $1,774,123                $  647,063                     $404,193
Market
New York Municipal Money                  $   21,831                $  324,917                     $0
Market




     For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:



                                                Fees Paid
                                             (After waivers
Portfolios                                  and reimbursements)              Waivers                 Reimbursements
----------                                  -------------------              -------                 --------------

Money Market                                     $4,174,375                  $3,527,715                    $342,158
Municipal Money Market                           $  190,687                  $1,218,973                    $ 17,576
Government Obligations Money Market              $1,638,622                  $  671,811                    $406,954
New York Municipal Money Market                  $    2,709                  $  268,017                    $0




     Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(f) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Eta classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Eta classes or if they receive different services.

     Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

     The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

     Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.


     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.


     BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:




                                                        Fees Paid
                                                         (After
                                                       waivers and
Portfolios                                           reimbursements)                  Waivers                 Reimbursements
----------                                           ---------------                  -------                 --------------

Municipal Money Market                                 $312,593                         $0                          $0
New York Municipal Money Market                        $ 85,926                         $7,826                      $0
Money Market                                           $0                               $0                          $0
Government Obligations Money Market                    $0                               $0                          $0




     For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                                         Fees Paid
                                                           (After
                                                         waivers and
Portfolios                                             reimbursements)                 Waivers                Reimbursements
----------                                             ---------------                 -------                --------------
Municipal Money Market Portfolio                            $448,548                    $0                         $0
New York Municipal Money Market Portfolio                   $ 99,071                    $0                         $0



     For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                                                         Fees Paid
                                                           (After
                                                         waivers and
Portfolios                                             reimbursements)                 Waivers                Reimbursements
----------                                             ---------------                 -------                --------------
Municipal Money Market Portfolio                            $428,209                       $0                     $0
New York Municipal Money Market Portfolio                   $ 67,204                       $10,146                $0




     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets;

$.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Eta Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Eta Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Eta Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

     PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

     Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Eta Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Eta Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Eta Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

     Each of the Plans relating to the Eta Classes of the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios were approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

     Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Eta Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Eta Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

     The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.



                             PORTFOLIO TRANSACTIONS


     Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.


     Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

     The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:

Portfolio                          Security                            Value
---------                          --------                            -----
Money Market                   Bear Stearns Companies               $65,000,808
                               Corporate Obligations





                       PURCHASE AND REDEMPTION INFORMATION


     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)



                               VALUATION OF SHARES

     The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is calculated independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. The net asset value per share of each class is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern

Time), on each Business Day. "Business Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

     The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.


     The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

     Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                             PERFORMANCE INFORMATION


     Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

     The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

     From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC Money Fund

Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.



                                      TAXES





     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of each such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Eta 1 Common Stock, Eta 2 Common Stock,
Eta 3 Common Stock and Eta 4 Common Stock constitute the Eta Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interest in the Money Market, Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).



                                  MISCELLANEOUS


     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------


CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------






------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  THETA FAMILY
                             Money Market Portfolio,
                        Municipal Money Market Portfolio,
                Government Obligations Money Market Portfolio and
                    New York Municipal Money Market Portfolio
                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION



                  This Statement of Additional Information provides supplementary information pertaining to shares of four classes (the "Theta Shares") representing interests in four investment portfolios (the "Portfolios") of The RBB Fund, Inc. (the "Fund"): the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Theta Family Prospectus of the Fund dated December 29, 1998, (the
"Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 29, 1998.



                                                      CONTENTS


                                                                                      Page
                                                                                      ----


         General........................................................................2
         Investment Objectives and Policies.............................................2
         Directors and Officers.........................................................29
         Investment Advisory, Distribution and Servicing Arrangements...................32
         Portfolio Transactions ........................................................38
         Purchase and Redemption Information............................................39
         Valuation of Shares............................................................40
         Performance Information........................................................41
         Taxes..........................................................................42
         Additional Information Concerning Fund Shares..................................42
         Miscellaneous..................................................................46
         Appendix A.....................................................................A-1




No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL



                  The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Theta Classes") representing interests in four investment portfolios (the "Portfolios") of the Fund: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio. The Theta Classes are offered by the Prospectus dated December 29, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.


                  Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

                  The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

Additional Information on Portfolio Investments.


                  Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

                  Variable Rate Demand Instruments. Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

                  When-Issued or Delayed Delivery Securities. The Money Market, Municipal Money Market and New York Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios have such commitments outstanding, such Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, such Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Portfolio's commitment. It may be expected that such Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because such Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, such Portfolio expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When any of the Money Market Portfolio, Municipal Money Market Portfolio or the New York Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Stand-By Commitments. Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio, Municipal Money Market Portfolio or New York Municipal Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

                  Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

                  Each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Any such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

                  The Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

                  Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

                  Short Sales "Against the Box." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

                  Municipal Obligations. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

                  The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those, which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on Alternative Minimum Tax Securities that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

                   U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

                  Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

                  Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the

Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either (i) accrued premium provided in the repurchase agreement or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

                  Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The Money Market and Government Obligations Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMOs. The Portfolios do not currently intend to purchase residual interests.

                  Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

                  In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

                  Lending of Securities. With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities as described in the Prospectus, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market

Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.

                  Eligible Securities. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and subject to certain SEC requirements; long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed by persons which meet the requisite rating requirements.

                  Illiquid Securities. None of the Portfolios may invest more than 10% of its net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, the Government Obligations Money Market Portfolio, and the New York Municipal Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities

Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.
Adverse market conditions could impede such a public offering of securities.

                  The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

                  Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Special Considerations Relating To New York Municipal Obligations. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

                  State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                  The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



                  The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.


                  There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

                  State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.


                  State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

                  Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.



                  The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



                  On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

                  The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

                   General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.


                  The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under STAR expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.


                  The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

                  The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

                  The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

                  Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.


                  Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

                  In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


                  Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.



                  On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

                  The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

                  The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

                  In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

                  On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to Aand, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

                  The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

                  The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

                  Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

                  The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

                  Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

                  Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

                  The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

                  Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

                  Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.


                  On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

                  The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

                  In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

                  The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

                  Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

                  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

                  Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.
Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

                  Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.


                  The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.


                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Investment Limitations

                  Money Market Portfolio and Municipal Money Market Portfolio. Neither the Money Market Portfolio nor the Municipal Money Market Portfolio may:

                    (1) borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio only, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

                    (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of a Portfolio's assets may be invested without regard to this 5% limitation;

                    (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


                    (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

                    (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

                    (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

                    (7) purchase or sell commodities or commodity contracts;

                    (8) invest in oil, gas or mineral exploration or development programs;

                    (9) make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

                    (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or


                    (11) make investments for the purpose of exercising control or management.

                  In addition to the foregoing enumerated investment limitations, the Municipal Money Market Portfolio may not (i) under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax, (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

                  In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

                  (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

                  (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

                  (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations. The foregoing investment limitations cannot be changed without shareholder approval.


                  With respect to limitation (b) above concerning industry concentration (applicable to the Money Market Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the affected Money Market Portfolio's outstanding shares, but any such change would be subject to any applicable requirements of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


                    1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization (as defined in the Prospectus) in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                    2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                    3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.


                    1. The Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

                  Government Obligations Money Market Portfolio. The Government Obligations Money Market Portfolio may not:


                    1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase.

                    2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

                    3.       Act as an underwriter.


                    4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                  The foregoing investment limitations cannot be changed without shareholder approval.

                  The Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

                  New York Municipal Money Market Portfolio. The New York Municipal Money Market Portfolio may not:


                    (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

                    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;


                    (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

                    (4) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

                    (5) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

                    (6) purchase or sell commodities or commodity contracts;

                    (7) invest in oil, gas or mineral exploration or development programs;

                    (8) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

                    (9) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

                    (10) make investments for the purpose of exercising control or management.


                  In addition to the foregoing enumerated investment limitations, the New York Municipal Money Market Portfolio may not (i) under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), (ii) invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and (iii) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


                  The foregoing investment limitations cannot be changed without shareholder approval.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the New York Municipal Money Market Portfolio.


                    1. The New York Municipal Money Market Portfolio will not purchase any put if after the acquisition of the put the New York Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets. A "put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


                  In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Portfolio will not purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Portfolio's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Portfolio's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. This investment policy is not fundamental and may be changed by the Board of Directors without shareholder approval.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning Communities,
1345 Chestnut Street                                                              Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


------------------------

* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.



                  Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

                  Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

                  Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of the Fund.

                  The Fund pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:


                                               Directors' Compensation
                                               -----------------------

                                                                  Pension or Retirement
                                          Aggregate               Benefits Accrued as      Estimated Annual
                                          Compensation            Part of Fund             Benefits Upon
Name of Person/Position                   from Registrant         Expenses                 Retirement
------------------------------            ----------------        ---------------------    ----------------

Julian A. Brodsky,                          $16,000                      N/A                        N/A
Director
Francis J. McKay,                           $18,000                      N/A                        N/A
Director
Arnold M. Reichman,                         $0                           N/A                        N/A
Director
Robert Sablowsky,                           $18,000                      N/A                        N/A
Director
Marvin E. Sternberg,                        $17,000                      N/A                        N/A
Director
Donald van Roden,                           $23,000                      N/A                        N/A
Director and Chairman



                  On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor" or "PDI"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS



                  Advisory and Sub-Advisory Agreements. The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive a annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


                  For the fiscal year ended August 31, 1998, the Fund paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------

Money Market                              $6,283,705                $3,334,990                     $692,630


Municipal Money Market                    $  238,721                $  822,533                     $ 55,085

Government Obligations Money
Market                                    $1,649,453                $  723,970                     $392,949

New York Municipal Money
Market                                    $   60,758                $  267,374                     $0



                  For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:

                                         Fees Paid
                                           (After
                                         waivers and
Portfolios                            reimbursements)                 Waivers                   Reimbursements
----------                            ----------------                -------                   --------------
Money Market                              $5,366,431                $3,603,130                     $469,986

Municipal Money Market                    $  201,095                $1,269,553                     $ 14,921

Government Obligations Money              $1,774,123                $  647,063                     $404,193
Market

New York Municipal Money                  $   21,831                $  324,917                     $0
Market

                  For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows:

                                                Fees Paid
                                                 (After
Portfolios                             waivers and reimbursements)           Waivers                 Reimbursements
----------                             ---------------------------           -------                 --------------


Money Market                                     $4,174,375                  $3,527,715                    $342,158


Municipal Money Market                           $  190,687                  $1,218,973                    $ 17,576

Government Obligations Money Market              $1,638,622                  $  671,811                    $406,954

New York Municipal Money Market                  $    2,709                  $  268,017                    $0




                  Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers. The Theta classes of the Fund pay their own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Theta classes or if they receive different services.

                  Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

                  The Advisory Agreements were each most recently approved July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned and the sub-advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held on December 22, 1989. The Advisory Agreement was approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held November 21, 1991, as adjourned. Each Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

                  Administration Agreements. PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Fund on behalf of the Municipal Money Market and New York Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

                  The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios.


                  BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Fund pays administrative fees directly to PFPC.

                  For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                        Fees Paid
                                                          (After
                                                        waivers and
Portfolios                                           reimbursements)                  Waivers                 Reimbursements
----------                                           ---------------                  -------                 --------------

Municipal Money Market                                  $312,593                        $0                          $0

New York Municipal Money Market                         $ 85,926                        $7,826                      $0

Money Market                                            $0                              $0                          $0

Government Obligations Money Market                     $0                              $0                          $0

                  For the fiscal year ended August 31, 1997, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                         Fees Paid
                                                           (After
                                                         waivers and
Portfolios                                            reimbursements)                 Waivers                Reimbursements
----------                                            ---------------                 -------                --------------

Municipal Money Market                                      $448,548                    $0                         $0

New York Municipal Money Market                             $ 99,071                    $0                         $0


                  For the fiscal year ended August 31, 1996, the Fund paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                         Fees Paid
                                                           (After
                                                         waivers and
Portfolios                                            reimbursements)                 Waivers                Reimbursements
----------                                            ---------------                 -------                --------------

Municipal Money Market                                       $428,209                  $0                          $0

New York Municipal Money Market                              $ 67,204                  $10,146                     $0


                  Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of each Portfolio (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.


                  PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Theta Classes pursuant to a Transfer Agency Agreement dated November 5, 1991 and supplements dated November 5, 1991 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of each of the Theta Classes, (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of each Theta Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

                  PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

                  Distribution Agreements. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998 entered into by the Distributor and the Fund on behalf of each of the Theta Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Theta Classes (collectively, the "Plans"), all of which were adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Theta Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

                  Each of the Plans relating to the Theta Classes of the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios were approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

                  Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Theta Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Theta Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

                  The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


                             PORTFOLIO TRANSACTIONS

                  Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

                  Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

                  BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

                  Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

                  The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:


Portfolio                            Security                            Value
---------                            --------                            -----
Money Market                     Bear Stearns Companies              $65,000,808
                                 Corporate Obligations





                       PURCHASE AND REDEMPTION INFORMATION

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

                  The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of a class in the Portfolio's cash, securities and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is calculated independently of the other classes of the Fund. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. The net asset value per share of each class is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business

Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

                  The Fund calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

                  The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.


                  Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

                  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

                  Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

                  Total return and yield may fluctuate daily and do not provide a basis for determining future returns and yields. Because the returns and yields of each Portfolio will fluctuate, they cannot be compared with returns and yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, return and yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the return and yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

                  The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

                  From time to time, in advertisements or in reports to shareholders, the returns and/or yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by

IBC Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES

                  Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of each such Portfolio's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Theta 1 Common Stock, Theta 2 Common Stock, Theta 3 Common Stock and Theta 4 Common Stock constitute the Theta Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

                  The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


                  The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                  As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

                  Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

                  Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.


                  Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

                  Control Persons. As of November 16, 1998, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.





------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------


CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------






------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------








------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

                  As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

                  Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

                  BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

                  Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                 (Institutional, Advisor, and Investor Classes)


                                       of


                               The RBB Fund, Inc.

                       STATEMENT OF ADDITIONAL INFORMATION




     This Statement of Additional Information provides supplementary information pertaining to shares of the Institutional, Advisor and Investor Classes (the "Shares") representing interests in the Boston Partners Large Cap Value Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Boston Partners Large Cap Value Fund Prospectuses dated December 29, 1998 (together, the "Prospectuses"). A copy of any of the Prospectuses may be obtained from RBB by calling toll-free (888) 261-4073. This Statement of Additional Information is dated December 29, 1998.



                                    CONTENTS



                                                          Page
                                                          ----


General..............................................      2
Investment Objectives and Policies...................      2
Directors and Officers...............................      9
Investment Advisory, Distribution
  and Servicing Arrangements.........................     12
Portfolio Transactions...............................     18
Purchase and Redemption Information..................     19
Valuation of Shares..................................     20
Performance Information..............................     21
Taxes................................................     23
Additional Information Concerning
  RBB Shares.........................................     25
Miscellaneous........................................     28
Financial Statements.................................     36
Appendix A...........................................     A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by RBB or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL



     The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. RBB was organized as a Maryland corporation on February 29, 1988. The Institutional Shares of the Fund were first issued on January 2, 1997. The Investor Shares of the Fund were first issued on January 16, 1997. As of the date of this Statement of Additional Information, no Advisor Shares have been issued.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

Additional Information on Fund Investments.


     Lending of Fund Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily.


     Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. The Fund does not presently intend to invest more than 5% of net assets in indexed securities.

     Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 5% of net assets in convertible securities.

     Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


     Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund may also enter into "dollar rolls," in which it sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

     U.S. Government Obligations. The Fund may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.


     The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage

Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Fund does not presently intend to invest more than 5% of net assets in U.S. Government obligations.


     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Fund may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Hedging Investments. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates, and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures contracts are discussed below.

     Futures Contracts. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500 Stock Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of net assets in futures contracts.

     Options on Futures. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

     There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Fund's ability to effectively hedge its securities. The Fund does not presently intend to invest more than 5% of net assets in options on futures.

     Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings.


     Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's investment adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's respectively. These rating symbols are described in Appendix "A" hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.


     Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through American Depository Receipts and European Depository Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Investment Limitations.

     RBB has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the Investment Company Act). The Fund may not:


     1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing; (For purposes of this Limitation No. 1, any collateral arrangements, if applicable, with respect to the writing of options, futures contracts and options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.)

     2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options, are deemed to be the issuance of senior securities.)


     3. Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

     5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

     6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

     7. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

     8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


     Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:




                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------


*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning Communities,
1345 Chestnut Street                                                              Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496



----------------------



* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.



     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.



     RBB pays directors $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof.

For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from RBB in the following amounts:


                             Directors' Compensation

                                              Pension or
                                              Retirement          Estimated
                            Aggregate         Benefits            Annual
                            Compensation      Accrued as          Benefits
Name of Person/             from              Part of Fund        Upon
Position                    Registrant        Expenses            Retirement
--------                    ----------        --------            ----------



Julian A. Brodsky,            $16,000              N/A                N/A
Director
Francis J. McKay,             $18,000              N/A                N/A
Director
Arnold M. Reichman,           $0                   N/A                N/A
Director
Robert Sablowsky,             $18,000              N/A                N/A
Director
Marvin E. Sternberg,          $17,000              N/A                N/A
Director
Donald van Roden,             $23,000              N/A                N/A
Director and Chairman




     On October 24, 1990 RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to RBB. No officer, director or employee of Boston Partners Asset Management, L.P. ("Boston Partners" or the "Adviser") or the Distributor currently receives any compensation from RBB.



                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS

     Advisory Agreement. Boston Partners renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated October 16, 1996 (the "Advisory Agreement"). Boston Partners' general partner is Boston Partners, Inc.

     Boston Partners has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of RBB's Board of Directors and in accordance with the Fund's stated policies. Boston Partners will select investments for the Fund. For its services to the Fund, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.75% of the Fund's average daily net assets.


     For the fiscal year ended August 31, 1998, the Fund paid Boston Partners advisory fees as follows:




                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Boston Partners
Large Cap Value Fund        $250,634              $112,482         $0







     For the fiscal period ended August 31, 1997, the Fund paid Boston Partners advisory fees as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Boston Partners
Large Cap Value Fund         $5,635               $57,752        $26,104


     Each class of the Fund bears its own expenses not specifically assumed by Boston Partners. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by RBB to its directors and officers; (g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with a portfolios' investment adviser or Distributor; (j) taxes; (k) interest;
(l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of RBB; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

     Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or RBB in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.


     The Advisory Agreement was most recently approved on July 29, 1998 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of such parties. The Advisory Agreement was approved by the initial shareholder of each class of the Fund. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreement may also be terminated by Boston Partners on 60 days' written notice to RBB. The Advisory Agreement terminates automatically in the event of its assignment.


     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee, which is calculated based upon the Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.


     PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to RBB, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


     Administration Agreement. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated October 16, 1996, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee.


     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees as follows:


                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Boston Partners
Large Cap Value Fund       $55,792                $22,142           $0

     For the period ended August 31, 1997, the Fund paid PFPC administration fees as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Boston Partners
Large Cap Value Fund       $25,000                $25,000           $0





     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.


     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, (the "Distribution Agreement"), entered into by the Distributor and RBB on behalf of the Institutional, Investor and Advisor Classes, and Plans of Distribution, as amended, for the Investor and Advisor Classes (together, the "Plans"), which were adopted by RBB in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of Fund Shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor and Advisor Class, at the annual rate set forth in the Prospectus.

     For the period May 29, 1998 through August 31, 1998, the Fund paid the Distributor fees as follows:


                           Fees Paid
                            (After
                          waivers and
Portfolio                reimbursements)          Waivers     Reimbursements
---------                ---------------          -------     --------------
Boston Partners
Large Cap Value Fund
(Investor)                 $3,387                   $22           $0


     For the period September 1, 1997 through May 29, 1998, both the Institutional Class and Investor Class of the Fund paid the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address of 466 Lexington Avenue, New York, New York 10071, distribution fees as follows:

                           Fees Paid
                            (After
                          waivers and
Portfolios               reimbursements)          Waivers     Reimbursements
----------               ---------------          -------     --------------
Boston Partners
Large Cap Value Fund
(Institutional)             $10,283               $28,278          $0
Boston Partners
Large Cap Value Fund
(Investor)                  $878                  $1,317           $0



     For the period ended August 31, 1997, the Fund paid Counsellors fees as follows:


                           Fees Paid
                            (After
                          waivers and
Portfolios                reimbursements)          Waivers     Reimbursements
----------                ---------------          -------     --------------



Boston Partners
Large Cap Value Fund          $3,325                 $0             $0
(Institutional)
Boston Partners
Large Cap Value Fund          $155                   $0             $0
(Investor)




     On October 16, 1996, the Plans were approved by RBB's Board of Directors, including the directors who are not "interested persons" of RBB and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors"). RBB believes that the Plans may benefit the Fund by increasing sales of Fund Shares.

     Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of RBB regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by RBB's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Investor and Advisor Classes under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of RBB's directors who are not "interested persons" of RBB (as defined in the 1940 Act) shall be committed to the discretion of such directors who are not "interested persons" of RBB.


     Each of Mr. Sablowsky and Mr. Reichman, directors of RBB, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

Administrative Services Agent


     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Institutional Class of the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated May 29, 1998, between RBB and PDI. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of each Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of each fund's average daily net assets. For the period May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid PDI $24,042 in administrative services fees, and PDI waived $6,662.




                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In purchasing or selling portfolio securities, Boston Partners will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, the Adviser may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.



     For the fiscal year ended August 31, 1998, the Fund paid brokerage commissions aggregating $165,408.

     For the fiscal year ended August 31, 1998, the Fund paid commissions in the aggregate amount of $0 to brokers on account of research services on transactions in the aggregate amount of $0.


     RBB is required to identify securities of its "regular brokers or dealers" that the Fund has acquired during the most recent fiscal period. At August 31, 1998, the Fund held the following securities of RBB's regular brokers or dealers:


             SECURITY                             AMOUNT
             --------                             ------

Bear Stearns Companies, Inc.                     $487,575
  (Common Stock)

Lehman Brothers Holdings, Inc.                   $145,688
  (Common Stock)

Morgan Stanley, Dean Witter & Co.                $574,819
  (Common Stock)




     Investment decisions for the Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions.

However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The Fund expects that its annual portfolio turnover rate will not exceed 100%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commissions expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


                       PURCHASE AND REDEMPTION INFORMATION

     RBB reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

     Under the 1940 Act, RBB may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (RBB may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


     The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Fund based on the value of the Fund's net assets on August 31, 1998 and the Fund's Institutional and Investor Shares outstanding on such date is as follows:

                      Boston Partners Large Cap Value Fund

                                        Institutional Shares     Investor Shares
                                        --------------------     ---------------



Net Assets..........................        $50,723,586             $6,149,890

Outstanding Shares..................          4,794,078                574,895

Net Asset Value per Share...........             $10.58                 $10.70

Maximum Sales Charge................                N/A                    N/A

Maximum Offering Price to Public....             $10.58                 $10.70



     On August 31, 1998, no Advisor Shares were issued and outstanding.



                               VALUATION OF SHARES

     The net asset values per share of each class of the Fund are calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently of the other classes. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by RBB's Board of Directors.


                             PERFORMANCE INFORMATION

     Total Return. The Fund may from time to time advertise its "average annual total return." The Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                  ERV   1/n
                           T = [(-----) - 1]
                                   P

    Where :    T =   average annual total return;

             ERV =   ending redeemable value of a hypothetical
                     $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P =   hypothetical initial payment of $1,000; and

               n =   period covered by the computation, expressed in years.

     The Fund, when advertising its "aggregate total return," computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              ERV
Aggregate Total Return  =  [(-----) - 1]
                               P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


     Calculated according to the SEC Rules, the average annual total return for the Fund was as follows:

                                                                        Average
                Fund                                                    Return
                ----                                                    ------


For the fiscal year ended August 31, 1998.
Large Cap Value Fund - Institutional                                     6.97%
Large Cap Value Fund -                                                   5.75%

For the period ended August 31, 1997.*
Large Cap Value Fund - Institutional                                    24.60%
Large Cap Value Fund - Investor                                         22.06%


Calculated according to the above formula, the aggregate total return for the Fund was as follows:



                                                                        Average
                Fund                                                    Return
                ----                                                    ------
For the fiscal year ended August 31, 1998.
Large Cap Value Fund - Institutional                                    11.85%
Large Cap Value Fund - Investor                                          9.51%

For the period ended August 31, 1997.*
Large Cap Value Fund - Institutional                                    24.60%
Large Cap Value Fund - Investor                                         22.06%


     *The Institutional Class commenced operations on January 2, 1997 and the Investor Class commenced operations on January 16, 1997.

     Investors should note that the total return figures are based on historical earnings and are not intended to indicate future performance.



                                      TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Fund has elected to be taxed as a regulated investment company under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

     Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

     In the case of corporate shareholders, distributions (other than capital gain dividends) of the Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. The Fund will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of the Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

     A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of the Fund for shares of another Boston Partners Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Classes QQ, RR, and SS Common Stock constitute the Boston Partners Large Cap Value Fund, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interest in the Money Market, Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.



     RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).

                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to RBB and the non-interested directors.



     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants.



     Control Persons. As of November 16, 1998, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of each class of RBB indicated below. See "Additional Information Concerning RBB Shares" above. RBB does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------


CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------






------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------





     As of the above date, directors and officers as a group owned less than one percent of the shares of RBB.

                              FINANCIAL STATEMENTS



     The Fund's Annual Report for the fiscal period ended August 31, 1998 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report are incorporated herein by reference into this Statement of Additional Information. The financial statements included in the Annual Report for the Fund for the fiscal period ended August 31, 1998 have been audited by RBB's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), whose report thereon also appears and is incorporated herein by reference. No other portions of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained by calling toll-free (888) 261-4073.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       BOSTON PARTNERS MID CAP VALUE FUND
                      (Institutional and Investor Classes)

                                       of

                               The RBB Fund, Inc.

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information provides supplementary information pertaining to shares of the Investor and Institutional Classes (the "Shares") representing interests in the Boston Partners Mid Cap Value Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Boston Partners Mid Cap Value Fund Prospectuses, dated December 29, 1998 (together, the "Prospectuses"). A copy of any of the Prospectuses may be obtained from RBB by calling toll-free (888) 261-4073. This Statement of Additional Information is dated December 29, 1998.



                                    CONTENTS




                                                                     Page
                                                                     ----


General............................................................   2
Investment Objectives and Policies.................................   2
Directors and Officers.............................................   8
Investment Advisory, Distribution
  and Servicing Arrangements.......................................  11
Portfolio Transactions.............................................  17
Purchase and Redemption Information................................  18
Valuation of Shares................................................  18
Performance Information............................................  19
Taxes..............................................................  21
Additional Information Concerning
   RBB Shares......................................................  23
Miscellaneous......................................................  27
Financial Statements...............................................  35
Appendix A.........................................................  A-1




No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by RBB or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. RBB was organized as a Maryland corporation on February 29, 1988. The Institutional and Investor Shares of the Fund were first issued on June 2, 1997.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

Additional Information on Fund Investments.


     Lending of Fund Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily. The Fund does not presently intend to invest more than 5% of net assets in securities lending.


     Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. The Fund does not presently intend to invest more than 5% of net assets in indexed securities.


     Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.



     Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.


     U.S. Government Obligations. The Fund may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.


     The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing

Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Fund does not presently intend to invest more than 5% of net assets in U.S. Government obligations.

     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     The Fund may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.


     The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Hedging Investments. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.


     Futures Contracts. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500 Stock Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of net assets in futures contracts.

     Options on Futures. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

     There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Fund's ability to effectively hedge its securities. The Fund does not presently intend to invest more than 5% of net assets in options on futures.

     Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of the comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings.

     Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's investment adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.


     Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through American Depository Receipts and European Depository Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.


     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


Investment Limitations.

     RBB has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). The Fund may not:


     1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing; (For purposes of this Limitation No. 1, any collateral arrangements, if applicable, with respect to the writing of options, futures contracts and options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.)

     2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options, are deemed to be the issuance of senior securities.)


     3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

     5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;


     6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

     7. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or


     8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.



     Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------


*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).


Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning Communities,
1345 Chestnut Street                                                              Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


----------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.


     RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of RBB and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from RBB in the following amounts:



                             Directors' Compensation



                                                                   Pension or Retirement              Estimated
Name of Person/                 Aggregate Compensation               Benefits Accrued               Annual Benefits
Position                            from Registrant               as Part of Fund Expenses          Upon Retirement
---------------                 ----------------------            ------------------------          ---------------


Julian A. Brodsky,                $16,000                                   N/A                           N/A
Director
Francis J. McKay,                 $18,000                                   N/A                           N/A
Director
Arnold M. Reichman,               $0                                        N/A                           N/A
Director
Robert Sablowsky,                 $18,000                                   N/A                           N/A
Director
Marvin E. Sternberg,              $17,000                                   N/A                           N/A
Director
Donald van Roden,                 $23,000                                   N/A                           N/A
Director and Chairman





     On October 24, 1990 RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only two part-time employees. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to RBB. No officer, director or employee of Boston Partners Asset Management, L.P. ("Boston Partners" or the "Adviser") or the Distributor currently receives any compensation from RBB.



                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS



     Advisory Agreement. Boston Partners renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated May 30, 1997 (the "Advisory Agreement"). Boston Partners' general partner is Boston Partners, Inc.


     Boston Partners has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of RBB's Board of Directors and in accordance with the Fund's stated policies. Boston Partners will select investments for the

Fund. For its services to the Fund, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.80% of the Fund's average daily net assets. Boston Partners is currently waiving advisory fees in excess of 1.00% of average daily net assets.

     For the fiscal year ended August 31, 1998, the Fund paid Boston Partners advisory fees as follows:



                                       Fees Paid
                                   (After waivers and
         Portfolio                  reimbursements)                 Waivers                  Reimbursements
         ---------                ------------------                -------                  --------------


Boston Partners
Mid Cap Value Fund                 $235,623                           $84,082                      $30,520



     For the period ended August 31, 1997, the Fund paid Boston Partners advisory fees as follows:



                                       Fees Paid
                                   (After waivers and
         Portfolio                  reimbursements)                  Waivers                  Reimbursements
         ---------                ------------------                 -------                  --------------



Boston Partners                            $0                         $3,606                       $32,554
Mid Cap Value Fund



     Each class of the Fund bears its own expenses not specifically assumed by Boston Partners. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by RBB to its directors and officers; (g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with a portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of RBB;

(r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB;
(s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.


     Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or RBB in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


     The Advisory Agreement was most recently approved on July 29, 1998 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of such parties. The Advisory Agreement was approved by the initial shareholder of each class of the Fund. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreement may also be terminated by Boston Partners on 60 days' written notice to RBB. The Advisory Agreement terminates automatically in the event of its assignment.

     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee, which is calculated based upon the Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

     PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which

PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to RBB, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund, under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


     Administration Agreement. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated May 30, 1997, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee.

     For the fiscal year ended August 31, 1998, the Fund paid PFPC administration fees as follows:




                                       Fees Paid
                                   (After waivers and
Portfolio                          reimbursements)                  Waivers                  Reimbursements
---------                          -------------------                -------                  ---------------
Boston Partners
Mid Cap Value Fund                       $57,653                      $22,352                        $0



     For the period ended August 31, 1997, the Fund paid PFPC administration fees as follows:



                                       Fees Paid
                                   (After waivers and
Portfolio                          reimbursements)                   Waivers                  Reimbursements
---------                          -----------------                 -------                  --------------

Boston Partners                          $9,166                       $9,167                         $0
Mid Cap Value Fund



     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, (the "Distribution Agreement"), entered into by the Distributor and RBB on behalf of the Institutional and Investor Classes, and Plan of Distribution, as amended, for the Investor Class (the "Plan"), which were adopted by RBB in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of Fund Shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class, at the annual rate set forth in the Prospectus.

     For the period May 29, 1998 through August 31, 1998, the Fund paid the Distributor fees as follows:




                                       Fees Paid
                                        (After
                                      waivers and
Portfolio                            reimbursements)            Waivers         Reimbursements
---------                            ---------------            -------         --------------

Boston Partners
Mid Cap Value Fund
(Investor)                               $6,827                 $21,843                $0


     For the period September 1, 1997 through May 29, 1998, both the Institutional Class and Investor Class of the Fund paid the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address of 466 Lexington Avenue, New York, New York 10071, distribution fees as follows:


                                       Fees Paid
                                        (After
                                      waivers and
Portfolios                            reimbursements)            Waivers         Reimbursements
----------                            ---------------            -------         --------------

Boston Partners
Mid Cap Value Fund
(Institutional)                          $8,284                 $22,780                $0
Boston Partners
Mid Cap Value Fund
(Investor)                               $950                   $1,425                 $0

     For the period ended August 31, 1997, the Fund paid Counsellors fees as follows:


                                       Fees Paid
                                        (After
                                      waivers and
Portfolios                           reimbursements)            Waivers         Reimbursements
----------                           ---------------            -------         --------------
Boston Partners
Mid Cap Value Fund                        $161                     $0               $0
(Institutional)
Boston Partners
Mid Cap Value Fund                        $ 77                     $0               $0
(Investor)


     On April 23, 1997, the Plan was approved by RBB's Board of Directors, including the directors who are not "interested persons" of RBB and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors"). RBB believes that the Plan may benefit the Fund by increasing sales of Fund shares.

     Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of RBB regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by RBB's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Investor Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of RBB's directors who are not "interested persons" of RBB (as defined in the 1940 Act) shall be committed to the discretion of such directors who are not "interested persons" of RBB.

     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plan may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

Administrative Services Agent


     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Institutional Class of the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated May 29, 1998, between RBB and PDI. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of each Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of each fund's average daily net assets. For the period May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid PDI $13,741 in administrative services fees, and PDI waived $44,606.





                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In purchasing and selling portfolio securities, Boston Partners seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, the Adviser may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.



     For the fiscal year ended August 31, 1998, the Fund paid brokerage commissions aggregating $326,951.

     For the fiscal year ended August 31, 1998, the Fund paid commissions in the aggregate amount of $0 to brokers on account of research services on transactions in the aggregate amount of $0.

     RBB is required to identify securities of its "regular brokers or dealers" that the Fund has acquired during the most recent fiscal period. At August 31, 1998, the Fund held no securities of RBB's regular brokers or dealers.




     Investment decisions for the Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The Fund expects that its annual portfolio turnover rate will not exceed 100%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.



                       PURCHASE AND REDEMPTION INFORMATION


     RBB reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

     Under the 1940 Act, RBB may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (RBB may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Fund based on the value of the Fund's net assets on August 31, 1998 and the Fund's Institutional and Investor Shares outstanding on such date is as follows:

                       Boston Partners Mid Cap Value Fund


                                                    Institutional Shares                      Investor Shares
                                                    --------------------                      ---------------


Net Assets.......................................       $67,568,452                               $1,827,932

Outstanding Shares...............................         7,125,702                                  194,122

Net Asset Value
 per Share.......................................             $9.48                                    $9.42

Maximum Sales Charge.............................               N/A                                      N/A

Maximum Offering Price
  to Public......................................             $9.48                                    $9.42

                               VALUATION OF SHARES


     The net asset values per share of each class of the Fund are calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday and subsequent Monday when one of these holidays falls on Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class, and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently of the other classes. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by RBB's Board of Directors.


                             PERFORMANCE INFORMATION

     Total Return. The Fund may from time to time advertise its "average annual total return." The Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                                  ERV 1/n
                                            T = [(-----) - 1]
                                                     P


         Where:            T =      average annual total return;

                         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                           P =      hypothetical initial payment of $1,000; and

                           n = period covered by the computation, expressed in years.



     The Fund, when advertising its "aggregate total return," computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                              ERV
Aggregate Total Return =   [(-----) - 1]
                               P


     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Calculated according to the SEC Rules, the average annual total return for the Fund was as follows:


                                                                      Average
                Fund                                                  Return
For the fiscal year ended August 31, 1998.
Mid Cap Value Fund - Institutional                                     (3.16)%
Mid Cap Value Fund - Investor                                          (3.19)%

For the period ended August 31, 1997.*
Mid Cap Value Fund - Institutional                                      10.10%
Mid Cap Value Fund - Investor                                           10.10%

     Calculated according to the above formula, the aggregate total return for the Fund was as follows:


                          Fund                                       Aggregate
                                                                      Return
For the fiscal year ended August 31, 1998.
Mid Cap Value Fund - Institutional                                      (3.92)%
Mid Cap Value Fund - Investor                                           (3.96)%

For the period ended August 31, 1997.*
Mid Cap Value Fund - Institutional                                      10.10%
Mid Cap Value Fund - Investor                                           10.10%



                  *The Fund commenced operations on June 2, 1997.

     Investors should note that the total return figures are based on historical earnings and are not intended to indicate future performance.



                                      TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.


     The Fund has elected to be taxed as a regulated investment company under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").


     Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.


     The Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

     In the case of corporate shareholders, distributions (other than capital gain dividends) of the Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. The Fund will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of the Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

     A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of the Fund for shares of another Boston Partners Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.


     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."


     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class TT and UU Common Stock constitute the Boston Partners Mid Cap Value Fund, described herein. Under
RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interest in the Money Market, Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


     RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.


     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).



                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 serves as counsel to RBB and the non-interested directors.



     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants.

     Control Persons. As of November 16, 1998, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of each class of RBB indicated below. See "Additional Information Concerning RBB Shares" above. RBB does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------


CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------






------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of RBB.


                              FINANCIAL STATEMENTS



     The Fund's Annual Report for the fiscal period ended August 31, 1998 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report are incorporated herein by reference into this Statement of Additional Information. The financial statements included in the Annual Report for the Fund for the fiscal period ended August 31, 1998 have been audited by RBB's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), whose report thereon also appears and is incorporated herein by reference. No other portions of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained by calling toll-free (888) 261-4073.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                            BOSTON PARTNERS BOND FUND
                      (Institutional and Investor Classes)


                                       of


                               The RBB Fund, Inc.

                       STATEMENT OF ADDITIONAL INFORMATION




     This Statement of Additional Information provides supplementary information pertaining to shares of the Investor and Institutional Classes (the "Shares") representing interests in the Boston Partners Bond Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Boston Partners Bond Fund Prospectuses, dated December 29, 1998 (together, the "Prospectuses"). A copy of any of the Prospectuses may be obtained from RBB by calling toll-free
(888) 261-4073. This Statement of Additional Information is dated December 29, 1998.



                                    CONTENTS




                                                          Page
                                                          ----
General..............................................      2
Investment Objectives and Policies...................      2
Directors and Officers...............................     17
Investment Advisory, Distribution
  and Servicing Arrangements.........................     20
Portfolio Transactions...............................     24
Purchase and Redemption Information..................     25
Valuation of Shares..................................     25
Performance Information..............................     26
Taxes................................................     28
Additional Information Concerning
  RBB Shares ........................................     30
Miscellaneous........................................     33
Financial Statements ................................     41
Appendix A...........................................     A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by RBB or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. RBB was organized as a Maryland corporation on February 29, 1988.


     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

Additional Information on Fund Investments.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including

FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.


     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.


     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Foreign Securities. The Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States. The Fund may invest, either directly, or indirectly through investments in closed-end investment companies, in securities issued by foreign companies wherever organized. The Fund may invest in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities represented by listed American Depositary Receipts ("ADRs"). Interest and dividends on such Eurodollar securities are payable in U.S. dollars outside of the United States.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. The extent to which a Portfolio will be invested in foreign companies and ADRs will fluctuate from time to time within the limits stated in the Prospectus depending on the Adviser's assessment of prevailing market, economic and other conditions.

     The Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. The Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Euro bonds (bonds not issued in the country (and possibly currency of the country of the issuer).

     Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     Foreign Currency Exchange Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow the Fund to establish a rate of exchange for a future point in time.

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may purchase or sell forward foreign currency exchange contracts for the Fund for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

     A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. The Fund does not presently intend to invest more than 5% of net assets in indexed securities.

     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     SEC Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The Fund does not presently intend to invest more than 5% of net assets in illiquid securities.

     When-Issued Purchases and Forward Commitments. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.

     The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Forward Currency Transactions. The Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

     The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

     At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

     Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 5% of net assets in convertible securities, or securities received by the Fund upon conversion thereof.

     Lending of Fund Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily. The Fund does not presently intend to invest more than 5% of net assets in securities lending.


     Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The fund may also enter into "dollar rolls," in which it sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

     U.S. Government Obligations. The Fund may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.

     The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Fund does not presently intend to invest more than 5% of net assets in U.S. Government obligations.


     Futures Contracts and Options on Futures Contracts. To seek to increase total return, to hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of the Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     Stripped Securities. The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered under this program. This program allows the Fund to be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

     In addition, the Fund may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. RBB is unaware of any binding legislative, judicial or administrative authority on this issue.


     Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's investment adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.


     Money Market Instruments. The Fund may invest in "money market instruments," for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal.


     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reduces the effect of decreases in the prices of the fund's securities in foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


Investment Limitations.


     RBB has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a) (42) of the 1940 Investment Company Act). The Fund may not:

     1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.)

     2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of Investment Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)


     3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;


     5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;


     6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

     7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

     8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.




     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.




     Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning Communities,
1345 Chestnut Street                                                              Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


----------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.



     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.



     RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in
                                      -18-
this capacity. Directors who are not affiliated persons of RBB and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from RBB in the following amounts:


                             Directors' Compensation



                                                              Pension or
                                Aggregate                     Retirement Benefits          Estimated
Name of Person/                 Compensation                  Accrued as Part of           Annual Benefit
Position                        from Registrant               Fund Expenses                Upon Retirement
---------------                 ---------------               ===================          ---------------

Julian A. Brodsky,                 $16,000                           N/A                        N/A
Director
Francis J. McKay,                  $18,000                           N/A                        N/A
Director
Arnold M. Reichman,                $0                                N/A                        N/A
Director
Robert Sablowsky,                  $18,000                           N/A                        N/A
Director
Marvin E. Sternberg,               $17,000                           N/A                        N/A
Director
Donald van Roden,                  $23,000                           N/A                        N/A
Director and Chairman



     On October 24, 1990 RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only two part-time employees. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to RBB. No officer, director or employee of Boston Partners Asset Management, L.P. ("Boston Partners" or the "Adviser") or the Distributor currently receives any compensation from RBB.



                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS



     Advisory Agreement. Boston Partners renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated October 16, 1996 (the "Advisory Agreement"). Boston Partners' general partner is Boston Partners, Inc.

                  Boston Partners has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of RBB's Board of Directors and in accordance with the Fund's stated policies. Boston Partners will select investments for the Fund. For its services to the Fund, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.40% of the Fund's average daily net assets.


     For the period ended August 31, 1998, the Fund paid Boston Partners advisory fees as follows:







                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolio                                      reimbursements)               Waivers              Reimbursements
---------                                      ---------------               -------              --------------

Boston Partners Bond Fund                           $0                       $34,418                    $54,244



     Each class of the Fund bears its own expenses not specifically assumed by Boston Partners. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by RBB to its directors and officers; (g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with a portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of RBB;
(r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB;
(s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

     Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or RBB in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

     The Advisory Agreement was most recently approved on July 29, 1998 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the

Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the initial shareholder of each class of the Fund. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreement may also be terminated by Boston Partners on 60 days' written notice to RBB. The Advisory Agreement terminates automatically in the event of its assignment.

     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee, which is calculated based upon the Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.


     PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to RBB, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund, under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.



     Administration Agreement. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated October 16, 1996, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee.

     For the period ended August 31, 1998, the Fund paid PFPC administration fees as follows:





                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolio                                      reimbursements)               Waivers              Reimbursements
---------                                      ---------------               -------              --------------
Boston Partners Bond Fund                        $25,201                     $25,202                  $0





     The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.


     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, (the "Distribution Agreement"), entered into by the Distributor and RBB on behalf of the Institutional and Investor Classes, and a Plan of Distribution, as amended, for the Investor Class (the "Plan"), which were adopted by RBB in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of Fund Shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plan, to be calculated daily and paid monthly by the Investor Class, at the annual rate set forth in the Prospectus.

     For the period May 29, 1998 through August 31, 1998, the Fund paid the Distributor fees as follows:





                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolio                                      reimbursements)               Waivers              Reimbursements
---------                                      ---------------               -------              --------------
Boston Partners
Bond Fund
(Investor)                                         $1,294                     $4,063                    $0





     For the period December 30, 1997 (commencement of operations) through May 29, 1998, both the Institutional Class and Investor Class of the Fund paid the Fund's previous distributor, Counsellors Securities, Inc. ("Counsellors"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address of 466 Lexington Avenue, New York, New York 10071, distribution fees as follows:


                                                  Fees Paid
                                                   (After
                                                 waivers and
Portfolios                                      reimbursements)               Waivers              Reimbursements
----------                                      ---------------               -------              --------------

Boston Partners
Bond Fund
(Institutional)                                      $1,986                    $5,461                    $0

Boston Partners
Bond Fund
(Investor)                                           $54                       $0                        $0



     The amounts retained by Counsellors and PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that such Plans may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, directors of RBB, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

Administrative Services Agent



     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Institutional Class of the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated May 29, 1998, between RBB and PDI. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of each Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of each fund's average daily net assets. For the period May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid PDI $3,155 in administrative services fees, and PDI waived $9,524.




                             PORTFOLIO TRANSACTIONS


     Subject to policies established by the Board of Directors, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In purchasing or selling portfolio securities, Boston Partners will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, the Adviser may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.


     For the fiscal year ended August 31, 1998, the Fund paid brokerage commissions aggregating $804.

     For the fiscal year ended August 31, 1998, the Fund paid commissions in the aggregate amount of $0 to brokers on account of research services on transactions in the aggregate amount of $0.

     RBB is required to identify securities of its "regular brokers or dealers" that the Fund has acquired during the most recent fiscal period. At August 31, 1998, the Fund held no securities of RBB's regular brokers or dealers.




     Investment decisions for the Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.


     The Fund expects that its annual portfolio turnover rate will not exceed 100%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.



                       PURCHASE AND REDEMPTION INFORMATION

     RBB reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

     Under the 1940 Act, RBB may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (RBB may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


     The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Fund based on the value of the Fund's net assets on August 31, 1998 and the Fund's Institutional and Investor Shares outstanding on such date is as follows:

                            Boston Partners Bond Fund

                                        Institutional Shares     Investor Shares


Net Assets..........................         $15,509,128            $198,090

Outstanding Shares..................           1,538,650              19,613

Net Asset Value per Share...........              $10.08              $10.10

Maximum Sales Charge................                 N/A                 N/A

Maximum Offering Price to Public....              $10.08              $10.10




                               VALUATION OF SHARES


     The net asset values per share of each class of the Fund are calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently of the other classes. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by RBB's Board of Directors.

                             PERFORMANCE INFORMATION

     Total Return. The Fund may from time to time advertise its "average annual total return." The Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                     ERV 1/n
                               T = [(------)-1]
                                        P

Where:                T = average annual total return;

                    ERV = ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                      P = hypothetical initial payment of $1,000; and

                      n = period covered by the computation, expressed in years.

     The Fund when advertising its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                    ERV
         Aggregate Total Return = [(-----)-1]
                                     P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Calculated according to the above formula, the aggregate total return for the Fund was as follows:


                                                        Average
                             Fund                       Return
                             ----                       -------
For the period ended August 31, 1998.
Bond Fund - Institutional                                4.79%
Bond Fund - Investor                                     4.63%


     Investors should note that the total return figures are based on historical earnings and are not intended to indicate future performance.



                                      TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Fund has elected to be taxed as a regulated investment company under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

     Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.


     The Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.


     In the case of corporate shareholders, distributions (other than capital gain dividends) of the Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. The Fund will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of the Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares).

Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

     A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of the Fund for shares of another Boston Partners Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class VV and WW Common Stock constitute the Boston Partners Bond Fund, described herein. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interest in the Money Market, Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.

     RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 serves as counsel to RBB.



     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants.

     Control Persons. As of November 16, 1998 to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of each class of RBB indicated below. See "Additional Information Concerning RBB Shares" above. RBB does not know whether such persons also beneficially own such shares.


------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------


CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------






------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

                  As of the same date, directors and officers as a group owned less than one percent of the shares of RBB.



                              FINANCIAL STATEMENTS


                  The Fund's Annual Report for the fiscal period ended August 31, 1998 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report are incorporated herein by reference into this Statement of Additional Information. The financial statements included in the Annual Report for the Fund for the fiscal period ended August 31, 1998 have been audited by RBB's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"),whose report thereon also appears and is incorporated herein by reference. No other portions of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained by calling toll-free (888) 261-4073.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                      BOSTON PARTNERS MICRO CAP VALUE FUND
                      (Institutional and Investor Classes)


                                       of


                               The RBB Fund, Inc.

                       STATEMENT OF ADDITIONAL INFORMATION




     This Statement of Additional Information provides supplementary information pertaining to shares of the Investor and Institutional Classes (the "Shares") representing interests in the Boston Partners Micro Cap Value Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Boston Partners Micro Cap Value Fund Prospectuses, dated December 29, 1998 (together, the "Prospectus"). A copy of any of the Prospectuses may be obtained from RBB by calling toll-free (888) 261-4073. This Statement of Additional Information is dated December 29, 1998.


                                    CONTENTS




                                                                      Page
                                                                      ----
General............................................................     2
Investment Objectives and Policies.................................     2
Directors and Officers.............................................     9
Investment Advisory, Distribution
  and Servicing Arrangements.......................................    11
Portfolio Transactions.............................................    15
Purchase and Redemption Information................................    16
Valuation of Shares................................................    17
Performance Information............................................    17
Taxes..............................................................    18
Additional Information Concerning
   RBB Shares......................................................    21
Miscellaneous......................................................    24
Financial Statements...............................................    34
Appendix A.........................................................    A-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by RBB or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.
                                     GENERAL




     The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. RBB was organized as a Maryland corporation on February 29, 1988.



     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

Additional Information on Fund Investments.

     Lending of Fund Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

     Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. The Fund does not presently intend to invest more than 5% of net assets in indexed securities.

     Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

     U.S. Government Obligations. The Fund may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.

     The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage

Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Fund does not presently intend to invest more than 5% of net assets in U.S. Government obligations.

     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Fund may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Hedging Investments. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

     Futures Contracts. The Fund may invest in financial futures contracts with respect to those securities listed on the S & P 500 Stock Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of net assets in futures contracts.

     Options on Futures. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S & P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

     There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Fund's ability to effectively hedge its securities. The Fund does not presently intend to invest more than 5% of net assets in options on futures.

     Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of the comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings.

     Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's investment adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

     Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through American Depository Receipts and European Depository Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Investment Limitations.

     RBB has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). The Fund may not:


     1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.)

     2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)


     3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

     5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

     6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

     7. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

     8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.




     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.




     Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                             DIRECTORS AND OFFICERS


                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

*Arnold M. Reichman - 50                        Director                          Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counsellors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                          Director                          Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Institute                                                        Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102

Donald van Roden - 74                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                   Co.

Edward J. Roach - 74                            President and Treasurer           Certified Public Accountant; Vice Chairman
Suite 100                                                                         of the Board, Fox Chase Cancer Center;
Bellevue Park Corporate                                                           Trustee Emeritus, Pennsylvania School for
  Center                                                                          the Deaf; Trustee Emeritus, Immaculata
400 Bellevue Parkway                                                              College; President and Treasurer of
Wilmington, DE 19809                                                              Municipal Fund for New York Investors, Inc.
                                                                                  (advised by BlackRock Institutional
                                                                                  Management); Vice President and Treasurer
                                                                                  of various investment companies advised
                                                                                  by BlackRock Institutional Management
                                                                                  Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
1345 Chestnut Street                                                              Communities, Inc.; Secretary, Petroferm, Inc.
Philadelphia, PA  19107-3496


----------------------


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a registered broker-dealer.


     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.


     RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of RBB and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from RBB in the following amounts:


                             Directors' Compensation
                             -----------------------


                                                    Pension or
                                                    Retirement
                                                    Benefits
                               Aggregate            Accrued as         Estimated Annual
Name of Person/                Compensation         Part of Fund       Benefits Upon
Position                       from Registrant      Expenses           Retirement
---------------                ---------------      ------------       ----------------

Julian A. Brodsky,              $16,000                 N/A                N/A
Director
Francis J. McKay,               $18,000                 N/A                N/A
Director
Arnold M. Reichman,             $0                      N/A                N/A
Director
Robert Sablowsky,               $18,000                 N/A                N/A
Director
Marvin E. Sternberg,            $17,000                 N/A                N/A
Director
Donald van Roden,               $23,000                 N/A                N/A
Director and Chairman






     On October 24, 1990 RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee), pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only two part-time employees. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to RBB. No officer, director or employee of Boston

Partners Asset Management, L.P. ("Boston Partners" or the "Adviser") or the Distributor currently receives any compensation from RBB.


                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS


     Advisory Agreement. Boston Partners renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated July 1, 1998 (the "Advisory Agreement"). Boston Partners' general partner is Boston Partners, Inc.

     Boston Partners has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of RBB's Board of Directors and in accordance with the Fund's stated policies. Boston Partners will select investments for the Fund. For its services to the Fund, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.25% of the Fund's average daily net assets. Boston Partners is currently waiving advisory fees in excess of 0.00% of average daily net assets.


     For the fiscal year ended August 31, 1998, the Fund paid Boston Partners advisory fees as follows:



                               Fees Paid
                          (After waivers and
Portfolio                   reimbursements)          Waivers      Reimbursements
---------                  -----------------         -------      --------------
Boston Partners
Micro Cap Value
Fund                            $0                    $3,155         $19,063




     Each class of the Fund bears its own expenses not specifically assumed by Boston Partners. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by RBB to its directors and officers; (g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with a portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of RBB; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

     Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or RBB in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


     The Advisory Agreement was most recently approved on July 29, 1998 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of such parties. The Advisory Agreement was approved by the initial shareholder of each class of the Fund. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreement may also be terminated by Boston Partners on 60 days' written notice to RBB. The Advisory Agreement terminates automatically in the event of its assignment.


     Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.

     PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to RBB, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp.

     Administration Agreement. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated July 1, 1998, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to, among other things, prepare and file (or assist in the preparation of) certain reports with the SEC and other regulatory agencies. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee.

     The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties under the Administration Agreement, to act in good faith and to use its best efforts, within reasonable limits, in performing services. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence.


     For the period ended August 31, 1998, the Fund paid PFPC administration fees as follows:


                               Fees Paid
                          (After waivers and
Portfolio                   reimbursements)          Waivers      Reimbursements
---------                 -----------------          -------      --------------
Boston Partners
Micro Cap Value Fund         $6,250                   $6,250            $0


     Distribution Agreement. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, (the "Distribution Agreement"), entered into by the Distributor and RBB on behalf of the Institutional and Investor Classes, and a Plan of Distribution, as amended, for the Investor Class (the "Plan"), which was adopted by RBB in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of Fund Shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plan, to be calculated daily and paid monthly by the Investor Class at the annual rate set forth in the Prospectus.

     On April 29, 1998, the Plan was approved by RBB's Board of Directors, including the directors who are not "interested persons" of RBB and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors"). RBB believes that the Plan may benefit the Fund by increasing sales of Fund shares.

     Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of RBB regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by a majority of RBB's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the compensation payable to the Distributor pursuant to the Plan shall not be materially increased without approval by a vote of at least a majority of the Fund's outstanding shares; and (4) while the Plan remains in effect, the selection and nomination of RBB's directors who are not "interested persons" of RBB (as defined in the 1940 Act) shall be committed to the discretion of such directors who are not "interested persons" of RBB.



     During the period July 1, 1998 through August 31, 1998, the Fund paid distribution fees to the Distributor under the Plan for the Boston Partners Micro Cap Value Fund Investor Class in the aggregate amount of $54. Of such amount, $52 was paid to dealers with whom the Distributor had entered into dealer agreements, and $0 was retained by the Distributor.

     The amount retained by the Distributor was used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Fund believes that the Plan may benefit the Fund by increasing sales of Shares. Each of Mr. Sablowsky and Mr. Reichman, Directors of the Fund, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities, Inc., respectively, each a broker-dealer.

     Administrative Services Agent. Provident Distributors, Inc. ("PDI") provides certain administrative services to the Institutional Class of the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated May 29, 1998, between RBB and PDI. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of each Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of each fund's average daily net assets. For the period May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid PDI $69 in administrative services fees, and PDI waived $277.




                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In purchasing and selling portfolio securities, Boston Partners seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, the Adviser may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Investment decisions for the Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The Fund expects that its annual portfolio turnover rate will not exceed 150%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund, as well as the potential for increased realization of capital gains that are paid the shareholders. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


                       PURCHASE AND REDEMPTION INFORMATION

     RBB reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

     Under the 1940 Act, RBB may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (RBB may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


     The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Fund based on the value of the Fund's net assets and number of Institutional and Investor Shares outstanding on August 31, 1998 is as follows:

                      Boston Partners Micro Cap Value Fund

                                    Institutional Shares        Investor Shares
                                    --------------------        ---------------


Net Assets..........................         $1,119,567             $128,634

Outstanding Shares..................            146,849               16,857

Net Asset Value  per Share..........              $7.62                $7.63

Maximum Sales Charge................                 $0                   $0

Maximum Offering Price
  to Public.........................              $7.62                $7.63



                               VALUATION OF SHARES

     The net asset values per share of each class of the Fund are calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday and subsequent Monday when one of these holidays falls on Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class, and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently of the other classes. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by RBB's Board of Directors.



                             PERFORMANCE INFORMATION


     Total Return. The Fund may from time to time advertise its "average annual total return." The Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                       ERV
                              T = [(-----)1/n - 1]
                                        P

     Where: T = average annual total return;

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                 P =      hypothetical initial payment of $1,000; and

                 n =      period covered by the computation, expressed in years.

     The Fund, when advertising its "aggregate total return," computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                       ERV
Aggregate Total Return =   [(-----) - 1]
                                       P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                                      TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Fund has elected to be taxed as a regulated investment company under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

     Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.


     The Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.


     In the case of corporate shareholders, distributions (other than capital gain dividends) of the Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. The Fund will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.


     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of the Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

     A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of the Fund for shares of another Boston Partners Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for prior failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 3 billion shares are classified as Class

Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Classes DDD and EEE Common Stock constitute the Boston Partners Micro Cap Fund, described herein. Under
RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

     The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interest in the Money Market, Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.



     RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 serves as counsel to RBB and the non-interested directors.



     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants.

     Control Persons. As of November 16, 1998, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of each class of RBB indicated below. See "Additional Information Concerning RBB Shares" above. RBB does not know whether such persons also beneficially own such shares.



------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------



CASH PRESERVATION MONEY MARKET       Jewish Family and Children's Agency of Phil                 44.097%
                                     Capital Campaign
                                     Attn: S. Ramm
                                     1610 Spruce Street
                                     Philadelphia, PA 19103
------------------------------------ ------------------------------------------------ -------------------------------
                                     Marian E. Kunz                                              11.070%
                                     52 Weiss Ave.
                                     Flourtown, PA 19031
------------------------------------ ------------------------------------------------ -------------------------------
                                     Dominic & Barbara Pisciotta                                  5.734%
                                     And Successors In Tr Under The Dominic TRST &
                                     Barbara Pisciotta Caring TR DTD
                                     01/24/92
                                     207 Woodmere Way
                                     St. Charles, ,MO  63303
------------------------------------ ------------------------------------------------ -------------------------------
                                     Betty L. Thomas                                              5.045%
                                     TRST Thomas Living Trust
                                     DTD 06/19/92
                                     838 Lynn Haven Lane
                                     Hazelwood, MO  63042-3415
------------------------------------ ------------------------------------------------ -------------------------------
SAMSON STREET MONEY MARKET           Saxon and Co.                                               75.343%
                                     FBO Paine Webber
                                     A/C 32 32 400 4000038
                                     P.O. Box 7780 1888
                                     Phila., PA 19182
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wasner & Co. for Account of                                 24.017%
                                     Paine Webber and Managed Assets Sundry Holdings
                                     Attn: Joe Domizio
                                     76 A 260 ABC 200 Stevens Drive
                                     Lester, PA 19113
------------------------------------ ------------------------------------------------ -------------------------------
CASH PRESERVATOIN                    Gary L. Lange                                               40.150%
MUNICIPAL MONEY MARKET               and Susan D. Lange
                                     JT TEN
                                     837 Timber Glen Ln
                                     Ballwin, MO  63021-6066
------------------------------------ ------------------------------------------------ -------------------------------
                                     Andrew Diederich and                                         5.236%
                                     Doris Diederich
                                     JT TEN
                                     1003 Lindeman
                                     Des Peres, MO 63131
------------------------------------ ------------------------------------------------ -------------------------------






------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Kenneth Farwell                                              7.228%
                                     and Valerie Farwell JT TEN
                                     3854 Sullivan
                                     St. Louis, MO 63107
------------------------------------ ------------------------------------------------ -------------------------------
                                     Terry H. Williams                                           13.686%
                                     And Nancy L. Williams
                                     JT TEN
                                     2508 Janel Ct
                                     Oakville, MO  63129
------------------------------------ ------------------------------------------------ -------------------------------
                                     Emil R. Hunter and                                           8.325%
                                     Mary J. Hunter JT TEN
                                     428 W. Jefferson
                                     Kirkwood, MO 63122
------------------------------------ ------------------------------------------------ -------------------------------
N/I MICRO CAP FUND                   Charles Schwab & Co. Inc                                    11.848%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Janis Claflin, Bruce Fetzer and                              5.431%
                                     Winston Franklin, Robert Lehman Trst The John
                                     E. Fetzer Institute, Inc.
                                     U/A DTD 06-1992
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Public Inst. For Social Security                             7.614%
                                     1001 19th St., N. 16th Flr.
                                     Arlington, VA 22209
------------------------------------ ------------------------------------------------ -------------------------------
                                     Portland General Holdings Inc.                              19.715%
                                     DTD 01/29/90
                                     Attn: William J. Valach
                                     121 S.W. Salmon St.
                                     Portland, OR 97202
------------------------------------ ------------------------------------------------ -------------------------------
                                     State Street Bank and Trust Company                          8.823%
                                     FBO Yale Univ. Ret. Pln for Staff Emp
                                     State Street Bank & Tr Co. Master Tr. Div
                                     Attn: Kevin Sutton
                                     Solomon Williard Bldg. One Enterprise Dr.
                                     North Quincy, MA 02171
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH FUND                      Charles Schwab & Co. Inc                                    18.352%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Citibank North America Inc.                                 21.781%
                                     Trst Sargent & Lundy Retirement Trust
                                     DTD 06/01/96
                                     Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center Tampa
                                     Tampa, FL 33610-9122
------------------------------------ ------------------------------------------------ -------------------------------
                                     U.S. Equity Investment Portfolio LP                          6.526%
                                     1001 N. US Hwy One Suite 800
                                     Jupiter, FL 33477
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.882%
                                     Trst Sunkist Growers-Match-Svgs Pln
                                     Trst No. 610001154-03
                                     Mutual Funds Dept. P.O. Box 120109
                                     San Diego, CA 92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
N/I GROWTH AND VALUE FUND            Charles Schwab & Co. Inc.                                   19.824%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute Inc.                            8.505%
                                     Attn: Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bankers Trust Cust Pge-Enron Foundation                      5.829%
                                     Attn: Procy Fernandez
                                     300 S. Grand Ave. 40th Floor
                                     Los Angeles, CA 90071
------------------------------------ ------------------------------------------------ -------------------------------
N/I LARGER CAP VALUE FUND            Charles Schwab & Co. Inc                                    14.989%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Bank of America NT & SA                                     17.543%
                                     FBO Community Hospital Central Cal Pn Pl
                                     A/C 10-35-155-2048506
                                     Attn: Mutual Funds 38615
                                     P.O. Box 513577
                                     Los Angeles, CA 90051
------------------------------------ ------------------------------------------------ -------------------------------
                                     The John E. Fetzer Institute, Inc.                          46.381%
                                     Attn. Christina Adams
                                     9292 W. KL Ave.
                                     Kalamazoo, MI 49009
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       Dr. Janice B. Yost                                          12.275%
INST SHARES                          Trst Mary Black Foundation Inc.
                                     Bell Hill - 945 E. Main St.
                                     Spartanburg, SC 29302
------------------------------------ ------------------------------------------------ -------------------------------
                                     US Bank National Association                                10.754%
                                     FBO A-DEC Inc DOT 093098
                                     Attn:  Mutual Funds a/c 97307536
                                     PO Box 64010
                                     St. Paul, MN  55164-0010
------------------------------------ ------------------------------------------------ -------------------------------
                                     Irving Fireman's Relief & Ret Fund                           5.774%
                                     Attn: Edith Auston
                                     825 W. Irving Blvd.
                                     Irvin, TX 75060
------------------------------------ ------------------------------------------------ -------------------------------
                                     Miter & Co.                                                 10.207%
                                     c/o M&I Trust
                                     PO Box 2977
                                     Milwaukee, WI  53202
------------------------------------ ------------------------------------------------ -------------------------------
                                     Union Bank of California                                     5.676%
                                     FBO Service Employers
                                     TR610001265-01
                                     PO Box 120109
                                     San Diego, CA  92112-0109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Swanee Hunt and Charles Ansbacher                            5.939%
                                     Trst The Swanee Hunt Family Fund
                                     c/o Elizabeth Alberti
                                     168 Brattle St.
                                     Cambridge, MA 02138
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS LARGE CAP FUND       National Financial Services Corp.                           17.202%
INVESTOR SHARES                      For the Exclusive Bene of  Our Customers
                                     Attn: Mutual Funds 5th Floor
                                     200 Liberty St I World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   73.563%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   Donaldson Lufkin & Jenrette                                  8.340%
INST. SHARES                         Securities Corporation
                                     Attn: Mutual Funds
                                     P.O. Box 2052
                                     Jersey City, NJ 07303
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Northern Trust Company                                  12.001%
                                     FBO Thomas & Betts Master
                                     Retirement Trust
                                     8155 T&B Blvd
                                     Memphis, TN  38123
------------------------------------ ------------------------------------------------ -------------------------------
                                     MAC & CO.                                                    6.901%
                                     A/C BPHF 3006002
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198
------------------------------------ ------------------------------------------------ -------------------------------
                                     Coastal Insurance Enterprises Inc.                           6.311%
                                     Attn: Chris Baldwin
                                     P.O. Box 240429
                                     Montgomery, AL 36124
------------------------------------ ------------------------------------------------ -------------------------------
                                     U P Plumbers & Pipefitters                                   5.298%
                                     Pension Fund
                                     c/o James E. Schreiber Admin Manager
                                     241 E. Saginaw St Ste 601
                                     East Lansing, MI 48823-2791
------------------------------------ ------------------------------------------------ -------------------------------
                                     NAIDOT & Co.                                                 5.988%
                                     c/o Bessemer Trust Co
                                     100 Woodbridge Center Dr
                                     Woodbridge, NJ  07095
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MID CAP VALUE FUND   National Financial Svcs Corp. for Exclusive                 16.614%
INV SHARES                           Bene of Our Customers
                                     Sal Vella
                                     200 Liberty St.
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co. Inc.                                   40.369%
                                     Special Custody Account for Bene of Cust
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
                                     Jupiter & Co.                                                5.488%
                                     c/o Investors Bank
                                     P.O. Box 9130 FPG 90
                                     Boston, MA 02110
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND            Boston Partners Asset Mgmt LP                               31.956%
INSTITUTIONAL SHARES                 28 State Street
                                     Boston, MA 02109
------------------------------------ ------------------------------------------------ -------------------------------
                                     Chiles Foundation                                           25.779%
                                     111 S.W. Fifth Ave.
                                     Ste 4050
                                     Portland, OR 97204
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                               34.191%
                                     Raleigh, NC
                                     General Endowment
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
                                     The Roman Catholic Diocese of                                8.035%
                                     Raleigh, NC
                                     Clergy Trust
                                     715 Nazareth St.
                                     Raleigh, NC 27606
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS BOND FUND INVESTOR   Charles Schwab & Co. Inc                                    77.073%
SHARES                               Special Custody Account for Bene of Cust
                                     Stattn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104
------------------------------------ ------------------------------------------------ -------------------------------
                                     Stephen W. Hamilton                                         15.291%
                                     17 Lakeside Ln
                                     N. Barrington, IL 60010
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      Desmond J. Heathwood                                         8.339%
MICRO CAP VALUE                      41 Chestnut St.
FUND- INSTITUTIONAL                  Boston, MA 02108
SHARES
------------------------------------ ------------------------------------------------ -------------------------------
                                     Boston Partners Asset Mgmt LP                               65.971%
                                     28 State Street
                                     Boston, MA 02111
------------------------------------ ------------------------------------------------ -------------------------------
                                     Wayne Archambo                                               6.630%
                                     42 DeLopa Cir
                                     Westwood, MA 02090
------------------------------------ ------------------------------------------------ -------------------------------
                                     David M. Dabora                                              6.630%
                                     11 White Plains Ct.
                                     San Anselmo, CA 94960
------------------------------------ ------------------------------------------------ -------------------------------







------------------------------------ ------------------------------------------------ -------------------------------
             FUND NAME                        SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                           32.992%
MICRO CAP VALUE                      For the Exclusive Bene of our Customers
FUND- INVESTOR                       Attn. Mutual Funds 5th Floor
SHARES                               200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281
------------------------------------ ------------------------------------------------ -------------------------------
                                     Scott J. Harrington                                         41.867%
                                     54 Torino Ct.
                                     Danville, CA 94526
------------------------------------ ------------------------------------------------ -------------------------------
                                     Charles Schwab & Co Inc                                     18.035%
                                     Special Custody Account
                                     For Bene of Cust
                                     Attn Mutual Funds
                                     101 Montgomery St
                                     San Francisco, CA  94104
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INSTITUTIONAL SHARES          28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
BOSTON PARTNERS MARKET NEUTRAL       Boston Partners Asset Mgmt L.P.                             100.00%
FUND - INVESTOR SHARES               28 State Street
                                     Boston, MA  02109
------------------------------------ ------------------------------------------------ -------------------------------
SCHNEIDER SMALL CAP VALUE FUND       Arnold C. Schneider III                                     28.607%
                                     SEP IRA
                                     826 Turnbridge Rd
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     SCM Retirement Plan                                         15.660%
                                     Profit Sharing Plan
                                     460 E. Swedesford Rd
                                     Ste 1080
                                     Wayne, PA  19087
------------------------------------ ------------------------------------------------ -------------------------------
                                     Durward A. Huckabay                                          9.176%
                                     And Susan S. Huckabay
                                     TRST Huckabay 1987 Trust
                                     U/A DTD 11/6/87
                                     2531 Lakeridge Shores Cir
                                     Reno, NV  89509
------------------------------------ ------------------------------------------------ -------------------------------
                                     John Frederic Lyness                                        27.193%
                                     81 Hillcrest Ave
                                     Summit NJ  07901
------------------------------------ ------------------------------------------------ -------------------------------
                                     Ronald L. Gault                                              8.704%
                                     IRA
                                     439 W. Nelson St
                                     Lexington, VA  24450
------------------------------------ ------------------------------------------------ -------------------------------

     As of the same date, directors and officers as a group owned less than one percent of the shares of RBB.

     Other Communications. From time to time, references to the Fund may appear in advertisements and sales literature for certain products or services offered by the Adviser, its affiliates or others, through which it is possible to invest in one or more Funds managed by the Adviser.

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Fund or Adviser may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund or that employed by the Adviser (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable instruments), economic conditions, risk and volatility assessments, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. The Fund or Adviser may also include in such advertisements or communications additional information concerning the Adviser and/or its employees or owners, its management philosophies, operating strategies and other advisory clients, as well as statements about the Adviser attributed to others. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the view of the Adviser or Fund as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund or an investor generally. The Fund or Adviser may also include in advertisements charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of

1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boston Partners Asset Management, Inc., PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     Boston Partners Asset Management, Inc. and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders (the "1998 Annual Report") for the fiscal year ended August 31, 1998 are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by RBB's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers").The reports of PricewaterhouseCoopers are incorporated herein by reference, and such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning PFPC at (888) 261-4073.

                                   APPENDIX A
                                   ----------



COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C

                                OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a)     Financial Statements:

         (1)      Included in Part A of the Registration Statement:


                           Financial Highlights (audited) for the Cash
                  Preservation Classes of the Money Market and the Municipal Money Market Portfolios for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990 and the
                  period from commencement of operations (September 30, 1988) to August 31, 1989; for the Bedford Classes of the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and the period from commencement of operations (September 30, 1988) to August 31, 1989,; for the Sansom Street Class of the Money Market Portfolio for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and for the period from commencement of operations (September 30, 1988) to August 31, 1989, and for the Sansom Street Class of the Municipal Money Market Portfolio for the years ended August 31, 1993, 1992, 1991 and 1990 and for the period from commencement of operations (September 30, 1988) to August 31, 1989, and for the Sansom Street Class of the Government Obligations Money Market Portfolio for the years ended August 31, 1992, 1991 and 1990 and for the period from commencement of operations (October 18, 1988) to August 31, 1989; for the RBB Class of the Government Securities Portfolio for the years ended August 31, 1998, 1997, 1996, 1995, 1994, 1993 and 1992 and for the
                  period from commencement of operations (August 1, 1991) to August 31, 1991; for the Janney Montgomery Scott Class of the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios for the years ended August 31, 1998, 1997 and 1996 and for the period from commencement of operations (June 12, 1995) to August 31, 1995, and for the Janney Montgomery Scott Class of the New York Municipal Money Market Portfolio for the years ended August 31, 1998, 1997 and 1996 and for the period from commencement of operations (June 9, 1995) to August 31, 1995; and for the Institutional Shares of the Boston Partners Large Cap Value Fund for the year ended August 31, 1998 and for the period from commencement of operations (January 2, 1997) to August 31, 1997, and for the Investor Shares of the Boston Partners Large Cap Value Fund for the year ended August 31, 1998, and for the period from commencement of operations (January 16, 1997) through August 31, 1997; and for the Institutional and Investor Shares of the Boston Partners Mid Cap Value Fund for the year ended August 31, 1998 and for for the period from commencement of operations (June 2, 1997) to August 31, 1997; and for the Institutional and Investor Shares of the Boston Partners Bond Fund for the period from commencement of operations (December 30, 1997) through August 31, 1998; and for the Institutional and Investor Shares of the Boston Partners Micro Cap Value Fund for the period from commencement of operations (July 1, 1998) through August 31, 1998.


         (2) Incorporated by reference into Part B:


                           Audited Financial Statements included in the
                  Registrant's August 31, 1998 Annual Report to Shareholders, copies of which have been filed with the U.S. Securities and Exchange Commission are incorporated herein by reference.

(b)      Exhibits:                                                                                 SEE NOTE #
         (1)      (a)      Articles of Incorporation of Registrant.                                       1
                  (b)      Articles Supplementary of Registrant.                                          1
                  (c)      Articles of Amendment to Articles of Incorporation of Registrant.              2
                  (d)      Articles Supplementary of Registrant.                                          2
                  (e)      Articles Supplementary of Registrant.                                          5
                  (f)      Articles Supplementary of Registrant.                                          6
                  (g)      Articles Supplementary of Registrant.                                          9
                  (h)      Articles Supplementary of Registrant.                                          10
                  (i)      Articles Supplementary of Registrant.                                          11
                  (j)      Articles Supplementary of Registrant.                                          11
                  (k)      Articles Supplementary of Registrant.                                          13
                  (l)      Articles Supplementary of Registrant.                                          13
                  (m)      Articles Supplementary of Registrant.                                          13
                  (n)      Articles Supplementary of Registrant.                                          13
                  (o)      Articles Supplementary of Registrant.                                          14
                  (p)      Articles Supplementary of Registrant.                                          17
                  (q)      Articles Supplementary of Registrant.                                          19
                  (r)      Articles Supplementary of Registrant.                                          21
                  (s)      Articles of Amendment to Charter of the Registrant.                            22
                  (t)      Articles Supplementary of Registrant.                                          22
                  (u)      Articles Supplementary of Registrant.                                          31
                  (v)      Articles Supplementary of Registrant.                                          31
                  (w)      Articles Supplementary of Registrant.                                          29
                  (x)      Articles Supplementary of Registrant                                           29
         (2)      (a)      By-Laws, as amended.                                                           22
         (3)      None.
         (4)      (a)      See Articles VI, VII, VIII, IX and XI of Registrant's                          1
                           Articles of Incorporation dated February 17, 1988.
                  (b)      See Articles II, III, VI, XIII, and XIV of Registrant's By-Laws as             17
                           amended through April 26, 1996.
         (5)      (a)      Investment Advisory Agreement (Money Market) between                           3
                           Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988.
                  (b)      Sub-Advisory Agreement (Money Market) between                                  3
                           Provident Institutional Management Corporation and Provident National
                           Bank, dated as of August 16, 1988.
                  (c)      Investment Advisory Agreement (Tax-Free Money                                  3
                           Market) between Registrant and Provident Institutional Management
                           Corporation, dated as of August 16, 1988.
                  (d)      Sub-Advisory Agreement (Tax-Free Money Market)                                 3
                           between Provident Institutional Management Corporation and Provident
                           National Bank, dated as of August 16, 1988.
                  (e)      Investment Advisory Agreement (Government                                      3
                           Obligations Money Market) between Registrant and Provident
                           Institutional Management Corporation, dated as of August 16, 1988.
                  (f)      Sub-Advisory Agreement (Government Obligations Money                           3
                           Market) between Provident Institutional Management Corporation and
                           Provident National Bank, dated as of August 16, 1988.
                  (g)      Investment Advisory Agreement (Government Securities) between                  8
                           Registrant and Provident Institutional Management Corporation dated as of April 8, 1991.

(b)      Exhibits:                                                                                 SEE NOTE #
                  (h)      Investment Advisory Agreement (New York Municipal Money Market)                9
                           between Registrant and Provident Institutional Management Corporation
                           dated November 5, 1991.
                  (i)      Investment Advisory Agreement (Tax-Free Money Market) between                  10
                           Registrant and Provident Institutional Management Corporation dated
                           April 21, 1992.
                  (j)      Investment Advisory Agreement (n/i Micro Cap Fund) between Registrant          17
                           and Numeric Investors, L.P.
                  (k)      Investment Advisory Agreement (n/i Growth Fund) between Registrant             17
                           and Numeric Investors, L.P.
                  (l)      Investment Advisory Agreement (n/i Growth & Value Fund) between                17
                           Registrant and Numeric Investors, L.P.
                  (m)      Investment Advisory Agreement (Boston Partners Large Cap Value Fund)           20
                           between Registrant and Boston Partners Asset Management, L.P.
                  (n)      Investment Advisory Agreement (Boston Partners Mid                             22
                           Cap Value Fund) 22 between Registrant and Boston
                           Partners Asset Management, L.P.
                  (o)      Investment Advisory Agreement (n/i Larger Cap Value                            24
                           Fund) between 24 Registrant and Numeric Investors,
                           L.P. dated December 1, 1997.
                  (p)      Investment Advisory Agreement (Boston Partners Bond Fund) between              24
                           Registrant and Boston Partners Asset Management, L.P. dated December
                           1, 1997.
                  (q)      Investment Advisory Agreement (Schneider Small Cap Value Fund)                 29
                           between Registrant and Schneider Capital Management Company.
                  (r)      Investment Advisory Agreement (Boston Partners Micro Cap Value Fund)           29
                           between Registrant and Boston Partners Asset Management, L.P.
                  (s)      Investment Advisory Agreement (Boston Partners Market                          31
                           Neutral Fund) 31 between Registrant and Boston
                           Partners Asset Management, L.P.
                  (t)      Investment Advisory Agreement (n/i Small Cap Value Fund) between               32
                           Registrant and Numeric Investors, L.P.
         (6)      (a)      Distribution Agreement between Registrant and Provident                        26
                           Distributors, Inc. dated as of May 29, 1998.
                  (b)      Distribution Agreement Supplement between Registrant and Provident             31
                           Distributors, Inc. (Boston Partners Market Neutral Fund -
                           Institutional Class).
                  (c)      Distribution Agreement Supplement between Registrant and Provident             31
                           Distributors, Inc. (Boston  Partners Market Neutral Fund - Investor
                           Class).
                  (d)      Distribution Agreement Supplement between Registrant and Provident             32
                           Distributors, Inc. (n/i Small Cap Value Fund).
         (7)               Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of         23
                           October 24, 1990, as amended.
         (8)      (a)      Custodian Agreement between Registrant and Provident                            3
                           National Bank dated as of August 16, 1988.
                  (b)      Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the              10
                           Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities.
                  (c)      Amendment No. 1 to Custodian Agreement dated August 16, 1988.                   9
                  (d)      Custodian Contract between Registrant and State Street Bank and Trust          12
                           Company.

(b)      Exhibits:                                                                                 SEE NOTE #
                  (e)      Custody Agreement between Registrant and Custodial Trust Company on            17
                           behalf of n/i Micro Cap Fund, n/i Growth Fund and n/i Growth & Value
                           Fund Portfolios of the Registrant.
                  (f)      Custodian Agreement Supplement Between Registrant and PNC Bank,                20
                           National Association dated October 16, 1996.
                  (g)      Custodian Agreement Supplement between Registrant and PNC Bank,                22
                           National Association, on behalf of the Boston Partners Mid Cap Value
                           Fund.
                  (h)      Custody Agreement between Registrant and Custodial Trust Company on            24
                           behalf of the n/i Larger Cap Value Fund.
                  (i)      Custodian Agreement Supplement between Registrant and PNC Bank, N.A.           24
                           on behalf of the Boston Partners Bond Fund.
                  (j)      Custodian Agreement Supplement between Registrant and PNC Bank, N.A.           29
                           on behalf of the Schneider Small Cap Value Fund.
                  (k)      Custodian Agreement Supplement between Registrant and PNC Bank, N.A.           29
                           on behalf of the Boston Partners Micro Cap Value Fund.
                  (l)      Custodian Agreement Supplement between Registrant and PNC Bank, N.A.           31
                           on behalf of Boston Partners Market Neutral Fund.
                  (m)      Custodian Agreement Supplement between Registrant and Custodial Trust          31
                           Company on behalf of n/i Small Cap Value Fund.
         (9)      (a)      Transfer Agency Agreement (Sansom Street) between Registrant                   3
                           and Provident Financial Processing Corporation, dated as of
                           August 16, 1988.
                  (b)      Transfer Agency Agreement (Cash Preservation) between Registrant and           3
                           Provident Financial Processing Corporation, dated as of August 16,
                           1988.
                  (c)      Shareholder Servicing Agreement (Sansom Street Money Market).                  3
                  (d)      Shareholder Servicing Agreement (Sansom Street Tax-Free Money Market).         3
                  (e)      Shareholder Servicing Agreement (Sansom Street Government Obligations          3
                           Money Market).
                  (f)      Shareholder Services Plan (Sansom Street Money Market).                        3
                  (g)      Shareholder Services Plan (Sansom Street Tax-Free Money Market).               3
                  (h)      Shareholder Services Plan (Sansom Street Government Obligations Money          3
                           Market).
                  (i)      Transfer Agency Agreement (Bedford) between Registrant and Provident           3
                           Financial Processing Corporation, dated as of August 16, 1988.
                  (j)      Administration and Accounting Services Agreement between Registrant            8
                           and Provident Financial Processing Corporation, relating to
                           Government Securities Portfolio, dated as of April 10, 1991.
                  (k)      Administration and Accounting Services Agreement between Registrant            9
                           and Provident Financial Processing Corporation, relating to New York
                           Municipal Money Market Portfolio dated as of November 5, 1991.
                  (l)      Transfer Agency Agreement and Supplements (Bradford, Alpha (now known          9
                           as Janney), Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between
                           Registrant and Provident Financial Processing Corporation dated as of
                           November 5, 1991.
                  (m)      Administration and Accounting Services Agreement between Registrant            10
                           and Provident Financial Processing Corporation, relating to Tax-Free
                           Money Market Portfolio, dated as of April 21, 1992.

(b)      Exhibits:                                                                                 SEE NOTE #
                  (n)      Transfer Agency and Service Agreement between                                  15
                           Registrant and State 15 Street Bank and Trust Company
                           and PFPC, Inc. dated February 1, 1995.
                  (o)      Supplement to Transfer Agency and Service Agreement between                    16
                           Registrant, State Street Bank and Trust Company, Inc. and PFPC dated
                           April 10, 1995.
                  (p)      Amended and Restated Credit Agreement dated December 15, 1994.                 16
                  (q)      Transfer Agency Agreement Supplement (n/i Micro Cap Fund, n/i Growth           17
                           Fund and n/i Growth & Value Fund) between Registrant and PFPC, Inc.
                           dated April 14, 1996.
                  (r)      Administration and Accounting Services Agreement between Registrant            17
                           and PFPC, Inc. (n/i Micro Cap Fund) dated April 24, 1996.
                  (s)      Administration and Accounting Services Agreement between Registrant            17
                           and PFPC, Inc. (n/i Growth Fund) dated April 24, 1996.
                  (t)      Administration and Accounting Services Agreement                               17
                           between Registrant 17 and PFPC, Inc. (n/i Growth &
                           Value Fund) dated April 24, 1996.
                  (u)      Transfer Agreement and Service Agreement between Registrant and State          18
                           Street Bank and Trust Company.
                  (v)      Administration and Accounting Services Agreement between the                   21
                           Registrant and PFPC Inc. dated October 16, 1996 (Boston Partners
                           Large Cap Value Fund).
                  (w)      Transfer Agency Agreement Supplement between Registrant and PFPC Inc.          20
                           (Boston Partners Large Cap Value Fund, Institutional Class).
                  (x)      Transfer Agency Agreement Supplement between Registrant and PFPC Inc.          20
                           (Boston Partners Large Cap Value Fund, Investor Class).
                  (y)      Transfer Agency Agreement Supplement between Registrant and PFPC Inc.          20
                           (Boston Partners Large Cap Value Fund, Advisor Class).
                  (z)      Transfer Agency Agreement Supplement between                                   22
                           Registrant and PFPC 22 Inc., (Boston Partners Mid Cap
                           Value Fund, Institutional Class).
                  (aa)     Transfer Agency Agreement Supplement between Registrant and PFPC               22
                           Inc., (Boston Partners Mid Cap Value Fund, Investor Class).
                  (bb)     Administration and Accounting Services Agreement between Registrant            22
                           and PFPC Inc. dated, May 30, 1997 (Boston Partners Mid Cap Value
                           Fund).
                  (cc)     Transfer Agency Agreement Supplement (n/i Larger Cap Value Fund)               24
                           between Registrant and PFPC, Inc. dated December 1, 1997.
                  (dd)     Administration and Accounting Services Agreement between Registrant            24
                           and PFPC, Inc. dated December 1, 1997 (n/i Larger Cap Value Fund).
                  (ee)     Co-Administration Agreement between Registrant and Bear Stearns Funds          24
                           Management, Inc. dated December 1, 1997 (n/i Larger Cap Value Fund).
                  (ff)     Transfer Agency Agreement Supplement between Registrant and PFPC,              24
                           Inc. dated December 1, 1997 (Boston Partners Bond Fund, Institutional
                           Class).
                  (gg)     Transfer Agency Agreement Supplement between Registrant and PFPC,              24
                           Inc. dated December 1, 1997 (Boston Partners Bond Fund, Investor
                           Class).
                  (hh)     Administration and Accounting Services Agreement between Registrant            24
                           and PFPC, Inc. dated December 1, 1997 (Boston Partners Bond Fund).

(b)      Exhibits:                                                                                 SEE NOTE #
                  (ii)     Administration and Accounting Services Agreement between Registrant            29
                           and PFPC Inc. (Schneider Small Cap Value Fund).
                  (jj)     Transfer Agency Agreement Supplement between Registrant and PFPC Inc.          29
                           (Schneider Small Cap Value Fund).
                  (kk)     Transfer Agency Agreement Supplement between Registrant and PFPC,              29
                           Inc. (Boston Partners Micro Cap Value Fund, Institutional Class).
                  (ll)     Transfer Agency Agreement Supplement between Registrant and PFPC,              29
                           Inc. (Boston Partners Micro Cap Value Fund, Investor Class).
                  (mm)     Administration and Accounting Services Agreement between Registrant            29
                           and PFPC, Inc. (Boston Partners Micro Cap Value Fund).
                  (nn)     Administrative Services Agreement between Registrant and Provident             26
                           Distributors, Inc. dated as of May 29, 1998 and relating to the n/i funds, Schneider Small Cap Value Fund and Institutional Shares of the
                           Boston Partners Funds.
                  (oo)     Administrative Services Agreement Supplement between Registrant and            31
                           Provident Distributors, Inc.  relating to the Boston Partners Market
                           Neutral Fund (Institutional Class).
                  (pp)     Administrative and Accounting Services Agreement between Registrant            31
                           and PFPC, Inc. (Boston Partners Market Neutral Fund -  Institutional
                           and Investor Classes).
                  (qq)     Transfer Agency Agreement Supplement between Registrant and PFPC,              31
                           Inc. (Boston Partners Market Neutral Fund - Institutional and
                           Investor Classes).
                  (rr)     Transfer Agency Agreement Supplement between Registrant and PFPC,              31
                           Inc. (n/i Small Cap Value Fund).
                  (ss)     Administration and Accounting Services Agreement between Registrant            31
                           and PFPC, Inc. (n/i Small Cap Value Fund).
                  (tt)     Co-Administration Agreement between Registrant and Bear Stearns Funds          31
                           Management, Inc. (n/i Small Cap Value Fund).

                  (uu)     Administrative Services Agreement between Registrant and Provident             31
                           Distributors, Inc. (n/i Small Cap Value Fund).
         (10)              Opinion of Counsel as to validity of shares issued.                            32
         (11)     (a)      Consent of Drinker Biddle & Reath LLP.                                         32
                  (b)      Consent of Independent Auditor.                                                32

         (12)              None.
         (13)     (a)      Subscription Agreement (relating to Classes A through N).                      2
                  (b)      Subscription Agreement between Registrant and Planco Financial                 7
                           Services, Inc., relating to Classes O and P.
                  (c)      Subscription Agreement between Registrant and Planco Financial                 7
                           Services, Inc., relating to Class Q.
                  (d)      Subscription Agreement between Registrant and                                  9
                           Counsellors Securities 9 Inc. relating to Classes R,
                           S, and Alpha 1 through Theta 4.
                  (e)      Purchase Agreement between Registrant and Numeric Investors, L.P.              17
                           relating to Class FF (n/i Micro Cap Fund).
                  (f)      Purchase Agreement between Registrant and Numeric Investors, L.P.              17
                           relating to Class GG (n/i Growth Fund).
                  (g)      Purchase Agreement between Registrant and Numeric Investors, L.P.              17
                           relating to Class HH (n/i Growth & Value Fund).
                  (h)      Purchase Agreement between Registrant and Boston Partners Asset                21
                           Management, L.P. relating to Classes QQ, RR and SS (Boston Partners
                           Large Cap Value Fund).

(b)      Exhibits:                                                                                 SEE NOTE #
                  (i)      Purchase Agreement between Registrant and Boston Partners Asset                22
                           Management, L.P. relating to Classes TT and UU (Boston Partners Mid
                           Cap Value Fund).
                  (j)      Purchase Agreement between Registrant and Boston Partners Asset                24
                           Management L.P. relating to Classes VV and WW (Boston Partners Bond
                           Fund).
                  (k)      Purchase Agreement between Registrant and Numeric Investors, L.P.              24
                           relating to Class XX (n/i Larger Cap Value Fund).
                  (l)      Purchase Agreement between Registrant and Schneider Capital                    29
                           Management Company relating to Class YY (Schneider Small Cap Value
                           Fund).
                  (m)      Purchase Agreement between Registrant and Boston Partners Asset                29
                           Management, L.P. relating to Classes DDD and EEE (Boston Partners
                           Micro Cap Value Fund).
                  (n)      Purchase Agreement between Registrant and Boston Partners Asset                31
                           Management relating to Classes III and JJJ (Boston Partners Market
                           Neutral Fund).
                  (o)      Purchase Agreement between Registrant and Provident Distributors,              31
                           Inc. relating to Class MMM (n/i Small Cap Value Fund).
         (14)     None.
         (15)     (a)      Plan of Distribution (Sansom Street Money Market).                             3
                  (b)      Plan of Distribution (Sansom Street Tax-Free Money Market).                    3
                  (c)      Plan of Distribution (Sansom Street Government Obligations Money               3
                           Market).
                  (d)      Plan of Distribution (Cash Preservation Money).                                3
                  (e)      Plan of Distribution (Cash Preservation Tax-Free Money Market).                3
                  (f)      Plan of Distribution (Bedford Money Market).                                   3
                  (g)      Plan of Distribution (Bedford Tax-Free Money Market).                          3
                  (h)      Plan of Distribution (Bedford Government Obligations Money Market).            3
                  (i)      Plan of Distribution (Income Opportunities High Yield).                        7
                  (j)      Amendment No. 1 to Plans of Distribution (Classes A through Q).                8
                  (k)      Plan of Distribution (Alpha (now known as Janney) Money Market).               9
                  (l)      Plan of Distribution (Alpha (now known as Janney) Tax-Free Money               9
                           Market (now known as the Municipal Money Market)).
                  (m)      Plan of Distribution (Alpha (now known as Janney) Government                   9
                           Obligations Money Market).
                  (n)      Plan of Distribution (Alpha (now known as Janney) New York Municipal           9
                           Money Market).
                  (o)      Plan of Distribution (Beta Tax-Free Money Market).                             9
                  (p)      Plan of Distribution (Beta Government Obligations Money Market).               9
                  (q)      Plan of Distribution (Beta New York Money Market).                             9
                  (r)      Plan of Distribution (Gamma Tax-Free Money Market).                            9
                  (s)      Plan of Distribution (Gamma Government Obligations Money Market).              9
                  (t)      Plan of Distribution (Gamma New York Municipal Money Market).                  9
                  (u)      Plan of Distribution (Delta Money Market).                                     9
                  (v)      Plan of Distribution (Delta Tax-Free Money Market).                            9
                  (w)      Plan of Distribution (Delta Government Obligations Money Market).              9
                  (x)      Plan of Distribution (Delta New York Municipal Money Market).                  9
                  (y)      Plan of Distribution (Epsilon Money Market).                                   9
                  (z)      Plan of Distribution (Epsilon Tax-Free Money Market).                          9
                  (aa)     Plan of Distribution (Epsilon Government Obligations Money Market).            9

(b)      Exhibits:                                                                                 SEE NOTE #
                  (bb)     Plan of Distribution (Epsilon New York Municipal Money Market).                9
                  (cc)     Plan of Distribution (Zeta Money Market).                                      9
                  (dd)     Plan of Distribution (Zeta Tax-Free Money Market).                             9
                  (ee)     Plan of Distribution (Zeta Government Obligations Money Market).               9
                  (ff)     Plan of Distribution (Zeta New York Municipal Money Market).                   9
                  (gg)     Plan of Distribution (Eta Money Market).                                       9
                  (hh)     Plan of Distribution (Eta Tax-Free Money Market).                              9
                  (ii)     Plan of Distribution (Eta Government Obligations Money Market).                9
                  (jj)     Plan of Distribution (Eta New York Municipal Money Market).                    9
                  (kk)     Plan of Distribution (Theta Money Market).                                     9
                  (ll)     Plan of Distribution (Theta Tax-Free Money Market).                            9
                  (mm)     Plan of Distribution (Theta Government Obligations Money Market).              9
                  (nn)     Plan of Distribution (Theta New York Municipal Money Market).                  9
                  (oo)     Plan of Distribution (Boston Partners Large Cap Value Fund Investor            21
                           Class).
                  (pp)     Plan of Distribution (Boston Partners Large Cap Value Fund Advisor             21
                           Class).
                  (qq)     Plan of Distribution (Boston Partners Mid Cap Value Fund Investor              21
                           Class).
                  (rr)     Plan of Distribution (Boston Partners Bond Fund Investor Class).               24
                  (ss)     Plan of Distribution (Boston Partners Micro Cap Value Fund Investor            25
                           Class).
                  (tt)     Amendment to Plans of Distribution pursuant to Rule 12b-1.                     31
                  (uu)     Plan of Distribution (Boston Partners Market Neutral Fund - Investor           30
                           Class).
                  (vv)     Plan of Distribution (Principal Money Market).                                 29

         (16)     (a)      Schedule for Computation of Performance Quotations for the                     23
                           Money Market Portfolios, Government Securities
                           Portfolio and Boston Partners Large Cap and Mid Cap
                           Portfolios.
                  (b)      Schedule for Computation of Performance Quotations for the n/i                 24
                           Portfolios (Growth, Growth & Value and Micro Cap).

                  (c)      Schedule for Computation of Performance Quotations for the n/i Larger          31
                           Cap Value Fund.
                  (d)      Schedule for Computation of Performance Quotations for the Boston              31
                           Partners Micro Cap Fund.
                  (e)      Schedule for Computation of Performance Quotations for the Boston              31
                           Partners Bond Fund.
         (17)     Not applicable.
         (18)     Amended 18f-3 Plan.                                                                     29
         (27)     Financial Data Schedules                                                                32

NOTE #

1 Incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

2 Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

3 Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

4 Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

5 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

8 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

10 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

11 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

12 Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

13 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

14 Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

15 Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

16 Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

17 Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

18 Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30, 1996.

19 Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

20 Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

21 Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

22 Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (33-20827) filed on September 25, 1997.

23 Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement (33-20827) filed on December 1, 1997.

24 Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (33-20827) filed on December 8, 1997.

25 Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (33-20827) filed on April 10, 1998.

26 Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (33-20827) filed on June 25, 1998.

27 Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement (33-20827) filed on August 25, 1998.

28 Incorporated herein by reference to Post-Effective Amendment No. 59 to the Registrant's Registration Statement (33-20827) filed on September 15, 1998.

29 Incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (33-20827) filed on October 29, 1998.

30 Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (33-20827) filed on November 12, 1998.


31 Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (33-20827) filed on December 14, 1998.

32       A copy of such exhibit is filed electronically herewith.


Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 26.          NUMBER OF HOLDERS OF SECURITIES

                  The following information is given as of November 16, 1998.

TITLE OF CLASS OF COMMON STOCK                                                     NUMBER OF RECORD HOLDERS
------------------------------                                                     ------------------------
a)       Cash Preservation Money Market                                                      39
b)       Cash Preservation Municipal Money Market                                            51
c)       Sansom Street Money Market                                                           3
d)       Sansom Street Municipal Money Market                                                 0
e)       Sansom Street Government Obligations Money Market                                    0


TITLE OF CLASS OF COMMON STOCK                                                     NUMBER OF RECORD HOLDERS
------------------------------                                                     ------------------------
f)       Bedford Money Market                                                             85231
g)       RBB Government Securities                                                          463
h)       Bedford Municipal Money Market                                                    5306
i)       Bedford Government Obligations Money Market                                       8012
j)       Janney Montgomery Scott
         Money Market                                                                    115714
k)       Janney Montgomery Scott
         Municipal Money Market                                                            4297
l)       Janney Montgomery Scott
         Government Obligations Money Market                                              33665
m)       Janney Montgomery Scott
         New York Municipal Money Market                                                   1396
n)       ni Micro Cap                                                                      3269
o)       ni Growth                                                                         2973
p)       ni Growth & Value                                                                 6226
q)       ni Larger Cap Value                                                                655
r)       Boston Partners Large Cap Value Fund - Institutional
         Class                                                                               46
s)       Boston Partners Large Cap Value Fund - Investor Class                               40
t)       Boston Partners Large Cap Value Fund - Advisor Class                                 0
u)       Boston Partners Mid Cap Value Fund - Investor Class                                 55
v)       Boston Partners Mid Cap Value Fund - Institutional Class                            77
w)       Boston Partners Premium Bond - Institutional Class                                   7
x)       Boston Partners Premium Bond - Investor Class                                        5
y)       Boston Partners Micro Cap Value - Institutional Class                               19
z)       Boston Partners Micro Cap Value - Investor Class                                     8
aa)      Boston Partners Market Neutral Fund - Institutional Class                            1
bb)      Boston Partners Market Neutral Fund - Investor Class                                 1
cc)      Schneider Small Cap Value Fund                                                      14
dd)      RBB Select Money Market                                                              0

Item 27.  INDEMNIFICATION

         Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits 1(a) and 1(c), provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

                  Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information as to any other business, profession, vocation or employment of substantial nature in which any directors and officers of BIMC, Numeric, Boston Partners and Schneider Capital Management Company are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of BIMC's FORM ADV (File No. 801-13304) filed on February 23, 1998, Schedules B and D of Numeric's FORM ADV (File No. 801-35649) filed on March 26, 1998, Schedules B and D of Boston Partners' FORM ADV (File No. 801-49059) filed on March 31, 1998, and Schedules B and D of Schneider Capital Management Company's FORM ADV (File No. 801-55439) filed on April 25, 1998, respectively.

         There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of PNC Bank, National Association (successor by merger to Provident National Bank) ("PNC Bank"), is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                         PNC Bank, National Association
                                    Directors

POSITION WITH PNC   NAME                      OTHER BUSINESS CONNECTIONS                  TYPE OF BUSINESS
PNC BANK            ----                      --------------------------                  ----------------
-----------------
Director            Paul W. Chellgren         Chairman and Chief Executive Officer        Energy Company
                                              Ashland Inc.
                                              P.O. 391
                                              Ashland, KY 41114

Director            Robert N. Clay            President and Chief Executive Officer       Investments
                                              Clay Holding Company
                                              Three Chimneys Farm
                                              Versailles. KY 40383

Director            George A. Davidson, Jr.   Chairman and Chief Executive Officer        Public Utility Holding Company
                                              Consolidated Natural Gas Company
                                              CNG Tower, 625 Liberty Avenue
                                              Pittsburgh, PA 15222-3199

Director            David F. Girard-diCarlo   Managing Partner                            Law Firm
                                              Blank Rome Comisky & McCauley LLP
                                              One Logan Square
                                              Philadelphia, PA 19103-6998


Director            Walter Emmor Gregg, Jr.   One PNC Plaza, P1-POPP-30-1                 Diversified Financial Services
                                              249 Fifth Street
                                              Pittsburgh, PA 15222-2707


Director            William R. Johnson        President and Chief Executive Officer       Food Products Company
                                              H.J. Heinz Company
                                              600 Grant Street
                                              Pittsburgh, PA 15219-2857


Director            Bruce C. Lindsey          Chairman and Managing Director              Advisory Company
                                              Brind-Lindsey & Co.
                                              1520 Locust Street, Suite 1100
                                              Philadelphia, PA 19102


Director            W. Craig McClelland       Chairman and Chief Executive Officer        Paper Manufacturing and Land
                                              Union Camp Corporation                      Resources
                                              1600 Valley Road
                                              Wayne, NJ 07470

Director            Thomas Henry O'Brien      Chairman and Chief Executive Officer        Diversified Financial Services
                                              PNC Bank Corp.
                                              One PNC Plaza, 249 Fifth Avenue
                                              Pittsburgh, PA 15222-2707

POSITION WITH PNC   NAME                      OTHER BUSINESS CONNECTIONS                  TYPE OF BUSINESS
PNC BANK            ----                      --------------------------                  ----------------
-----------------
Director            Jane G. Pepper            President                                   Nonprofit Horticultural
                                              Pennsylvania Horticultural Society          Membership Organization
                                              100 N. 20th Street -5th Floor
                                              Philadelphia, PA 19103-1495

Director            Jackson H. Randolph       Chairman                                    Public Utility Holding Company
                                              Cinergy Corp.
                                              221 East Fourth Street, Suite 3004
                                              Cincinnati, OH 45202

Director            James Edward Rohr         President & Chief Operating Officer         Diversified Financial Services
                                              PNC Bank N.A.
                                              One PNC Plaza- 30th Floor
                                              Pittsburgh PA 15265


Director            Roderic H. Ross           Chairman and Chief Executive Officer        Insurance Company
                                              Keystone State Life Insurance Co.
                                              Suite 325
                                              501 Office Center Drive
                                              Fort Washington, PA 19034-3299


Director            Richard P. Simmons        Chairman, President & CEO                   Specialty Metals and
                                              Allegheny Teledyne Incorporated             Diversified Business
                                              1000 Six PPG Place
                                              Pittsburgh, PA 15222-5479


Director            Thomas J. Usher           Chairman and Chief Executive Officer        Energy, Steel and Diversified
                                              USX Corporation                             Business
                                              61st Floor
                                              600 Grant Street
                                              Pittsburgh, PA 15219-4776


Director            Milton A. Washington      President and Chief Executive Officer       Housing Rehabilitation and
                                              AHRCO                                       Construction
                                              5604 Baum Boulevard
                                              Pittsburgh, PA 15206



Advisory            Helge H. Wehmeier         President and Chief Executive Officer
Director                                      Bayer Corporation
                                              100 Bayer Road, Building 4
                                              Pittsburgh, PA  15205-9741


                         PNC Bank, National Association
                                    Officers

David A. Aloise                                               Senior Vice President

James C. Altman                                               Senior Vice President

Edward V. Arbaugh, III                                        Senior Vice President

                         PNC Bank, National Association
                                    Officers

Douglas R. Arnold                                             Senior Vice President, Regional Consumer Bank

Robert Jones Arnold                                           Senior Vice President

James N. Atteberry                                            Senior Vice President

Lila M. Bachelier                                             Senior Vice President

James C. Baker                                                Senior Vice President

Robert C. Barry, Jr.                                          Senior Vice President, Regional Consumer Bank,
                                                              Chief Financial Officer, Consumer Bank

James R. Bartholomew                                          Senior Vice President

Peter R. Begg                                                 Senior Vice President, Corporate Human Resources Operations Center

Constance A. Bentzen                                          Senior Vice President

Donald G. Berdine                                             Senior Vice President

Ben Berzin, Jr.                                               Senior Vice President

James H. Best                                                 Senior Vice President

Paul A. Best                                                  Senior Vice President

Michael J. Beyer                                              Senior Vice President

R. Bruce Bickel                                               Senior Vice President

Ronald R. Blankenbuehler                                      Senior Vice President

Ronald L. Bovill                                              Senior Vice President

George Brikis                                                 Executive Vice President

Dennis P. Brenckle                                            President, Central PA Market

Larry R. Brown                                                Senior Vice President, Credit Policy

Michael Brundage                                              Senior Vice President

Donna L. Burge                                                Senior Vice President

Brian R. Burns                                                Senior Vice President, Securities Processing

Douglas H. Burr                                               Senior Vice President

David D. Burrow                                               Senior Vice President

James P. Burzotta                                             Senior Vice President

Anthony J. Cacciatore                                         Senior Vice President, I M & T Institutional Services

                         PNC Bank, National Association
                                    Officers

William J. Calpin                                             Senior Vice President

Craig T. Campbell                                             Senior Vice President

William L. Campbell                                           Senior Vice President

J. Richard Carnall                                            Executive Vice President

Donald R. Carroll                                             Senior Vice President

Edward V. Caruso                                              Executive Vice President

Kevin J. Cecil                                                Senior Vice President

Nickolas P. Certo                                             Senior Vice President, Regional Consumer Bank

Rhonda S. Chatzkel                                            Senior Vice President

Sandra Chickeletti                                            Assistant Secretary

Thomas P. Ciak                                                Assistant Secretary

Joseph A. Clark                                               Senior Vice President

Peter K. Classen                                              President, Northeast PA Market

Andra D. Cochran                                              Senior Vice President

Sharon G. Coghlan                                             Coordinating Market Chief Counsel- Philadelphia

William Harvey Coggin                                         Senior Vice President

John F. Colligan                                              Senior Vice President

James P. Conley                                               Senior Vice President

C. David Cook                                                 Senior Vice President

T. Sean Costello                                              Senior Vice President, Secured Lending

Keith P. Crytzer                                              Senior Vice President

Terry D'Amore                                                 Senior Vice President

John J. Daggett                                               Senior Vice President

Peter J. Danchak                                              Senior Vice President

Douglas D. Danforth, Jr.                                      Executive Vice President, PNC Real Estate

Helen A. DePrisco                                             Executive Vice President

A.J. Desposito                                                Senior Vice President, Business Banking

                         PNC Bank, National Association
                                    Officers

Richard Devore                                                Senior Vice President

James N. Devries                                              Senior Vice President

Anuj Dhanda                                                   Senior Vice President

Victor M. DiBattista                                          Chief Regional Counsel

Frank H. Dilenschneider                                       Senior Vice President

Thomas C. Dilworth                                            Senior Vice President

Alfred J. DiMatties                                           Senior Vice President

Kenneth A. Dorsett                                            Senior Vice President, Private Bank

Henry Doss                                                    Senior Vice President, Regional Consumer Bank

Roger C. DuBois                                               Senior Vice President, National Financial Services Center

Daniel P. Dunn                                                Senior Vice President

Robert D. Edwards                                             Senior Vice President, National Consumer Bank

Tawana L. Edwards                                             Senior Vice President

David J. Egan                                                 Senior Vice President

Richard M. Ellis                                              Senior Vice President

Orlando C. Esposito                                           Senior Vice President

Lynn Fox Evans                                                Senior Vice President & Controller

William E. Fallon                                             Senior Vice President

James M. Ferguson, III                                        Senior Vice President

Charles J. Ferrero                                            Executive Vice President

John Fox                                                      Executive Vice President

Frederick C. Frank, III                                       Executive Vice President

William J. Friel                                              Executive Vice President


John F. Fulgoncy                                              Secretary


Brian K. Garlock                                              Senior Vice President, Private Bank

Leigh Gerstenberger                                           Senior Vice President

Donald W. Giffen, Jr.                                         Senior Vice President

                         PNC Bank, National Association
                                    Officers

James G. Graham                                               Executive Vice President, Regional Consumer Bank

Gail Carroll Graham                                           Senior Vice President, Private Bank

Craig Davidson Grant                                          Senior Vice President

Gary R. Gray                                                  Senior Vice President, Regional Consumer Bank

Frederick J. Gronbacher                                       Executive Vice President, National Consumer Bank

Thomas M. Groneman                                            Senior Vice President

Thomas Grundman                                               Senior Vice President

Joan L. Gulley                                                Executive Vice President, Deputy Manager, Regional Consumer Bank

Joseph C. Guyaux                                              Executive Vice President, Regional Community Bank


Neil F. Hall                                                  Executive Vice President, Deputy Manager Distribution Regional


John C. Haller                                                President, Ohio Market

Michael J. Hannon                                             Executive Vice President, Commercial Real Estate

Michael N. Harreld                                            President, Kentucky Market

Catherine E. Haffner                                          Senior Vice President, Regional Consumer Bank

Michael J. Harrington                                         Senior Vice President

Maurice H. Hartigan, II                                       Executive Vice President

G. Thomas Hewes                                               Senior Vice President

Susan G. Holt                                                 Senior Vice President, Regional Consumer Bank

Sylvan M. Holzer                                              President, Pittsburgh Market

Wayne P. Hunley                                               Senior Vice President

John M. Infield                                               Senior Vice President

Patricia J. Jablonski                                         Senior Vice President, Corporate Banking

Philip C. Jackson                                             Senior Vice President

Robert Greg Jenkins                                           Senior Vice President

William J. Johns                                              Senior Vice President, Corporate Banking

William Johnson                                               Audit Director

                         PNC Bank, National Association
                                    Officers

Robert D. Kane, Jr.                                           Senior Vice President

John J. Kelly                                                 Executive Vice President

Michael D. Kelsey                                             Chief Compliance Counsel

Michael P. Kennedy                                            Senior Vice President, Private Bank/Finance

Geoffrey R. Kimmel                                            Senior Vice President

Randall C. King                                               Senior Vice President

James M. Kinsman, Jr.                                         Senior Vice President

Christopher M. Knoll                                          Senior Vice President

William Kosis                                                 Executive Vice President

Richard C. Krauss                                             Senior Vice President

Frank R. Krepp                                                Senior Vice President & Chief Credit
                                                              Policy Officer

Thomas F. Lamb                                                Senior Vice President

Richard S. Larimer                                            Senior Vice President

William G. Lashbrook                                          Senior Vice President, PNC Real Estate

Martin S. Lazor                                               Senior Vice President, Consumer Bank


Kenneth P. Leckey                                             Cashier, Senior Vice President, Regional Consumer Bank


Marilyn R. Levins                                             Senior Vice President

Carl J. Lisman                                                Executive Vice President

Richard J. Lovett                                             Senior Vice President

Stephen F. Lugarich                                           Senior Vice President

Brian S. MacConnell                                           Senior Vice President

Linda R. Manfredonia                                          Senior Vice President

Nicholas M. Marsini, Jr.                                      Senior Vice President

John A. Martin                                                Senior Vice President

David O. Matthews                                             Senior Vice President

Dennis McChesney                                              Executive Vice President

Walter B. McClellan                                           Senior Vice President

                         PNC Bank, National Association
                                    Officers

Patricia McCrossan                                            Senior Vice President

James F. McGowan                                              Senior Vice President

Timothy McInerney                                             Senior Vice President

Charlotte B. McLaughlin                                       Senior Vice President

Kim D. McNeil                                                 Senior Vice President

Charles R. McNutt                                             Senior Vice President

James W. Meighen                                              Executive Vice President

James C. Mendelson                                            Senior Vice President

David W. Mengel                                               Senior Vice President, Corporate Bank

Darryl Metzger                                                Senior Vice President

Scott C. Meves                                                Senior Vice President

Ralph S. Michael, III                                         Executive Vice President, Corporate Banking

James P. Mikula                                               Senior Vice President

Robert J. Miller, Jr.                                         Senior Vice President

Robert G. Mills                                               Assistant Secretary

J. William Mills, III                                         Senior Vice President

Francine Miltenberger                                         Senior Vice President

Chester A. Misbach                                            Senior Vice President

Barbara A. Misner                                             Senior Vice President

D. Bryant Mitchell, II                                        Executive Vice President

Michael D. Moll                                               Senior Vice President

Thomas R. Moore                                               Vice President and Assistant Secretary

Christopher N. Moravec                                        Senior Vice President

Marlene D. Mosco                                              President, Northwest PA Market

Peter F. Moylan                                               Senior Vice President

Ronald J. Murphy                                              Executive Vice President

Louis J. Myers                                                Senior Vice President, Regional Consumer Bank

                                      -20

                         PNC Bank, National Association
                                    Officers

Saiyid T. Naqvi                                               Executive Vice President

Michael B. Nelson                                             Executive Vice President

Jill V. Niedweske                                             Senior Vice President

Thomas J. Nist                                                Senior Vice President

John L. Noelcke                                               Senior Vice President

Thomas H. O'Brien                                             Chairman and CEO

Thomas E. Paisley, III                                        Senior Vice President, Corporate Credit Policy

Samuel R. Patterson                                           Senior Vice President and Controller

Daniel J. Pavlick                                             Senior Vice President

David M. Payne                                                Senior Vice President

W. David Pendl                                                Senior Vice President

Stephen D. Penn                                               Senior Vice President

John J. Peters                                                Senior Vice President

David A. Pioch                                                Senior Vice President

Donald Poppleton                                              Senior Vice President, National Consumer Bank

Helen P. Pudlin                                               Senior Vice President and General Counsel

Wayne Pulliam                                                 Senior Vice President

Arthur F. Radman, III                                         Senior Vice President

Edward E. Randall                                             Senior Vice President

Gerard A. Recktenwald                                         Chief Financial Officer, Secured Lending

Robert Q. Reilly                                              Senior Vice President

Jesse S. Reinhardt                                            Senior Vice President

Ronald J. Retzler                                             Senior Vice President

Richard C. Rhoades                                            Senior Vice President

Charles M. Rhodes, Jr.                                        Senior Vice President

C. Joseph Richardson                                          Senior Vice President

Rodger L. Rickenbrode                                         Senior Vice President

                         PNC Bank, National Association
                                    Officers

Bryan W. Ridley                                               Senior Vice President

Victor M. Rivera                                              Senior Vice President

Bruce E. Robbins                                              Executive Vice President, Secured Lending

James E. Rohr                                                 President and Chief Operating Officer

Peter M. Ross                                                 Senior Vice President

Suzanne C. Ross                                               Senior Vice President

Gerhard Royer                                                 Senior Vice President

Robert T. Saltarelli                                          Senior Vice President

Stephen C. Schatterman                                        Senior Vice President

Jeffrey W. Schmidt                                            Senior Vice President

Peter H. Schryver                                             Senior Vice President

Richard A. Seymour                                            Senior Vice President

Timothy G. Shack                                              Executive Vice President, Chief Information Officer

Douglas E. Shaffer                                            Senior Vice President

Donald Shauger                                                Senior Vice President

Bruce Shipley                                                 Senior Vice President

Alfred A. Silva                                               Executive Vice President

George R. Simon                                               Senior Vice President

Richard L. Smoot                                              President and CEO of PNC Bank, Philadelphia/S. Jersey Region

Timothy N. Smyth                                              Senior Vice President, Trust Division

Richard R. Soeder                                             Senior Vice President

Darcel H. Steber                                              Senior Vice President

Melvin A. Steele                                              Senior Vice President

Richard Stegemeier                                            Senior Vice President

James S. Stone                                                Senior Vice President, Treasury Management Operations

William F. Strome                                             Senior Vice President, Corporate Bank

Connie Bond Stuart                                            Senior Vice President

                         PNC Bank, National Association
                                    Officers

Lon E. Susak                                                  Senior Vice President

Stephen L. Swanson                                            Executive Vice President

Frank A. Taucher                                              Senior Vice President

Peter W. Thompson                                             Senior Vice President

Alex T. Topping                                               Senior Vice President

Alan B. Trivilino                                             Senior Vice President, Regional Consumer Bank

Kevin M. Tucker                                               Senior Vice President

William H. Turner                                             President, Northern New Jersey Market

William Thomps Tyrrell                                        Senior Vice President

Alan P. Vail                                                  Senior Vice President

Michael B. Vairin                                             Senior Vice President

Ellen G. Van der Horst                                        Executive Vice President

Ronald H. Vicari                                              Senior Vice President

James M. Voytko                                               Senior Vice President, Investment Strategy and Research Group

Bruce E. Walton                                               Executive Vice President


Annette M. Ward-Kredel                                        Senior Vice President


Robert S. Warth                                               Senior Vice President

Leonard A. Watkins                                            Senior Vice President

Frances A. Wilkinson                                          Assistant Secretary

Thomas K. Whitford                                            Executive Vice President, Private Bank

George Whitmer                                                Senior Vice President

Nancy B. Wolcott                                              Executive Vice President, Segment Management

Arlene M. Yocum                                               Senior Vice President

Carole Yon                                                    Senior Vice President

George L. Ziminski, Jr.                                       Senior Vice President

(1)      PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103
                                         1600 Market Street, Philadelphia, PA  19103
                                         17th and Chestnut Streets, Philadelphia, PA 19103

(2)      PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)      PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

(4)      PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5)      Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)      PNC Investment Corp., Broad and Chestnut Street, Philadelphia, PA  19101.

(7)      Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)      Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(9)      PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE  19810

(10)     PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ  08034.

(11)     PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12)     Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA  19101.

(13)     PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14)     PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA 15265.

(15)     PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ  08002.

(16)     PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.

(17)     PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE  19899.

(18)     PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.

(19)     PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE  19801.

(20)     Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(21)     Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(22)     Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(23)     Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE  19801.

(24)     Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

Item 29. PRINCIPAL UNDERWRITER

         (a) Provident Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

         Pacific Horizon Funds, Inc.
         Time Horizon Funds
         World Horizon Funds, Inc.
         Pacific Innovations Trust

         International Dollar Reserve Fund I, Ltd.
         Municipal Fund for Temporary Investment
         Municipal Fund for New York  Investors, Inc.
         Municipal Fund for California Investors, Inc.
         Temporary Investment Fund, Inc.
         Trust for Federal Securities

         Columbia Common Stock Fund, Inc.
         Columbia Growth Fund, Inc.
         Columbia International Stock Fund, Inc.
         Columbia Special Fund, Inc.
         Columbia Small Cap Fund, Inc.
         Columbia Real Estate Equity Fund, Inc.
         Columbia Balanced Fund, Inc.
         Columbia Daily Income Company
         Columbia U.S. Government Securities Fund, Inc.
         Columbia Fixed Income Securities Fund, Inc.
         Columbia Municipal Bond Fund, Inc.
         Columbia High Yield Fund, Inc.

         The BlackRock Funds, Inc. (Distributed by BlackRock Distributors , Inc.
             a wholly owned subsidiary of Provident Distributors, Inc.)
         The OffitBank Investment Fund, Inc.
         The OffitBank Variable Insurance Fund, Inc.
         CVO Greater China Fund, Inc. (Distributed by Offit Funds Distributors,
             Inc. a wholly owned subsidiary of Provident Distributors, Inc. Kiewit Mutual Fund
         Kalmar Pooled Investment Trust

         (b) The information required by this item 29(b) is incorporated by reference to Form BD (SEC File No. 8-46564) filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

                  (1) PNC Bank, National Association (successor by merger to Provident National Bank), 1600 Market Street, Philadelphia, PA 19103 (records relating to its functions as sub-adviser and custodian).

                  (2) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428 (records relating to its functions as distributor).

                  (3) BlackRock Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

                  (4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

                  (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

                  (6) Numeric Investors, L.P., 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

                  (7) Boston Partners Asset Management, L.P., One Financial Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

                  (8) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).


                  (9) Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540 (records relating to its functions as custodian).


Item 31.     MANAGEMENT SERVICES

                  None.

Item 32.      UNDERTAKINGS

                           (a) Registrant hereby undertakes to hold a meeting of
                  shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

                           (b) Registrant hereby undertakes to furnish each
                  person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 64 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 16th day of December, 1998.



                                            THE RBB FUND, INC.


                                            By:   /S/ EDWARD J. ROACH
                                                  Edward J. Roach
                                                  President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                SIGNATURE                                   TITLE                                  DATE

/S/ EDWARD J. ROACH                         President (Principal Executive                  December 16, 1998
Edward J. Roach                             Officer) and Treasurer (Principal
                                            Financial and Accounting Officer)

*/S/DONALD VAN RODEN                        Director                                        December 16, 1998
------------------------
Donald van Roden
*/S/FRANCIS J. MCKAY                        Director                                        December 16, 1998
-------------------------
Francis J. McKay
*/S/MARVIN E. STERNBERG                     Director                                        December 16, 1998
-------------------------
Marvin E. Sternberg
*/S/JULIAN A. BRODSKY                       Director                                        December 16, 1998
-------------------------
Julian A. Brodsky
*/S/ARNOLD M. REICHMAN                      Director                                        December 16, 1998
-------------------------
Arnold M. Reichman
*/S/ROBERT SABLOWSKY                        Director                                        December 16, 1998
-------------------------
Robert Sablowsky
*By: /S/ EDWARD J. ROACH                                                                    December 16, 1998
     -------------------
      Edward J. Roach
      Attorney-in-Fact

                                      -27-

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY
                                -----------------

                 Know All Men by These Presents, that the undersigned, Donald van Roden, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

 DATED:          April 23, 1997

 /s/ DONALD VAN RODEN
 --------------------
     Donald van Roden

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY
                                -----------------

                 Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

 DATED:          April 23, 1997

 /S/ MARVIN S. STERNBERG
     -------------------
     Marvin E. Sternberg

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY
                                -----------------

                 Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

 DATED:          April 23, 1997

 /S/ ARNOLD REICHMAN
 -------------------
     Arnold Reichman

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY
                                -----------------

                 Know All Men by These Presents, that the undersigned, Francis
 J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

 DATED:          April 23, 1997

 /s/FRANCIS J. MCKAY
 -------------------
    Francis J. McKay

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY
                                -----------------

                 Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments there to and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

 DATED:          April 23, 1997

 /S/ JULIAN BRODSKY
 ------------------
     Julian Brodsky

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY
                                -----------------

                 Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

 DATED:          April 23, 1997

 /S/ ROBERT SABLOWSKY
 --------------------
     Robert Sablowsky

                               THE RBB FUND, INC.

                                  EXHIBIT INDEX

EXHIBITS

  (10)              Opinion of Counsel concerning validity of shares issued.

  (11)     (a)      Consent of Drinker Biddle & Reath LLP.

           (b)      Consent of PricewaterhouseCoopers LLP

  (27)              Financial Data Schedules